Securities and Exchange Commission
450 5 Street, N.W.
Washington, DC  20549


RE:  Midland National Life Separate Account C
     File Number 33-64016

Commissioners:

Enclosed for filing is a copy, including exhibits, excluding financials, of Post-Effective Amendment Number 5 to the above referenced Form
N-4 Registration Statement.

This amendment is being filed under 485(a) because of changes made to the Contingent Deferred Sales Charge, Death Benefit and commissions as well as other changes. Please note this amendment contains two prospectuses. The old version of the variable annuity will be phased out during 1998 as state insurance departments approve the new version.

If you have any comments or questions concerning the materials filed, herewith, please contact Frederick R. Bellamy of Sutherland, Asbill and Brennan at 202-383-0126.

Sincerely,



Paul M. Phalen, CLU, FLMI
Assistant Vice President - Product Implementation

REVVA SECCVR

Registration No. 33-64016
                                                              811-7772
                              FORM N-4
                              --------
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549
                                                                           ___
           REGISTRATION STATEMENT UNDER THE SECURITIES
                          ACT OF 1933        ___
                                                                           ___
                   Pre-Effective Amendment No. ___                         ___
                                                                           ___
                   Post-Effective Amendment No. _5_                        _X_
                               and
        REGISTRATION STATEMENT UNDER THE INVESTMENT
                        COMPANY ACT OF 1940   ___
                                                                           ___
                         Amendment No. _5_                                 _X_
              MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C
              ________________________________________
                      (Exact Name of Registrant)

               MIDLAND NATIONAL LIFE INSURANCE COMPANY
                          (Name of Depositor)
                           One Midland Plaza
                         Sioux Falls, SD 57193
             (Address of Depositor's Principal Executive Office)
                       _________________________
             (Depositor's Telephone Number, including Area Code:
                           (605) 335-5700
                       _________________________
    Jack L. Briggs, Vice President, Secretary and General Counsel
               Midland National Life Insurance Company
                          One Midland Plaza
                        Sioux Falls, SD 57193
                (Name and Address of Agent for Service)

                               Copy to:
                         Frederick R. Bellamy
                     Sutherland, Asbill & Brennan, LLP
                    1275 Pennsylvania Avenue, N.W.
                     Washington, D.C. 20004-2404

It is proposed that this filing will become effective (check appropriate line):
        ___  immediately upon filing pursuant to paragraph (b)
        ___  on May 01, 1998 pursuant to paragraph (b)
        ___  60 days after filing pursuant to paragraph (a) (i)
        _X_  on _May_01,_1998____ pursuant to paragraph (a) (i)
        ___  75 days after filing pursuant to paragraph (a) (ii)
        ___  on _________________ pursuant to paragraph (a) (ii) of Rule 485

    If appropriate, check the following line:
        ___ the Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

REVVA N-4CVR

                       CROSS REFERENCE SHEET
                       Pursuant to Rule 495

                  Showing Location in Part A (Prospectus),
           Part B (Statement of Additional Information) and Part C of Registration Statement Information Required by Form N-4

                        PART A

 Item of Form N-4                                Prospectus Caption

  1.  Cover Page                                 Cover Page

  2.  Definitions                                Definitions

  3.  Synopsis                                   Summary

  4.  Condensed Financial Information            Financial Information

  5.  General
      (a) Depositor                             Midland National Life Insurance
                                                 Company; Our Parent;
      (b) Registrant                             Our Separate Account and It's
                                                 Investment Divisions
      (c) Portfolio Company                      The Funds
      (d) Fund Prospectus                        The Funds
      (e) Voting Rights                          Your Voting Rights as an Owner

  6.  Deductions and Expenses
      (a) General                                Charges, Fees, and Deductions
      (b) Sales Load %                           Sales Charges on Withdrawals
      (c) Special Purchase Plan                  Discount for Midland Employees
      (d) Commissions                            Sales Agreements
      (e) Fund Expenses                          Charges Against the Separate
                                                 Account
      (f) Operating Expenses                     Fee Table

  7.  Contracts
      (a) Persons with Rights                    Withdrawals; Death Benefit;
                                                 Your Voting Rights as an
                                                 Owner
      (b) (i) Allocation of Premium Payments     Allocation of Premiums
         (ii) Transfers                          Transfers of Contract Value
         (iii)Exchanges                          Not Applicable
      (c) Changes                                Our Right to Change How We
                                                 Operate Our Separate Account
      (d) Inquiries                              Face Page

  8.  Annuity Period                             Effecting An Annuity

  9.  Death Benefit                              Death Benefit

 10.  Purchase and Contract Value
      (a) Purchases                              Requirements for Issuance of
                                                 a Contract; Valuation of
                                                 Owner's Contract Value
      (b) Valuation                              Valuation of Owner's
                                                 Contract Value
      (c) Daily Calculation                     How We Determine the Unit Value
      (d) Underwriter                            Sales Agreements

 11.  Redemptions
      (a) By Contract Owners                     Withdrawals
          By Annuitant                           Not Applicable
      (b) Texas ORP                              Withdrawals
      (c) Check Delay                            Withdrawals
      (d) Lapse                                  Not Applicable
      (e) Free Look                              Free Look

 12.  Taxes                                      Federal Tax Status

 13.  Legal Proceedings                          Legal Proceedings

 14.  Table of Contents for the Statement
      of Additional Information                  Statement of Additional
                                                 Information

                        PART B

 Item of Form N-4                                 Statement of Additional
                                                  Information Caption

 15.     Cover Page                               Cover Page

 16.     Table of Contents                        Table of Contents

 17.     General Information and History          (Prospectus) Midland
                                                  National
                                                  Life Insurance Company;
                                                  (Prospectus) Our Parent
 18.     Services
         (a) Fees and Expenses of Registrant      (Prospectus) Fee Table;
                                                  (Prospectus) Charges in
                                                  the Funds
         (b) Management Contracts                 Not Applicable
         (c) Custodian                            Records and Reports;
                                                  Safekeeping of Account Assets
             Independent Auditors                 Experts
         (d) Assets of Registrant                 Not Applicable
         (e) Affiliated Person                    Not Applicable
         (f) Principal Underwriter                Not Applicable

 19.     Purchase of Securities Being Offered     (Prospectus) Detailed
                                                  Information About
                                                  the Contract
         Offering Sales Load                      (Prospectus) Sales
                                                  Charges on Withdrawals

 20.     Underwriters                             Distribution of the Contract

 21.     Calculation of Performance Data          Calculation of Yields and
                                                  Total Returns

 22.     Annuity Payments                         Annuity Payments

 23.     Financial Statements                     Financial Statements

                        PART C - OTHER INFORMATION


Item of Form N-4                                  Part C  Caption

24.      Financial Statements and Exhibits        Financial Statements and
                                                  Exhibits
         (a) Financial Statements                 Financial Statements
         (b) Exhibits                             Exhibits

25.      Directors and Officers of the Depositor  Management of Midland

26.      Persons Controlled By or Under Common    Persons Controlled By
                                                  or
         Control with the Depositor or Registrant Under Command Control with
                                                  the Depositor

27.      Number of Contract Owners                Number of Contract Owners

28.      Indemnification                          Indemnification

29.      Principal Underwriters                   Relationship of Principal
                                                  Underwriter to Other
                                                  Investment Companies;
                                                  Principal Underwriters;
                                                 Compensation of North American
                                                  Management

30.      Location of Accounts and Records         Location of Accounts and
                                                  Records

31.      Management Services                      Management Services

32.      Undertakings                             Undertakings

         Signature Page                           Signatures

REVVA N4CROS

Flexible Premium Deferred Variable Annuity Contract
(Variable Annuity    2)
Issued By:

Midland National Life Insurance Company    Through Midland National
Life Separate Account C

One Midland Plaza  Sioux Falls, SD 57193  (605) 335-5700

The Individual Flexible Premium Deferred Variable Annuity Contracts described in this Prospectus provide for accumulation of the Contract
Value and payment of annuity payments on a fixed or variable basis. Variable payment options are not available in certain states. The Contracts are designed to aid individuals in long term planning for retirement or other long term purposes.

The Contracts are available for retirement plans which do not qualify for the special federal tax advantages available under the Internal Revenue Code (Non-Qualified Plans) and for retirement plans which do qualify for the federal tax advantages available under the Internal Revenue Code (Qualified Plans).

This Prospectus generally describes only the variable portion of the Contract, except where the General Account is specifically mentioned.

The Variable Annuity    2     pays a Death Benefit when the Annuitant dies
before the Maturity Date if the Contract is still In Force. The Death
Benefit is equal to the greater of the Contract Value,    or     premiums paid
less withdrawals   ,. or the Guaranteed Minimum Death Benefit.

You may withdraw part of the Contract Value, or completely surrender Your Contract for its Cash Surrender Value prior to the Maturity Date. You may incur a deferred sales charge, taxes and/or a tax penalty if You surrender Your Contract or make a partial withdrawal.

You may allocate amounts in Your Contract Fund to either Our General Account, which pays interest at a declared rate, or up to ten of the investment divisions of Our Separate Account C. In certain states, allocations to and transfers to and from the General Account are not permitted.

We invest each of the Investment Divisions of Our Separate Account in shares of a corresponding portfolio of Fidelity's Variable Insurance Products Fund (VIP), Fidelity's Variable Insurance Products Fund II (VIP
II), Fidelity's Variable Insurance Products Fund III (VIP III), or the American Century Variable Portfolios, Inc. (collectively called the "Funds"), mutual funds with a choice of portfolios.

   The Prospectuses for the Funds, which accompany this Prospectus, describe the invetment objectives, policies and risks of the Funds' portfolios associated with the eighteen divisions of our Separate Account:

VIP Money Market Portfolio
VIP High Income Portfolio
VIP Equity-Income Portfolio
VIP Growth Portfolio
VIP Overseas Portfolio
VIP II Asset Manager Portfolio
VIP II Investment Grade Bond Portfolio
VIP II Contrafund Portfolio
VIP II Asset Manager: Growth Portfolio
VIP II Index 500 Portfolio
VIP III Growth & Income Portfolio
VIP III Balanced Portfolio
VIP III Growth Opportunities Portfolio
American Century VP Capital Appreciation Portfolio
American Century VP Value Portfolio
American Century VP Balanced Portfolio
American Century VP International Portfolio
American Century VP Income & Growth Portfolio

The prospectuses for the Funds, which accompany this Prospectus, describes the investment objectives, policies, and risks of the Funds' portfolios associated with the seventeen divisions of Our Separate
Account: VIP Money Market Portfolio, VIP High Income Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Overseas Portfolio, VIP II Asset Manager Portfolio, VIP II Investment Grade Bond Portfolio, VIP II Contrafund Portfolio, VIP II Asset Manager: Growth Portfolio, VIP II Index 500 Portfolio, VIP III Growth & Income Portfolio, VIP III Balanced Portfolio, VIP III Growth Opportunities Portfolio, American Century VP Capital Appreciation Portfolio, American Century VP Value Portfolio, American Century VP Balanced Portfolio, and American
Century VP International Portfolio.

You bear the investment risk of this Contract for all amounts allocated to Separate Account C. To the extent that Your Contract Value is in Separate Account C, Your Contract Value will vary with the investment performance of the corresponding portfolios of the Funds; there is no minimum guaranteed fund value for amounts allocated to the Investment Divisions of Our Separate Account. An investment in the portfolios, including the VIP Money Market Portfolio, is neither insured nor guaranteed by the U.S. Government, and there is no assurance that the VIP Money Market Portfolio will be able to maintain a stable net asset value.

After the first premium, You may decide how much Your premium payments will be and how often You wish to make them, within limits.
You have a limited right to examine this Contract and return it to Us for a refund.

This Prospectus sets forth the information that a prospective investor should know before investing. A Statement of Additional Information about the Contract and Separate Account C is available free by writing Midland at the address above or by checking the appropriate box on the application form. The Statement of Additional Information, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

PLEASE READ THIS PROSPECTUS FOR DETAILS ON THE
CONTRACT BEING OFFERED TO YOU, AND KEEP IT FOR
FUTURE REFERENCE. THIS PROSPECTUS IS VALID ONLY WHEN
ACCOMPANIED BY CURRENT PROSPECTUSES FOR FIDELITY'S
VARIABLE INSURANCE PRODUCTS FUND, FIDELITY'S
VARIABLE INSURANCE PRODUCTS FUND II, FIDELITY'S
VARIABLE INSURANCE PRODUCTS FUND III, AND AMERICAN
CENTURY VARIABLE PORTFOLIOS, INC.

The date of this prospectus is May 1, 199   78.

The Contracts Are Not A Deposit Of, Or Guaranteed Or Endorsed By,
Any Bank Or Depository Institution, And The Contract Is Not Federally Insured By The Federal Deposit Insurance Corporation, The Federal Reserve Board, Or Any Other Agency. The Contracts involve investment risk, including possible loss of principal.


Table of Contents

Definitions
FEE TABLE
PORTFOLIO ANNUAL EXPENSES (1)
EXAMPLES
SUMMARY
CONDENSED FINANCIAL INFORMATION
GENERAL INFORMATION ABOUT MIDLAND, SEPARATE
ACCOUNT C AND THE FUNDS
The Company That Issues Variable Annuity 2
Midland National Life Insurance Company
Our Parent
Separate Account Investment Choices
Our Separate Account And Its Investment Divisions
The Funds
Investment Policies Of The Funds' Portfolios
We Own The Assets Of Our Separate Account
Our Right To Change How We Operate Our Separate Account
DETAILED INFORMATION ABOUT THE CONTRACT
Requirements for Issuance of a Contract
Free Look
Allocation of Premiums
Transfers of Contract Value
Dollar Cost Averaging
Portfolio Rebalancing
Systematic Withdrawals
Withdrawals
Loans
Death Benefit
Your Contract Value
Amounts In Our Separate Account
How We Determine The Accumulation Unit Value
CHARGES, FEES AND DEDUCTIONS
Sales Charges on Withdrawals
Free Withdrawal Option
Charges Against The Separate Account
Administrative Charge
Contract Maintenance Charge
Transfer Charge
Charges In The Funds
Changing Your Premium Allocation Percentages
The General Account
Amounts In The General Account
Adding Interest To Your Amounts In The General Account
Transfers
Additional Information About Variable Annuities
Contract Periods, Anniversaries
Inquiries
FEDERAL TAX STATUS

Introduction
Diversification
Taxation of Annuities in General
Our Income Taxes
Withholding

MATURITY DATE

EFFECTING AN ANNUITY
Fixed Options
Variable Options
Transfers after the Maturity Date

ADDITIONAL INFORMATION
Your Voting Rights As an Owner
Fund Voting Rights
How We Determine Your Voting Shares
Voting Privileges Of Participants In Other Companies
Our Reports to Owners
Performance
Your Beneficiary
Assigning Your Contract
When We Pay Proceeds From This Contract
Dividends
Midland's Sales And Other Agreements
Sales Agreements
Regulation
Year 2000 Compliance Issues
Discount for Midland Employees
Legal Matters
Legal Proceedings
Experts
Statement of Additional Information


Definitions
Accumulation Unit means the units credited to each Investment Division in the Separate Account before the Maturity Date.

Annuitant means the person, designated by the Owner, upon whose life annuity payments are intended to be based on the Maturity Date.

Annuity Unit means the units in the Separate Account after the Maturity Date which are used to determine the amount of the annuity payment.

Attained Age means the Issue Age plus the number of complete Contract Years since the Contract Date.

Beneficiary means the person or persons to whom the Death Benefit is paid if the Annuitant dies before the Maturity Date.

Business Day means any day We are open and the New York Stock
Exchange is open for trading. The holidays We currently observe are New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving
Day and the day after,    Christmas Eve day     and Christmas Day
    and the day after.

Cash Surrender Value means the Contract Value on the date of surrender, less the Contract Maintenance Charge and any Contingent Deferred Sales Charge.

Contract means a contract designed to provide an Annuitant with an income, which may be a lifetime income, beginning on the Maturity Date.

   Contract Anniversary - The same month and day of the Contract Date in each year following the Contract Date.

Contract Date means the date from which Contract Anniversaries and Contract Years are determined.

Contract Value means the total amount of monies in Our Separate Account C attributable to Your Contract and the monies in Our General Account for Your Contract.

Contract Year means a year that starts on the Contract Date or on each anniversary thereafter.

Death Benefit means the amount payable under Your Contract if the Annuitant dies before the Maturity Date.

Funds mean the Investment Companies more commonly referred to as mutual funds available for investment by Separate Account C on the Contract Date or as later changed by Us. The Funds available as of the date of the prospectus are the Fidelity Variable Insurance Products Fund
(VIP), the Fidelity Variable Insurance Products Fund II (VIP II), the Fidelity Variable Insurance Products Fund III (VIP III), and American Century Variable Portfolios, Inc. (American Century VP).

Home Office means where You write to Us to pay premiums, request transfers, or other action regarding Your Contract. The address is:

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193

In Force means the Contract has not been terminated.
Investment Division means a division of Separate Account C which invests exclusively in the shares of a specified Portfolio of the Funds. Issue Age means the age of the Annuitant on his/her birthday which is nearest to the Contract Date.

Maturity Date means the date, specified in the Contract, when annuity payments are to begin.

Owner means the person who purchases an Individual Variable Annuity Contract and makes the premium payments. The Owner will usually be an Annuitant, but need not be. The Owner has all rights in the Contract before the Maturity Date, including the right to make withdrawals or surrender the Contract, to designate and change the Beneficiaries who will receive the proceeds at the death of the Annuitant before the Maturity Date, to transfer funds among the Investment Divisions, and to designate a mode of settlement for the Annuitant on the Maturity Date.

Payee means the person who is entitled to receive annuity payments after an annuity is effected. On or after the Maturity Date, the Annuitant will be the Payee. Before the Maturity Date, You will be the Payee.

Separate Account means Our Separate Account C which receives and invests Your premiums under the Contract.


FEE TABLE
This information is intended to assist You in understanding the various costs and expenses that an Owner will bear directly or indirectly. It reflects expenses of the Separate Account as well as the Portfolios. See
CHARGES, FEES AND DEDUCTIONS on page 19 of the prospectus for additional information.

   CONTRACT OWNER TRANSACTION EXPENSES
   Sales Charge imposed on Premiums		0.00%
   Maximum Contingent Deferred Sales Charge (as a percentage of
   premiums) (1)		7.00%
   Transfer Fee (after 15 free transfers per year)		$25.00
ANNUAL CONTRACT MAINTENANCE CHARGE		$33.00

SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a percentage of average account value)
  Mortality and Expense Risk Fees		1.25%
  Administrative Charge		.15%
  Total Separate Account Annual Expenses		1.40%

(1) The Maximum Contingent Deferred Sales Charge decreases each year so there is no charge after 6 Contract Years. Each year, after the first year, 10% of total premiums may be withdrawn without a Contingent Deferred
Sales Charge. The Contingent Deferred Sales Charge is based solely on the Contract Year - additional premiums do not cause the Contingent
Deferred Sales Charge percentages to start over.

Contract Owner Transaction Expenses (All Investment Divisions)
Sales Load Imposed on Purchases (as a percentage of premium payments)
  	None
  Transfer Fee		$0.00
  Deferred Sales Load (as a percentage of premiums withdrawn)
  Years 0-1 (1)		8.00%
  Years 1-2		8.00%
  Years 2-3		7.00%
  Years 3-4		7.00%
  Years 4-5		6.00%
  Years 5-6		5.00%
  Years 6-7		4.00%
  Years 7-8		2.00%
  Eighth Year		0.00%

Contract Maintenance Charge (2)		$35.00

Annual Expenses - Separate Account (as a percentage of average Contract
Value)

Mortality and Expense Risk		1.25%
Administration Fees		0.15%
Total		1.40%

(1) Length of time between premium payments and withdrawal.
(2) The Contract Maintenance Charge is a single $35 charge on a Contract. It is deducted proportionally from the Investment Divisions in use at the time of the charge. The Contract Maintenance Charge has been reflected in the Examples by a method intended to show the "average" impact of the Contract Maintenance Charge on an investment in the Separate Account.
The Contract Maintenance Charge is deducted only when the accumulated value is less than $50,000. In the Example, the Contract Maintenance Charge is approximated as a 0.13% annual asset charge based on the experience of the Contracts.

PORTFOLIO ANNUAL EXPENSES (1)(2)
(as a percentage of Portfolio average net assets)
                                    	MANAGEMENT     	OTHER	       TOTAL ANNUAL
	                                    FEES	           EXPENSES	    EXPENSES(2)

   VIP Money Market	          	       0.21% 	          0.10%        	0.31%
VIP High Income             		        0.59%	          0.12%	        0.71%
VIP Equity-Income (3)	               	0.50%	          0.08%	        0.58%
VIP Growth (3)	                  	    0.60%	          0.09%	        0.69%
VIP Overseas (3)		                    0.75%   	       0.17%	        0.92%
VIP II Investment Grade Bond	        	0.44%	          0.14%	        0.58%
VIP II Asset Manager (3)             	0.55%	          0.10%	        0.65%
VIP II Index 500 (4)		                0.24%	          0.04%	        0.28%
VIP II Contrafund (3)		               0.60%	          0.11%	        0.71%
VIP II Asset Manager: Growth (3)	     0.60%          	0.17%	        0.77%
VIP III Balanced (3)	             	   0.45%	          0.16%	        0.61%
VIP III Growth Opportunities (3)		    0.60%          	0.14%	        0.74%
VIP III Growth & Income (4)          	0.49%	          0.21%	        0.70%
American Century VP Capital Appreciation		1.00%      	0.00%	        1.00%
American Century VP Balanced	        	1.00%          	0.00%	        1.00%
American Century VP Value	           	1.00%          	0.00%	        1.00%
American Century VP International		   1.50%	          0.00%	        1.50%
American Century VP Income & Growth (5)		1.00%       	0.00%        	1.00%

(1)(2)     The fund data was provided by Fidelity Management & Research
Company and American Century Investment Management, Inc. Midland
has not independently    verifiedguaranteed     the accuracy of the Fund datae.

   (2) With the exception of the American Century VP Income & Growth Portfolio as described in (5), the annual expenses shown are based on actual expenses for 1997.

(3) A portion of the brokerage commissions the fund paid was used to reduce its expenses. In addition, certain funds have entered into
arrangements with their custodian and transfer agent whereby    credits
realized as a result ofinterest earned on uninvested cash balances werewas used to reduce custodian and transfer agent expenses. IncludingWithout these reductions, total operating expenses would have been as follows:for 0.56% for VIP Equity-Income, 0.67% for VIP Growth, 0.92% for VIP
Overseas, 0.73% for VIP II Asset Manager, 0.71% for VIP II Contrafund, 0.85% for VIP II Asset Manager: Growth, 0.76% for VIP III Growth Opportunities, and 0.71% for VIP III Balanced.

   VIP Equity-Income	0.57%
VIP Growth	0.67%
VIP Overseas	0.90%
VIP II Asset Manager	0.64%
VIP II Contrafund	0.68%
VIP II Asset Manager: Growth	0.76%
VIP III Balanced	0.60%
VIP III Growth Opportunities	0.71%

(4) The fund's expenses were voluntarily reduced by the Fund's investment advisor. Absent reimbursement, the management fee, other expenses, and
total expenses for the    VIP II Index 500 would have been 0.27%, 0.13%
and 0.40% respectively. 0.28%, 0.15% and 0.43% for VIP II Index 500, and0.50%, 195.78% and 196.29% for VIP III Growth & Income.

   (5) The American Century VP Income & Growth portfolio was established on 10/30/1997. The annual expenses shown in the table and reflected in the examples are estimated 1998 expenses as provided to Midland by American Century Investment Management, Inc.

                               EXAMPLES
If You surrender or annuitize Your Contract at the end of the applicable time period, You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:
                                      	ONE 	  THREE	FIVE	 TEN
                                       YEAR 	YEARS	YEARS	YEARS

VIP Money Market                        	$89   $108 $130 	$217
VIP High Income	                         	93	  121	  151	  260
VIP Equity-Income (3)                   		92	  117	  144  	246
VIP Growth (3)	                          	93	  120	  150   257
VIP Overseas	                            	95  	127	  162	  282
VIP II Investment Grade Bond	            	92  	117	  144	  246
VIP II Asset Manager (3)                		93  	122	  153	  263
VIP II Index 500 (4)                    		89  	108	  129  	215
VIP II Contrafund (3)                   		93  	122	  153  	263
VIP II Asset Manager: Growth (3)	      	  95  	125	  159  	276
VIP III Balanced (3)		                    93  	121  	152  	261
VIP III Growth Opportunities (3)		        94	  122  	154  	266
VIP III Growth & Income (4)	             	96	  129	  166	  289
American Century VP Capital Appreciation		96  	129	  166  	289
American Century VP Balanced		            96  	129  	165  	288
American Century VP Value		               96 	 129  	166	  289
American Century VP International	      	101  	144  	190  	336
VIP Money Market		                        99  	128  	160  	216
VIP High Income	                        	103  	140  	180  	257
VIP Equity-Income (3)                  		101  	136  	173  	243
VIP Growth (3)	                         	102  	139  	178  	253
VIP Overseas (3)	                       	105  	146  	190  	277
VIP II Investment Grade Bond	            101  	136  	173  	244
VIP II Asset Manager (3)		               102  	138  	176  	250
VIP II Index 500 (4)	                    	98  	127  	158  	213
VIP II Contrafund (3)		                  102  	139  	178  	254
VIP II Asset Manager: Growth (3)	        103 	 142  	183  	263
VIP II Balanced (3)		                    102	  137  	174  	246
VIP II Growth Opportunities (3)	        	103  	141  	181  	260
VIP III Growth & Income	                	103  	140  	179  	256
American Century VP Capital Appreciation	106 	 149	  195  	287
American Century VP Balanced		           106 	 149 	 195  	287
American Century VP Value		              106  	149	  195	  287
American Century VP International		      111   164  	219  	335
American Century VP Income & Growth (5)		106	  149	  195  	287

If You annuitize at the end of the applicable time period, You would pay the following expenses on a $1,000 investment, assuming 5% annual return on Your assets.

	                                               ONE 	THREE	FIVE	 TEN
	                                               YEAR	YEARS	YEARS	YEARS

VIP Money Market	                                	$89	$108	$130	$217
VIP High Income                                  		93 	121 	151 	260
VIP Equity-Income (3)	                            	92	 117	 144 	246
VIP Growth (3)                                   		93 	120 	150 	257
VIP Overseas	                                      95 	127	 162 	282
VIP II Investment Grade Bond	                     	92 	117 	144 	246
VIP II Asset Manager (3)	                         	93	 122 	153 	263
VIP II Index 500 (4)	                             	89 	108 	129 	215
VIP II Contrafund (3)	                             93 	122 	153 	263
VIP II Asset Manager: Growth (3)	                 	95 	125 	159 	276
VIP III Balanced (3)                             		93 	121 	152 	261
VIP III Growth Opportunities (3)                 		94 	122 	154 	266
VIP III Growth & Income (4)                      		96 	129 	166	 289
American Century VP Capital Appreciation		         96  129  166 	289
American Century VP Balanced		                     96	 129 	165 	288
American Century VP Value                        		96	 129	 166 	289
American Century VP International	               	101	 144 	190	 336

If You do not surrender Your Contract, You would pay the following expenses on a $1,000 investment, assuming 5% annual return on Your assets:
                                                  	ONE	 THREE	FIVE 	TEN
                                                  	YEAR	YEARS	YEARS	YEARS

   VIP Money Market	                               	$19  $58  $100  $217
VIP High Income	                                     23  	71  	121  	260
VIP Equity-Income (3)	                              	22	  67  	114	  246
VIP Growth (3)		                                     23	  70	  120	  257
VIP Overseas (3)                                    	25 	 77	  132	  282
VIP II Investment Grade Bond	                       	22	  67	  114	  246
VIP II Asset Manager (3)                            	23 	 72	  123	  263
VIP II Index 500 (4)	                               	19	  58	   99	  215
VIP II Contrafund (3)	                              	23	  72  	123	  263
VIP II Asset Manager: Growth (3)	                   	25	  75  	129	  276
VIP III Balanced (3)	                               	23	  71  	122	  261
VIP III Growth Opportunities (3)		                   24 	 72	  124	  266
VIP III Growth & Income (4)		                        26	  79	  136	  289
American Century VP Capital Appreciation		           26	  79	  136	  289
American Century VP Balanced	                        26   79 	 135	  288
American Century VP Value                          		26  	79	  136	  289
American Century VP International	                  	31	  94	  160	  336
VIP Money Market                                   		19  	58	  100	  216
VIP High Income		                                    23  	70	  120	  257
VIP Equity-Income (3)	                              	21  	66	  113	  243
VIP Growth (3)	                                     	22  	69	  118	  253
VIP Overseas (3)	                                   	25  	76	  130	  277
VIP II Investment Grade Bond	                        21  	66	  113	  244
VIP II Asset Manager (3)                           		22	  68	  116	  250
VIP II Index 500 (4)	                               	18	  57	   98	  213
VIP II Contrafund (3)                              		22	  69	  118	  254
VIP II Asset Manager: Growth (3)	                   	23	  72	  123	  263
VIP III Balanced (3)		                               22	  67	  114	  246
VIP III Growth Opportunities (3)		                   23	  71	  121	  260
VIP III Growth & Income	                             23  	70	  119	  256
American Century VP Capital Appreciation		           26	  79	  135	  287
American Century VP Balanced	                        26 	 79 	 135 	 287
American Century VP Value	                          	26	  79	  135	  287
American Century VP International                  		31  	94  	159	  335
American Century VP Income & Growth (5)		            26	  79	  135  	287

WITH THE EXCEPTION OF THE AMERICAN CENTURY VP
INCOME & GROWTH PORTFOLIO, THE EXAMPLES ARE BASED
ON ACTUAL EXPENSES FOR 1997. ACTUAL EXPENSES ARE AS
SHOWN ON PAGE 4 UNDER PORTFOLIO ANNUAL EXPENSES
AND ARE NET OF ANY FEE WAIVERS OR EXPENSE
REIMBURSEMENTS. THE EXPENSES FOR THE AMERICAN
CENTURY VP INCOME & GROWTH PORTFOLIO ARE BASED ON
ESTIMATED 1998 EXPENSES AS PROVIDED TO MIDLAND BY
AMERICAN CENTURY MANAGEMENT, INC.

THE EXAMPLE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL
EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL; PAST
OR FUTURE ANNUAL RETURNS MAY BE GREATER OR LESSER
THAN THE ASSUMED AMOUNT. THESE EXAMPLES REFLECT
THE $353 CONTRACT MAINTENANCE CHARGE AS AN ANNUAL
CHARGE OF    0.13%0.15%     OF ASSETS BASED ON AN AVERAGE
CONTRACT VALUE OF    $27,000$22,000.

SUMMARY
In this prospectus "We", "Our", and "Us" mean Midland National Life Insurance Company.

"You" and "Your" mean the Owner of the Contract. We refer to the person who is covered by the Contract as the "Annuitant", because the Annuitant and the Owner may not be the same.

The following summary is qualified in its entirety by the detailed information appearing later in this prospectus and this summary must be read in conjunction with that detailed information. Unless otherwise indicated, the description of the Contract in this prospectus assumes that the Contract is In Force.

Features of the Variable Annuity    2

Your Contract Value - Your Contract Value is established after We receive Your first premium payment.

Your Contract Value reflects the amount and frequency of premium payments, the investment experience of amounts allocated to Our Separate Account, interest earned on amounts allocated to the General Account, withdrawals, and deduction of the Separate Account and Contract
Charges. You bear the investment risk under the Variable Annuity    2     as
Your Contract Value will vary according to the investment experience of the Investment Divisions of Our Separate Account You have selected.
There is no minimum guaranteed Contract Value with respect to any amounts allocated to the Separate Account. (See Your Contract Value on page 18.)

Flexible Premium Payments   You may pay premiums whenever You want
(prior to the Maturity Date), in whatever amount You want, within certain limits. We require an initial minimum premium of at least $2,000 and ongoing premium payments of at least $50. We currently waive the initial minimum premium requirement of $2,000 for Qualified Contracts enrolled in a bank draft investment program or payroll deduction plan if the monthly premium is at least $100.

You will also choose a planned periodic premium. You need not pay premiums of any set amount or according to the planned schedule.

Investment Choices of the Variable Annuity    2

You may allocate amounts in Your Contract Value to either Our General
Account, which pays interest at a declared rate, or    after the Free Look
Period     up to ten of the Investment Divisions of Our Separate Account.
Each of these Investment Divisions invests in shares of a corresponding portfolio of Fidelity's Variable Insurance Products Fund, Fidelity's Variable Insurance Products Fund II, Fidelity's Variable Insurance Products Fund III, or the American Century Variable Portfolios, Inc. "series" type mutual funds. The portfolios have different investment objectives. Fidelity Management & Research Company receives fees from the VIP, VIP II and VIP III portfolios for providing investment management services and American Century Investment Management,
Inc. receives fees from the American Century Variable Portfolios for providing investment management services. These fees are taken monthly in proportion to the average daily net assets of each portfolio throughout the month.

For a full description of the Funds, see the Funds' prospectuses, which accompany this prospectus. (See The Funds on page 13.)
   VIP High Income Portfolio
VIP Equity-Income Portfolio
VIP Growth Portfolio
VIP Overseas Portfolio
VIP II Asset Manager Portfolio
VIP II Investment Grade Bond Portfolio
VIP II Contrafund Portfolio
VIP II Asset Manager: Growth Portfolio
VIP II Index 500 Portfolio
VIP III Growth & Income Portfolio
VIP III Balanced Portfolio
VIP III Growth Opportunities Portfolio
American Century VP Capital Appreciation Portfolio
American Century VP Value Portfolio
American Century VP Balanced Portfolio
American Century VP International Portfolio
American Century VP Income & Growth Portfolio

The current Investment Divisions which invest in Portfolios of Fidelity's Variable Insurance Products Fund are:
Money Market Portfolio
High Income Portfolio
Equity-Income Portfolio
Growth Portfolio
Overseas Portfolio

The current Investment Divisions which invest in Portfolios of Fidelity's Variable Insurance Products Fund II are:
Asset Manager Portfolio
Investment Grade Bond Portfolio
Index 500 Portfolio
Contrafund Portfolio
Asset Manager: Growth Portfolio

The current Investment Divisions which invest in Portfolios of Fidelity's Variable Insurance Products Fund III are:
Growth & Income Portfolio
Balanced Portfolio
Growth Opportunities Portfolio

The current Investment Divisions which invest in Portfolios of the American Century Variable Portfolios, Inc. are:
Capital Appreciation Portfolio
Value Portfolio
Balanced Portfolio
International Portfolio
   Income & Growth Portfolio

Each portfolio charges a different investment advisory fee.The VIP, VIP
II, and VIP III Funds also charge an amount for other operating expenses.
The total expenses for the year ending December 31, 199   76     are shown on
page 4 under the table of Portfolio Annual Expenses.

See Investment Policies Of The Funds' Portfolios on page 13, Charges In The Funds on page 20, and The General Account on page 20.

Withdrawals

Unless restricted by a retirement arrangement in connection with which
You have purchased a Contract, You may withdraw all or part of Your
Cash Surrender Value at any time.    In addition, You may elect a
Systematic Withdrawal Option (See Systematic Withdrawals on page 16.)
A Contingent Deferred Sales Charge may be imposed on the withdrawal.
The amount You request plus any deferred sales charge, and, upon full withdrawal, plus the Contract Maintenance Charge will be deducted from
Your Contract Value. You may withdraw this amount in a lump sum or use it to purchase an annuity that will continue as long as You live or for some other period You select. A withdrawal may also have tax consequences including a 10% tax penalty on certain withdrawals prior to
age 59 1/2. After three years from the Contract Date, the    Contingent
Ddeferred Ssales Ccharge    , if any, will be waived upon the withdrawal of
funds to effect a life annuity. (See Sales Charges on Withdrawals on page 19, FEDERAL TAX STATUS on page 21, and EFFECTING AN
ANNUITY on page 24.) Withdrawals from Contracts used in connection with tax-qualified retirement plans may be restricted or penalized by the terms of the plan or applicable law.

   Charges under the Contracts. The charges made by Midland are intended to compensate Us for paying the various categories of expenses and taxes incurred in maintaining and operating the Contracts and Separate Account and for assuming mortality and expense risks under the Contracts. These charges consist of a $33 annual Contract Maintenance Charge and a daily charge at an effective annual rate of 1.40% of the assets held in the Investment Divisions. For more information regarding these charges, see CHARGES, FEES AND DEDUCTIONS on page 14.

A Contingent Deferred Sales Charge is imposed to reimburse Midland for distribution expenses, such as commissions paid to sales personnel, costs of advertising and sales promotions, prospectus costs, and costs of policy administration. Many mutual funds, other than no-load funds, make this charge by deducting a percentage of the investor's payment and investing only the remainder. Under the Contracts described in this prospectus, no sales charge is taken out when Your premium is invested in the Investment Divisions designated by You or in the General Account if so directed. In any Contract Year, after the first Contract Year, You may make a withdrawal of 10% of the sum of premiums paid without charge. A
Contingent Deferred Sales Charge may be deducted on all other withdrawals (including withdrawals to effect an annuity). The charge is 7% of the amount of the premiums withdrawn in the first Contract Year and thereafter the charge decreases. (See Sales Charges on Withdrawals on page 14.) Withdrawals made seven or more Contract Years after the Contract Date are subject to no Contingent Deferred Sales Charge at all. Withdrawals may be subject to tax consequences under the Internal
Revenue Code. (See Withdrawals on page 12 and FEDERAL TAX
STATUS on page 15.)

Charges Under the Contracts by Midland
Sales Expenses   There is no deduction for sales expenses from premium
payments when made. However, a Contingent Deferred Sales Charge may be assessed against Contract Values when they are withdrawn, including withdrawals to effect an annuity and systematic withdrawals. (See Sales Charges on Withdrawals on page 19.)

The length of time from receipt of each premium payment and the withdrawal determines the Contingent Deferred Sales Charge. For this purpose, premium payments will be deemed to be withdrawn in the order in which they are received and all withdrawals will be first from premium payments and then from other Contract Values. The charge is a percentage of the premiums and is as follows:

	Length of Time	Contingent
	from Premium Payment	Deferred Sales
	(Number of Years)	Charge
    	0-1           	8%
	    1-2	           8%
	    2-3	           7%
    	3-4	           7%
    	4-5	           6%
    	5-6	           5%
    	6-7	           4%
    	7-8	           2%
    	8 or more	     0%

No contingent deferred sales charge will be assessed upon (1) payment of death proceeds under the Contract (2) exercise of the Free Withdrawal Privilege or (3) Subject to approval of the state insurance authorities, after the first Contract Anniversary, Midland will not assess a Contingent
Deferred Sales Charge on either a full or partial surrender if (a) written proof is given to Us at Our Home Office that the Owner is confined in a state licensed in-patient nursing facility for a total of 90 days, provided We receive Your withdrawal request within 90 days after discharge from such facilities or (b) A licensed Physician provides a written statement to Us that the Owner is expected to die within the next twelve months due to a non-correctable medical condition. The licensed Physician cannot be the Owner or part of the Owner's immediate family. We reserve the right to have a physician of Our choice examine the Owner.

Withdrawals may be subject to tax consequences under the Internal
Revenue Code. (See Withdrawals on page 16 and FEDERAL TAX
STATUS on page 21).

Free Withdrawal Privilege   You may make a withdrawal from Your
Contract value of up to 10% of the total premiums paid (as determined on the date of the requested withdrawal), less any withdrawals made in the prior 12 months, without incurring a Contingent Deferred Sales Charge. (See Free Withdrawal Option on page 19 for exact details.)
Mortality and Expense Risks   For assuming the mortality and expense
risks under the Contract, Midland will impose a 1.25% per annum charge against all Contract Values held in the Separate Account (See CHARGES, FEES AND DEDUCTIONS on page 19.)

Annual Administration and Maintenance Fee   The Contract provides for
administration and Contract maintenance charges. For administration, the charge is 0.15% per annum against all Contract Values held in the Separate Account. For maintenance, the charge is $35 annually. At the current time, Contracts with a Contract Value of $50,000 or more at time of Contract Anniversary will not be assessed the $35 Contract Maintenance Charge. (See CHARGES, FEES AND DEDUCTIONS on page 19.)

Premium Taxes   At the current time, Midland does not impose a
deduction for Premium Taxes. Midland does, however, reserve the right to impose a deduction for Premium taxes for Contracts sold in states that charge a premium tax.

Using Your Contract Value

Transfers - On or before the Maturity Date, You may transfer amounts in
Your Contract Value between the General Account and    after the Free
Look Period between     Investment Divisions of the Separate Account and
among the Investment Divisions of the Separate Account. Transfers take effect on the date We receive Your request. We also require minimum
amounts for each transfer, usually $200. Currently,    We do not charge You
for making transfers. if You make more than fifteen transfers a year, an administrative charge may be deducted from Your Contract Value ($25 for
each additional transfer). However,     We reserve the right to assess a    $25
Administrative Charge this charge after the fifteenth fourth     transfer in a
Contract Year. There are other limitations on transfers to and from the General Account.

Additional Information About Variable    Annuity 2Annuities
Your Right To Examine This Contract - You have a right to examine the Contract and, if You wish, return it to Us. Your request must be
postmarked no later than 10 days after You receive Your Contract.    During
the Free Look Period Your premium will be allocated to the VIP Money
Market Investment Division. (See Free Look on page 15 for more details.)

CONDENSED FINANCIAL INFORMATION

                 	Accumulation	Accumulation	Number of
                 	Unit Value	  Unit Value	  Accumulation
Investment       	at Beginning  	at End    	Units at End
Division	         of Period    	of Period  	of Period
VIP Money Market
1993(1)	          10.00	        10.02	       3,675
1994              10.02        	10.31	     207,115
1995             	10.31         10.76 	     30,841
1996             	10.76	        11.18	     450,641
   1997	             11.18        	11.63     	534,936
VIP High Income
1993(1)	          10.00	        10.22	        2.68
1994	             10.22	         9.93	      70,977
1995              	9.93	        11.83     	139,335
1996             	11.83         13.26     	221.760
   1997	             13.26	        13.58     	304,930
VIP Equity-Income
1993(1)          	10.00	        10.16       	2,861
1994	             10.16         10.71	     163,874
1995	             10.71	        14.35     	385,807
1996	             14.35        	16.09     	696.083
   1997	             16.09         20.33     	929,862
VIP Growth
1993(1)          	10.00	        10.09       	2,539
1994             	10.09         	9.80     	160,540
1995              	9.80        	13.32     	347,738
1996	             13.32	        15.01     	700,985
VIP Overseas
1993(1)           10.00        	10.40       	1,706
1994	             10.40        	10.37	     147,456
1995              11.36	        12.59     	282,107
1996              12.59	        13.85     	336,988
VIP II Asset Manager
1993(1)	          10.00        	10.48	      11,474
1994	             10.48	         9.67	     280,056
1995	              9.67        	11.22	     362,467
1996             	11.22         12.65 	    447,842
   1997	             12.65        	15.05	     534,109
VIP II Investment
Grade Bond
1993(1)	          10.00	        10.06         	124
1994              10.06         	9.52      	31,444
1995              	9.52	        11.03      	52,431
1996	             11.03	        11.22      	97,711
   1997	             11.22	        12.06     	136,067
VIP II Index 500
1993(1)	          10.00 	       10.15	          22
1994	             10.15        	10.11	      32,675
1995	             10.11	        13.79	      71,305
1996	             13.79	        16.57	     256,789
   1997	             16.57	        21.67	     497,774
VIP II Asset Manager: Growth
1995(2)	          10.00        	11.48      	13,682
1996             	11.48        	13.56	      71,781
   1997              13.56	        16.72	     176,790
VIP II Contrafund
1995(2)	          10.00        	11.84	      35,906
1996             	11.84	        14.17	     187,702
   1997             	14.17	        17.34	     397,591
VIP III Balanced
   1997(3)	          10.00	        11.45      	39,701
VIP III Growth Opportunities
   1997(3)          	10.00        	12.28      	75,926
VIP III Growth & Income
   1997(3)           10.00        	12.36	      54,877
American Century VP
Capital Appreciation
   1997(3)	          10.00        	11.35       	13,870
American Century VP
Balanced
   1997(3)	          10.00        	11.40       	13,519
American Century VP
Value
   1997(3)          	10.00	        12.26        	44,666
American Century VP
International
   1997(3)	          10.00	        10.93	        34,973

(1)Period from 10/24/93 to 12/31/93
(2) Period From 5/1/95 to 12/31/95
   (3)Period from 5/1/97 to 12/31/97

   The American Century VP Income & Growth Investment Division became available on May 1, 1998, and thus had no financial information to report at 12/31/1997.

The following Investment Divisions were not available in 1996 and thus have no financial information to report as of 12/31/96: VIP III Growth & Income, VIP III Balanced, VIP III Growth Opportunities, American
Century VP Capital Appreciation, American Century VP Value Portfolio, American Century VP Balanced and American Century VP International.

GENERAL INFORMATION ABOUT
MIDLAND, SEPARATE ACCOUNT C
AND THE FUNDS

The Company That Issues Variable Annuit   yies 2

Midland National Life Insurance Company

We are Midland National Life Insurance Company, a stock life insurance company. Midland was organized in 1906 in South Dakota as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name "Midland" was adopted in 1925. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Our Parent

Midland is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Separate Account Investment Choices

Premiums may be allocated to up to ten  of the Investment Divisions of
Our Separate Account or to Our General Account according to the
instructionsdirections     You provided on Your application. In certain states,
allocations to and transfers to and from the General Account are not permitted. These instructions will apply to any subsequent premiums You pay that do not include instructions as to how the premium is to be allocated until You write to Our Home Office with new instructions.
Allocation percentages may be any whole number from 10 to 100, and the sum must equal 100. You may choose not to allocate any premium to any
particular Investment Division. You may not have your Contract    Value
Fund allocated to more than ten Investment Divisions of Our Separate
Account at any one point in time. (See, The General Account on page 20.)

Our Separate Account And Its Investment Divisions

The Separate Account is Our Separate Account C, established under the Insurance Laws of the State of South Dakota in March, 1991, and is a unit investment trust registered with the Securities and Exchange Commission
(SEC) under the Investment Company Act of 1940. This registration does not involve any supervision by the SEC of the management or investment contracts of the Separate Account. A unit investment trust is a type of investment company. The Separate Account has a number of Investment Divisions, each of which invests in shares of a corresponding portfolio of the Funds. You may allocate part or all of Your premiums to no more than
ten of the    eighteenseventeen     Investment Divisions of Our Separate
Account. Our Separate Account divisions invest in the    following
Investment Divisions: VIP Money Market Portfolio, the VIP High Income Portfolio, the VIP Equity-Income Portfolio, the VIP Growth Portfolio, the VIP II Asset Manager Portfolio, the VIP Overseas Portfolio, the VIP II Investment Grade Bond Portfolio, the VIP II Contrafund Portfolio, the
VIP II Asset Manager: Growth Portfolio, the VIP II Index 500 Portfolio, the VIP III Growth & Income Portfolio, the VIP III Balanced Portfolio, the VIP III Growth Opportunities Portfolio, the American Century VP Capital Appreciation Portfolio, the American Century VP Value Portfolio, the American Century VP Balanced Portfolio, and the American Century
VP International Portfolio.

   VIP Money Market Portfolio
VIP High Income Portfolio
VIP Equity-Income Portfolio
VIP Growth Portfolio
VIP Overseas Portfolio
VIP II Asset Manager Portfolio
VIP II Investment Grade Bond Portfolio
VIP II Contrafund Portfolio
VIP II Asset Manager: Growth Portfolio
VIP II Index 500 Portfolio
VIP III Growth & Income Portfolio
VIP III Balanced Portfolio
VIP III Growth Opportunities Portfolio
American Century VP Capital Appreciation Portfolio
American Century VP Value Portfolio
American Century VP Balanced Portfolio
American Century VP International Portfolio
American Century VP Income & Growth Portfolio

The Funds

Fidelity's Variable Insurance Product Fund, Fidelity's Variable Insurance Product Fund II, Fidelity's Variable Insurance Product Fund III, and the American Century Variable Portfolios, Inc. are open-end diversified management investment companies, more commonly called mutual funds.
As a "series" type of mutual funds, they issue several different "series" of portfolios. The Funds' shares are bought and sold by Our Separate
Account at net asset value. More detailed information about the Funds and their investment policies, risks, expenses and all other aspects of their operations, appears in their prospectuses, which accompany this prospectus, and in the Funds' Statements of Additional Information. You should read the Funds' prospectus carefully before allocating or transferring money to any Fund.

The Funds sell their shares to separate accounts of various insurance companies to support both variable life insurance contracts and variable annuity contracts. We currently do not foresee any disadvantages to Our Contract Owners arising out of this. If We believe that the Funds do not sufficiently respond to protect Our Contract Owner's interests, We will see to it that appropriate action is taken to protect Our Contract Owners. The Funds will also monitor this possibility. Also, if We ever believe that any of the Funds' Portfolios are so large as to materially impair its investment performance of a Portfolio or the Fund, We will examine other investment options.

   Midland may from time to time receive revenue from Fidelity
Management & Research Company and/or American Century Investment
Management, Inc. The amounts of the revenue, if any, may be based on the amount of investments by Midland contained in the Funds.

Investment Policies Of The Funds' Portfolios

Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. Remember that the investment experience of the Investment Divisions of Our Separate
Account depends on the performance of the corresponding Funds' portfolios. The investment advisor for the VIP I, VIP II, and VIP III funds is Fidelity Management & Research Company. The investment advisor for the American Century VP funds is American Century Investment
Management, Inc. The objectives of the Funds' portfolios are as follows:

Portfolio
Objective

VIP Money Market

Seeks to    earn aobtain     as high a level of current income by investing in
high quality money market instruments as is consistent with preserving capital and providing liquidity. (An investment in the VIP Money Market or any other Portfolio is neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Money Market Portfolio will be able to maintain a constant net asset value.)

VIP High Income
Seeks    to obtain a high level of     current income by investing primarily in
high-yielding, lower-rated, fixed-income securities, while also considering growth of capital.

VIP Equity-Income
Seeks    to obtain     reasonable income by investing primarily in income-
producing equity securities. In choosing these securities, the Manager will
consider the potential for capital appreciation. The    Fund seeksPortfolio's
goal is to achieve a yield thatwhich     exceeds the composite yield on the
securities comprising the Standard & Poor's Composite Index of 500
Stocks.

VIP Growth
Seeks    to achieve capital appreciation by investing in common sticks,
normally through the purchase of common stocks,     although the Portfolio's
investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

VIP Overseas
Seeks long-term growth of capital, primarily through investments in foreign securities.

VIP II Asset Manager
Seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed- income instruments.

VIP II Investment Grade Bond
Seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment grade fixed income securities.

VIP II Contrafund
Seeks to achieve capital appreciation over the long term by investing in securities of companies that are undervalued or out-of-favor.

VIP II Asset Manager: Growth
Seeks to maximize total return over the long term through investments in stocks, bonds, and short-term instruments. This portfolio has a heavier emphasis on stocks than the Asset Manager Portfolio.

VIP II Index 500
Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of Standard & Poor's Composite Index of 500 Stocks. This is designed as a long-term investment option.

VIP III Growth & Income
Seeks high total return, combining current income and capital appreciation. Invests mainly in stocks that pay current dividends and show earnings potential.

VIP III Balanced
Seeks to balance the growth potential of stocks with the possible income cushion of bonds. Invests in broad selection of stocks, bonds and convertible securities.

VIP III Growth Opportunities
Seeks long-term growth of capital. Invests primarily in common stocks
and    securities convertible into common stocks, but it has the ability to purchase other securities such as preferred stocks and bonds that may produce capital growth.adjusts its mix between growth, value, cyclical and other securities to take advantage of attractive valuations.

American Century VP Capital Appreciation
Seeks capital growth by investing in common stocks that management considers to have better-than-average prospects for appreciation.

American Century VP Value
Seeks long-term capital growth with income as a secondary objective. Invests primarily in equity securities of well-established companies that management believes to be under-valued.

American Century VP Balanced
Seeks capital growth and current income. Invests approximately 60 percent of its assets in growth stocks and the rest in fixed income securities.

American Century VP International
Seeks capital growth by investing in securities of foreign companies that management believes to have potential for appreciation.

   American Century
VP Income & Growth
Seeks dividend growth, current income and capital appreciation by investing in common stocks.

We Own The Assets Of Our Separate Account
Under South Dakota law, We own the assets of Our Separate Account and use them only to support Your Contract and other Variable Annuity
Contracts. The assets of the Separate Account may not be charged with liabilities arising out of Midland's other business and the obligations under the Contracts are obligations of Midland. The income, gains and losses (realized and unrealized) of the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of Midland. Under certain unlikely circumstances, one Investment Division of the Separate Account may be liable for claims relating to the operations of another division. We may also permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account.

Our Right To Change How We Operate Our Separate Account
In addition to changing or adding investment companies, We have the right to modify how We or Our Separate Account operate. We intend to comply with applicable law in making any changes and, if necessary, We will seek approval of Contract Owners. We have the right to:
add Investment Divisions to, or remove Investment Divisions from Our Separate Account, combine two or more divisions within Our Separate Account, or withdraw assets relating to Our Variable Annuities from one Investment Division and put them into another;
eliminate the shares of the portfolio and substitute shares of another portfolio of the Funds or another open-end, registered investment company, if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio should become inappropriate in view of the purposes of Separate Account
C;
register or end the registration of Our Separate Account under the Investment Company Act of 1940;
operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of Midland under the Investment Company Act of 1940);
disregard instructions from Owners that would otherwise require that a Fund's shares be voted so as to cause a change in the investment objectives of the portfolio of a Fund or approval or disapproval of an investment advisory policy for the portfolio of a Fund. We would do so only if required by state insurance regulatory authorities pursuant to insurance law or regulation; or operate Our Separate Account or one or more of the Investment Divisions in any other form the law allows, including a form that allows Us to make direct investments. We may make any legal investments We wish. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.
If any changes are made that result in a material change in the underlying investments of any Investment Division, You will be notified. We may, for example, cause the Investment Division to invest in a mutual fund other than or in addition to the current Funds.
If You then wish to transfer the amount You have in that Investment Division to another division of Our Separate Account, or to Our General Account, You may do so, without charge, by writing to Our Home Office.
At the same time, You may also change how Your premiums are allocated.

DETAILED INFORMATION ABOUT

THE CONTRACT

Requirements for Issuance of a Contract

 To buy a Contract, You must complete an application form and send it, together with Your initial premium payment of at least $2,000 (except for Qualified Contracts enrolled in a bank draft investment program or payroll deduction plan if the monthly premium is at least $100) to Midland through a representative who is fully licensed and registered to sell the Contract. You will then be issued a Contract that sets forth precisely Your rights and Our obligations. Once Your Contract is issued, additional premium payments may be made by check or money order payable to the order of Midland and mailed to the Home Office. Any additional premium payment must be at least $50.

If We receive and accept Your completed application for a Contract with or before Your initial premium payment, We will, as of the day We receive Your premium, invest the entire amount in the Money Market
Investment Division .    If the application is complete, We will accept or
reject it within two business days of receipt.     If the application is
incomplete, We will attempt to complete it within five business days. If it is not complete at the end of this period, We will inform You of the reason for the delay and the premium payment will be returned immediately, unless You specifically consent to Us keeping the premium payment until the application is complete. Each premium received after the Free Look period will be allocated to Our Separate Account or General Account on the day We receive Your premium.

Free Look

You have a 10-day "free look" period after You receive Your Contract to review it and decide whether You wish to retain it. If You wish to cancel the Contract, You may return it to the agent who sold it to You or to Our office. If You return Your Contract, We will return the greater of: (1) the premium paid; or (2) the Contract Value plus the sum of all charges deducted from the Contract Value.

During the Free Look Period, Your premium will be allocated to the VIP Money Market Investment Division. At the end of the Free Look Period (which is administratively assumed to be 15 days after the Contract Date for reallocation purposes), Your Contract Value will then be allocated according to the instructions in Your application. (See Allocation of Premiums below.)

In order to comply with regulations and legal requirements, in certain states the length of the Free Look Period may vary.

Allocation of Premiums

The Owner determines how the premiums will be allocated among the
Investment Divisions, and between the Separate Account and the General Account, by specifying the desired allocation on the application form of
the Contract.    After the Free Look Period    , You may change subsequent
premium allocations by providing Us with written instructions. If You send Us an additional premium payment without instructions about how the premium should be allocated, We will allocate the premium using the premium allocations specified in the application form or subsequently
changed by You. You may not have Your Contract    ValueFund     allocated to
more than ten investment divisions of Our Separate Account at any point in time.

Transfers of Contract Value

Currently, on or before the Maturity Date, You may make an    unlimited
number ofup to fifteen     transfers of Contract Value in each Contract Year
without charge.    We charge $25 for each additional transfer in a single
Contract Year.     We reserve the right to assess a    $25this charge after
the fifteenthfourth transfer in a Contract Year. During the first two Contract Years, if a transfer is all of Your Contract Value in Our Separate Account
to the General Account, We will not make a charge for that transfer.     To
make a transfer, write to Our Home Office.

You may ask Us to transfer amounts between the General Account and any Investment Divisions of Our Separate Account and among Investment Divisions of Our Separate Account by writing to Us at Our Home Office.
The transfer will take effect as of the date We receive Your request. The
minimum amount We will transfer on any date is $200.    A smaller transfer
may be made under special circumstances mentioned in Our Right To
Change How We Operate Our Separate Account on page 14.     This
minimum need not come from any one Investment Division or be transferred to any one Investment Division as long as the total net amount transferred that day equals the minimum.

For limitations on transfers to and from the General Account, see The General Account on page 20.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly
transfers of a predetermined dollar amount from    the DCA Source Account
(any one     Investment Division or the General Account, subject to the limitations from the General Account described on page 21)the VIP
Money Market Investment Division     into one or more of the other
Investment Divisions,    or the General Account    , subject to the limitation
   that the Contract Value may only be allocated in up to ten of the
Investment Divisions (not the General Account).     By allocating monthly, as
opposed to allocating the total amount at one time, You may reduce the impact of market fluctuations. This plan of investing, however, does not assure a profit or protect against a loss in declining markets.

DCA can be elected at any time by completion    of the proper request forms
(obtained by contacting Us at the Home Office)the DCA Request Form
(form number 5653) and by insuring that a sufficient amount is in the DCA Source AccountVIP Money Market Investment Division, either through payment of a premium with the DCA request form, allocation of premiums, or through a transfer of amounts to the VIP Money Market Investment Division. Copies of the DCA Request Formform 5653 can be obtained by contacting Us at Our Home Office. The election will specify: that any money received with the form is to be placed into the The DCA Source Account. The DCA Source Account is the account from which
DCA transfers will be made.VIP Money Market Investment Division
That any money received with the form is to be placed into the DCA
Source Account.

The monthly amount to be transferred to the other Investment Divisions, and

How that monthly amount is to be allocated among the Investment
Divisions

   Since the DCA program is only suitable for substantial, infrequent premium payments, DCA is only available when the premium payment mode is annual or if the amount in the DCA Source AccountVIP Money
Market Investment Division is at least $2,400 at the time DCA is to begin.

The DCA Request Form must be received with any premium payment
You intend to apply to DCA.

The minimum monthly amount to be transferred using DCA is $200.    In
order to begin the DCA program, the value in the VIP Money Market Investment Division must be equal to at least 12 monthly transfers. When DCA is elected, all amounts in the DCA Source AccountVIP Money
Market Investment Division will be available for transfer under the DCA program. Once DCA is elected, additional premiums can be deposited into the DCA Source Account the VIP Money Market Investment Division for
DCA     by sending them in with a DCA request form.

You may change the DCA allocation percentages or DCA transfer amounts twice each Contract Year. Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise.
If requested at issue, DCA will start at the beginning of the second Contract Month. If requested after issue, DCA will start at the beginning of the first Contract Month which occurs at least 30 days from the day the request is received.

   Transfers under the DCA program will count toward the number of free transfers allowed each Contract Year.

DCA will last until the value in the    DCA Source AccountVIP Money
Market Investment Division     is exhausted or until a request for termination
is received in writing from You. DCA will automatically be terminated on the Maturity Date.

We reserve the right to end the DCA program at any time by sending You a notice one month in advance.

   Portfolio Rebalancing

Midland currently offers an option which allows Contract Owners who are not Dollar Cost Averaging to reset the percentage of Contract Value allocated to each Investment Division to a pre-set level (for example, 30% in the VIP Equity-Income Investment Division, 40% in the VIP High
Income Investment Division and 30% in the VIP II Asset Manager
Investment Division). If You elect this option, at the beginning of each Contract Anniversary Midland will transfer the amounts needed to "rebalance" the Contract Value to the percentages specified by You.

Rebalancing may result in transferring amounts from an Investment
Division earning a relatively higher return to one earning a relatively lower return. The Portfolio Rebalancing Option is subject to the limitation that the Contract Value may only be allocated in up to 10 Investment Divisions. Midland reserves the right to terminate the portfolio rebalancing option by sending You a notice one month in advance. The transfer restrictions regarding the General Account discussed under Transfers on page 21 are not applicable to the Portfolio Rebalancing Option. However, Midland will not allow the owner to change the election allocated to the General Account by more than 10% at any one time. To elect the Portfolio Rebalancing option, please contact Us at the Home Office address.

Systematic Withdrawals

The Systematic Withdrawal feature available in connection with the Contract allows You to have a portion of the Contract Value withdrawn automatically. Under this feature, a Contract Owner may elect to receive preauthorized scheduled partial withdrawals while the Annuitant is living before the Maturity Date and after the Free Look Period by sending a properly completed Preauthorized Systematic Withdrawal Request Form to Midland National Life at Our Home Office. A Contract Owner may designate the systematic withdrawal amount or the period for systematic withdrawal payments. You will also designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semi-annually or annually. See Your Contract for details on Systematic Withdrawal options and when each will begin.

Each systematic withdrawal will be effected as of the end of the Business Day during which the withdrawal is scheduled. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, the withdrawal will be processed on the next Business Day. Unless elected otherwise, the deduction caused by the Systematic Withdrawal will be allocated proportionately to the Contract Value in the Investment Divisions and the General Account.

Systematic Withdrawals of a fixed amount may be stopped or modified upon proper written request by the Contract Owner received by Midland National Life at least 30 days in advance. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable. Systematic Withdrawals over a fixed period or over the Annuitant's life expectancy cannot be changed.

Each systematic withdrawal must be at least $100. Midland reserves the right to change the required minimum systematic withdrawal amount.
Upon payment, the Contract Value will be reduced by any amount equal to the payment proceeds plus any applicable Contingent Deferred Sales
Charge. (See Sales Charges on Withdrawals on page 19.) The Contingent Deferred Sales Charge will apply to amounts withdrawn under the Systematic Withdrawal program in the same manner as it applies to other withdrawals of the Contract Value. However, Systematic Withdrawals taken to satisfy IRS required minimum withdrawals and paid under a life expectancy option will not be subject to a Contingent Deferred Sales Charge. Any systematic withdrawal that equals or exceeds the Cash Surrender Value will be treated as a complete withdrawal. In no event will payment of a systematic withdrawal exceed the Cash Surrender Value.
The Contract will automatically terminate if a systematic withdrawal causes the Contract's Cash Surrender Value to equal zero or less.
The Federal tax laws may include systematic withdrawals in the Contract Owner's gross income in the year in which the withdrawal occurs and will impose a penalty tax of 10% on certain systematic withdrawals which are premature distributions. (See Taxation of Annuities in General on page 22.) Additional terms and conditions for the systematic withdrawal program are set forth in Your Contract and in the application for the program.

Withdrawals

Unless restricted by a retirement arrangement under which You are covered, You may at any time withdraw all or part of Your Cash Surrender Value by sending Us Your request in writing. Unscheduled Partial withdrawals from an Investment Division or the General Account, however, must be made in amounts of $500 or more and cannot reduce
Your Contract Value to less than $1,000. If a withdrawal results in less than $1,000 remaining, the entire Contract Value must be withdrawn.
We will generally pay the amount of any withdrawal from the Separate Account, less any applicable Contingent Deferred Sales Chargesales charge and any required tax withholding, and upon full withdrawal, less the Contract Maintenance Charge within seven days after We receive a properly completed withdrawal request. We may defer payment for a longer period only when trading on the New York Stock Exchange is restricted as defined by the Securities and Exchange Commission; when the New York Stock Exchange is closed (other than customary weekend and holiday closing); when an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of the Separate Account's securities or determination of the net asset value of each Investment Division is not reasonably practicable; or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Owners. We expect to pay the amount of any withdrawal from the General Account promptly, but have the right to delay payment up to six months.

   Unless You specify otherwise, Your withdrawal will, subject to minimum amount requirements, be allocated among all Investment Divisions and the General Account in the same proportion as the value of Your interest in each Investment Division and in the General Account bears to Your total Contract Value. The Contingent Deferred Sales Charge will be determined without reference to the source of the withdrawal. The charge will be based on the length of time between premium payments and withdrawals. (See CHARGES, FEES AND DEDUCTIONS on page 19.)

A withdrawal will generally have federal income tax consequences, which can include tax penalties and tax withholding. You should consult with tax advisers before making a withdrawal. (See FEDERAL TAX STATUS on page 21.)

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 provides that, in the case of a married Participant, a withdrawal request must include the consent of the Participant's spouse. This consent must contain the Participant's signature and the notarized or properly
witnessed signature of the Participant's spouse. These    new spousal consent
requirements generallyrequirements were effective beginning January 1, 1985 and apply to married Participants in most qualified pension plans, including plans for self-employed individuals, and those Section 403(b) annuities which are considered employee pension benefit plans under the Employee Retirement Income Security Act of 1974 (ERISA). You should check the terms of Your retirement plan and consult a tax advisor before making a withdrawal.

Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from a Contract or apply them to start an annuity prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death, or total disability. Such proceeds may, however, be used to fund another eligible vehicle.

Withdrawals from Section 403(b) plans are also severely restricted. (See FEDERAL TAX STATUS on page 21.)

Loans

Prior to the Maturity Date, owners of contracts issued in connection with
Section 403(b) or Section 401(k) qualified plans may request a loan using the Contract as security for the loan. Loans are subject to provisions of the Code and the terms of the retirement program. A tax advisor should be consulted prior to requesting a loan.

The amount of the loan must be at least $2,000 and must not exceed the Contract Value less any applicable Contingent Deferred Sales Charge, less any outstanding prior loans, less loan interest to the end of the next Contract Year. Only one loan can be made within a 12 month period.
When a loan is requested, You may tell Us how much of the loan is to be allocated to Your unloaned value in the General Account and to Your value in each Investment Division of the Separate Account. If You fail to specify, the loan will be allocated among all Investment Divisions and the General Account in the same proportion as the value of Your interest in each Investment Division and the General Account bears to Your total
Contract Value. We will redeem units from an Investment Division sufficient to cover that part of the loan. That portion of the Contract Value which is equal to the loan will be held in the General Account and will earn interest at a rate of 3% per year.

We will charge interest on loans at the rate of 5% per year. Loan interest is due and payable on each Contract Anniversary. Interest not paid will be added to the loan and also bear interest. If the total loan plus loan interest equals or exceeds the Contract Value, less any applicable Contingent
Deferred Sales Charge, less any applicable withholding taxes, the Contract will terminate with no further value. In such case, We will give You at least 31 days written notice.

The total loan plus loan interest will be deducted from any amount applied under a payment option or otherwise payable under the Contract.
The loan agreement will describe the amount, duration, and restrictions on the loan. In general, loans must be repaid in monthly or quarterly installments within 5 years. You are allowed a 30-day grace from the installment due date. If a quarterly installment is not received within the grace period, a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any withdrawal charge, will be made. This deemed distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Internal Revenue
Code section 403(b).

You may be subject to income tax or penalty if the amount or duration of the loan violates Internal Revenue Code requirements. In addition, IRS authorities and the Department of Labor suggest that a loan may, at least in certain circumstances, result in adverse tax and ERISA consequences for Section 403(b) or Section 401(k) programs.

Requesting a loan will have a permanent affect on the Ccontract Vvalue because the investment results of the Investment Divisions will apply only to the unborrowed portion of the Contract Value. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the net investment results are greater than 3% while the loan is outstanding, the Contract Value will not increase as rapidly as it would have if no debt were outstanding. If net investment results are below 3% the Contract Value will be higher than it would have been had no loan been outstanding.

Death Benefit

If the Annuitant is an Owner and dies before the Maturity Date, then the Death Benefit, other than amounts payable to or for the benefits of the surviving spouse of the Annuitant as the Contingent Owner, must be paid out within 5 years of the death of the Annuitant. The value of the Death
Benefit    (as described below) will be determined as of the Business Day next following the date Midland receives at Our Home Office (1) due proof of death and (2) an election form of how the Death Benefit is to be paid. We receive due proof of death and the election of how the Death Benefit is to be paid. The Death Benefit will be the greater of i) the Contract Value and ii) the sum of all premiums paid less any prior
withdrawals.     Unless a Payment Option is selected within 90 days after We receive due proof of death, the Death Benefit will be paid as a lump sum.

If the Annuitant is not an Owner and any Owner dies before the Maturity Date, the Contract Value will be paid as of the date We receive due proof
of death and an election    form of how the Contract Valueit     is to be
Paid if the surviving spouse has not been named as the Contingent Owner, the Contract ends and the Contract Value (not the Death Benefit) must be paid out within 5 years of the death of the Owner. Unless another choice is
made within 90 days    of the date We have received both the due proof of
death and the election form,     the Contract Value will be paid in a lump
sum. If the spouse is named as the Contingent Owner, the Contract will continue with the spouse now being the Owner.

If any Owner dies on or after the Maturity Date, then any amounts remaining to be paid, other than amounts payable to or for the benefit of the surviving spouse of the Owner, must be paid out at least as rapidly as benefits were being paid at the time of the Owner's death.

Other rules relating to distributions at death apply to Qualified Contracts.

   Death Benefit on the Annuitant's Death Prior to the Maturity Date
Death Benefit - The Death Benefit paid to the Beneficiary will be the greater of (a), (b) or (c) stated below. Death proceeds will be reduced by the amount of any loan and loan accrued interest. (See loan provisions on page 14 for certain qualified plans.)

(a)	The current Contract Value. For this purpose, the current Contract
Value is the value on the Business Day next following the date We receive at Our Home Office (1) Due proof of death and (2) An Election Form of how the death proceeds are to be paid (or 90 days after We receive due proof of death, if no election form is received), or
(b)	100% of the total premium payments made to Your Contract,
reduced by any prior withdrawals, or
(c)	The Guaranteed Minimum Death Benefit as defined below.
Guaranteed Minimum Death Benefit - At the inception of the Contract, the Guaranteed Minimum Death Benefit is zero. On the first Contract Anniversary and every year thereafter until the Contract Anniversary immediately preceding the Annuitant's 81st birthday, the Guaranteed Minimum Death Benefit under the Contract is recalculated. The purpose of the recalculation is to give you the benefit of any positive investment experience under Your Contract. Your Contract's investment experience can cause the Guaranteed Minimum Death Benefit to increase on the recalculation date, but cannot cause it to decrease. The Guaranteed Minimum Death Benefit determined on a recalculation date is the larger of:
(a)	the Guaranteed Minimum Death Benefit that applied to Your
Contract immediately prior to the recalculation date; and
(b)	The Contract Value on the date of the recalculation.
The new Guaranteed Minimum Death Benefit applies to Your Contract until the next Contract Anniversary, or until You make a premium payment or withdrawal. Any subsequent premium payments will immediately increase Your Guaranteed Minimum Death Benefit by the amount of the premium payment. Any partial withdrawal will immediately decrease Your Guaranteed Minimum Death Benefit by the percentage of the Contract Value being withdrawn.

Example: Assume that a contract is issued with a $10,000 premium on 5/1/1998 to an owner at attained age 55. No further premiums are made and no withdrawals are made during the first year. Assume that on the Contract Anniversary on 5/1/1999 the Contract Value is $12,000. The Guaranteed Minimum Death Benefit is reset on 5/1/1999 to $12,000. Assume that the Contract Value increases to $15,000 on 5/1/2000 and decreases to $13,000 on 5/1/2001. The Guaranteed Minimum Death Benefit on 5/1/2001 is $15,000.

Assume that by 7/1/2001, the Contract Value increases to $14,000 and You request a partial withdrawal of $2,800 or 20% of Your Contract
Value on that date. The Guaranteed Minimum Death Benefit immediately following the partial withdrawal is $12,000 = [$15,000 - .20*($15,000)].
Assume that on 9/1/2001 the Contract Value decreases to $8,000. The Guaranteed Minimum Death Benefit remains at $12,000 and the death proceeds payable on 9/1/2001 are $12,000.

Your Contract Value

Your Contract Value is the sum of the amounts You have in the General
Account and in the various Investment Divisions of Our Separate Account.
Your Contract Value also reflects the various charges described below. Transaction charges or sales charges are made as of the effective date of the transaction. Charges against Our Separate Account are reflected daily.
The value of any amount allocated to an Investment Division of Our
Separate Account will go up or down depending on the investment experience of that division. You bear this investment risk. For amounts allocated to the Investment Divisions of Our Separate Account, there is no guaranteed minimum value. However, We guarantee a minimum interest rate of 3.0% a year on that portion of the Contract Value held under the General Account. Excess interest on payments held under the General
Account may be credited in addition to the 3.0% guaranteed interest rate
(but there is no guarantee that any additional interest will ever be credited) (see The General Account on page 20).

Amounts In Our Separate Account

Amounts allocated, transferred or added to the Investment Divisions of Our Separate Account are used to purchase Accumulation Units. The amount You have in each division is represented by the value of the Accumulation Units credited to Your Contract Value for that division. The number of Accumulation Units purchased or redeemed in an Investment
Division of Our Separate Account is calculated by dividing the dollar amount of the transaction by the division's Accumulation Unit Value calculated as of the close of business that day if that is a day on which the New York Stock Exchange is open. If the New York Stock Exchange is not open that day, the request will be processed on the next Business Day. The number of Accumulation Units for an Investment Division at any time is the number of Accumulation Units purchased less the number of Accumulation Units redeemed. The value of Accumulation Units fluctuates with the investment performance of the corresponding portfolios of the Funds, which reflects the investment income and realized and unrealized capital gains and losses of the portfolio and the expenses of the Funds. The Accumulation Unit Values also reflect the daily asset charge
We make to Our Separate Account at an effective annual rate of 1.40%.
The number of Accumulation Units credited to You, however, will not vary because of changes in Accumulation Unit Values. On any given day, the value You have in an Investment Division of Our Separate Account is the Accumulation Unit Value times the number of Accumulation Units credited to You in that division. The Accumulation Units of each Investment Division of Our Separate Account have different
Accumulation Unit Values.

Accumulation Units of an Investment Division are purchased when You allocate premiums or transfer amounts to that division. Accumulation Units are redeemed or sold when You make withdrawals or transfer amounts from an Investment Division of the Separate Account and to pay the Death Benefit when the Annuitant dies. We also redeem Accumulation Units for other charges.

How We Determine The Accumulation Unit Value

We determine Accumulation Unit Values for the Investment Divisions of
Our Separate Account at the end of each Business Day. The Accumulation Unit Value for each Investment Division was set at $10.00 on the first day there were contract transactions in Our Separate Account.

Additional information on the Accumulation Unit Values is contained in the Statement of Additional Information which can be obtained by writing Our Home Office.

CHARGES, FEES AND DEDUCTIONS

Sales Charges on Withdrawals

A Contingent Deferred Sales Charge may be imposed on the withdrawal
of the premiums (including a withdrawal to effect an annuity    and on
Systematic Withdrawals)    . The charge compensates Us for paying the
expenses of selling and distributing the cContacts, including commissions, preparation of sales literature, and other promotional activities. To the
extent that the    Contingent Ddeferred Ssales Cc    harge is insufficient to
recover all distribution expenses, the deficiency will be met from Our surplus which may be, in part, derived from the charges for the assumption of mortality and expense risks (described below). For the purpose of
determining the    Contingent Ddeferred Ssales Cc    harge, any amount that
You withdraw will be treated as being from premiums first, and then from investment income. There is no sales charge on the investment income
withdrawn.    The amount of any sales charge depends on the Contract Year of the withdrawal. Your first Contract Year begins on the Contract Date. A subsequent Contract Year begins on each anniversary of that date.

   After the first Contract Year, You may make a withdrawal from Your Contract Value of up to 10% of the sum of the premiums paid without incurring a sales charge if the withdrawal is the first in the Contract Year. This is only available on the first withdrawal in a Contract Year and amounts not taken in a Contract Year are not carried over to the following Contract Year. For the purpose of applying the sales charge, any premium not subject to the sales charge will be withdrawn first.

The Table below shows the Contingent Deferred Sales Charge for each Conmtract Year that will be applied to the premium withdrawn.

                           		The Sales Charge
                           		As A Percentage Of
  	Contract Year            	The Premium Withdrawn (a)
      	1	                              7%
      	2	                              6%
       3                              	5%
      	4	                              4%
      	5	                              3%
      	6	                              2%
      	7                       and Beyond	No Charge

(a) Subject to 10% free withdrawal described above.

The length of time between each premium payment and the withdrawal, determines the amount of the Contingent Deferred Sales Charge. Premium payments will be deemed to be withdrawn in the order in which they were received.

 The charge is a percentage of the premiums withdrawn and equals:
	       Length of Time         	Contingent
       	from Premium Payment   	Deferred Sales
       	(Number of Years)      	Charge
            	0-1	                 8%
            	1-2	                 8%
            	2-3	                 7%
            	3-4                 	7%
            	4-5	                 6%
            	5-6	                 5%
            	6-7	                 4%
	            7-8                 	2%
             	8 or more	          0%

Subject to approval of the state insurance authorities, after the first Contract Anniversary, Midland will not assess a Contingent Deferred
Sales Charge on either a full or partial surrender if (a) written proof is given to Us at Our Home Office that the Owner is confined in a state licensed in-patient nursing facility for a total of 90 days, provided We receive Your withdrawal request within 90 days after discharge from such facilities or (b) A licensed Physician provides awritten statement to Us that the Owner is expected to die within the next twelve months due to a non-correctable medical condition. The licensed Physician cannot be the Owner or part of the Owner's immediate family. We reserve the right to have a physician of Our choice examine the Owner.

After the Contract has been in force for three years, Midland will not assess a Contingent Deferred Sales Charge if You make a full surrender and use the proceeds to purchase a life income annuity option.
Amounts withdrawn under the Contract to comply with IRS minimum distribution rules and paid under a life expectancy option will not be subject to a Contingent Deferred Sales Charge. Amounts withdrawn to comply with IRS minimum distribution rules will reduce the amount available under the Free Withdrawal Option.

Free Withdrawal Option

You may make a withdrawal from Your Contract Value of up to 10% of the total premiums paid (as determined on the date of the requested withdrawal), less any withdrawals made in the prior 12 months, without incurring a Contingent Deferred Sales Charge. The full 10% is available only if no other withdrawals have been taken in the prior 12 month period. Any withdrawal taken within the last 12 months (as determined on the date of the requested withdrawal) will reduce the amount that can be taken without incurring a Contingent Deferred Sales Charge. No more than 10% of premiums paid will be available in any 12 month period without incurring a Contingent Deferred Sales Charge.

Your withdrawal request may specify the source from which the withdrawal is to be made. If You fail to specify, Your withdrawal will, subject to minimum amount requirements, be allocated among all Investment Divisions and the General Account in the same proportion as the value of Your interest in each Investment Division and in the General Account bears to Your total Contract Value. The Contingent Deferred
Sales Charge will be determined without reference to the source of the withdrawal. The charge will be determined by reference to the Contract Year at the time of the withdrawal.

Charges Against The Separate Account

The amount in Your Contract Value which is allocated to the Investment Divisions of Our Separate Account will be reduced by any fees and charges allocated to the Investment Divisions of Our Separate Account.

Administrative Charge

We make a daily charge to cover Our administrative expenses incurred to operate the Separate Account. The effective annual rate of this charge is
 .15% of the value of the assets in the Separate Account. This charge is reflected in the unit values for the Investment Divisions of the Separate Account and cannot be increased.

Charge for Assuming Mortality and Expense Risks.

 A deduction is made daily from each Investment Division at an annual rate of 1.25% of the assets held in the Investment Division. This charge is
   reflected in the unit values and     may not be increased by Midland. This
charge is not assessed against amounts invested under the General
Account or amounts effected as a fixed dollar annuity. We expect a profit from this charge.

Contract Maintenance Charge

 We will deduct a Contract Maintenance Charge of    $35.00$33.00     on each
Contract Anniversary on or before the Maturity Date    if Your Contract
Value is less than $50,000 on the Anniversary    . This charge is intended to
cover Our recordkeeping and other expenses incurred to maintain the Contracts. The charge is deducted from each Investment Division and the General Account in the same proportion as the value of Your interest in each Investment Division and in the General Account bears to the total Contract Value. If the Contract is surrendered during a Contract Year, We will deduct the full Contract Maintenance Charge for the current Contract
Year at that time    if Your Contract Value is less than $50,000.

We may reduce the Contract Maintenance Charge for contracts issued in a manner that results in savings of administrative expenses. The amounts of reductions will be considered on a case-by-case basis and will reflect the reduced administrative expenses we expect.

Transfer Charge

Currently, before the Maturity Date, You may make an unlimited number of transfers of Contract Value in each Contract Year without charge. We reserve the right to assess a charge of $25 after the fifteenth transfer in a Contract Year. To make a transfer, contact Us at Our Home Office.if You make more than fifteen transfers in any Contract Year We will charge You a transfer fee of $25 for each additional transfer. There will be no charge for the first fifteen transfers in any Contract Year. However, We reserve the right to assess this charge after the fourth transfer in a Contract Year.

If We charge You for making a transfer, We will allocate the charge to the Investment Divisions from which the transfer is being made in equal proportion to such Investment Divisions. For example, if the transfer is made from two Investment Divisions, the transfer charge allocated to each of the Investment Divisions will be $12.50. All transfers included in one transfer request count as one transfer for purposes of any fee.

Charges In The Funds

The Funds make a charge for managing investments and providing services. These charges vary by portfolio.

The VIP, the VIP II, and the VIP III Portfolios have an annual management fee that is the sum of an individual fund fee rate, and a group fee rate which is based on the monthly average net assets of the mutual funds advised by Fidelity Management & Research Company. In addition, each of these portfolios' total operating expenses will include fees for management, shareholder services and other expenses, such as custodial, legal, accounting and other miscellaneous fees. See the VIP, VIP II and VIP III prospectus for additional information on how these charges are
determined and on the minimum and maximum charges allowed.    All
expenses for the year ending December 31, 1996 are shown on page 4 under Also see the table titled Portfolio Annual Expenses on page 4.

The American Century Variable Portfolios have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the American Century VP prospectus for details. The expenses for the year ending December 31, 1996 are shown on page 4 under Also see the table titled Portfolio Annual Expenses on page 4.

Changing Your Premium Allocation Percentages

You may change the allocation percentages of Your premiums by writing to Our Home Office and telling Us what changes You wish to make. These changes will go into effect as of the date We receive Your request at Our Home Office and will affect transactions on and after that date. While the Dollar Cost Averaging program is in effect, the allocation percentages that apply to any premiums received will be the Dollar Cost Averaging allocation percentages unless you specify otherwise. (See Dollar Cost Averaging, page 15).

The General Account

Subject to certain limitations described below, You may allocate some or all of Your Contract Value to the General Account, which pays interest at a declared rate. The principal is guaranteed by Us. The General Account supports Our insurance and annuity obligations including Our obligations under the General Account. In certain states, allocations to and transfers to and from the General Account are not permitted. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General
Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information which relate to the General Account.

Amounts In The General Account

You may accumulate amounts in the General Account by:
allocating premium,
transferring amounts from the Investment Divisions of Our Separate
Account, or
earning interest on amounts You already have in the General Account.
The maximum amount that can be allocated to the General Account through allocation of premiums and net transfers (amounts transferred in less amounts transferred out) over the life of the Contract is $250,000. The amount You have in the General Account at any time is the sum of all premiums allocated to that account, all transfers and all earned interest. This amount is reduced by amounts transferred out or withdrawn and deductions allocated to the General Account.

Adding Interest To Your Amounts In The General Account

We pay interest on all amounts that You have in the General Account. The annual interest rates will never be less than the minimum guaranteed interest rate of 3.0%. We may, at the sole discretion of Our Board of Directors, credit interest in excess of 3.0%. You assume the risk that interest credited may not exceed 3.0%. We currently intend to guarantee the interest rate for one year periods starting at the beginning of each calendar year. Interest is compounded daily at an effective annual rate that equals the annual rate declared by Our Board of Directors.

Transfers

You may request a transfer between the General Account and one or more of the Investment Divisions of Our Separate Account. However, only two transfers are allowed from the General Account per Contract Year and the total amount transferred from the General Account in any Contract Year is limited to the larger of:
25% of the amount in the General Account at the beginning of the Contract year, or $1,000.

Additional Information About Variable Annuities

Contract Periods, Anniversaries

We measure Contract Years, Contract Months and Contract Anniversaries (annual and monthly) from the Contract Date shown on the Contract Information page of Your Contract. Each Contract Month begins on the same day in each calendar month as the day of the month in the Contract Date. The calendar days of 29, 30, and 31 are not used.

Generally, when We refer to the age of the Annuitant, We mean his or her age on the birthday nearest to that particular date.

Inquiries

You can make any inquiries about Your Contract by writing or calling Us at Our Home Office.

FEDERAL TAX STATUS
Introduction
THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT
INTENDED AS TAX ADVICE.

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Contract. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon Midland's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.
The Qualified Contracts are designed for use by individuals in connection with retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 401, 403(a), 403(b) or 408 of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the contributions, Contract Value, on annuity payments and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on Our tax status. In addition, certain requirements must be satisfied in purchasing a qualified contract in connection with a tax qualified plan in order to receive favorable tax treatment. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. With respect to qualified Contracts an endorsement of the Contract and/or limitations or penalties imposed by the Internal Revenue Code may impose limits on premiums, withdrawals, distributions or benefits, or on other provisions of the Contracts. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements and the tax treatment of the rights and benefits of a Contract. The following discussion assumes the Qualified Contracts are purchased in connection with retirement plans that qualify for special federal income tax treatment described above.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (Treasury Department), adequately diversified.

Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract.

We intend that all Funds underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

In certain circumstances, owners of variable contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversifications, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Contract Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Contract Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

Taxation of Annuities in General

Nonqualified Policies. The following discussion assumes that the Contract will qualify as an annuity contract for federal income tax purposes. "Investment in the Contract" refers to premiums paid less any prior withdrawals of premiums where prior withdrawals are treated as being earnings first.

Section 72 of the Code governs taxation of annuities in general. We believe that the owner generally is not taxed on increases in the value of a Contract until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Contract Value (i.e., "withdrawals") or as annuity payments under the annuity income option elected. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner of a contract who is not a natural person must include in income any increase in the excess of the owner's contract value over the owner's Investment in the Contract during the taxable year, even if no distribution occurs. There are, however, exceptions to this rule which You may wish to discuss with Your tax counsel. The following discussion applies to Contracts owned by natural persons.

The taxable portion of a distribution (in the form of an annuity or lump sum payment) is taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value generally will be treated as a distribution.
Generally, in the case of a withdrawal under a nonqualified contract, amounts received are first treated as taxable income to the extent that the Contract Value immediately before the withdrawal exceeds the Investment in the Contract at that time. Any additional amount is not taxable. Although the tax consequences may vary depending on the annuity income option elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Contract
Value exceeds the Investment in the Contract will be taxed. For fixed annuity payments, in general, there is no tax on the amount of each payment which represents the same ratio that the Investment in the Contract bears to the total expected value of the annuity payment for the term of the payment; however, the remainder of each annuity payment is taxable. For variable annuity payments, in general, a specific dollar amount of each payment is not taxed. The dollar amount is determined by dividing the Investment in the Contract by the total number of expected periodic payments. The remainder of each annuity payment is taxable.
Any distribution received subsequent to the investment in the Contract being recovered will be fully taxable.

Amounts may be distributed from a Contract because of the death of the Owner or an Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a withdrawal from the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments. For these purposes, the Investment in the Contract is not affected by an Owner's or Annuitant's death. That is, the Investment in the Contract remains the amount of any premiums paid which were not excluded from gross income.

In the case of a distribution pursuant to a nonqualified contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the owner is actual age 59-1/2, (2) made as a result of death or disability of the owner, or (3) received in substantially equal payments as a life annuity (subject to special "recapture" rules if the series of payments is subsequently modified). Other tax penalties may apply to certain distributions under a Qualified Contract.

Possible Changes in Taxation. In past years, legislation has been proposed in the U.S. Congress that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed that tax treatment of nonqualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this Prospectus Congress was not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change.)

Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, payee or other beneficiary who is not also the Owner, the selection of certain Maturity Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange of a Contract should contact a competent tax advisor with respect to the potential tax effects of such transaction.

Multiple Contracts. All nonqualified deferred annuity contracts entered into after October 12, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Code Section 72(e). The effects of this rule are not yet clear; however, it could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same Owner. Accordingly, a Contract Owner should consult a competent tax advisor before purchasing more than one annuity contract.

Qualified Policies. The rules governing the tax treatment of distributions under qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Generally, in the case of a distribution to a participant or beneficiary under a Contract purchased in connection with these plans, only the portion of the payment in excess of the Investment in the Contract allocated to that payment is subject to tax. The Investment in the Contract equals the portion of premiums invested in the Contract that were not excluded from Your gross income, and may be zero. In general, for allowed withdrawals, a ratable portion of the amount received is taxable, based on the ratio of the Investment in the Contract to the total Contract Value. The amount excluded from a taxpayer's income will be limited to an aggregate cap equal to the Investment in the Contract. The taxable portion of annuity payments is generally determined under the same rules applicable to nonqualified contracts. However, special favorable tax treatment may be available for certain distributions
(including lump sum distributions). Adverse tax consequences may result from distributions prior to age 59-1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and
minimum distribution rules,    aggregate distributions in excess of a
specified annual amount, and in certain other circumstances. For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which You (or the plan participant) (i) reach age
70 1/2 or (ii) retire, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which You (or the plan participant) reach age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which You (or the plan participant) reach age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to Your death.

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A Qualified Contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to
the requirements of the Code.    Code section 403(b)(11) restricts the
distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59-1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

   Distributions from Qualified Contracts are generally subject to the same withholding rules as distributions from nonqualified Contracts, except that certain distributions are subject to mandatory federal income tax withholding.

Code sections 219 and 408 permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." Individual Retirement Annuities are subject to limitations on the amount that may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of retirement plans may be placed into an Individual Retirement Annuity on a tax deferred basis. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees.

Code section 401(a) permits employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

Our Income Taxes

The operations of Our Separate Account are included in Our federal income tax return and We pay no tax on investment income and capital gains reflected in Variable Annuity Contract reserves. However, the 1990 Tax Act requires a negative reserve, based on premiums, to be established. This reserve will cause Our taxable income to increase. We reserve the right to charge the Separate Account for this and any other such taxes in the future if the tax law changes and We incur additional federal income taxes which are attributable to Our Separate Account. This charge will be set aside as a provision for taxes which We will keep in the Investment Divisions rather than in Our General Account. We anticipate that Our Owners would benefit from any investment earnings that are not needed to maintain this provision.

We may have to pay state and local taxes (in addition to applicable taxes based on premiums) in several states. At present, these taxes are not substantial. If they increase, however, charges may be made for such taxes when they are attributable to Our Separate Account.

Withholding

   Unless You elect to the contrary, any amounts that are received under Your Contract that We reasonably believe are includible in gross income for tax purposes will be subject to withholding to meet federal income tax obligations. The rate of withholding on payments under Your Contract, such as withdrawals, will be 10%. Withholding is mandatory for certain Qualified Contracts. Thus, in the absence of an election by You that We should not do so, We will withhold from every withdrawal the appropriate percentage of the amount of the payment that We reasonably believe is includible in gross income. Midland will provide forms and instructions concerning the right to elect that no amount be withheld from payments. Generally there will be no withholding for taxes until payments are actually received under Your Contract.

Distributions from Contracts generally are subject to withholding for Your federal income tax liability. The withholding rate varies according to the type of distribution and Your tax status. You will be provided the opportunity to elect not to have tax withheld from distributions.
"Eligible rollover distributions" from section 401(a) plans and 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if You choose a "direct rollover" from the plan to another tax-qualified plan of IRA.

The Interest and Dividend Tax Compliance Act of 1983 requires recipients, including those who have elected out of withholding, to supply their Taxpayer Identification Number (Social Security Number) to payers of distributions for tax reporting purposes. Failure to furnish this number when required may result in the imposition of a tax penalty and will subject the distribution to the withholding requirements of the law described above.

   MATURITY DATE

Unless restricted by the laws of the state in which this Contract is delivered, the Maturity Date of the Contract is the Contract Anniversary
nearest Attained Age 90 of the Annuitant.    for nonqualified Contracts and
is the Contract Anniversary nearest the Annuitant's 70th birthday for
Qualified Contracts.     You may elect a different Maturity Date by filing a
written request to Us at least 31 days before the requested Maturity Date.
The requested Maturity Date must be a Contract Anniversary. For
   nonqualified Contracts T    the requested Maturity Date cannot be later than
the Annuitant's Attained Age 90 and cannot be earlier than the tenth
Contract Anniversary. For qualified Contracts the requested Maturity Date
cannot be earlier than the date the Annuitant attains age 59-1/2    or five
years from the Contract Date, whichever is later; and in no event can the Maturity Date be later than April 1 of the calendar year immediately following the calendar year in which the Annuitant attains age 70-1/2.

If You have not previously specified otherwise    and if You have not elected
certain Systematic Withdrawal options    , on the Maturity Date You may
take the Cash Surrender Value (in some states, the Contract Value) in one sum or convert the Contract Value into an annuity payable to the Annuitant under one or more of the payment options described below.
Unless You choose otherwise, the amount in the General Account will be applied to a 10 Year Certain and Life fixed payout and the amount in the Separate Account will be applied to a 10 Year Certain and Life variable payout. The first monthly annuity payment will be made within one month after the Maturity Date. Variable payment options are not available in certain states.

EFFECTING AN ANNUITY

You may apply the proceeds of a withdrawal to effect an annuity. Unless you choose otherwise, the amount of the proceeds from the General
Acount will be applied to a 10 Year Certain and Life fixed payout and the amount of the proceeds from the Separate Account will be applied to a 10 Year Certain and Life variable payout.

Payment options will be subject to Our rules at the time of selection. Our consent is required when an optional payment is selected, and when the Payee either is an assignee or is not a natural person. Currently, the payment options are only available if the proceeds applied are $1,000 or more and the first periodic payment will be at least $20.
For annuity income options involving life income, the actual age of the Payee will affect the amount of each payment. Since payments to older Payees are expected to be fewer in number, the amounts of each annuity payment shall be greater than for younger Payees. For annuity income options that do not involve life income, the length of the payment period will affect the amount of each payment. With a shorter period, the amount of each annuity payment will be greater. Also, payments which occur more frequently will be smaller than those occurring less frequently.
The Payee or any other person who is entitled to receive payment may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a Payee who is not a natural person (for example, a corporation), or a Payee who is a fiduciary. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. This includes rules on the minimum amount We will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

You will make Your choice of a payment option when You apply for a Contract and may make any changes by writing to Our Home Office.

Fixed Options

Payments under the fixed options are not affected by the investment experience of any Investment Division of Our Separate Account. The value as of the Maturity Date will be applied to the fixed option selected. Thereafter, interest or payments are fixed according to the options chosen. The following fixed options are available:

Deposit Option: The money will stay on deposit with Us for a period that You and We agree upon. You will receive interest on the money at a declared interest rate.

Installment Options: There are two ways that We pay installments:

Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specific number of years, for up to 30 years.

Fixed Amount: We will pay the sum in installments in an amount that You and We agree upon. We will pay the installments until We pay the original amount, together with any interest You have earned.

Monthly Life Income Option: We will pay the money as monthly income for life. You may choose any one of three ways to receive the income:
We will guarantee payments for at least 20 years (called "20 Years Certain
and Life"); at least 10 years (called "10 Years Certain and Life);    at 5
years (called "5 Years Certain and Life")    ; or payment only for life. With a
life only payment option, payments will only be made as long as the Payee is alive. Therefore, if a life only payment option is chosen and the Payee dies after the first payment, only one payment will be made.

Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the Deposit Option at the rate of 2.75% a year, and under either Installment Option at 2.75% a year. We may also allow interest under the Deposit Option and under either Installment Option at a rate that is above the guaranteed rate.

Variable Options

Payments under the variable options are affected by the investment experience of the Investment Divisions of Our Separate Account. Variable payment options are not available in certain states.

The annuity tables contained in the Contract are based on a five percent (5%) assumed investment rate. This is a fulcrum rate around which variable annuity payments will fluctuate to reflect whether the investment experience of the Investment Divisions is better or worse than the assumed investment rate. If the actual investment experience exceeds the assumed investment rate, the payment will increase. Conversely, if the actual investment experience is less than the assumed investment rate, payments will decrease.

To determine the dollar amount of the first monthly variable payment, the value in each Investment Division (as of a date not more than 10 business days prior to the Maturity Date) will be applied to the appropriate rate for the payout options selected using the age and sex (where permissible) of the Payee. The amount of the first payment will then be used to determine the number of Annuity Units for each Investment Division. The number of Annuity Units is used to determine the amount of subsequent variable payments.

The Annuity Unit Value for each Investment Division will be set at $10 on the first day there are contract transactions in Our Separate Account. Thereafter the Annuity Unit Value will vary with the investment experience of the Investment Division and will reflect the daily asset charge We make at an effective annual rate of 1.40%. The Annuity Unit Value will increase if the net investment experience (investment experience less the asset charge) is greater than the 5% assumed investment rate. The Annuity Unit Value will decrease if the net investment experience is less than the 5% assumed investment rate.
The amount of each subsequent variable payment will be determined for each Investment Division by multiplying the number of Annuity Units by the Annuity Unit Value.

Additional information on the variable annuity payments is contained in the Statement of Additional Information which can be obtained by writing to Our Home Office.

The following variable options are available:
Monthly Life Income Option: We will pay the money as monthly income for life. You may choose any one of threefour ways to receive the income:
We will guarantee payments for at least 10 years (called "10 Years Certain and Life"); at least 20 years (called "20 Years Certain and Life"); at least 5 years (called "5 Years Certain and Life"); or payment only for life. With a life only payment option, payments will only be made as long as the Annuitant is alive. Therefore, if a life only payment option is chosen and the Payee dies after the first payment, only one payment will be made.
Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

Transfers after the Maturity Date

After the Maturity Date, one transfer per Contract Year may be made among the Investment Divisions of Our Separate Account. The transfer request must be received at least 10 business days before the due date of the first annuity payment to which the change will apply. The transfer will take effect as of the date We receive Your request. Transfers after the annuity payments have started will be based on the Annuity Unit Values. There will be no transfer charge for this transfer. No transfers are allowed from a fixed annuity option to a variable annuity option or from a variable annuity option to a fixed annuity option.

ADDITIONAL INFORMATION

Your Voting Rights As an Owner

Fund Voting Rights

We invest the assets in the divisions of Our Separate Account in shares of the corresponding portfolios of the Funds. Midland is the legal owner of the shares and, as such, has the right to vote on certain matters. Among other things, We may vote to:
elect the Funds' Board of Directors,
ratify the selection of independent auditors for the Funds, vote on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940, and change the investment objectives and policies.
Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your Contract. We will vote those shares at meetings of Fund shareholders according to Your instructions.

The Funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will solicit Your voting instructions. Although the Funds have held shareholder meetings approximately once a year, the Funds are not required to hold a meeting in any given year.
If We do not receive instructions in time from all Owners, We will vote shares for which no instructions have been received in a portfolio in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any Fund shares that We are entitled to vote directly due to amounts We have accumulated in Our Separate Account in the same proportions that Owners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the Fund in Our own right or to restrict Owner voting, We may do so.

How We Determine Your Voting Shares

You may participate in voting only on matters concerning the Fund portfolios in which Your assets have been invested. We determine the number of Fund shares in each division that are attributable to Your
Contract by dividing the amount in Your Contract Value allocated to that division by the net asset value of one share of the corresponding Fund portfolio as of the record date set by the Fund's Board for the Fund's
shareholders meeting.    The record date for this purpose must be at least 10
and no more than 90 days before the meeting of the Fund.     We count
fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the Fund's adviser or the investment policies of its portfolios. We will advise You if We do and give Our reasons in the next semiannual report to Owners.

Voting Privileges Of Participants In Other Companies

Currently, shares in the Funds are owned by other insurance companies to support their variable life insurance and variable annuity products as well as Our Separate Account. Those shares generally will be voted according to the instructions of the owners of insurance and annuity contracts issued
by those other insurance companies.    In certain cases, an insurance
company or some other owner of Fund shares may vote as they choose.
This will dilute the effect of the voting instructions of the Owners of Our Variable Annuities. We do not foresee any disadvantage to this. Nevertheless, the Funds' Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We think any Fund action is insufficient, We will see that appropriate action is taken to protect Our Owners.

Our Reports to Owners

Shortly after the end of each Contract Year, We will send You a report that shows Your Contract Value, information about Investment Divisions, and any transactions involving Your Contract Value that occurred during the year. Transactions include Your premium allocations and any transfers or withdrawals that You made in that year.

We will also send You semi-annual reports with financial information on the Funds, including a list of the investments held by each portfolio.
In addition, Our report will also contain any other information that is required by the insurance supervisory official in the jurisdiction in which this Contract is delivered.

Notices will be sent to You for transfers of amounts between Investment Divisions and certain other Contract transactions.
Performance
Performance information for the Investment Divisions may appear in reports and advertising to current and prospective Owners. The performance information is based on historical investment experience of the Investment Division and the Funds and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in Fund share price, the automatic reinvestment by the Separate Account of all distributions and the deduction of applicable charges (including any Contingent Deferred Sales Charges that would apply if You surrendered the Contract at the end of the period indicated). Quotations of total return may also be shown that do not take into account certain contractual charges such as the Contingent Deferred Sales Charge. The total return percentage will be higher under this method than under the standard method described above.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.
Because average annual total returns tend to smooth out variations in an Investment Division's returns, You should recognize that they are not the same as actual year-by-year results.

Some Investment Divisions may also advertise yield. These measures reflect the income generated by an investment in the Investment Divisions over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the Contingent Deferred Sales Charge. The standard quotations of yield reflect the Contract Maintenance Charge.

The VIP Money Market Investment Division may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Investment Division over a 7 day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The VIP II Investment Grade Bond and the VIP High
Income Investment Divisions may advertise a 30 day yield which reflects the income generated by an investment in the Investment Division over a 30 day period.

Midland may also advertise performance figures for the Investment
Divisions based on the performance of a Portfolio prior to the time the Separate Account commenced operations.

Your Beneficiary

You name Your Beneficiary when You apply for Your Contract. Unless
You have previously indicated otherwise, You may change the Beneficiary during the Annuitant's lifetime by writing to Our Home Office. If no Beneficiary is living when the Annuitant dies, We will pay the Death Benefit to the Annuitant's estate.

Assigning Your Contract

You may assign (transfer) Your rights in this Contract to someone else. If You do, You must send a copy of the assignment to Our Home Office. We are not responsible for any payment We make or any action We take before We receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership. An assignment may be a taxable event.

When We Pay Proceeds From This Contract

We will generally pay any Death Benefits, withdrawals, or loans within seven days after We receive the required form or request (and other documents that may be required for payment of Death Benefits) at Our
Home Office. Death Benefits are determined as of the date We receive due proof of death and the election of how the Death Benefit is to be paid.
We may, however, delay payment for one or more of the following reasons:
We cannot determine the amount of the payment because the New York
Stock Exchange is closed, because trading in securities has been restricted by the Securities and Exchange Commission, or because the SEC has declared that an emergency exists; or The SEC by order permits Us to delay payment to protect Our Owners.
We may also delay any payment until Your premium checks have cleared
Your bank.

We may defer payment of any withdrawal or surrender from the General Account for up to six months after We receive Your request.

Dividends

We do not pay any dividends on the Contract described in this prospectus.

Midland's Sales And Other Agreements

Sales Agreements

The Contract will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are also registered representatives of Walnut Street Securities (WSS), the principal underwriter of the Contracts, or of broker-dealers which have entered into written sales agreements with WSS. WSS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The mailing address for WSS is 670 Mason Ridge Center, Suite 300, St. Louis, MO 63141-
8557.

   During the first five Contract Years, We will pay agents a commission of up to 6.5%5% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 3% of premiums paid and .25% of the Contract Value.

We may also sell Our Contracts through broker-dealers registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 which enter into selling agreements with Us. The commission for broker-dealers will be no more than that described above, except in the
first year we may pay    6.7%5.25%     of premiums.

Regulation

We are regulated and supervised by the South Dakota Insurance
Department. In addition, We are subject to the insurance laws and regulations in every jurisdiction where We sell contracts. This Contract has been filed with and approved by insurance officials in such states. As a result, the provisions of this Contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell contracts. The officials are responsible for reviewing Our reports to be sure that We are financially sound and that We are complying with applicable laws and regulations.
We are also subject to various federal securities laws and regulations.

   Year 2000 Compliance Issues

Midland National Life is currently in the process of updating their administrative systems to accommodate all Year 2000 issues. Midland does not anticipate any material financial impact in processing and completing the changes required to comply with the Year 2000 issues.

Discount for Midland Employees

Midland employees may receive a contribution to the Contract of 65% of the first year commission which would normally have been paid on the employee's first year premiums. This contribution will be paid by Midland.

Legal Matters

The law firm of Sutherland, Asbill & Brennan L.L.P., Washington, D.C., has provided advice regarding certain matters relating to federal securities laws.

Legal Proceedings

We are not involved in any material legal proceedings.

Experts

The financial statements of Midland National Life Separate Account C and Midland National Life Insurance Company included in the Registration Statement have been audited by Coopers & Lybrand LLP, independent auditors, for the periods indicated in their report which appears in the Registration Statement. The financial statements audited by Coopers & Lybrand LLP have been included in reliance on their report given on their authority as experts in accounting and auditing.

Statement of Additional Information

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. This Statement of Additional Information can be acquired by checking the appropriate box on the application form, by writing Our Home Office, or by calling the Statement of Additional Information Toll Free number at 1-800-272-1642. The following is the Table of Contents for the Statement of Additional Information:


TABLE OF CONTENTS

	PAGE

THE CONTRACT

Non-Participation	3

Misstatement of Age or Sex	3

Proof of Existence and Age	3

Assignment	3

Annuity Data	3

Incontestability	3

Ownership	3

Entire Contract	3

Changes in the Contract	3

Protection of Benefits	3

Accumulation Unit Value	3

Annuity Payments	4

CALCULATION OF YIELDS AND TOTAL RETURNS

VIP Money Market Investment Division Yield Calculation	4

Other Investment Division Yield Calculations	5

Standard Total Return Calculations Assuming Surrender	5

Other Performance Data	6

Adjusted HistoricalHypothetical Performance Data	7

FEDERAL TAX MATTERS

Tax Free Exchanges (1035)	8

Required Distributions	8

DISTRIBUTION OF THE CONTRACT	9

SAFEKEEPING OF ACCOUNT ASSETS	9

STATE REGULATION	9

RECORDS AND REPORTS	9

LEGAL PROCEEDINGS	9

LEGAL MATTERS	9

EXPERTS	9

OTHER INFORMATION	9

FINANCIAL STATEMENTS	10

4    VARIABLE ANNUITY

VARIABLE ANNUITY    1


STATEMENT OF ADDITIONAL INFORMATION FOR THE
FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY    2
CONTRACT

Offered by

MIDLAND NATIONAL LIFE INSURANCE COMPANY

   Through Midland National Life Separate Account C

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Flexible Premium Deferred Variable Annuity 2 Contract ("Contract") offered by Midland National Life Insurance Company. You may obtain a copy of the Prospectus dated May
1, 19981997, by writing to Midland National Life Insurance Company,
One Midland Plaza, Sioux Falls, SD 57193. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION
WITH THE PROSPECTUS FOR THE POLICY.

Dated May 1,    19981997


TABLE OF CONTENTS
	Page
THE CONTRACT
Non-Participation	3
Misstatement of Age or Sex	3
Proof of Existence and Age	3
Assignment	3
Annuity Data	3
Incontestability	3
Ownership	3
Entire Contract	3
Changes in the Contract	3
Protection of Benefits	3
Accumulation Unit Value	3
Annuity Payments	4

CALCULATION OF YIELDS AND TOTAL RETURNS

VIP Money Market Investment Division Yield Calculation	4
Other Investment Division Yield Calculations	5
   Standard     Total Return Calculations    Assuming Surrender	    5
Other Performance Data	6
   Adjusted HistoricalHypothetical     Performance Data	7

FEDERAL TAX MATTERS

Tax Free Exchanges (1035) 	8

Required Distributions	8

DISTRIBUTION OF THE CONTRACT	9
SAFEKEEPING OF ACCOUNT ASSETS	9
STATE REGULATION	9
RECORDS AND REPORTS	9
LEGAL PROCEEDINGS	9
LEGAL MATTERS	9
EXPERTS	9
OTHER INFORMATION	10
FINANCIAL STATEMENTS	10

THE CONTRACT

Non-Participation
The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of Midland. Misstatement of Age or Sex
If the age or sex of the Annuitant or any other payee has been misstated in the application, the Annuity payable under the Contract will be whatever the Contract Value of the Contract would purchase on the basis of the correct age or sex of the Annuitant and/or other payee, if any, on the date Annuity Payments begin. Any overpayment or underpayments by Midland as a result of any such misstatement will be corrected using an interest rate of 6% per year.

Proof of Existence and Age

Before making any payment under the Contract, we may require proof of the existence and/or proof of the age of the Owner or Annuitant.

Assignment

No assignment of a Contract will be binding on Midland unless made in writing and sent to us at our Home Office. Midland is not responsible for the adequacy of any assignment. The Owner's rights and the interest of any Beneficiary not designated irrevocably will be subject to the rights of any assignee of record.

Annuity Data

We will not be liable for obligations which depend on receiving information from a payee until such information is received in a satisfactory form.

Incontestability

The Contract is incontestable after it has been in force, during the Annuitant's lifetime, for two years.

Ownership

Before the Annuitant's death, only the Owner will be entitled to the rights granted by the Contract or allowed by Midland under the Contract, except that the right to choose a Payment Option will belong to the Payee, unless otherwise specified. If the Owner is an individual and dies before the Annuitant, the rights of the Owner belong to the estate of the Owner unless this Contract has been endorsed to provide otherwise.

Entire Contract

We have issued the Contract in consideration of the application and payment of the first premium. A copy of the application is attached to and is a part of the Contract. The Policy Form with the application and any riders make the entire Contract. All statements made by or for the Annuitant are considered representations and not warranties. Midland will not use any statement in defense of a claim unless it is made in the application and a copy of the application is attached to the Contract when issued.

Changes in the Contract

Only Midland's President, a Vice President, the Secretary or an Assistant Secretary of our Company have the authority to make any change in the Contract and then only in writing. We will not be bound by any promise or representation made by any other person.

Midland may not change or amend the Contract, except as expressly provided in the Contract, without the Owner's consent. However, we may change or amend the Contract if such change or amendment is necessary for the Contract to comply with any state or federal law, rule or regulation.

Protection of Benefits

To the extent permitted by law, no benefit under the Contract will be subject to any claim or process of law by any creditor.

Accumulation Unit Value

We determine Accumulation Unit Values for the Investment Division of
Our Separate Account at the end of each Business Day. The Accumulation
Unit Value for each Investment Division was set at $10.00 on the first day there were contract transactions in Our Separate Account. After that, the Accumulation Unit Value for any Business Day is equal to the Accumulation Unit Value for the preceding Business Day multiplied by the net investment factor for that division on that Business Day.
We determine the net investment factor for each Investment Division every Business Day as follows:
First, We take the value of the shares belonging to the division (including any shares from reinvested dividends or capital gain distributions) in the corresponding Fund portfolio at the close of business that day (before giving effect to any contract transaction for that day, such as premium payments or surrenders). For this purpose, We use the share value reported to Us by the Fund.

Then, We divide this amount by the value of the amounts in the Investment Division at the close of business on the preceding Business Day (after giving effect to any contract transactions on that day). Then, We subtract a daily asset charge for each calendar day between Business Days (for example, a Monday calculation may include charges for Saturday, Sunday, and Monday). The daily charge is .0038626% which is an effective annual rate of 1.40%. This charge is for mortality and expense risks assumed by Us under the contract and to cover administrative costs We incur for transactions related to the Separate Account.

Finally, We reserve the right to subtract any other daily charge for taxes or amounts set aside as a reserve for taxes. Generally, this means that We would adjust unit values to reflect what happens to the Funds, and also for any charges.

Annuity Payments
The amount of each fixed annuity payment will be set on the Maturity Date and will not subsequently be affected by the investment performance of the Investment Divisions.

The amount of each variable annuity payment will be affected by the investment performance of the Investment Divisions. Variable payment options are not available in certain states.

The dollar amount of the first monthly variable annuity payment is computed for each Investment Division by applying the value in the Investment Division, as of a date not more than 10 business days prior to the Maturity Date, to the appropriate rate for the payout option selected using the age and sex (where permissible) of the Annuitant. The number of Annuity Units for each Investment Division is then calculated by dividing the first variable annuity payment for that Investment Division by the Investment Division's Annuity Unit Value as of the same date.

The dollar amount of each subsequent payment from an Investment
Division is equal to the number of Annuity Units for that Investment Division times the Annuity Unit value for that Investment Division as of a uniformly applied date not more than ten business days before the annuity payment is due.

The payment made to the Annuitant for the first payment and all subsequent payments will be the sum of the payment amounts for each Investment Division.

The Annuity Unit Value for each Investment Division was set at $10 on the first day there were contract transactions in Our Separate Account. After that, the Annuity Unit Value for any business day is equal to (1) multiplied by (2) multiplied by (3) where:
(1) = the Annuity Unit Value for the preceding business day:
(2) = the net investment factor (as described above) for that division on that business day.
(3) = the investment result adjustment factor (.99986634 per day), which recognizes an assumed interest rate of 5% per year used in determining the annuity payment amounts.

Transfers after the Maturity Date will only be allowed once per Contract Year and will be made using the Annuity Unit Value for the Investment Divisions on the date the request for transfer is received. On the transfer date, the number of Annuity Units transferred from the Investment
Division is multiplied by the Annuity Unit Value for that Investment Division to determine the value being transferred. This value is then transferred into the indicated Investment Division(s) by converting this value into Annuity Units of the proper Investment Division(s). The
Annuity Units are determined by dividing the value being transferred into an Investment Division by the Annuity Unit value of the Investment
Division on the transfer date. The transfer shall result in the same dollar amount of variable annuity payment on the date of transfer.

CALCULATION OF YIELDS AND TOTAL RETURNS

VIP Money Market Investment Division Yield Calculation

In accordance with regulations adopted by the Securities and Exchange Commission, Midland is required to compute the VIP Money Market
Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses or shares of the VIP Money Market Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the VIP Money Market Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the contract maintenance charge, annual administrative expenses, the mortality and expense risk charge, and income and expenses accrued during the period. Because of these deductions, the yield for the VIP Money Market Investment Division of the Separate Account will be lower than the yield for the VIP Money
Market Portfolio    Fund     or any comparable substitute funding vehicle.

The Securities and Exchange Commission also permits Midland to disclose the effective yield of the VIP Money Market Investment Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on amounts held in the VIP Money Market Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The VIP Money Market Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the VIP Money Market Portfolio Fund or substitute funding vehicle, the types and quality of portfolio securities held by the VIP Money Market Portfolio Fund or substitute funding vehicle, and operating expenses. In addition, the yield figures do not reflect the effect of any Contingent Deferred Sales Charge that may be applicable to a particular Contract. The annualized yield for the seven-day period ending
   12/31/9712/31/96 was 4.07%.3.75%.

Other Investment Division Yield Calculations

Midland may from time to time disclose the current annualized yield of one or more of the Investment Divisions (except the Money Market
Investment Division) for 30-day periods. The annualized yield of an Investment Division refers to income generated by the Investment
Division over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. This yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:
YIELD = 2 [ (a - b + 1)6 - 1 ]
cd
Where:	a =	net investment income earned during the period by the
Fund (or substitute funding vehicle) attributable to 		shares owned
by the Investment Division.
	b =	expenses accrued for the period (net of reimbursements).
	c =	the average daily number of units outstanding during the
period.
	d =	the maximum offering price per unit on the last day of the
period.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued
expenses will include all recurring fees that are charged to all Owner accounts. The yield calculations do not reflect the effect of any Contingent Deferred Sales Charges that may be applicable to a particular Contract.
Contingent Deferred Sales Charges range from    8%7%     to 0% of the
amount of Premium withdrawn depending on the    time elapsed between
each premium payment and the withdrawal. elapsed time since the Contract was issued.

Because of the charges and deductions imposed by the Separate Account the yield of the Investment Division will be lower than the yield for the corresponding Fund. The yield on amounts held in the Investment
Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the Fund, and its operating expenses.

We currently do not advertise yields for any Investment Division.

   Standard     Total Return Calculations    Assuming Surrender

Midland may from time to time also disclose average annual total returns for one or more of the Investment Divisions for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
P (1 + T)n = ERV
Where:	P =	   an assumeda hypothetical     initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of an assumeda hypothetical
$1,000 payment made at the beginning of the one, five, or 		ten-
year period, at the end of the one, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all Owner accounts are recognized in the ending redeemable value. The standard average annual total return
calculations    which assume the Contract is surrendered     will reflect the
effect of Contingent Deferred Sales Charges that may be applicable to a particular period.

   The following is standardized average annual total return information for the Investment Divisions of Separate Account C.

	Investment Division             	Inception of the         	1-Year Period
	      with	                      Investment Division to      	Ended
	Inception Date                      	12/31/96                	12/31/96
VIP High Income (10/24/93)             	8.28%	                  4.99%
VIP Equity Income (10/24/93)	          15.24%	                  4.99%
VIP Growth (10/24/93)                 	12.69%	                  5.58%
VIP Overseas (10/24/93)	                6.47%	                  3.68%
VIP II Investment Grade Bond (10/24/93)	2.58%	                 -5.41%
VIP II Index 500 (10/24/93)	           16.31%	                 12.94%
VIP II Asset Manager (10/24/93)        	6.64%	                  5.54%
VIP Money Market (10/24/93)            	2.45%	                 -3.29%
VIP II Asset Manager: Growth (5/1/95)	 17.04%	                 10.98%
VIP II Contrafund (5/1/95)	            20.27%	                 12.52%

The following is the average annual total return information for the Investment Divisions of Separate Account C based on the assumption that the contract is surrendered at the end of the time period shown. The returns reflect the impact of any applicable contingent deferred sales charge.

         	Investment Division      	Inception of the    	1-Year Period
          	with	                    Investment Division	    Ended
	         Inception Date 	            to 12/31/97	         12/31/97
VIP Money Market (10/24/93)	             2.35%	             -3.33%
VIP II Investment Grade Bond (10/24/93)	 3.30%	              0.20%
VIP High Income (10/24/93)	              9.76%	              8.67%
VIP II Asset Manager (10/24/93)	         9.16%	             11.61%
VIP II Index 500 (10/24/93)            	19.43%	             23.47%
VIP Equity-Income (10/24/93)	           17.57%             	18.95%
VIP Growth (10/24/93)                  	14.53%             	14.40%
VIP Overseas (10/24/93)                 	6.94%              	2.65%
VIP II Contrafund (10/24/93)	           21.06%             	15.05%
VIP II Asset Manager: Growth (5/1/95)	  19.36%             	15.96%
VIP III Balanced (5/1/97)	               N/A	                N/A
VIP III Growth & Income (5/1/97)         N/A                	N/A
VIP III Growth Opportunities (5/1/97)   	N/A	                N/A
American Century VP Balanced (5/1/97)	   N/A	                N/A
American Century VP Capital Appreciation (5/1/97)	N/A	       N/A
American Century VP Value (5/1/97)	      N/A	                N/A
American Century VP International (5/1/97)	N/A	              N/A
American Century VP Income & Growth (5/1/98)	N/A            	N/A

N/A - The return information for the funds are not reflected as the funds had not been included in Midland National Life Separate Account C for more than 12 months at 12/31/1997. </>R

Midland may from time to time also disclose average annual total returns in a format which assumes the Contract is kept in-force through the time period shownin a non-standard format in conjunction with the standard format described above. The non-standard format Such returns will be identical to the standard format which assumes the Contract is surrendered except that the Contingent Deferred Sales Charge percentage will be assumed to be 0%. The returns which assume the Contract is kept in-force will only be shown in conjunction with returns which assume the Contract is surrendered. </>R



   The following is the average annual total return information for the Investment Division of Separate Account C based on the assumption that the contract is kept in-force through the end of the time period shown. The contingent deferred sales charges are set to zero.

               	Investment Division	Inception of the     	1-Year Period
                 	with	             Investment Division	   Ended
               	Inception Date        	to 12/31/97	        12/31/97
VIP Money Market (10/24/93)            	3.53%	                3.87%
VIP II Investment Grade Bond (10/24/93)	4.44%                	7.40%
VIP High Income (10/24/93)	            10.71%	               15.87%
VIP II Asset Manager (10/24/93)	       10.12%               	18.81%
VIP II Index 500 (10/24/93)	           20.15%               	30.67%
VIP Equity-Income (10/24/93)	          18.33%	               26.15%
VIP Growth (10/24/93)	                 15.36%               	21.60%
VIP Overseas (10/24/93)	                7.96%                	9.85%
VIP II Contrafund (10/24/93)          	22.75%	               22.25%
VIP II Asset Manager: Growth (5/1/95)	 21.09%               	23.16%
VIP III Balanced (5/1/97)              	N/A	                   N/A
VIP III Growth & Income (5/1/97)       	N/A	                   N/A
VIP III Growth Opportunities (5/1/97)  	N/A	                   N/A
American Century VP Balanced (5/1/97)	  N/A	                   N/A
American Century VP Capital Appreciation (5/1/97)	N/A         	N/A
American Century VP Value (5/1/97)      N/A                   	N/A
American Century VP International (5/1/97)	N/A	                N/A
American Century VP Income & Growth (5/1/98)	N/A	              N/A

N/A - The return information for the funds are not reflected as the funds had not been included in Midland National Life Separate Account C for more than 12 months at 12/31/1997.

The following is non-standardized average annual total return information for the Investment Divisions of Separate Account C.

      	Investment Division	               Inception of the	   1-Year Period
          	with	                          Investment Division   to	Ended
      	Inception Date	                      12/31/96	            12/31/96
VIP High Income (10/24/93)                  	9.26%	               11.99%
VIP Equity Income (10/24/93)	               16.09%	               11.99%
VIP Growth (10/24/93)                      	13.59%	               12.58%
VIP Overseas (10/24/93)                     	7.48%	               10.68%
VIP II Investment Grade Bond (10/24/93)	     3.68%                	1.59%
VIP II Index 500 (10/24/93)	                 17.15%              	19.94%
VIP II Asset Manager (10/24/93)              	7.65%	              12.54%
VIP Money Market (10/24/93)	                  3.56%	               3.71%
VIP II Asset Manager: Growth (5/1/95)	       20.00%               17.98%
VIP II Contrafund (5/1/95)	                  23.18%	              19.52%

Since the VIP III Balanced, VIP III Growth Opportunities, VIP III Growth
& Income, American Century VP Capital Appreciation, American Century
VP Balanced, American Century VP Value and American Century VP
International Investment Divisions were not available to the portfolio at 12/31/96, there is no average annual total return information to report for these Investment Divisions.

Other Performance Data

Midland may from time to time also disclose cumulative total returns in
conjunction with the    annual returns described above. standard format
described above. The cumulative returns will be calculated using the following formula. assuming The cumulative returns which assume the
Contract is kept in-force assume that thethat the     Contingent Deferred Sales
Charge percentage will be 0%.

CTR = [ERV/P] - 1

Where:	CTR =	the cumulative total return net of Investment Division
recurring charges for the period.

	ERV =	ending redeemable value of an assumeda hypothetical
$1,000 payment at the beginning of the one, five, or		ten year period
at the end of the one, five, or ten-year period (or fractional portion thereof).
	P      =	   an assumeda hypothetical     initial payment of $1,000

   The returns which assume the Contract is kept in-force will only be shown in conjunction with returns which assume the Contract is surrendered.All non-standard performance data will only be advertised if the standard performance data is also disclosed.

Midland may also disclose the value of an assumeda hypothetical payment of $10,000 at the end of various periods of time.

   The following is the cumulative total return information for the Investment Division of Separate Account C. The returns are based on the assumption that the contract is surrendered at the end of the time period shown and the returns reflect the impact of any applicable Contingent Deferred Sales
Charge.

	Investment Division                	Inception of the	       1-Year Period
   	with	                            Investment Division        	Ended
  	Inception Date	                    to 12/31/97             	12/31/97
VIP Money Market (10/24/93)	            10.24%	                 -3.33%
VIP II Investment Grade Bond (10/24/93)	14.56%	                  0.20%
VIP High Income (10/24/93)             	47.74%                  	8.67%
VIP II Asset Manager (10/24/93)        	44.35%	                 11.61%
VIP II Index 500 (10/24/93)           	110.36%	                 23.47%
VIP Equity-Income (10/24/93)            96.99%                 	18.95%
VIP Growth (10/24/93)                  	76.55%                 	14.40%
VIP Overseas (10/24/93)                	32.43%	                  2.65%
VIP II Contrafund (10/24/93)           	66.60%	                 15.05%
VIP II Asset Manager: Growth (5/1/95)	  60.43%	                 15.96%
VIP III Balanced (5/1/97)	                N/A	                    N/A
VIP III Growth & Income (5/1/97)         	N/A                    	N/A
VIP III Growth Opportunities (5/1/97)	    N/A	                    N/A
American Century VP Balanced (5/1/97)	    N/A                    	N/A
American Century VP Capital Appreciation (5/1/97)	N/A            	N/A
American Century VP Value (5/1/97)	       N/A                    	N/A
American Century VP International (5/1/97)	N/A	                   N/A
American Century VP Income & Growth (5/1/98)	N/A                  N/A

N/A - The return information for the funds are not reflected as the funds had not been included in Midland National Life Separate Account C for more than 12 months at 12/31/1997.

The following is standardized cumulative total return information for the Investment Divisions of Separate Account C.

	Investment Division	                Inception of the	        1-Year Period
   	with	                            Investment Division to	   Ended
  	Inception Date	                     12/31/96	              12/31/96
VIP High Income (10/24/93)	            28.88%	                   4.99%
VIP Equity Income (10/24/93)          	57.19%	                   4.99%
VIP Growth (10/24/93)	                 46.39%                   	5.58%
VIP Overseas (10/24/93)	               22.13%                   	3.68%
VIP II Investment Grade Bond (10/24/93)	8.45%	                  -5.41%
VIP II Index 500 (10/24/93)           	61.90%                  	12.94%
VIP II Asset Manager (10/24/93)        	22.74%                  	5.54%
VIP Money Market (10/24/93)	             8.04%	                 -3.29%
VIP II Asset Manager: Growth (5/1/95)   	30.07%                	10.98%
VIP II Contrafund (5/1/95)	             36.14%	                 12.52%-

The following is non-standardized cumulative total return information for for the Investment Divisions of Separate Account C.

	Investment Division	                  Inception of the	      1-Year Period
    	with                             	Investment Division to 	  Ended
 	Inception Date	                        12/31/96	              12/31/96
VIP High Income (10/24/93)	                 32.63%	             11.99%
VIP Equity Income (10/24/93)	               60.94%	             11.99%
VIP Growth (10/24/93)	                      50.14%	             12.58%
VIP Overseas (10/24/93)	                    25.88%             	10.68%
VIP II Investment Grade Bond (10/24/93)	    12.20%	              1.59%
VIP II Index 500 (10/24/93)	                65.65%             	19.94%
VIP II Asset Manager (10/24/93)	            26.49%	             12.54%
VIP Money Market (10/24/93)	                11.79%	              3.71%
VIP II Asset Manager: Growth (5/1/95)	      35.62%	             17.98%
VIP II Contrafund (5/1/95)                 	41.69%	             19.52%

Since the VIP III Balanced, VIP III Growth Opportunities, VIP III Growth
& Income, American Century VP Capital Appreciation, American Century
VP Balanced, American Century VP Value and American Century VP
International Investment Divisions were not available to the portfolio at 12/31/96, there is no cumulative total return information to report for these Investment Divisions.

The following is the cumulative total return information for the Investment Division of Separate Account C. The returns are based on the assumption that the contract is kept in-force through the end of the time period shown and the contingent deferred sales charges are set to zero.

	Investment Division                 	Inception of the	      1-Year Period
	with	Inception Date	                   to 12/31/97          	12/31/97
VIP Money Market (10/24/93)	              15.64%	            3.87%
VIP II Investment Grade Bond (10/24/93)	  19.96%            	7.40%
VIP High Income (10/24/93)               	53.14%           	15.87%
VIP II Asset Manager (10/24/93)	          49.75%	           18.81%
VIP II Index 500 (10/24/93)	             115.76%	           30.67%
VIP Equity-Income (10/24/93)            	102.39%	           26.15%
VIP Growth (10/24/93)	                    81.95%	           21.60%
VIP Overseas (10/24/93)	                  37.83%	            9.85%
VIP II Contrafund (10/24/93)              72.90%           	22.25%
VIP II Asset Manager: Growth (5/1/95)	    66.73%	           23.16%
VIP III Balanced (5/1/97)	                 N/A	                N/A
VIP III Growth & Income (5/1/97)	          N/A  	              N/A
VIP III Growth Opportunities (5/1/97)	     N/A	                N/A
American Century VP Balanced (5/1/97)	     N/A	                N/A
American Century VP Capital Appreciation (5/1/97)	N/A	         N/A
American Century VP Value (5/1/97)         N/A                	N/A
American Century VP International (5/1/97)	N/A	                N/A
American Century VP Income & Growth (5/1/98)	N/A	              N/A

N/A - The return information for the funds are not reflected as the funds had not been included in Midland National Life Separate Account C for more than 12 months at 12/31/1997.

   Hypothetical Adjusted Historical Performance Data
Midland may also disclose adjusted historical"hypothetical"     performance
data for an Investment Division for periods before the Investment Division commenced operations, based on the assumption that the Investment
Division was in existence before it actually was, and that the Investment Division had been invested in a particular portfolio that was in existence prior to the Investment Division's commencement of operations. The portfolio used for these calculations will be the actual portfolio that the Investment Division will invest in.

   Adjusted historicalHypothetical     performance data of this type will be
calculated as follows. First, the value of a hypothetical $1,000 investment in the applicable portfolio is calculated on a monthly basis by comparing the net asset value per share at the beginning of the month with the net asset value per share at the end of the month (adjusted for any dividend distributions during the month), and the resulting ratio is applied to the value of the investment at the beginning of the month to get the gross value of the investment at the end of the month. Second, that gross value is then reduced by a "Contract Charges" factor to reflect the charges imposed under the Contract. This Contract Charges factor is calculated by adding the daily charge for mortality and expense risks (1.25% annually) to the daily Administrative Charge (0.15% annually), and then adding an
additional amount that adjusts for the annual    $35$33     Contract
Maintenance Charge. This additional amount is based on an average
Contract Value of    $27,000$22,000,     so it is calculated as
   $35$33/$27,00022,000, or 0.13%.15%     annually. The total of these three
amounts is then divided by 12 to get the monthly Contract Charges factor, which is then applied to the value of the hypothetical initial payment in the applicable portfolio to get the value in the Investment Division. The
Contract Charges factor is assumed to be deducted at the beginning of each month. In this manner, the Ending Redeemable Value ("ERV") of an
   assumeda hypothetical     $1,000 initial payment in the Investment Division
is calculated each month during the applicable period, to get the ERV at the end of the period. Third, that ERV is then utilized in the formulas above.

This type of    hypothetical     performance data may be disclosed on both an
average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the Contract is not surrendered (i.e., with no deduction for the Contingent Deferred Sales Charge) and assuming that the Contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable Contingent Deferred Sales Charge).

   The following is the average annual total return information based on the assumption that the contract is surrendered at the end of the time period shown. The impact of any applicable contingent deferred sales charges are reflected in the returns. The returns assume that each of the Investment Divisions had been available to Separate Account C since the Portfolio Inception date.The following is standardized average annual total return information based on the hypothetical assumption that each of the Investment Divisions listed had been available to Separate Account C since the inception of each corresponding Portfolio.

	Investment Division           Inception of the   10-Year Period	5-Year Period
	with Portfolio                	Portfolio to	     Ended         	Ended
	Inception Date	                12/31/96	         12/31/96	      12/31/96
VIP High Income (9/19/85)	      10.26%	            9.42%	        12.87%
VIP Equity Income (10/9/86)	    11.67%	           12.00%	        15.88%
VIP Growth (10/9/86)           	13.04%	           13.39%        	13.08%
VIP Overseas (1/28/87)	          6.20%	             N/A          	7.06%
VIP II Investment Grade Bond (12/5/88)	6.51%	       N/A	          4.55%
VIP II Index 500 (8/27/92)      	14.86%	            N/A	          N/A
VIP II Asset Manager (9/16/89)	   9.96%	            N/A	          9.17%
VIP Money Market (4/1/82)	        5.33%           	4.33%	         2.43%
VIP II Asset Manager: Growth (1/3/95)	17.16%	       N/A           	N/A
VIP II Contrafund (1/3/95)	       25.85%	           N/A	           N/A

	Investment Division	            Inception of the	 10-Year Period	5-Year Period
	with Portfolio                 	Portfolio to     	Ended         	Ended
	Inception Date	                 12/31/97	         12/31/97	      12/31/97
VIP Money Market (4/1/82)	          5.27%	         4.26%	          2.28%
VIP II Investment Grade Bond (12/5/88)	6.64%	       N/A	           4.61%
VIP High Income (9/19/85)	         10.74%         11.11%         	11.51%
VIP II Asset Manager (9/6/89)	     11.02%	          N/A	          10.57%
VIP II Index 500 (8/27/92)	        17.61%	          N/A	          17.56%
VIP Equity-Income (10/9/86)	       12.92%        	14.97%	         17.81%
VIP Growth (10/9/86)	              13.81%	        15.43%	         15.64%
VIP Overseas (1/28/87)             	6.56%         	7.97%         	11.72%
VIP II Contrafund (1/3/95)	        24.89%           	N/A	          N/A
VIP II Asset Manager: Growth (1/3/95)	19.42%	        N/A	          N/A
VIP III Balanced (1/3/95)	         11.84%	           N/A	          N/A
VIP III Growth & Income (12/31/96)	19.51%	           N/A	          N/A
VIP III Growth Opportunities (1/3/95)	23.50%	        N/A          	N/A
American Century VP Balanced (5/1/91)	8.91%	         N/A	         8.83%
American Century VP Capital Appreciation (11/20/87)	7.66%	7.05%  	3.22%
American Century VP Value (5/1/96)	  17.34%          N/A           	N/A
American Century VP International (5/1/94)	7.43%	    N/A	           N/A
American Century VP Income & Growth (10/30/97)	N/A	  N/A	           N/A

There are no returns shown for the American Century VP Income &
Growth Investment Division since the fund was formed within 12 months of year ending 12/31/1997.

The following is the average annual total return information based on the assumption that the contract is kept in-force through the end of the time period shown. The contingent deferred sales charges are assumed to be zero. The returns assume that each of the Investment Divisions had been available to Separate Account C since the Portfolio Inception date.The following is non-standardized average annual total return information based on the hypothetical assumption that each of the Investment Divisions listed had been available to Separate Account C since the inception of each corresponding Portfolio.

	Investment Division          	Inception of the	  10-Year Period 	5-Year Period
  	with Portfolio             	Portfolio to      	Ended          	Ended
	Inception Date	               12/31/96	          12/31/96	       12/31/96
VIP High Income (9/19/85)	      10.26%	             9.42%	        13.20%
VIP Equity Income (10/9/86)	    11.67%	            12.00%        	16.18%
VIP Growth (10/9/86)	           13.04%            	13.39%        	13.40%
VIP Overseas (1/28/87)	          6.20%	             N/A	           7.47%
VIP II Investment Grade Bond (12/5/88)	6.51%	       N/A	           5.00%
VIP II Index 500 (8/27/92)	     15.25%             	N/A	            N/A
VIP II Asset Manager (9/16/89)	  9.96%	             N/A	           9.55%
VIP Money Market (4/1/82)	       5.33%	             4.33%	         2.92%
VIP II Asset Manager: Growth (1/3/95)	19.70%        N/A            	N/A
VIP II Contrafund (1/3/95)	     28.22%             	N/A             N/A

	Investment Division	      Inception of the	   10-Year Period  	5-Year Period
	with Portfolio	           Portfolio to	        Ended	          Ended
	Inception Date	           12/31/97	            12/31/97       	12/31/97
VIP Money Market (4/1/82)    	5.27%	              4.26%         	3.25%
VIP II Investment Grade Bond (12/5/88)	6.64%	      N/A	          5.50%
VIP High Income (9/19/85)	    10.74%	            11.11%	        12.20%
VIP II Asset Manager (9/6/89)	11.02%	              N/A	         11.28%
VIP II Index 500 (8/27/92)	   18.02%	              N/A	         18.12%
VIP Equity-Income (10/9/86)	  12.92%	            14.97%	        18.36%
VIP Growth (10/9/86)	         13.81%            	15.43%	        16.24%
VIP Overseas (1/28/87)         6.56%             	7.97%	        12.40%
VIP II Contrafund (1/3/95)	   26.23%	             N/A	            N/A
VIP II Asset Manager: Growth (1/3/95)	20.88%	     N/A	            N/A
VIP III Balanced (1/3/95)	    13.50%	             N/A	            N/A
VIP III Growth & Income (12/31/96)	26.71%         N/A	            N/A
VIP III Growth Opportunities (1/3/95)	24.87%     	N/A	            N/A
American Century VP Balanced (5/1/91)	9.24%      	N/A	           9.59%
American Century VP Capital Appreciation (11/20/87)	7.66%	7.05% 	4.16%
American Century VP Value (5/1/96)	21.18%	        N/A	            N/A
American Century VP International (5/1/94)	8.82%	 N/A	            N/A
American Century VP Income & Growth (10/30/97)	   N/A	   N/A	     N/A

There are no returns shown for the American Century VP Income &
Growth Investment Division since the fund was formed within 12 months of year ending 12/31/1997.

The following is the cumulative total return information based on the assumption that the contract is surrendered at the end of the time period shown. The impact of any applicable contingent deferred sales charges are reflected in the returns. The returns assume that each of the Investment Divisions had been available to Separate Account C since the Portfolio Inception date.The following is standardized cumulative total return information based on the hypothetical assumption that each of the Investment Divisions listed had been available to Separate Account C since the inception of each corresponding Portfolio.

	Investment Division	      Inception of the	  10-Year Period 	5-Year Period
	  with Portfolio           Portfolio to 	         Ended            	Ended
   Inception Date            12/31/96            12/31/96      12/31/96
VIP High Income (9/19/85)	    201.35%	           146.03%         	83.20%
VIP Equity Income (10/9/86)	  209.50%	           210.49%	        108.95%
VIP Growth (10/9/86)	         250.65%	           251.42%	         84.86%
VIP Overseas (1/28/87)        	81.78%	            N/A	            40.66%
VIP II Investment Grade Bond (12/5/88)	66.47%	    N/A            	24.91%
VIP II Index 500 (8/27/92)	   82.63%	             N/A	             N/A
VIP II Asset Manager (9/16/89)	100.45%	           N/A	            55.10%
VIP Money Market (4/1/82)	     115.37%	            52.77%	        12.77%
VIP II Asset Manager: Growth (1/3/95)	37.21%      	N/A	             N/A
VIP II Contrafund (1/3/95)	      58.28%	           N/A	             N/A

	Investment Division	       Inception of the	  10-Year Period 	5-Year Period
	with Portfolio	              Portfolio to	        Ended	         Ended
	Inception Date	              12/31/97	          12/31/97	       12/31/97
VIP Money Market (4/1/82)	      124.57%	          51.75%         	11.95%
VIP II Investment Grade Bond (12/5/88)	79.21%	      N/A          	25.27%
VIP High Income (9/19/85)	        250.35%	       186.84%         	72.43%
VIP II Asset Manager (9/6/89)	    138.70%          	N/A	          65.27%
VIP II Index 500 (8/27/92)	       138.07%	          N/A	         124.51%
VIP Equity-Income (10/9/86)	      291.68%	       303.55 %	       126.90%
VIP Growth (10/9/86)	             327.70%	       319.84%	        106.77%
VIP Overseas (1/28/87)           	100.28%	       115.23%         	74.02%
VIP II Contrafund (1/3/95)	        94.70%         	N/A	            N/A
VIP II Asset Manager: Growth (1/3/95)	70.23%      	N/A            	N/A
VIP III Balanced (1/3/95)          	39.79%	        N/A            	N/A
VIP III Growth & Income (12/31/96)	 19.51%	        N/A	            N/A
VIP III Growth Opportunities (1/3/95)	88.16%	      N/A            	N/A
American Century VP Balanced (5/1/91)	76.77%      	N/A	           52.67%
American Century VP Capital Appreciation (11/20/87)	110.99%	97.55%	17.18%
American Century VP Value (5/1/96)	   30.58%	      N/A	            N/A
American Century VP International (5/1/94)	30.08%	 N/A	            N/A
American Century VP Income & Growth (10/30/97)	N/A	N/A	            N/A

There are no returns shown for the American Century VP Income &
Growth Investment Division since the fund was formed within 12 months of year ending 12/31/1997.

The following is the cumulative total return information based on the assumption that the contract is kept in-force through the end of the time period shown. The contingent deferred sales charges are assumed to be zero. The returns assume that each of the Investment Divisions had been available to Separate Account C since the Portfolio Inception date.The following is non-standardized cumulative total return information based on the hypothetical assumption that each of the Investment Divisions listed had been available to Separate Account C since the inception of each corresponding Portfolio.

	Investment Division	      Inception of the 	     10-Year Period	5-Year Period
	with Portfolio	           Investment Division to 	Ended	        Ended
	Inception Date	            12/31/96	              12/31/96	    12/31/96
VIP High Income (9/19/85)	   201.35%	               146.03%	     85.90%
VIP Equity Income (10/9/86)	 209.50%	               210.49%	    111.65%
VIP Growth (10/9/86)        	250.65%	               251.42%	     87.56%
VIP Overseas (1/28/87)	       81.78%                 	N/A	       43.36%
VIP II Investment Grade Bond (12/5/88)	66.47%	        N/A       	27.61%
VIP II Index 500 (8/27/92)	   85.33%	                 N/A	         N/A
VIP II Asset Manager (9/16/89)	100.45%	               N/A	       57.80%
VIP Money Market (4/1/82)	   115.37%                	52.77%	     15.47%
VIP II Asset Manager: Growth (1/3/95)	43.21%	         N/A	        N/A
VIP II Contrafund (1/3/95)	     64.28%               	N/A         N/A

	Investment Division	      Inception of the	    10-Year Period 	5-Year Period
   	with Portfolio	         Portfolio to        	Ended	         Ended
	Inception Date	             12/31/97	            12/31/97	     12/31/97
VIP Money Market (4/1/82)	     124.57%	            51.75%      	17.35%
VIP II Investment Grade Bond (12/5/88)	79.21%	       N/A       	30.67%
VIP High Income (9/19/85)	     250.35%           	186.84%	      77.83%
VIP II Asset Manager (9/6/89)	 138.70%	              N/A	       70.67%
VIP II Index 500 (8/27/92)    	142.57%	              N/A	      129.91%
VIP Equity-Income (10/9/86)   	291.68%	           303.55%	     132.30%
VIP Growth (10/9/86)          	327.70%           	319.84%	     112.17%
VIP Overseas (1/28/87)	        100.28%           	115.23%      	79.42%
VIP II Contrafund (1/3/95)    	101.00%	              N/A	        N/A
VIP II Asset Manager: Growth (1/3/95)	 76.53%	       N/A	        N/A
VIP III Balanced (1/3/95)	       46.09%	             N/A	        N/A
VIP III Growth & Income (12/31/96)	26.71%	           N/A	        N/A
VIP III Growth Opportunities (1/3/95)	94.46%	        N/A        	N/A
American Century VP Balanced (5/1/91)	80.37%	        N/A	       58.07%
American Century VP Capital Appreciation (11/20/87)	110.99%	97.55%	22.58%
American Century VP Value (5/1/96)	37.78%	           N/A	        N/A
American Century VP International (5/1/94)	36.38%	   N/A	        N/A
American Century VP Income & Growth (10/30/97)	N/A	  N/A	        N/A

There are no returns shown for the American Century VP Income &
Growth Investment Division since the fund was formed within 12 months of year ending 12/31/1997.

FEDERAL TAX MATTERS

Tax-Free Exchanges (Section 1035)

Midland accepts Premiums which are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code. Except as required by federal law in calculating the basis of the Contract, the Company does not differentiate between
Section 1035 Premiums and non-Section 1035 Premiums.

We also accept "rollovers" from Contracts qualifying as individual retirement annuities or accounts (IRAs), or any other qualified contract which is eligible to "rollover" into an IRA (except 403(b) contracts). The Company differentiates between nonqualified Contracts and IRAs to the extent necessary to comply with federal tax laws.

Required Distributions

In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the code requires any Nonqualified Contract to provide that (a) if any Owner dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed (1) within five years after the date of that Owner's death, or (2) as Annuity payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's "Designated Beneficiary" or over a period not extending beyond the life expectancy of that Beneficiary. The Owner's "Designated Beneficiary" is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner's Designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.
The Nonqualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

DISTRIBUTION OF THE CONTRACT

Walnut Street Securities (WSS), the principal underwriter of the Contract, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The address for WSS is as follows: Walnut Street Securities, 670 Mason Ridge Center, Suite 300, St. Louis, MO 63141-8557.

The Contracts are offered to the public through brokers, licensed under the federal securities laws and state insurance laws, that have entered into agreements with WSS. The offering of the Contracts is continuous and WSS does not anticipate discontinuing the offering of the Contracts.

However, WSS does reserve the right to discontinue the offering of the
Contracts.    Midland pays 0.1625% of all premiums paid into the Variable
Annuity 2 Contract as underwriting commission to WSS.

Prior to June 1, 1996 Midland paid underwriting commissions to North
American Management (NAM) since NAM was the principal underwriter
of    Midland's Variable Annuity contractsthe Contracts     during this time.
The following table shows the aggregate dollar amount of underwriting commissions paid to NAM during the last three years. Such underwriting commissions are not paid to WSS.

		Underwriting
	Year	Commissions
   	1994	$121,960.86
   	1995	$100,715.80
   	1996	$99,593.61
   	1997	0

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by Midland. The assets are kept physically segregated and held separate and apart from our general account assets. Records are maintained of all Premiums and redemptions of Fund shares held by each of the Investment Divisions.

STATE REGULATION

Midland is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by Midland. As presently required by the Investment Company
Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners semi-annually at their last known address of record.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject that are material to the Contracts. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Separate Account.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the issue and sale of the Contracts has been provided by Sutherland, Asbill & Brennan L.L.P., of Washington, D.C.

EXPERTS

The financial statements of Midland National Life Separate Account C and Midland National Life Insurance Company included in this Statement of Additional Information and Registration Statement have been audited by Coopers & Lybrand LLP, independent auditors, for the periods indicated in their report thereon which appears elsewhere herein and in the Registration Statement. The financial statements and schedules audited by Coopers & Lybrand LLP have been included in reliance on their report, given on their authority as experts in accounting and auditing. The mailing address for Coopers & Lybrand LLP is as follows:

Coopers & Lybrand LLP
IBM Park Building, Suite 1300
650 Third Avenue S.
Minneapolis, MN  55402-4333

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The financial statements of Midland National Life Separate Account C and Midland National Life Insurance Company should be considered only as bearing on the ability of Midland to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of Separate Account C.

2

12


Flexible Premium Deferred Variable Annuity Contract
(Variable Annuity)
Issued By:

Midland National Life Insurance Company    (Through Midland National
Life Separate Account C)

One Midland Plaza  Sioux Falls, SD 57193  (605) 335-5700

The Individual Flexible Premium Deferred Variable Annuity Contracts described in this Prospectus provide for accumulation of the Contract
Value and payment of annuity payments on a fixed or variable basis. Variable payment options are not available in certain states. The Contracts are designed to aid individuals in long term planning for retirement or other long term purposes.

The Contracts are available for retirement plans which do not qualify for the special federal tax advantages available under the Internal Revenue Code (Non-Qualified Plans) and for retirement plans which do qualify for the federal tax advantages available under the Internal Revenue Code (Qualified Plans).

This Prospectus generally describes only the variable portion of the Contract, except where the General Account is specifically mentioned.
The Variable Annuity pays a Death Benefit when the Annuitant dies before the Maturity Date if the Contract is still In Force. The Death Benefit is equal to the greater of the Contract Value or premiums paid less withdrawals.

You may withdraw part of the Contract Value, or completely surrender Your Contract for its Cash Surrender Value prior to the Maturity Date. You may incur a deferred sales charge, taxes and/or a tax penalty if You surrender Your Contract or make a partial withdrawal.
You may allocate amounts in Your Contract Fund to either Our General Account, which pays interest at a declared rate, or up to ten of the investment divisions of Our Separate Account C. In certain states, allocations to and transfers to and from the General Account are not permitted.

We invest each of the Investment Divisions of Our Separate Account in shares of a corresponding portfolio of Fidelity's Variable Insurance Products Fund (VIP), Fidelity's Variable Insurance Products Fund II (VIP
II), Fidelity's Variable Insurance Products Fund III (VIP III), or the American Century Variable Portfolios, Inc. (collectively called the "Funds"), mutual funds with a choice of portfolios.

The prospectuses for the Funds, which accompany this Prospectus, describes the investment objectives, policies, and risks of the Funds' portfolios associated with the eighteen divisions of Our Separate
Account: VIP Money Market Portfolio, VIP High Income Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Overseas Portfolio, VIP II Asset Manager Portfolio, VIP II Investment Grade Bond Portfolio, VIP II Contrafund Portfolio, VIP II Asset Manager: Growth Portfolio, VIP II Index 500 Portfolio, VIP III Growth & Income Portfolio, VIP III Balanced Portfolio, VIP III Growth Opportunities Portfolio, American Century VP Capital Appreciation Portfolio, American Century VP Value Portfolio, American Century VP Balanced Portfolio, and American
Century VP International Portfolio.

   VIP Money Market Portfolio
VIP High Income Portfolio
VIP Equity-Income Portfolio
VIP Growth Portfolio
VIP Overseas Portfolio
VIP II Asset Manager Portfolio
VIP II Investment Grade Bond Portfolio
VIP II Contrafund Portfolio
VIP II Asset Manager: Growth Portfolio
VIP II Index 500 Portfolio
VIP III Growth & Income Portfolio
VIP III Balanced Portfolio
VIP III Growth Opportunities Portfolio
American Century VP Capital Appreciation Portfolio
American Century VP Value Portfolio
American Century VP Balanced Portfolio
American Century VP International Portfolio
American Century VP Income & Growth Portfolio

You bear the investment risk of this Contract for all amounts allocated to Separate Account C. To the extent that Your Contract Value is in Separate Account C, Your Contract Value will vary with the investment performance of the corresponding portfolios of the Funds; there is no minimum guaranteed fund value for amounts allocated to the Investment Divisions of Our Separate Account. An investment in the portfolios, including the VIP Money Market Portfolio, is neither insured nor guaranteed by the U.S. Government, and there is no assurance that the VIP Money Market Portfolio will be able to maintain a stable net asset value.

After the first premium, You may decide how much Your premium payments will be and how often You wish to make them, within limits.
You have a limited right to examine this Contract and return it to Us for a refund.

This Prospectus sets forth the information that a prospective investor should know before investing. A Statement of Additional Information about the Contract and Separate Account C is available free by writing Midland at the address above or by checking the appropriate box on the application form. The Statement of Additional Information, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

PLEASE READ THIS PROSPECTUS FOR DETAILS ON THE
CONTRACT BEING OFFERED TO YOU, AND KEEP IT FOR
FUTURE REFERENCE. THIS PROSPECTUS IS VALID ONLY WHEN
ACCOMPANIED BY CURRENT PROSPECTUSES FOR FIDELITY'S
VARIABLE INSURANCE PRODUCTS FUND, FIDELITY'S
VARIABLE INSURANCE PRODUCTS FUND II, FIDELITY'S
VARIABLE INSURANCE PRODUCTS FUND III, AND AMERICAN
CENTURY VARIABLE PORTFOLIOS, INC.

The date of this prospectus is May 1,    19981997.

The Contracts Are Not A Deposit Of, Or Guaranteed Or Endorsed By,
Any Bank Or Depository Institution, And The Contract Is Not Federally Insured By The Federal Deposit Insurance Corporation, The Federal Reserve Board, Or Any Other Agency. The Contracts involve investment risk, including possible loss of principal.


Table of Contents

Definitions

FEE TABLE
PORTFOLIO ANNUAL EXPENSES (1)
EXAMPLES
SUMMARY
CONDENSED FINANCIAL INFORMATION
GENERAL INFORMATION ABOUT MIDLAND, SEPARATE
ACCOUNT C AND THE FUNDS

The Company That Issues Variable Annuities
Midland National Life Insurance Company
Our Parent
Separate Account Investment Choices
Our Separate Account And Its Investment Divisions
The Funds
Investment Policies Of The Funds' Portfolios
We Own The Assets Of Our Separate Account
Our Right To Change How We Operate Our Separate Account

DETAILED INFORMATION ABOUT THE CONTRACT

Requirements for Issuance of a Contract
Free Look
Allocation of Premiums
Transfers of Contract Value
Dollar Cost Averaging
Withdrawals
Loans
Death Benefit
Your Contract Value
Amounts In Our Separate Account
How We Determine The Accumulation Unit Value

CHARGES, FEES AND DEDUCTIONS

Sales Charges on Withdrawals
Charges Against The Separate Account
Administrative Charge
Contract Maintenance Charge
Transfer Charge
Charges In The Funds
Changing Your Premium Allocation Percentages
The General Account
Amounts In The General Account
Adding Interest To Your Amounts In The General Account
Transfers
Additional Information About Variable Annuities
Contract Periods, Anniversaries
Inquiries

FEDERAL TAX STATUS

Introduction
Diversification
Taxation of Annuities in General
Our Income Taxes
Withholding

MATURITY DATE

EFFECTING AN ANNUITY

Fixed Options
Variable Options
Transfers after the Maturity Date

ADDITIONAL INFORMATION

Your Voting Rights As an Owner
Fund Voting Rights
How We Determine Your Voting Shares
Voting Privileges Of Participants In Other Companies
Our Reports to Owners
Performance
Your Beneficiary
Assigning Your Contract
When We Pay Proceeds From This Contract
Dividends
Midland's Sales And Other Agreements
Sales Agreements
Regulation
Year 2000 Compliance Issues
Discount for Midland Employees
Legal Matters
Legal Proceedings
Experts
Statement of Additional Information


Definitions

Accumulation Unit means the units credited to each Investment Division in the Separate Account before the Maturity Date.

Annuitant means the person, designated by the Owner, upon whose life annuity payments are intended to be based on the Maturity Date.

Annuity Unit means the units in the Separate Account after the Maturity Date which are used to determine the amount of the annuity payment.

Attained Age means the Issue Age plus the number of complete Contract Years since the Contract Date.

Beneficiary means the person or persons to whom the Death Benefit is paid if the Annuitant dies before the Maturity Date.

Business Day means any day We are open and the New York Stock
Exchange is open for trading. The holidays We currently observe are New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving
Day and the day after,    Christmas Eve     day and Christmas Day
   and the day after.

Cash Surrender Value means the Contract Value on the date of surrender, less the Contract Maintenance Charge and any Contingent Deferred Sales Charge.

Contract means a contract designed to provide an Annuitant with an income, which may be a lifetime income, beginning on the Maturity Date.

   Contract Anniversary - The same month and day of the Contract Date in each year following the Contract Date.

Contract Date means the date from which Contract Anniversaries and Contract Years are determined.

Contract Value means the total amount of monies in Our Separate Account C attributable to Your Contract and the monies in Our General Account for Your Contract.

Contract Year means a year that starts on the Contract Date or on each anniversary thereafter.

Death Benefit means the amount payable under Your Contract if the Annuitant dies before the Maturity Date.

Funds mean the Investment Companies more commonly referred to as mutual funds available for investment by Separate Account C on the Contract Date or as later changed by Us. The Funds available as of the date of the prospectus are the Fidelity Variable Insurance Products Fund
(VIP), the Fidelity Variable Insurance Products Fund II (VIP II), the Fidelity Variable Insurance Products Fund III (VIP III), and American Century Variable Portfolios, Inc. (American Century VP).

Home Office means where You write to Us to pay premiums, request transfers, or other action regarding Your Contract. The address is:

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193

In Force means the Contract has not been terminated.

Investment Division means a division of Separate Account C which invests exclusively in the shares of a specified Portfolio of the Funds.

Issue Age means the age of the Annuitant on his/her birthday which is nearest to the Contract Date.

Maturity Date means the date, specified in the Contract, when annuity payments are to begin.

Owner means the person who purchases an Individual Variable Annuity Contract and makes the premium payments. The Owner will usually be an Annuitant, but need not be. The Owner has all rights in the Contract before the Maturity Date, including the right to make withdrawals or surrender the Contract, to designate and change the Beneficiaries who will receive the proceeds at the death of the Annuitant before the Maturity Date, to transfer funds among the Investment Divisions, and to designate a mode of settlement for the Annuitant on the Maturity Date.

Payee means the person who is entitled to receive annuity payments after an annuity is effected. On or after the Maturity Date, the Annuitant will be the Payee. Before the Maturity Date, You will be the Payee.

Separate Account means Our Separate Account C which receives and invests Your premiums under the Contract.


FEE TABLE

This information is intended to assist You in understanding the various costs and expenses that an Owner will bear directly or indirectly. It reflects expenses of the Separate Account as well as the Portfolios. See
CHARGES, FEES AND DEDUCTIONS on page 15 of the prospectus for additional information.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge imposed on Premiums		0.00%
Maximum Contingent Deferred Sales Charge (as a percentage of
premiums) (1)		7.00%
Transfer Fee    (after 15 free transfers per year)		$0.00$25.00

ANNUAL CONTRACT MAINTENANCE CHARGE		$33.00

SEPARATE ACCOUNT ANNUAL EXPENSES

(as a percentage of average account value)

Mortality and Expense Risk Fees		1.25%
Administrative Charge		.15%
Total Separate Account Annual Expenses		1.40%
(1) The Maximum Contingent Deferred Sales Charge decreases each year so there is no charge after 6 Contract Years. Each year, after the first year, 10% of total premiums may be withdrawn without a Contingent Deferred
Sales Charge. The Contingent Deferred Sales Charge is based solely on the Contract Year - additional premiums do not cause the Contingent
Deferred Sales Charge percentages to start over.


PORTFOLIO ANNUAL EXPENSES (1)(2)

(as a percentage of Portfolio average net assets)

   	                          MANAGEMENT	          OTHER	       TOTAL ANNUAL
                         	    FEES	                EXPENSES	    EXPENSES(2)

VIP Money Market		            0.21%	                0.10%	        0.31%
VIP High Income		             0.59%                 0.12%	        0.71%
VIP Equity-Income (3)		       0.50%	                0.08%	        0.58%
VIP Growth (3)		              0.60%	                0.09%	        0.69%
VIP Overseas (3)		            0.75%	                0.17%        	0.92%
VIP II Investment Grade Bond		0.44%	                0.14%	        0.58%
VIP II Asset Manager (3)	    	0.55%	                0.10%	        0.65%
VIP II Index 500 (4)		        0.24%                	0.04%        	0.28%
VIP II Contrafund (3)		       0.60%	                0.11%	        0.71%
VIP II Asset Manager: Growth (3)		0.60%	            0.17%	        0.77%
VIP III Balanced (3)		        0.45%                	0.16%         0.61%
VIP III Growth Opportunities (3)		0.60%	            0.14%	        0.74%
VIP III Growth & Income (4)		 0.49%	                0.21%        	0.70%
American Century VP Capital Appreciation		1.00%	    0.00%	        1.00%
American Century VP Balanced		1.00%	                0.00%	        1.00%
American Century VP Value	   	1.00%	                0.00%	        1.00%
American Century VP International		1.50%           	0.00%	        1.50%
American Century VP Income & Growth (5)		1.00%	     0.00%	        1.00%

(1)(2) The fund data was provided by Fidelity Management & Research Company and American Century Investment Management, Inc. Midland has not independently verifiedguaranteed the accuracy of the Fund datadate.

(2) With the exception of the American Century VP Income & Growth
Portfolio as described in (5), the annual expenses are based on actual expenses for 1997.

(3) A portion of the brokerage commissions the fund paid was used to reduce its expenses. In addition, certain funds have entered into
arrangements with their custodian and transfer agent whereby    credits
realized as a result ofinterest earned on     uninvested cash balances were
used to reduce custodian and transfer agent expenses.    IncludingWithout
these reductions, total operating expenses would have been as follows: for 0.56% for VIP Equity-Income, 0.67% for VIP Growth, 0.92% for VIP
Overseas, 0.73% for VIP II Asset Manager, 0.71% for VIP II Contrafund, 0.85% for VIP II Asset Manager: Growth, 0.76% for VIP III Growth Opportunities, and 0.71% for VIP III Balanced.

VIP Equity-Income	0.57%
VIP Growth	0.67%
VIP Overseas	0.90%
VIP II Asset Manager	0.64%
VIP II Contrafund	0.68%
VIP II Asset Manager: Growth	0.76%
VIP III Balanced	0.60%
VIP III Growth Opportunities	0.73%

(4) The fund's expenses were voluntarily reduced by the Fund's investment advisor. Absent reimbursement, the management fee, other expenses, and
total expenses    for the VIP II Index 500 would have been 0.27%, 0.13% %.
and0.50%, 195.78% and 196.29% for VIP III Growth & Income.

   (5) The American Century VP Income & Growth Portfolio was established on 10/30/1997. The annual expenses shown are estimated 1998 expenses as provided to Midland by American Century Investment
Management, Inc.


EXAMPLES

If You surrender or    annuitize     Your Contract at the end of the applicable
time period, You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                     	                 ONE	 THREE	FIVE	 TEN
                                	      YEAR	YEARS	YEARS	YEARS

   VIP Money Market		                      89	  108	  129	  215
VIP High Income		                       93	  120	  149	  256
VIP Equity-Income (3)           	      	91  	115	  142	  242
VIP Growth (3)		                        92	  119  	147  	252
VIP Overseas		                          95  	125  	159	  276
VIP II Investment Grade Bond		          91	  116	  143  	243
VIP II Asset Manager (3)	              	92   118  	146  	249
VIP II Index 500 (4)		                  88	  107	  127  	212
VIP II Contrafund (3)	                 	92  	119	  148	  253
VIP II Asset Manager: Growth (3)    	  	93	  121  	152	  262
VIP III Balanced (3)		                  92	  116	  144	  245
VIP III Growth Opportunities (3)    	  	93	  120  	150	  258
VIP III Growth & Income (4)		           93	  119	  149  	255
American Century VP Capital Appreciation		96	128	  164	  286
American Century VP Balanced		          96	  128	  164 	 286
American Century VP Value	       	      96	  128	  164	  286
American Century VP International	     100  	143	  189	  334
American Century VP Income & Growth (5)	96  	128  	164  	286

If You annuitize at the end of the applicable time period, You would pay the following expenses on a $1,000 investment, assuming 5% annual return on Your assets.

                                	       ONE	   THREE	 FIVE	 TEN
	                                       YEAR	  YEARS	 YEARS	YEARS

VIP Money Market		                       $89	  $108	  $130	 $217
VIP High Income		                         93	   121	   151	  260
VIP Equity-Income (3)		                   92   	117	   144	  246
VIP Growth (3)		                          93	   120	   150	  257
VIP Overseas		                            95	   127	   162	  282
VIP II Investment Grade Bond		            92	   117	   144	  246
VIP II Asset Manager (3)		                93	   122	   153	  263
VIP II Index 500 (4)		                    89	   108	   129	  215
VIP II Contrafund (3)	           	        93	   122	   153	  263
VIP II Asset Manager: Growth (3)		        95  	 125 	  159	  276
VIP III Balanced (3)		                    93	   121	   152	  261
VIP III Growth Opportunities (3)		        94	   122	   154  	266
VIP III Growth & Income (4)		             96	   129	   166	  289
American Century VP Capital Appreciation		96	   129	   166	  289
American Century VP Balanced		            96	   129	   165  	288
American Century VP Value		               96	   129	   166  	289
American Century VP International		      101	   144	   190	  336

If You do not surrender Your Contract, You would pay the following expenses on a $1,000 investment, assuming 5% annual return on Your assets:

                                   	      ONE	  THREE	  FIVE	  TEN
                                   	      YEAR 	YEARS	  YEARS	 YEARS

VIP Money Market		                         19	    58	     99	    215
VIP High Income	                          	23	    70	    119	    256
VIP Equity-Income (3)		                    21	    65	    112	    242
VIP Growth (3)	                           	22	    69	    117    	252
VIP Overseas (3)	                         	25	    75	    129	    276
VIP II Investment Grade Bond	             	21 	   66	    113	    243
VIP II Asset Manager (3)		                 22	    68	    116	    249
VIP II Index 500 (4)		                     18	    57	     97	    212
VIP II Contrafund (3)		                    22	    69	    118	    253
VIP II Asset Manager: Growth (3)		         23  	  71	    122	    262
VIP III Balanced (3)                     		22    	66	    114	    245
VIP III Growth Opportunities (3)		         23	    70	    120	    258
VIP III Growth & Income (4)		              23	    69	    119	    255
American Century VP Capital Appreciation		 26    	78	    134	    286
American Century VP Balanced	             	26	    78	    134	    286
American Century VP Value		                26	    78	    134	    286
American Century VP International	        	30	    93	    159	    334
American Century VP Income & Growth (5)		  26	    78	    134	    286

WITH THE EXCEPTION OF THE AMERICAN CENTURY VP
INCOME & GROWTH PORTFOLIO, THE EXAMPLES ARE BASED
ON ACTUAL EXPENSES FOR 1997. ACTUAL EXPENSES ARE
SHOWN ON PAGE 4 UNDER PORTFOLIO ANNUAL EXPENSES
AND ARE NET OF ANY FEE WAIVERS OR EXPENSE
REIMBURSEMENTS. THE EXPENSES FOR THE AMERICAN
CENTURY VP INCOME & GROWTH PORTFOLIO ARE BASED ON
ESTIMATED 1998 EXPENSES AS PROVIDED TO MIDLAND BY
AMERICAN CENTURY MANAGEMENT, INC.

THE EXAMPLE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL
EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL; PAST
OR FUTURE ANNUAL RETURNS MAY BE GREATER OR LESSER
THAN THE ASSUMED AMOUNT. THESE EXAMPLES REFLECT
THE $33 CONTRACT MAINTENANCE CHARGE AS AN ANNUAL
CHARGE OF    0.13% 0.15%     OF ASSETS BASED ON AN AVERAGE
CONTRACT VALUE OF    $27,000$22,000.

SUMMARY

In this prospectus "We", "Our", and "Us" mean Midland National Life Insurance Company.

"You" and "Your" mean the Owner of the Contract. We refer to the person who is covered by the Contract as the "Annuitant", because the Annuitant and the Owner may not be the same.

The following summary is qualified in its entirety by the detailed information appearing later in this prospectus and this summary must be read in conjunction with that detailed information. Unless otherwise indicated, the description of the Contract in this prospectus assumes that the Contract is In Force.

Features of the Variable Annuity

Your Contract Value - Your Contract Value is established after We receive Your first premium payment.

Your Contract Value reflects the amount and frequency of premium payments, the investment experience of amounts allocated to Our Separate Account, interest earned on amounts allocated to the General Account, withdrawals, and deduction of the Separate Account and Contract
Charges. You bear the investment risk under the Variable Annuity as Your Contract Value will vary according to the investment experience of the Investment Divisions of Our Separate Account You have selected. There is no minimum guaranteed Contract Value with respect to any amounts allocated to the Separate Account. (See Your Contract Value on page 15.)

Flexible Premium Payments   You may pay premiums whenever You want
(prior to the Maturity Date), in whatever amount You want, within certain limits. We require an initial minimum premium of at least $2,000 and ongoing premium payments of at least $50. We currently waive the initial minimum premium requirement of $2,000 for Qualified Contracts enrolled in a bank draft investment program or payroll deduction plan if the monthly premium is at least $100.

You will also choose a planned periodic premium. You need not pay premiums of any set amount or according to the planned schedule.

Investment Choices of the Variable Annuity

You may allocate amounts in Your Contract Value to either Our General Account, which pays interest at a declared rate, or up to ten of the Investment Divisions of Our Separate Account. Each of these Investment Divisions invests in shares of a corresponding portfolio of Fidelity's Variable Insurance Products Fund, Fidelity's Variable Insurance Products Fund II, Fidelity's Variable Insurance Products Fund III, or the American Century Variable Portfolios, Inc. "series" type mutual funds. The portfolios have different investment objectives. Fidelity Management & Research Company receives fees from the VIP, VIP II and VIP III portfolios for providing investment management services and American Century Investment Management, Inc. receives fees from the American Century Variable Portfolios for providing investment management services. These fees are taken monthly in proportion to the average daily net assets of each portfolio throughout the month.

For a full description of the Funds, see the Funds' prospectuses, which accompany this prospectus. (See The Funds on page 10.) The current Investment Divisions which invest in Portfolios of Fidelity's Variable Insurance Products Fund are:

Money Market Portfolio
High Income Portfolio
Equity-Income Portfolio
Growth Portfolio
Overseas Portfolio

The current Investment Divisions which invest in Portfolios of Fidelity's
Variable Insurance Products    Fund     II are:

Asset Manager Portfolio
Investment Grade Bond Portfolio
Index 500 Portfolio
Contrafund Portfolio
Asset Manager: Growth Portfolio

The current Investment Divisions which invest in Portfolios of Fidelity's Variable Insurance Products Fund III are:

Growth & Income Portfolio
Balanced Portfolio
Growth Opportunities Portfolio

The current Investment Divisions which invest in Portfolios of the American Century Variable Portfolios, Inc. are:

Capital Appreciation Portfolio
Value Portfolio
Balanced Portfolio
International Portfolio
   Income & Growth

Each portfolio charges a different investment advisory fee.The VIP, VIP
II, and VIP III Funds also charge an amount for other operating expenses.
The total expenses for the year ending December 31,    19971996     are shown
on page 4 under the table of Portfolio Annual Expenses.

See Investment Policies Of The Funds' Portfolios on page 11, Charges In The Funds on page 16, and The General Account on page 16.

Withdrawals

Unless restricted by a retirement arrangement in connection with which You have purchased a Contract, You may withdraw all or part of Your
Cash Surrender Value at any time. A Contingent Deferred Sales Charge may be imposed on the withdrawal. The amount You request plus any deferred sales charge, and, upon full withdrawal, plus the Contract Maintenance Charge will be deducted from Your Contract Value. You may withdraw this amount in a lump sum or use it to purchase an annuity that will continue as long as You live or for some other period You select. A withdrawal may also have tax consequences including a 10% tax penalty on certain withdrawals prior to age 59 1/2. After three years from the Contract Date, the deferred sales charge, if any, will be waived upon the withdrawal of funds to effect a life annuity. (See Sales Charges on Withdrawals on page 15, FEDERAL TAX STATUS on page 17, and
EFFECTING AN ANNUITY on page 20.) Withdrawals from Contracts used in connection with tax-qualified retirement plans may be restricted or penalized by the terms of the plan or applicable law.

Charges under the Contracts. The charges made by Midland are intended to compensate Us for paying the various categories of expenses and taxes incurred in maintaining and operating the Contracts and Separate Account and for assuming mortality and expense risks under the Contracts. These charges consist of a $33 annual Contract Maintenance Charge and a daily charge at an effective annual rate of 1.40% of the assets held in the Investment Divisions. For more information regarding these charges, see CHARGES, FEES AND DEDUCTIONS on page 15.

A Contingent Deferred Sales Charge is imposed to reimburse Midland for distribution expenses, such as commissions paid to sales personnel, costs of advertising and sales promotions, prospectus costs, and costs of policy administration. Many mutual funds, other than no-load funds, make this charge by deducting a percentage of the investor's payment and investing only the remainder. Under the Contracts described in this prospectus, no sales charge is taken out when Your premium is invested in the Investment Divisions designated by You or in the General Account if so directed. In any Contract Year, after the first Contract Year, You may make a withdrawal of 10% of the sum of premiums paid without charge. A
Contingent Deferred Sales Charge may be deducted on all other withdrawals (including withdrawals to effect an annuity). The charge is 7% of the amount of the premiums withdrawn in the first Contract Year and thereafter the charge decreases. (See Sales Charges on Withdrawals on page 15.) Withdrawals made seven or more Contract Years after the Contract Date are subject to no Contingent Deferred Sales Charge at all. Withdrawals may be subject to tax consequences under the Internal
Revenue Code. (See Withdrawals on page 14 and FEDERAL TAX
STATUS on page 17.)

Using Your Contract Value

Transfers   On or before the Maturity Date, You may transfer amounts in
Your Contract Value between the General Account and Investment
Divisions of the Separate Account and among the Investment Divisions of the Separate Account. Transfers take effect on the date We receive Your request. We also require minimum amounts for each transfer, usually
$200. Currently,    We do not charge You for making transfers.if You make
more than fifteen transfers a year, an administrative charge may be deducted from Your Contract Value ($25 for each additional transfer). We reserve the right to assess a $25 Administrative Chargethis charge after the
fifteenthfourth     transfer in a Contract Year. There are other limitations on transfers to and from the General Account.

Additional Information About Variable Annuities

Your Right To Examine This Contract - You have a right to examine the Contract and, if You wish, return it to Us. Your request must be
postmarked no later than 10 days after You receive Your Contract.    During
the Free Look Period, Your premium will be allocated to the VIP Money
Market Investment Division.     (See Free Look on page 13.)

CONDENSED FINANCIAL INFORMATION

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
Investment	at Beginning	at End	Units at End
Division	of Period	of Period	of Period

VIP Money Market

1993(1)	10.00	10.02	3,675
1994	10.02	10.31	207,115
1995	10.31	10.76	320,841
1996	10.76	11.18	450,641
   1997	11.18	11.63	534,936

VIP High Income

1993(1)	10.00	10.22	2.68
1994	10.22	9.93	70,977
1995	9.93	11.83	139,335
1996	11.83	13.26	221.760
   1997	13.26	13.58	304,930

VIP Equity-Income

1993(1)	10.00	10.16	2,861
1994	10.16	10.71	163,874
1995	10.71	14.35	385,807
1996	14.35	16.09	696.083
   1997	16.09	20.33	929,862

VIP Growth

1993(1)	10.00	10.09	2,539
1994	10.09	9.80	160,540
1995	9.80	13.32	347,738
1996	13.32	15.01	700,985
   1997	15.01	18.28	917,650

VIP Overseas

1993(1)	10.00	10.40	1,706
1994	10.40	10.37	147,456
1995	10.37	11.36	217,322
1996	11.36	12.59	282,107
   1997	12.59	13.85	336,988

VIP II Asset Manager

1993(1)	10.00	10.48	11,474
1994	10.48	9.67	280,056
1995	9.67	11.22	362,467
1996	11.22	12.65	447,842
   1997	12.65	15.05	534,109

VIP II Investment

Grade Bond
1993(1)	10.00	10.06	124
1994	10.06	9.52	31,444
1995	9.52	11.03	52,431
1996	11.03	11.22	97,711
   1997	11.22	12.06	136,067

VIP II Index 500

1993(1)	10.00	10.15	22
1994	10.15	10.11	32,675
1995	10.11	13.79	71,305
1996	13.79	16.57	256,789
   1997	16.57	21.67	497,774

VIP II Asset Manager: Growth

1995(2)	10.00	11.48	13,682
1996	11.48	13.56	71,781
   1997	13.56	16.92	176,790

VIP II Contrafund

1995(2)	10.00	11.84	35,906
1996	11.84	14.17	187,702
   1997	14.17	17.34	397,591

VIP III Balanced

   1997(3)	10.00	11.45	39,701

VIP III Growth Opportunities

   1997(3)	10.00	12.28	75,926

VIP III Growth & Income

   1997(3)	10.00	12.36	54,877

American Century VP

Capital Appreciation

   1997(3)	10.00	11.35	13,870

American Century VP

Balanced(3)	10.00	11.40	13,519

American Century VP

Value

   1997(3)	10.00	12.26	44,666

American Century VP

International

   1997(3)	10.00	10.93	34,973

 (1)Period from 10/24/93 to 12/31/93
(2) Period From 5/1/95 to 12/31/95
   (3)Period from 5/1/97 to 12/31/97

   The American Century VP Income and Growth Investment Division became available on May 1, 1998, and thus had no financial information to report at 12/31/1997.

The following Investment Divisions were not available in 1996 and thus have no financial information to report as of 12/31/96: VIP III Growth & Income, VIP III Balanced, VIP III Growth Opportunities, American
Century VP Capital Appreciation, American Century VP Value Portfolio, American Century VP Balanced and American Century VP International.

GENERAL INFORMATION ABOUT
MIDLAND, SEPARATE ACCOUNT C
AND THE FUNDS


The Company That Issues Variable Annuities
Midland National Life Insurance Company

We are Midland National Life Insurance Company, a stock life insurance company. Midland was organized in 1906 in South Dakota as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name "Midland" was adopted in 1925. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Our Parent

Midland is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Separate Account Investment Choices

Premiums may be allocated to up to ten  of the Investment Divisions of
Our Separate Account or to Our General Account according to the directions You provided on Your application. In certain states, allocations to and transfers to and from the General Account are not permitted. These instructions will apply to any subsequent premiums You pay that do not include instructions as to how the premium is to be allocated until You write to Our Home Office with new instructions. Allocation percentages may be any whole number from 10 to 100, and the sum must equal 100.
You may choose not to allocate any premium to any particular Investment
Division. You may not have your Contract    ValueFund     allocated to more
than ten Investment Divisions of Our Separate Account at any one point in time. (See, The General Account on page 16.)

Our Separate Account And Its Investment Divisions

The Separate Account is Our Separate Account C, established under the Insurance Laws of the State of South Dakota in March, 1991, and is a unit investment trust registered with the Securities and Exchange Commission
(SEC) under the Investment Company Act of 1940. This registration does not involve any supervision by the SEC of the management or investment contracts of the Separate Account. A unit investment trust is a type of investment company. The Separate Account has a number of Investment Divisions, each of which invests in shares of a corresponding portfolio of the Funds. You may allocate part or all of Your premiums to no more than
ten of the    eighteenseventeen     Investment Divisions of Our Separate
Account. Our Separate Account divisions invest in the    VIP Money Market
Portfolio, the VIP High Income Portfolio, the VIP Equity-Income
Portfolio, the VIP Growth Portfolio, the VIP II Asset Manager Portfolio, the VIP Overseas Portfolio, the VIP II Investment Grade Bond Portfolio, the VIP II Contrafund Portfolio, the VIP II Asset Manager: Growth Portfolio, the VIP II Index 500 Portfolio, the VIP III Growth & Income Portfolio, the VIP III Balanced Portfolio, the VIP III Growth Opportunities Portfolio, the American Century VP Capital Appreciation Portfolio, the American Century VP Value Portfolio, the American
Century VP Balanced Portfolio, and the American Century VP
International Portfolio.

   VIP Money Market Portfolio

VIP High Income Portfolio

VIP Equity-Income Portfolio

VIP Growth Portfolio

VIP Overseas Portfolio

VIP II Asset Manager Portfolio

VIP II Investment Grade Bond Portfolio

VIP II Contrafund Portfolio

VIP II Asset Manager: Growth Portfolio

VIP II Index 500 Portfolio

VIP III Growth & Income Portfolio

VIP III Balanced Portfolio

VIP III Growth Opportunities Portfolio

American Century VP Capital Appreciation Portfolio

American Century VP Value Portfolio

American Century VP Balanced Portfolio

American Century VP International Portfolio

American Century VP Income & Growth Portfolio

The Funds

Fidelity's Variable Insurance Products Fund, Fidelity's Variable Insurance Products Fund II, Fidelity's Variable Insurance Products Fund III, and the American Century Variable Portfolios, Inc. are open-end diversified management investment companies, more commonly called mutual funds.

As a "series" type of mutual funds, they issue several different "series" of portfolios. The Funds' shares are bought and sold by Our Separate
Account at net asset value. More detailed information about the Funds and their investment policies, risks, expenses and all other aspects of their operations, appears in their prospectuses, which accompany this prospectus, and in the Funds' Statements of Additional Information. You should read the Funds' prospectus carefully before allocating or transferring money to any Fund.

The Funds sell their shares to separate accounts of various insurance companies to support both variable life insurance contracts and variable annuity contracts. We currently do not foresee any disadvantages to Our Contract Owners arising out of this. If We believe that the Funds do not sufficiently respond to protect Our Contract Owner's interests, We will see to it that appropriate action is taken to protect Our Contract Owners. The Funds will also monitor this possibility. Also, if We ever believe that any of the Funds' Portfolios are so large as to materially impair its investment performance of a Portfolio or the Fund, We will examine other investment options.

Investment Policies Of The Funds' Portfolios

Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. Remember that the investment experience of the Investment Divisions of Our Separate
Account depends on the performance of the corresponding Funds' portfolios. The investment advisor for the VIP I, VIP II, and VIP III funds is Fidelity Management & Research Company. The investment advisor for the American Century VP funds is American Century Investment
Management, Inc. The objectives of the Funds' portfolios are as follows:

Portfolio
Objective

VIP Money Market

Seeks to    earn aobtain as high a     level of current income by investing in
high quality money market instruments as is consistent with preserving capital and providing liquidity. (An investment in the VIP Money Market or any other Portfolio is neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Money Market Portfolio will be able to maintain a constant net asset value.)

VIP High Income
Seeks    to obtain a high level of     current income by investing primarily in
high-yielding, lower-rated, fixed-income securities, while also considering growth of capital.

VIP Equity-Income
Seeks    to obtain     reasonable income by investing primarily in income-
producing equity securities. In choosing these securities, the Manager will
consider the potential for capital appreciation. The Fund    seeksPortfolio's
goal is to achieve a yield thatwhich exceeds the composite     yield on the
securities comprising the Standard & Poor's Composite Index of 500
Stocks.

VIP Growth
Seeks    to achieve     capital appreciation    by investing in common stocks,
    normally through the purchase of common stocks, although the Portfolio's investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

VIP Overseas
Seeks long-term growth of capital, primarily through investments in foreign securities.

VIP II Asset Manager
Seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed- income instruments.

VIP II Investment Grade Bond
Seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment grade fixed income securities.

VIP II Contrafund
Seeks to achieve capital appreciation over the long term by investing in securities of companies that are undervalued or out-of-favor.

VIP II Asset Manager: Growth
Seeks to maximize total return over the long term through investments in stocks, bonds, and short-term instruments. This portfolio has a heavier emphasis on stocks than the Asset Manager Portfolio.

VIP II Index 500
Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of Standard & Poor's Composite Index of 500 Stocks. This is designed as a long-term investment option.

VIP III Growth & Income
Seeks high total return, combining current income and capital appreciation. Invests mainly in stocks that pay current dividends and show earnings potential.

VIP III Balanced
Seeks to balance the growth potential of stocks with the possible income cushion of bonds. Invests in broad selection of stocks, bonds and convertible securities.

VIP III Growth Opportunities
Seeks long-term growth of capital. Invests primarily in common stocks
and    securities convertible into common stocks, but it has the ability to purchase other securities such as preferred stocks and bonds that may produce capital growth.adjusts its mix between growth, value, cyclical and other securities to take advantage of attractive valuations.

American Century VP Capital Appreciation
Seeks capital growth by investing in common stocks that management considers to have better-than-average prospects for appreciation.

American Century VP Value
Seeks long-term capital growth with income as a secondary objective. Invests primarily in equity securities of well-established companies that management believes to be under-valued.

American Century VP Balanced
Seeks capital growth and current income. Invests approximately 60 percent of its assets in growth stocks and the rest in fixed income securities.

American Century VP International
Seeks capital growth by investing in securities of foreign companies that management believes to have potential for appreciation.

   American Century VP Income & Growth
Seeks dividend growth, current income and capital appreciation by investing in common stocks.

We Own The Assets Of Our Separate Account
Under South Dakota law, We own the assets of Our Separate Account and use them only to support Your Contract and other Variable Annuity
Contracts. The assets of the Separate Account may not be charged with liabilities arising out of Midland's other business and the obligations under the Contracts are obligations of Midland. The income, gains and losses (realized and unrealized) of the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of Midland. Under certain unlikely circumstances, one Investment Division of the Separate Account may be liable for claims relating to the operations of another division. We may also permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account.

Our Right To Change How We Operate Our Separate Account

In addition to changing or adding investment companies, We have the right to modify how We or Our Separate Account operate. We intend to comply with applicable law in making any changes and, if necessary, We will seek approval of Contract Owners. We have the right to:

add Investment Divisions to, or remove Investment Divisions from Our Separate Account, combine two or more divisions within Our Separate Account, or withdraw assets relating to Our Variable Annuities from one Investment Division and put them into another;

eliminate the shares of the portfolio and substitute shares of another portfolio of the Funds or another open-end, registered investment company, if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio should become inappropriate in view of the purposes of Separate Account C;

register or end the registration of Our Separate Account under the Investment Company Act of 1940;

operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of Midland under the Investment Company Act of 1940);

disregard instructions from Owners that would otherwise require that a Fund's shares be voted so as to cause a change in the investment objectives of the portfolio of a Fund or approval or disapproval of an investment advisory policy for the portfolio of a Fund. We would do so only if required by state insurance regulatory authorities pursuant to insurance law or regulation; or

operate Our Separate Account or one or more of the Investment Divisions in any other form the law allows, including a form that allows Us to make direct investments. We may make any legal investments We wish. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of any Investment Division, You will be notified. We may, for example, cause the Investment Division to invest in a mutual fund other than or in addition to the current Funds.

If You then wish to transfer the amount You have in that Investment Division to another division of Our Separate Account, or to Our General Account, You may do so, without charge, by writing to Our Home Office. At the same time, You may also change how Your premiums are allocated.

DETAILED INFORMATION ABOUT
THE CONTRACT

Requirements for Issuance of a Contract

 To buy a Contract, You must complete an application form and send it, together with Your initial premium payment of at least $2,000 (except for Qualified Contracts enrolled in a bank draft investment program or payroll deduction plan if the monthly premium is at least $100) to Midland through a representative who is fully licensed and registered to sell the Contract. You will then be issued a Contract that sets forth precisely Your rights and Our obligations. Once Your Contract is issued, additional premium payments may be made by check or money order payable to the order of Midland and mailed to the Home Office. Any additional premium payment must be at least $50.

If We receive and accept Your completed application for a Contract with or before Your initial premium payment, We will, as of the day We receive Your premium, invest the entire amount in the Money Market
Investment Division .    If the application is complete, We will accept or
reject it within two business days of receipt.     If the application is
incomplete, We will attempt to complete it within five business days. If it is not complete at the end of this period, We will inform You of the reason for the delay and the premium payment will be returned immediately, unless You specifically consent to Us keeping the premium payment until the application is complete. Each premium received after the Free Look period will be allocated to Our Separate Account or General Account on the day We receive Your premium.

Free Look
You have a 10-day "free look" period after You receive Your Contract to review it and decide whether You wish to retain it. If You wish to cancel the Contract, You may return it to the agent who sold it to You or to Our office. If You return Your Contract, We will return the greater of: (1) the premium paid; or (2) the Contract Value plus the sum of all charges deducted from the Contract Value.

During the Free Look Period, Your premium will be allocated to the VIP Money Market Investment Division. At the end of the Free Look Period (which is administratively assumed to be 15 days after the Contract Date for reallocation purposes), Your Contract Value will then be allocated according to the instructions in Your application. (See Allocation of Premiums below.)

In order to comply with regulations and legal requirements, in certain states the length of the Free Look Period may vary.

Allocation of Premiums

The Owner determines how the premiums will be allocated among the
Investment Divisions, and between the Separate Account and the General Account, by specifying the desired allocation on the application form of
the Contract. After the    Feee Look Period,     You may change subsequent
premium allocations by providing Us with written instructions. If You send Us an additional premium payment without instructions about how the premium should be allocated, We will allocate the premium using the premium allocations specified in the application form or subsequently
changed by You. You may not have Your Contract    ValueFund     allocated to
more than ten investment divisions of Our Separate Account at any point in time.

Transfers of Contract Value

Currently, on or before the Maturity Date, You may make    an unlimited
number ofup to fifteen transfers of Contract Value in each Contract Year without charge. We charge $25 for each additional transfer in a single Contract Year. We reserve the right to assess a $25this charge after the fifteenthfourth transfer in a Contract Year. During the first two Contract Years, if a transfer is all of Your Contract Value in Our Separate Account
to the General Account, We will not make a charge for that transfer.     To
make a transfer, write to Our Home Office.

You may ask Us to transfer amounts between the General Account and any Investment Divisions of Our Separate Account and among Investment Divisions of Our Separate Account by writing to Us at Our Home Office.
The transfer will take effect as of the date We receive Your request. The
minimum amount We will transfer on any date is $200.    A smaller transfer
may be made under special circumstances mentioned in Our Right To
Change How We Operate Our Separate Account on page 12.     This
minimum need not come from any one Investment Division or be transferred to any one Investment Division as long as the total net amount transferred that day equals the minimum.

For limitations on transfers to and from the General Account, see The General Account on page 16.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly
transfers of a predetermined dollar amount from the    DCA Source Account
(any one Investment Division or the General Account)VIP Money Market Investment Division into one or more of the other Investment Divisions
(not the General Account).     By allocating monthly, as opposed to
allocating the total amount at one time, You may reduce the impact of market fluctuations. This plan of investing, however, does not assure a profit or protect against a loss in declining markets.

DCA can be elected at any time by completion of    the Proper Request
Forms (obtained by contacting Us at the Home Office)the DCA Request Form (form number 5653) and by insuring that a sufficient amount is in DCA Source Accountthe VIP Money Market Investment Division, either through payment of a premium with the DCA request form, allocation of premiums, or transfer of amounts to the DCA Source AccountVIP Money Market Investment Division. Copies of the DCA Request Formform 5653 can be obtained by contacting Us at Our Home Office. The election will specify:

   that any money received with the form is to be placed into the The DCA Source Account. The DCA Source Account is the account from which
DCA transfers will be made.VIP Money Market Investment Division



That any money received with the form is to be placed into the DCA
Source Account.

The monthly amount to be transferred to the other Investment Divisions, and
How that monthly amount is to be allocated among the Investment
Divisions



   Since the DCA program is only suitable for substantial, infrequent premium payments, DCA is only available when the premium payment mode is annual or if the amount in the DCA Source AccountVIP Money
Market Investment Division is at least $2,400 at the time DCA is to begin. The DCA Request Form must be received with any premium payment
You intend to apply to DCA.

The minimum monthly amount to be transferred using DCA is $200.    In
order to begin the DCA program, the value in the VIP Money Market Investment Division must be equal to at least 12 monthly transfers. When DCA is elected, all amounts in the DCA Source AccountVIP Money
Market Investment Division will be available for transfer under the DCA program. Once DCA is elected, additional premiums can be deposited into the DCA Source Accountthe VIP Money Market Investment Division for
DCA     by sending them in with a DCA request form.

You may change the DCA allocation percentages or DCA transfer amounts twice each Contract Year. Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise.

If requested at issue, DCA will start at the beginning of the second Contract Month. If requested after issue, DCA will start at the beginning of the first Contract Month which occurs at least 30 days from the day the request is received.

   Transfers under the DCA program will count toward the number of free transfers allowed each Contract Year.

DCA will last until the value in the    DCA Source AccountVIP Money
Market Investment Division     is exhausted or until a request for termination
is received in writing from You. DCA will automatically be terminated on the Maturity Date.

We reserve the right to end the DCA program at any time by sending You a notice one month in advance.

Withdrawals

Unless restricted by a retirement arrangement under which You are covered, You may at any time withdraw all or part of Your Cash Surrender Value by sending Us Your request in writing. Partial withdrawals from an Investment Division or the General Account, however, must be made in amounts of $500 or more and cannot reduce Your Contract Value to less than $1,000. If a withdrawal results in less than $1,000 remaining, the entire Contract Value must be withdrawn.

We will generally pay the amount of any withdrawal from the Separate Account, less any applicable sales charge and any required tax
withholding, and upon full withdrawal,    less     the Contract Maintenance
Charge, within seven days after We receive a properly completed withdrawal request. We may defer payment for a longer period only when trading on the New York Stock Exchange is restricted as defined by the Securities and Exchange Commission; when the New York Stock
Exchange is closed (other than customary weekend and holiday closing);
when an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of the Separate Account's securities or determination of the net asset value of each Investment Division is not reasonably practicable; or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Owners. We expect to pay the amount of any withdrawal from the General Account promptly, but have the right to delay payment up to six months.

   Unless You specify otherwise, Your withdrawal will, subject to minimum amount requirements, be allocated among all Investment Divisions and the General Account in the same proportion as the value of Your interest in each Investment Division and in the General Account bears to Your total Contract Value. The Contingent Deferred Sales Charge will be determined without reference to the source of the withdrawal. The charge will be determined by reference to the Contract Year at the time of the withdrawal.

A withdrawal will generally have federal income tax consequences, which can include tax penalties and tax withholding. You should consult with tax advisers before making a withdrawal. (See FEDERAL TAX STATUS on page 17.)

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 provides that, in the case of a married Participant, a withdrawal request must include the consent of the Participant's spouse. This consent must contain the Participant's signature and the notarized or properly
witnessed signature of the Participant's spouse. These    new spousal consent
requirements generally were effective beginning January 1, 1985 and apply to married Participants in most qualified pension plans, including plans for self-employed individuals, and those Section 403(b) annuities which are considered employee pension benefit plans under the Employee Retirement Income Security Act of 1974 (ERISA). You should check the terms of Your retirement plan and consult a tax advisor before making a withdrawal.

Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from a Contract or apply them to start an annuity prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death, or total disability. Such proceeds may, however, be used to fund another eligible vehicle.

Withdrawals from Section 403(b) plans are also severely restricted. (See FEDERAL TAX STATUS on page 17.)

Loans

Prior to the Maturity Date, owners of contracts issued in connection with
Section 403(b) or Section 401(k) qualified plans may request a loan using the Contract as security for the loan. Loans are subject to provisions of the Code and the terms of the retirement program. A tax advisor should be consulted prior to requesting a loan.

The amount of the loan must be at least $2,000 and must not exceed the Contract Value less any applicable Contingent Deferred Sales Charge, less any outstanding prior loans, less loan interest to the end of the next Contract Year. Only one loan can be made within a 12 month period.

When a loan is requested, You may tell Us how much of the loan is to be allocated to Your unloaned value in the General Account and to Your value in each Investment Division of the Separate Account. If You fail to specify, the loan will be allocated among all Investment Divisions and the General Account in the same proportion as the value of Your interest in each Investment Division and the General Account bears to Your total
Contract Value. We will redeem units from an Investment Division sufficient to cover that part of the loan. That portion of the Contract Value which is equal to the loan will be held in the General Account and will earn interest at a rate of 3% per year.

We will charge interest on loans at the rate of 5% per year. Loan interest is due and payable on each Contract Anniversary. Interest not paid will be added to the loan and also bear interest. If the total loan plus loan interest equals or exceeds the Contract Value, less any applicable Contingent
Deferred Sales Charge, less any applicable withholding taxes, the Contract will terminate with no further value. In such case, We will give You at least 31 days written notice.

The total loan plus loan interest will be deducted from any amount applied under a payment option or otherwise payable under the Contract.

The loan agreement will describe the amount, duration, and restrictions on the loan. In general, loans must be repaid in monthly or quarterly installments within 5 years. You are allowed a 30-day grace from the installment due date. If a quarterly installment is not received within the grace period, a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any withdrawal charge, will be made. This deemed distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Internal Revenue
Code section 403(b).

You may be subject to income tax or penalty if the amount or duration of the loan violates Internal Revenue Code requirements. In addition, IRS authorities and the Department of Labor suggest that a loan may, at least in certain circumstances, result in adverse tax and ERISA consequences for Section 403(b) or Section 401(k) programs.

Requesting a loan will have a permanent affect on the contract value because the investment results of the Investment Divisions will apply only to the unborrowed portion of the Contract Value. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the net investment results are greater than 3% while the loan is outstanding, the Contract Value will not increase as rapidly as it would have if no debt were outstanding. If net investment results are below 3% the Contract Value will be higher than it would have been had no loan been outstanding.

Death Benefit

If the Annuitant is an Owner and dies before the Maturity Date, then the Death Benefit, other than amounts payable to or for the benefits of the surviving spouse of the Annuitant as the Contingent Owner, must be paid out within 5 years of the death of the Annuitant. The value of the Death Benefit will be determined as of the date We receive due proof of death and the election of how the Death Benefit is to be paid. The Death Benefit will be the greater of i) the Contract Value and ii) the sum of all premiums paid less any prior withdrawals. Unless a Payment Option is selected within 90 days after We receive due proof of death, the Death Benefit will be paid as a lump sum.

If the Annuitant is not an Owner and any Owner dies before the Maturity
Date, the Contract Value will be paid as of the date We receive due proof of death and an election of how it is to be paid. If the surviving spouse has not been named as the Contingent Owner, the Contract ends and the Contract Value (not the Death Benefit) must be paid out within 5 years of the death of the Owner. Unless another choice is made within 90 days, the Contract Value will be paid in a lump sum. If the spouse is named as the Contingent Owner, the Contract will continue with the spouse now being the Owner.

If any Owner dies on or after the Maturity Date, then any amounts remaining to be paid, other than amounts payable to or for the benefit of the surviving spouse of the Owner, must be paid out at least as rapidly as benefits were being paid at the time of the Owner's death.

Other rules relating to distributions at death apply to Qualified Contracts.

Your Contract Value

Your Contract Value is the sum of the amounts You have in the General
Account and in the various Investment Divisions of Our Separate Account.
Your Contract Value also reflects the various charges described below. Transaction charges or sales charges are made as of the effective date of the transaction. Charges against Our Separate Account are reflected daily.
The value of any amount allocated to an Investment Division of Our
Separate Account will go up or down depending on the investment experience of that division. You bear this investment risk. For amounts allocated to the Investment Divisions of Our Separate Account, there is no guaranteed minimum value. However, We guarantee a minimum interest rate of 3.0% a year on that portion of the Contract Value held under the General Account. Excess interest on payments held under the General
Account may be credited in addition to the 3.0% guaranteed interest rate
(but there is no guarantee that any additional interest will ever be credited) (see The General Account on page 16).

Amounts In Our Separate Account

Amounts allocated, transferred or added to the Investment Divisions of Our Separate Account are used to purchase Accumulation Units. The amount You have in each division is represented by the value of the Accumulation Units credited to Your Contract Value for that division. The number of Accumulation Units purchased or redeemed in an Investment
Division of Our Separate Account is calculated by dividing the dollar amount of the transaction by the division's Accumulation Unit Value calculated as of the close of business that day if that is a day on which the New York Stock Exchange is open. If the New York Stock Exchange is not open that day, the request will be processed on the next Business Day.

The number of Accumulation Units for an Investment Division at any time is the number of Accumulation Units purchased less the number of Accumulation Units redeemed. The value of Accumulation Units fluctuates with the investment performance of the corresponding portfolios of the Funds, which reflects the investment income and realized and unrealized capital gains and losses of the portfolio and the expenses of the Funds. The Accumulation Unit Values also reflect the daily asset charge
We make to Our Separate Account at an effective annual rate of 1.40%.
The number of Accumulation Units credited to You, however, will not vary because of changes in Accumulation Unit Values. On any given day, the value You have in an Investment Division of Our Separate Account is the Accumulation Unit Value times the number of Accumulation Units credited to You in that division. The Accumulation Units of each Investment Division of Our Separate Account have different
Accumulation Unit Values.

Accumulation Units of an Investment Division are purchased when You allocate premiums or transfer amounts to that division. Accumulation Units are redeemed or sold when You make withdrawals or transfer amounts from an Investment Division of the Separate Account and to pay the Death Benefit when the Annuitant dies. We also redeem Accumulation Units for other charges.

How We Determine The Accumulation Unit Value

We determine Accumulation Unit Values for the Investment Divisions of
Our Separate Account at the end of each Business Day. The Accumulation Unit Value for each Investment Division was set at $10.00 on the first day there were contract transactions in Our Separate Account.

Additional information on the Accumulation Unit Values is contained in the Statement of Additional Information which can be obtained by writing Our Home Office.

CHARGES, FEES AND DEDUCTIONS

Sales Charges on Withdrawals

A Contingent Deferred Sales Charge may be imposed on the withdrawal of the premiums (including a withdrawal to effect an annuity). The charge compensates Us for paying the expenses of selling and distributing the Contacts, including commissions, preparation of sales literature, and other promotional activities. To the extent that the deferred sales charge is insufficient to recover all distribution expenses, the deficiency will be met from Our surplus which may be, in part, derived from the charges for the assumption of mortality and expense risks (described below). For the purpose of determining the deferred sales charge, any amount that You withdraw will be treated as being from premiums first, and then from investment income. There is no sales charge on the investment income withdrawn. The amount of any sales charge depends on the Contract Year of the withdrawal. Your first Contract Year begins on the Contract Date. A subsequent Contract Year begins on each anniversary of that date.

After the first Contract Year, You may make a withdrawal from Your
Contract Value of up to 10% of the sum of the premiums paid without incurring a sales charge if the withdrawal is the first in the Contract Year. This is only available on the first withdrawal in a Contract Year and amounts not taken in a Contract Year are not carried over to the following Contract Year. For the purpose of applying the sales charge, any premium not subject to the sales charge will be withdrawn first.

The Table below shows the Contingent Deferred Sales Charge for each Contract Year that will be applied to the premium withdrawn.

                              		The Sales Charge
                              		As A Percentage Of
	Contract Year	                 The Premium Withdrawn (a)
   	1	                              7%
   	2                               6%
	   3                              	5%
   	4	                              4%
	   5	                              3%
	   6	                              2%
	   7 and Beyond	                   No Charge

(a) Subject to 10% free withdrawal described above.

   After the Contract has been in force for three years, Midland will not assess a Contingent Deferred Sales Charge if You make a full surrender and use the proceeds to purchase a life income annuity option.

Your withdrawal request may specify the source from which the withdrawal is to be made. If You fail to specify, Your withdrawal will, subject to minimum amount requirements, be allocated among all Investment Divisions and the General Account in the same proportion as the value of Your interest in each Investment Division and in the General Account bears to Your total Contract Value. The Contingent Deferred
Sales Charge will be determined without reference to the source of the withdrawal. The charge will be determined by reference to the Contract Year at the time of the withdrawal.

Charges Against The Separate Account

The amount in Your Contract Value which is allocated to the Investment Divisions of Our Separate Account will be reduced by any fees and charges allocated to the Investment Divisions of Our Separate Account.

Administrative Charge

We make a daily charge to cover Our administrative expenses incurred to operate the Separate Account. The effective annual rate of this charge is
 .15% of the value of the assets in the Separate Account. This charge is reflected in the unit values for the Investment Divisions of the Separate Account and cannot be increased.

Charge for Assuming Mortality and Expense Risks.

 A deduction is made daily from each Investment Division at an annual rate of 1.25% of the assets held in the Investment Division. This charge may not be increased by Midland. This charge is not assessed against amounts invested under the General Account or amounts effected as a fixed dollar annuity. We expect a profit from this charge.

Contract Maintenance Charge

 We will deduct a Contract Maintenance Charge of $33.00 on each Contract Anniversary on or before the Maturity Date. This charge is intended to cover Our recordkeeping and other expenses incurred to maintain the Contracts. The charge is deducted from each Investment Division and the General Account in the same proportion as the value of Your interest in each Investment Division and in the General Account bears to the total Contract Value. If the Contract is surrendered during a Contract Year, We will deduct the full Contract Maintenance Charge for the current Contract Year at that time.

We may reduce the Contract Maintenance Charge for contracts issued in a manner that results in savings of administrative expenses. The amounts of reductions will be considered on a case-by-case basis and will reflect the reduced administrative expenses we expect.

Transfer Charge

Currently, before the Maturity Date,    You may make an unlimited number
of transfers of Contract Fund in each Contract Yeaer without charge. if You make more than fifteen transfers in any Contract Year We will charge
You a transfer fee of $25 for each additional transfer. There will be no charge for the first fifteen transfers in any Contract Year. However, We reserve the right to assess a charge of $25 after the fifteenth transfer in a Contract Year. To make a transfer, contact Us at Our Home Office.this charge after the fourth transfer in a Contract Year.

If We charge You for making a transfer, We will allocate the charge to the Investment Divisions from which the transfer is being made in equal proportion to such Investment Divisions. For example, if the transfer is made from two Investment Divisions, the transfer charge allocated to each of the Investment Divisions will be $12.50. All transfers included in one transfer request count as one transfer for purposes of any fee.

Charges In The Funds

The Funds make a charge for managing investments and providing services. These charges vary by portfolio.

The VIP, the VIP II, and the VIP III Portfolios have an annual management fee that is the sum of an individual fund fee rate, and a group fee rate which is based on the monthly average net assets of the mutual funds advised by Fidelity Management & Research Company. In addition, each of these portfolios' total operating expenses will include fees for management, shareholder services and other expenses, such as custodial, legal, accounting and other miscellaneous fees. See the VIP, VIP II and VIP III prospectus for additional information on how these charges are determined and on the minimum and maximum charges allowed. All expenses for the year ending December 31, 19971996 are shown on page 4 under the table titled Portfolio Annual Expenses.

The American Century Variable Portfolios have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the American Century VP prospectus for details. The expenses for the year ending December 31, 19971996 are shown on page 4 under the table titled Portfolio Annual Expenses.

Changing Your Premium Allocation Percentages

You may change the allocation percentages of Your premiums by writing to Our Home Office and telling Us what changes You wish to make. These changes will go into effect as of the date We receive Your request at Our Home Office and will affect transactions on and after that date. While the Dollar Cost Averaging program is in effect, the allocation percentages that apply to any premiums received will be the Dollar Cost Averaging allocation percentages unless you specify otherwise. (See Dollar Cost Averaging, page 13).

The General Account

Subject to certain limitations described below, You may allocate some or all of Your Contract Value to the General Account, which pays interest at a declared rate. The principal is guaranteed by Us. The General Account supports Our insurance and annuity obligations including Our obligations under the General Account. In certain states, allocations to and transfers to and from the General Account are not permitted. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General
Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information which relate to the General Account.

Amounts In The General Account

You may accumulate amounts in the General Account by:

allocating premium,

transferring amounts from the Investment Divisions of Our Separate
Account, or

earning interest on amounts You already have in the General Account.
The maximum amount that can be allocated to the General Account through allocation of premiums and net transfers (amounts transferred in less amounts transferred out) over the life of the Contract is $250,000. The amount You have in the General Account at any time is the sum of all premiums allocated to that account, all transfers and all earned interest. This amount is reduced by amounts transferred out or withdrawn and deductions allocated to the General Account.

Adding Interest To Your Amounts In The General Account

We pay interest on all amounts that You have in the General Account. The annual interest rates will never be less than the minimum guaranteed interest rate of 3.0%. We may, at the sole discretion of Our Board of Directors, credit interest in excess of 3.0%. You assume the risk that interest credited may not exceed 3.0%. We currently intend to guarantee the interest rate for one year periods starting at the beginning of each calendar year. Interest is compounded daily at an effective annual rate that equals the annual rate declared by Our Board of Directors.

Transfers

You may request a transfer between the General Account and one or more of the Investment Divisions of Our Separate Account. However, only two transfers are allowed from the General Account per Contract Year and the total amount transferred from the General Account in any Contract Year is limited to the larger of:

25% of the amount in the General Account at the beginning of the Contract year, or
$1,000.

Additional Information About Variable Annuities

Contract Periods, Anniversaries

We measure Contract Years, Contract Months and Contract Anniversaries (annual and monthly) from the Contract Date shown on the Contract Information page of Your Contract. Each Contract Month begins on the same day in each calendar month as the day of the month in the Contract Date. The calendar days of 29, 30, and 31 are not used.
Generally, when We refer to the age of the Annuitant, We mean his or her age on the birthday nearest to that particular date.

Inquiries

You can make any inquiries about Your Contract by writing or calling Us at Our Home Office.

FEDERAL TAX STATUS

Introduction

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT
INTENDED AS TAX ADVICE.

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Contract. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon Midland's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Qualified Contracts are designed for use by individuals in connection with retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 401, 403(a), 403(b) or 408 of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the contributions, Contract Value, on annuity payments and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on Our tax status. In addition, certain requirements must be satisfied in purchasing a qualified contract in connection with a tax qualified plan in order to receive favorable tax treatment. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. With respect to qualified Contracts an endorsement of the Contract and/or limitations or penalties imposed by the Internal Revenue Code may impose limits on premiums, withdrawals, distributions or benefits, or on other provisions of the Contracts. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements and the tax treatment of the rights and benefits of a Contract. The following discussion assumes the Qualified Contracts are purchased in connection with retirement plans that qualify for special federal income tax treatment described above.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (Treasury Department), adequately diversified.

Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract.

We intend that all Funds underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

In certain circumstances, owners of variable contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversifications, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Contract Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Contract Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

Taxation of Annuities in General

Nonqualified Policies. The following discussion assumes that the Contract will qualify as an annuity contract for federal income tax purposes. "Investment in the Contract" refers to premiums paid less any prior withdrawals of premiums where prior withdrawals are treated as being earnings first.

Section 72 of the Code governs taxation of annuities in general. We believe that the owner generally is not taxed on increases in the value of a Contract until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Contract Value (i.e., "withdrawals") or as annuity payments under the annuity income option elected. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner of a contract who is not a natural person must include in income any increase in the excess of the owner's contract value over the owner's Investment in the Contract during the taxable year, even if no distribution occurs. There are, however, exceptions to this rule which You may wish to discuss with Your tax counsel. The following discussion applies to Contracts owned by natural persons.

The taxable portion of a distribution (in the form of an annuity or lump sum payment) is taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value generally will be treated as a distribution.

Generally, in the case of a withdrawal under a nonqualified contract, amounts received are first treated as taxable income to the extent that the Contract Value immediately before the withdrawal exceeds the Investment in the Contract at that time. Any additional amount is not taxable.

Although the tax consequences may vary depending on the annuity income option elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Contract Value exceeds the Investment in the Contract will be taxed. For fixed annuity payments, in general, there is no tax on the amount of each payment which represents the same ratio that the Investment in the Contract bears to the total expected value of the annuity payment for the term of the payment; however, the remainder of each annuity payment is taxable. For variable annuity payments, in general, a specific dollar amount of each payment is not taxed. The dollar amount is determined by dividing the Investment in the Contract by the total number of expected periodic payments. The remainder of each annuity payment is taxable.
Any distribution received subsequent to the investment in the Contract being recovered will be fully taxable.

Amounts may be distributed from a Contract because of the death of an Owner or an Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a withdrawal from the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments. For these purposes, the Investment in the Contract is not affected by the Owner's or Annuitant's death. That is, the Investment in the Contract remains the amount of any premiums paid which were not excluded from gross income.

In the case of a distribution pursuant to a nonqualified contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the owner is actual age 59-1/2, (2) made as a result of death or disability of the owner, or (3) received in substantially equal payments as a life annuity (subject to special "recapture" rules if the series of payments is subsequently modified). Other tax penalties may apply to certain distributions under a Qualified Contract.

Possible Changes in Taxation. In past years, legislation has been proposed in the U.S. Congress that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed that tax treatment of nonqualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this Prospectus Congress was not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change.)

Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, payee or other beneficiary who is not also the Owner, the selection of certain Maturity Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange of a Contract should contact a competent tax advisor with respect to the potential tax effects of such transaction.

Multiple Contracts. All nonqualified deferred annuity contracts entered into after October 12, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Code Section 72(e). The effects of this rule are not yet clear; however, it could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same Owner. Accordingly, a Contract Owner should consult a competent tax advisor before purchasing more than one annuity contract.

Qualified Policies. The rules governing the tax treatment of distributions under qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Generally, in the case of a distribution to a participant or beneficiary under a Contract purchased in connection with these plans, only the portion of the payment in excess of the Investment in the Contract allocated to that payment is subject to tax. The Investment in the Contract equals the portion of premiums invested in the Contract that were not excluded from Your gross income, and may be zero. In general, for allowed withdrawals, a ratable portion of the amount received is taxable, based on the ratio of the Investment in the Contract to the total Contract Value. The amount excluded from a taxpayer's income will be limited to an aggregate cap equal to the Investment in the Contract. The taxable portion of annuity payments is generally determined under the same rules applicable to nonqualified contracts. However, special favorable tax treatment may be available for certain distributions (including lump sum distributions). Adverse tax consequences may result from distributions prior to age 59-1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and
minimum distribution rules,    aggregate distributions in excess of a
specified annual amount, and in certain other circumstances. For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which You (or the plan participant) (I) reach age 70 1/2 or (ii) retire, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which You (or the plan participant) reach age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which You (or the plan participant) reach age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to Your death.

   Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to ceretain limitations. However, these payments may be subject to FICA (Social Security) taxes. A Qualified Contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to
the requirements of the Code.     Code section 403(b)(11) restricts the
distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59-1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

   Distributions from Qualified Contracts are generally subject to the same withholding rules as distributions from nonqualified Contracts, except that certain distributions are subject to mandatory federal income tax withholding.

Code sections 219 and 408 permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." Individual Retirement Annuities are subject to limitations on the amount that may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of retirement plans may be placed into an Individual Retirement Annuity on a tax deferred basis. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees.

Code section 401(a) permits employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

Our Income Taxes

The operations of Our Separate Account are included in Our federal income tax return and We pay no tax on investment income and capital gains reflected in Variable Annuity Contract reserves. However, the 1990 Tax Act requires a negative reserve, based on premiums, to be established. This reserve will cause Our taxable income to increase. We reserve the right to charge the Separate Account for this and any other such taxes in the future if the tax law changes and We incur additional federal income taxes which are attributable to Our Separate Account. This charge will be set aside as a provision for taxes which We will keep in the Investment Divisions rather than in Our General Account. We anticipate that Our Owners would benefit from any investment earnings that are not needed to maintain this provision.

We may have to pay state and local taxes (in addition to applicable taxes based on premiums) in several states. At present, these taxes are not substantial. If they increase, however, charges may be made for such taxes when they are attributable to Our Separate Account.

Withholding

   Unless You elect to the contrary, any amounts that are received under Your Contract that We reasonably believe are includible in gross income for tax purposes will be subject to withholding to meet federal income tax obligations. The rate of withholding on payments under Your Contract, such as withdrawals, will be 10%. Withholding is mandatory for certain Qualified Contracts. Thus, in the absence of an election by You that We should not do so, We will withhold from every withdrawal the appropriate percentage of the amount of the payment that We reasonably believe is includible in gross income. Midland will provide forms and instructions concerning the right to elect that no amount be withheld from payments. Generally there will be no withholding for taxes until payments are actually received under Your Contract.

Distributions from Contracts generally are subject to withholding for Your federal income tax liability. The withholding rate varies according to the type of distribution and Your tax status. You will be provided the opportunity to elect not to have tax withheld from distributions. "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if You choose a "direct rollover" from the plan to another tax-qualified plan or IRA.

The Interest and Dividend Tax Compliance Act of 1983 requires recipients, including those who have elected out of withholding, to supply their Taxpayer Identification Number (Social Security Number) to payers of distributions for tax reporting purposes. Failure to furnish this number when required may result in the imposition of a tax penalty and will subject the distribution to the withholding requirements of the law described above.

   MATURITY DATE

Unless restricted by the laws of the state in which this Contract is delivered, the Maturity Date of the Contract is the Contract Anniversary nearest Attained Age 90 of the Annuitant for nonqualified Contracts and is the Contract Anniversary nearest the Annuitant's 70th birthday for Qualified Contracts. You may elect a different Maturity Date by filing a written request to Us at least 31 days before the requested Maturity Date. The requested Maturity Date must be a Contract Anniversary. For nonqualified Contracts the requested Maturity Date cannot be later than the Annuitant's Attained Age 90 and cannot be earlier than the tenth Contract Anniversary. For qualified Contracts the requested Maturity Date cannot be earlier than the date the Annuitant attains age 59-1/2 or five years from the Contract Date, whichever is later; and in no event can the Maturity Date be later than April 1 of the calendar year immediately following the calendar year in which the Annuitant attains age 70-1/2.
If You have not previously specified otherwise, on the Maturity Date You may take the Cash Surrender Value (in some states, the Contract Value) in one sum or convert the Contract Value into an annuity payable to the Annuitant under one or more of the payment options described below.
Unless You choose otherwise, the amount in the General Account will be applied to a 10 Year Certain and Life fixed payout and the amount in the Separate Account will be applied to a 10 Year Certain and Life variable payout. The first monthly annuity payment will be made within one month after the Maturity Date. Variable payment options are not available in certain states.

EFFECTING AN ANNUITY

You may apply the proceeds of a withdrawal to effect an annuity. Unless you choose otherwise, the amount of the proceeds from the General
Acount will be applied to a 10 Year Certain and Life fixed payout and the amount of the proceeds from the Separate Account will be applied to a 10 Year Certain and Life variable payout.

Payment options will be subject to Our rules at the time of selection. Our consent is required when an optional payment is selected, and when the Payee either is an assignee or is not a natural person. Currently, the payment options are only available if the proceeds applied are $1,000 or more and the first periodic payment will be at least $20.

For annuity income options involving life income, the actual age of the Payee will affect the amount of each payment. Since payments to older Payees are expected to be fewer in number, the amounts of each annuity payment shall be greater than for younger Payees. For annuity income options that do not involve life income, the length of the payment period will affect the amount of each payment. With a shorter period, the amount of each annuity payment will be greater. Also, payments which occur more frequently will be smaller than those occurring less frequently.

The Payee or any other person who is entitled to receive payment may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a Payee who is not a natural person (for example, a corporation), or a Payee who is a fiduciary. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. This includes rules on the minimum amount We will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

You will make Your choice of a payment option when You apply for a Contract and may make any changes by writing to Our Home Office.

Fixed Options

Payments under the fixed options are not affected by the investment experience of any Investment Division of Our Separate Account. The value as of the Maturity Date will be applied to the fixed option selected. Thereafter, interest or payments are fixed according to the options chosen. The following fixed options are available:

Deposit Option: The money will stay on deposit with Us for a period that You and We agree upon. You will receive interest on the money at a declared interest rate.

Installment Options: There are two ways that We pay installments:

Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specific number of years, for up to 30 years.

Fixed Amount: We will pay the sum in installments in an amount that You and We agree upon. We will pay the installments until We pay the original amount, together with any interest You have earned.

Monthly Life Income Option: We will pay the money as monthly income for life. You may choose any one of threefour ways to receive the income:
We will guarantee payments for at least 20 years (called "20 Years Certain and Life"); at least 10 years (called "10 Years Certain and Life); at least 5 years (called "5 Years Certain and Life"); or payment only for life. With a life only payment option, payments will only be made as long as the Payee is alive. Therefore, if a life only payment option is chosen and the Payee dies after the first payment, only one payment will be made.

Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the Deposit Option at the rate of 2.75% a year, and under either Installment Option at 2.75% a year. We may also allow interest under the Deposit Option and under either Installment Option at a rate that is above the guaranteed rate.

Variable Options

Payments under the variable options are affected by the investment experience of the Investment Divisions of Our Separate Account. Variable payment options are not available in certain states.

The annuity tables contained in the Contract are based on a five percent (5%) assumed investment rate. This is a fulcrum rate around which variable annuity payments will fluctuate to reflect whether the investment experience of the Investment Divisions is better or worse than the assumed investment rate. If the actual investment experience exceeds the assumed investment rate, the payment will increase. Conversely, if the actual investment experience is less than the assumed investment rate, payments will decrease.

To determine the dollar amount of the first monthly variable payment, the value in each Investment Division (as of a date not more than 10 business days prior to the Maturity Date) will be applied to the appropriate rate for the payout options selected using the age and sex (where permissible) of the Payee. The amount of the first payment will then be used to determine the number of Annuity Units for each Investment Division. The number of Annuity Units is used to determine the amount of subsequent variable payments.

The Annuity Unit Value for each Investment Division will be set at $10 on the first day there are contract transactions in Our Separate Account. Thereafter the Annuity Unit Value will vary with the investment experience of the Investment Division and will reflect the daily asset charge We make at an effective annual rate of 1.40%. The Annuity Unit Value will increase if the net investment experience (investment experience less the asset charge) is greater than the 5% assumed investment rate. The Annuity Unit Value will decrease if the net investment experience is less than the 5% assumed investment rate.

The amount of each subsequent variable payment will be determined for each Investment Division by multiplying the number of Annuity Units by the Annuity Unit Value.

Additional information on the variable annuity payments is contained in the Statement of Additional Information which can be obtained by writing to Our Home Office.

The following variable options are available:

Monthly Life Income Option: We will pay the money as monthly income for life. You may choose any one of three ways to receive the income:
We will guarantee payments for at least 10 years (called "10 Years Certain
and Life"); at least 20 years (called "20 Years Certain and Life");    least 5
years (called "5 Years Certain and Life"    ); or payment only for life. With a
life only payment option, payments will only be made as long as the Annuitant is alive. Therefore, if a life only payment option is chosen and the Payee dies after the first payment, only one payment will be made.
Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

Transfers after the Maturity Date

After the Maturity Date, one transfer per Contract Year may be made among the Investment Divisions of Our Separate Account. The transfer request must be received at least 10 business days before the due date of the first annuity payment to which the change will apply. The transfer will take effect as of the date We receive Your request. Transfers after the annuity payments have started will be based on the Annuity Unit Values. There will be no transfer charge for this transfer. No transfers are allowed from a fixed annuity option to a variable annuity option or from a variable annuity option to a fixed annuity option.

ADDITIONAL INFORMATION

Your Voting Rights As an Owner
Fund Voting Rights

We invest the assets in the divisions of Our Separate Account in shares of the corresponding portfolios of the Funds. Midland is the legal owner of the shares and, as such, has the right to vote on certain matters. Among other things, We may vote to:

elect the Funds' Board of Directors,

ratify the selection of independent auditors for the Funds, vote on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940, and change the investment objectives and policies.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your Contract. We will vote those shares at meetings of Fund shareholders according to Your instructions.

The Funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will solicit Your voting instructions. Although the Funds have held shareholder meetings approximately once a year, the Funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all Owners, We will vote shares for which no instructions have been received in a portfolio in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any Fund shares that We are entitled to vote directly due to amounts We have accumulated in Our Separate Account in the same proportions that Owners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the Fund in Our own right or to restrict Owner voting, We may do so.

How We Determine Your Voting Shares

You may participate in voting only on matters concerning the Fund portfolios in which Your assets have been invested. We determine the number of Fund shares in each division that are attributable to Your Contract by dividing the amount in Your Contract Value allocated to that division by the net asset value of one share of the corresponding Fund portfolio as of the record date set by the Fund's Board for the Fund's shareholders meeting. The record date for this purpose must be at least 10 and no more than 90 days before the meeting of the Fund. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the Fund's adviser or the investment policies of its portfolios. We will advise You if We do and give Our reasons in the next semiannual report to Owners.

Voting Privileges Of Participants In Other Companies

Currently, shares in the Funds are owned by other insurance companies to support their variable life insurance and variable annuity products as well as Our Separate Account. Those shares generally will be voted according to the instructions of the owners of insurance and annuity contracts issued by those other insurance companies. In certain cases, an insurance company or some other owner of Fund shares may vote as they choose.
This will dilute the effect of the voting instructions of the Owners of Our Variable Annuities. We do not foresee any disadvantage to this. Nevertheless, the Funds' Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We think any Fund action is insufficient, We will see that appropriate action is taken to protect Our Owners.

Our Reports to Owners

Shortly after the end of each Contract Year, We will send You a report that shows Your Contract Value, information about Investment Divisions, and any transactions involving Your Contract Value that occurred during the year. Transactions include Your premium allocations and any transfers or withdrawals that You made in that year.

We will also send You semi-annual reports with financial information on the Funds, including a list of the investments held by each portfolio.

In addition, Our report will also contain any other information that is required by the insurance supervisory official in the jurisdiction in which this Contract is delivered.

Notices will be sent to You for transfers of amounts between Investment Divisions and certain other Contract transactions.

Performance

Performance information for the Investment Divisions may appear in reports and advertising to current and prospective Owners. The performance information is based on historical investment experience of the Investment Division and the Funds and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in Fund share price, the automatic reinvestment by the Separate Account of all distributions and the deduction of applicable charges (including any Contingent Deferred Sales Charges that would apply if You surrendered the Contract at the end of the period indicated). Quotations of total return may also be shown that do not take into account certain contractual charges such as the Contingent Deferred Sales Charge. The total return percentage will be higher under this method than under the standard method described above.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.
Because average annual total returns tend to smooth out variations in an Investment Division's returns, You should recognize that they are not the same as actual year-by-year results.

Some Investment Divisions may also advertise yield. These measures reflect the income generated by an investment in the Investment Divisions over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the Contingent Deferred Sales Charge. The standard quotations of yield reflect the Contract Maintenance Charge.

The VIP Money Market Investment Division may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Investment Division over a 7 day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The VIP II Investment Grade Bond and the VIP High
Income Investment Divisions may advertise a 30 day yield which reflects the income generated by an investment in the Investment Division over a 30 day period.

Midland may also advertise performance figures for the Investment
Divisions based on the performance of a Portfolio prior to the time the Separate Account commenced operations.

Your Beneficiary

You name Your Beneficiary when You apply for Your Contract. Unless
You have previously indicated otherwise, You may change the Beneficiary during the Annuitant's lifetime by writing to Our Home Office. If no Beneficiary is living when the Annuitant dies, We will pay the Death Benefit to the Annuitant's estate.

Assigning Your Contract

You may assign (transfer) Your rights in this Contract to someone else. If You do, You must send a copy of the assignment to Our Home Office. We are not responsible for any payment We make or any action We take before We receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership. An assignment may be a taxable event.

When We Pay Proceeds From This Contract

We will generally pay any Death Benefits, withdrawals, or loans within seven days after We receive the required form or request (and other documents that may be required for payment of Death Benefits) at Our Home Office. Death Benefits are determined as of the date We receive due proof of death and the election of how the Death Benefit is to be paid.

We may, however, delay payment for one or more of the following reasons:

We cannot determine the amount of the payment because the New York
Stock Exchange is closed, because trading in securities has been restricted by the Securities and Exchange Commission, or because the SEC has declared that an emergency exists; or

The SEC by order permits Us to delay payment to protect Our Owners. We may also delay any payment until Your premium checks have cleared Your bank.

We may defer payment of any withdrawal or surrender from the General Account for up to six months after We receive Your request.

Dividends

We do not pay any dividends on the Contract described in this prospectus. Midland's Sales And Other Agreements

Sales Agreements

The Contract will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are also registered representatives of Walnut Street Securities (WSS), the principal underwriter of the Contracts, or of broker-dealers which have entered into written sales agreements with WSS. WSS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The mailing address for WSS is 670 Mason Ridge Center, Suite 300, St. Louis, MO 63141-
8557.

During the first five Contract Years, We will pay agents a commission of up to 5% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 3% of premiums paid and .25% of the Contract Value.

We may also sell Our Contracts through broker-dealers registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 which enter into selling agreements with Us. The commission for broker-dealers will be no more than that described above, except in the first year we may pay 5.25% of premiums.

Regulation

We are regulated and supervised by the South Dakota Insurance
Department. In addition, We are subject to the insurance laws and regulations in every jurisdiction where We sell contracts. This Contract has been filed with and approved by insurance officials in such states. As a result, the provisions of this Contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell contracts. The officials are responsible for reviewing Our reports to be sure that We are financially sound and that We are complying with applicable laws and regulations.

We are also subject to various federal securities laws and regulations.

   Year 2000 Compliance Issues

Midland National Life is currently in the process of updating their administrative systems to accommodate all Year 2000 issues. Midland does not anticipate any material financial impact in processing and completing the changes required to comply with the Year 2000 issues.

Discount for Midland Employees

Midland employees may receive a contribution to the Contract of 65% of the first year commission which would normally have been paid on the employee's first year premiums. This contribution will be paid by Midland.

Legal Matters

The law firm of Sutherland, Asbill & Brennan L.L.P., Washington, D.C., has provided advice regarding certain matters relating to federal securities laws.

Legal Proceedings

We are not involved in any material legal proceedings.

Experts

The financial statements of Midland National Life Separate Account C and Midland National Life Insurance Company included in the Registration Statement have been audited by Coopers & Lybrand LLP, independent auditors, for the periods indicated in their report which appears in the Registration Statement. The financial statements audited by Coopers & Lybrand LLP have been included in reliance on their report given on their authority as experts in accounting and auditing.

Statement of Additional Information

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. This Statement of Additional Information can be acquired by checking the appropriate box on the application form, by writing Our Home Office, or by calling the Statement of Additional Information Toll Free number at 1-800-272-1642. The following is the Table of Contents for the Statement of Additional Information:


TABLE OF CONTENTS

	PAGE

THE CONTRACT

Non-Participation	3
Misstatement of Age or Sex	3
Proof of Existence and Age	3
Assignment	3
Annuity Data	3
Incontestability	3
Ownership	3
Entire Contract	3
Changes in the Contract	3
Protection of Benefits	3
Accumulation Unit Value	3
Annuity Payments	4

CALCULATION OF YIELDS AND TOTAL RETURNS

VIP Money Market Investment Division Yield Calculation	4
Other Investment Division Yield Calculations	5
Standard Total Return Calculations    Assuming Surrender    	5
Other Performance Data	6
   Adjusted HistoricalHypothetical     Performance Data	7

FEDERAL TAX MATTERS

Tax Free Exchanges (1035)	8
Required Distributions	8

DISTRIBUTION OF THE CONTRACT	9
SAFEKEEPING OF ACCOUNT ASSETS	9
STATE REGULATION	9
RECORDS AND REPORTS	9
LEGAL PROCEEDINGS	9
LEGAL MATTERS	9
EXPERTS	9
OTHER INFORMATION	9
FINANCIAL STATEMENTS	10

2    VARIABLE ANNUITY

VARIABLE ANNUITY    1


STATEMENT OF ADDITIONAL INFORMATION FOR THE
FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
CONTRACT

Offered by

MIDLAND NATIONAL LIFE INSURANCE COMPANY

   (Through Midland National Life Separate Account C)
This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Flexible Premium Deferred Variable Annuity Contract ("Contract") offered by Midland National Life Insurance Company. You may obtain a copy of the Prospectus dated May 1,
   19981997    , by writing to Midland National Life Insurance Company, One
Midland Plaza, Sioux Falls, SD 57193. Terms used in the current
Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION
WITH THE PROSPECTUS FOR THE POLICY.

Dated May 1,    19981997

TABLE OF CONTENTS

	Page

THE CONTRACT

Non-Participation	3
Misstatement of Age or Sex	3
Proof of Existence and Age	3
Assignment	3
Annuity Data	3
Incontestability	3
Ownership	3
Entire Contract	3
Changes in the Contract	3
Protection of Benefits	3
Accumulation Unit Value	3
Annuity Payments	4

CALCULATION OF YIELDS AND TOTAL RETURNS

VIP Money Market Investment Division Yield Calculation	4
Other Investment Division Yield Calculations	5
   Standard     Total Return Calculations    Assuming Surrender    	5
Other Performance Data	6
   Adjusted HistoricalHypothetical     Performance Data	7

FEDERAL TAX MATTERS

Tax Free Exchanges (1035) 	8
Required Distributions	8

DISTRIBUTION OF THE CONTRACT	9
SAFEKEEPING OF ACCOUNT ASSETS	9
STATE REGULATION	9
RECORDS AND REPORTS	9
LEGAL PROCEEDINGS	9
LEGAL MATTERS	9
EXPERTS	9
OTHER INFORMATION	10
FINANCIAL STATEMENTS	10

THE CONTRACT

Non-Participation

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of Midland.

Misstatement of Age or Sex

If the age or sex of the Annuitant or any other payee has been misstated in the application, the Annuity payable under the Contract will be whatever the Contract Value of the Contract would purchase on the basis of the correct age or sex of the Annuitant and/or other payee, if any, on the date Annuity Payments begin. Any overpayment or underpayments by Midland as a result of any such misstatement will be corrected using an interest rate of 6% per year.

Proof of Existence and Age

Before making any payment under the Contract, we may require proof of the existence and/or proof of the age of the Owner or Annuitant.

Assignment

No assignment of a Contract will be binding on Midland unless made in writing and sent to us at our Home Office. Midland is not responsible for the adequacy of any assignment. The Owner's rights and the interest of any Beneficiary not designated irrevocably will be subject to the rights of any assignee of record.

Annuity Data

We will not be liable for obligations which depend on receiving information from a payee until such information is received in a satisfactory form.

Incontestability

The Contract is incontestable after it has been in force, during the Annuitant's lifetime, for two years.

Ownership

Before the Annuitant's death, only the Owner will be entitled to the rights granted by the Contract or allowed by Midland under the Contract, except that the right to choose a Payment Option will belong to the Payee, unless otherwise specified. If the Owner is an individual and dies before the Annuitant, the rights of the Owner belong to the estate of the Owner unless this Contract has been endorsed to provide otherwise.

Entire Contract

We have issued the Contract in consideration of the application and payment of the first premium. A copy of the application is attached to and is a part of the Contract. The Policy Form with the application and any riders make the entire Contract. All statements made by or for the Annuitant are considered representations and not warranties. Midland will not use any statement in defense of a claim unless it is made in the application and a copy of the application is attached to the Contract when issued.

Changes in the Contract

Only Midland's President, a Vice President, the Secretary or an Assistant Secretary of our Company have the authority to make any change in the Contract and then only in writing. We will not be bound by any promise or representation made by any other person.

Midland may not change or amend the Contract, except as expressly provided in the Contract, without the Owner's consent. However, we may change or amend the Contract if such change or amendment is necessary for the Contract to comply with any state or federal law, rule or regulation.

Protection of Benefits

To the extent permitted by law, no benefit under the Contract will be subject to any claim or process of law by any creditor.

Accumulation Unit Value

We determine Accumulation Unit Values for the Investment Division of
Our Separate Account at the end of each Business Day. The Accumulation Unit Value for each Investment Division was set at $10.00 on the first day there were contract transactions in Our Separate Account. After that, the Accumulation Unit Value for any Business Day is equal to the Accumulation Unit Value for the preceding Business Day multiplied by the net investment factor for that division on that Business Day.

We determine the net investment factor for each Investment Division every Business Day as follows:

First, We take the value of the shares belonging to the division (including any shares from reinvested dividends or capital gain distributions) in the corresponding Fund portfolio at the close of business that day (before giving effect to any contract transaction for that day, such as premium payments or surrenders). For this purpose, We use the share value reported to Us by the Fund.

Then, We divide this amount by the value of the amounts in the Investment Division at the close of business on the preceding Business Day (after giving effect to any contract transactions on that day).

Then, We subtract a daily asset charge for each calendar day between Business Days (for example, a Monday calculation may include charges for Saturday, Sunday, and Monday). The daily charge is .0038626% which is an effective annual rate of 1.40%. This charge is for mortality and expense risks assumed by Us under the contract and to cover administrative costs We incur for transactions related to the Separate Account.

Finally, We reserve the right to subtract any other daily charge for taxes or amounts set aside as a reserve for taxes. Generally, this means that We would adjust unit values to reflect what happens to the Funds, and also for any charges.

Annuity Payments

The amount of each fixed annuity payment will be set on the Maturity Date and will not subsequently be affected by the investment performance of the Investment Divisions.

The amount of each variable annuity payment will be affected by the investment performance of the Investment Divisions. Variable payment options are not available in certain states.

The dollar amount of the first monthly variable annuity payment is computed for each Investment Division by applying the value in the Investment Division, as of a date not more than 10 business days prior to the Maturity Date, to the appropriate rate for the payout option selected using the age and sex (where permissible) of the Annuitant. The number of Annuity Units for each Investment Division is then calculated by dividing the first variable annuity payment for that Investment Division by the Investment Division's Annuity Unit Value as of the same date.

The dollar amount of each subsequent payment from an Investment
Division is equal to the number of Annuity Units for that Investment Division times the Annuity Unit value for that Investment Division as of a uniformly applied date not more than ten business days before the annuity payment is due.

The payment made to the Annuitant for the first payment and all subsequent payments will be the sum of the payment amounts for each Investment Division.

The Annuity Unit Value for each Investment Division was set at $10 on the first day there were contract transactions in Our Separate Account. After that, the Annuity Unit Value for any business day is equal to (1) multiplied by (2) multiplied by (3) where:

(1) = the Annuity Unit Value for the preceding business day:
(2) = the net investment factor (as described above) for that division on that business day.
(3) = the investment result adjustment factor (.99986634 per day), which recognizes an assumed interest rate of 5% per year used in determining the annuity payment amounts.

Transfers after the Maturity Date will only be allowed once per Contract Year and will be made using the Annuity Unit Value for the Investment Divisions on the date the request for transfer is received. On the transfer date, the number of Annuity Units transferred from the Investment
Division is multiplied by the Annuity Unit Value for that Investment Division to determine the value being transferred. This value is then transferred into the indicated Investment Division(s) by converting this value into Annuity Units of the proper Investment Division(s). The
Annuity Units are determined by dividing the value being transferred into an Investment Division by the Annuity Unit value of the Investment
Division on the transfer date. The transfer shall result in the same dollar amount of variable annuity payment on the date of transfer.

CALCULATION OF YIELDS AND TOTAL RETURNS

VIP Money Market Investment Division Yield Calculation
In accordance with regulations adopted by the Securities and Exchange Commission, Midland is required to compute the VIP Money Market
Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses or shares of the VIP Money Market Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the VIP Money Market Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the contract maintenance charge, annual administrative expenses, the mortality and expense risk charge, and income and expenses accrued during the period. Because of these deductions, the yield for the VIP Money Market Investment Division of the Separate Account will be lower than the yield for the VIP Money
Market Portfolio    Fund     or any comparable substitute funding vehicle.

The Securities and Exchange Commission also permits Midland to disclose the effective yield of the VIP Money Market Investment Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on amounts held in the VIP Money Market Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The VIP Money Market Investment Division's actual yield is affected by changes in interest rates on money market securities,
average portfolio maturity of the VIP Money Market Portfolio    Fund     or
substitute funding vehicle, the types and quality of portfolio securities held
by the VIP Money Market Portfolio    Fund     or substitute funding vehicle,
and operating expenses. In addition, the yield figures do not reflect the effect of any Contingent Deferred Sales Charge that may be applicable to a particular Contract. The annualized yield for the seven-day period ending
12/31/   9796 was 4.07%.3.75%.

Other Investment Division Yield Calculations

Midland may from time to time disclose the current annualized yield of one or more of the Investment Divisions (except the Money Market
Investment Division) for 30-day periods. The annualized yield of an Investment Division refers to income generated by the Investment
Division over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. This yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

YIELD = 2 [ (a - b + 1)6 - 1 ]
cd
Where:	a =	net investment income earned during the period by the
Fund (or substitute funding vehicle) attributable to 		shares owned
by the Investment Division.
	b =	expenses accrued for the period (net of reimbursements).
	c =	the average daily number of units outstanding during the
period.
	d =	the maximum offering price per unit on the last day of the
period.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all Owner accounts. The yield calculations do not reflect the effect of any Contingent Deferred Sales Charges that may be applicable to a particular Contract. Contingent Deferred Sales Charges range from 7% to 0% of the amount of Premium withdrawn depending on the elapsed time since the Contract was issued.

Because of the charges and deductions imposed by the Separate Account the yield of the Investment Division will be lower than the yield for the corresponding Fund. The yield on amounts held in the Investment
Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the Fund, and its operating expenses.

We currently do not advertise yields for any Investment Division.

   Standard     Total Return Calculations   Assuming Surrender

Midland may from time to time also disclose average annual total returns for one or more of the Investment Divisions for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T)n = ERV
Where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment
made at the beginning of the one, five, or 		ten-year period, at the
end of the one, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all Owner accounts are recognized in the ending redeemable value. The standard average annual total return
calculations    which assume the Contract is surrendered     will reflect the
effect of Contingent Deferred Sales Charges that may be applicable to a particular period.

   The following is the average annual total return information for the Investment Division of Separate Account C. The returns are based on the assumption that the contract is surrendered at the end of the time period shown and the returns reflect the impact of any applicable Contingent Deferred Sales Charge.The following is standardized average annual total return information for the Investment Divisions of Separate Account C.

 	Investment Division	        Inception of the	          1-Year Period
  	with	                      Investment Division to	    Ended
	Inception Date	              12/31/96	                  12/31/96

VIP High Income (10/24/93)	   8.28%	                     4.99%
VIP Equity Income (10/24/93)	 15.24%	                    4.99%
VIP Growth (10/24/93)	        12.69%                    	5.58%
VIP Overseas (10/24/93)	       6.47%	                    3.68%
VIP II Investment Grade Bond (10/24/93)	2.58%	          -5.41%
VIP II Index 500 (10/24/93)	  16.31%	                   12.94%
VIP II Asset Manager (10/24/93)	        6.64%	           5.54%
VIP Money Market (10/24/93)	   2.45%	                   -3.29%
VIP II Asset Manager: Growth (5/1/95)	 17.04%	          10.98%
VIP II Contrafund (5/1/95)	   20.27%	                   12.52%

	Investment Division	         Inception of the	          1-Year Period
 	with	                       Investment Division 	      Ended
	Inception Date	              to 12/31/97	               12/31/97
VIP Money Market (10/24/93)	            2.95%	             -3.13%
VIP II Investment Grade Bond (10/24/93)	3.87%	              0.40%
VIP High Income (10/24/93)	            10.24%	              8.87%
VIP II Asset Manager (10/24/93)	        9.64%	             11.81%
VIP II Index 500 (10/24/93)	           19.79%	             23.67%
VIP Equity-Income (10/24/93)	          17.95%	             19.15%
VIP Growth (10/24/93)	                 14.95%	             14.60%
VIP Overseas (10/24/93)	                7.45%	              2.85%
VIP II Contrafund (5/1/95)	            21.54%	             15.25%
VIP II Asset Manager: Growth (5/1/95)	 19.86%	             16.16%
VIP III Balanced (5/1/97)	              N/A	                 N/A
VIP III Growth & Income (5/1/97)	       N/A	                 N/A
VIP III Growth Opportunities (5/1/97)	  N/A	                 N/A
American Century VP Balanced (5/1/97)	  N/A	                 N/A
American Century VP Capital Appreciation (5/1/97)	N/A	       N/A
American Century VP Value (5/1/97)	     N/A	                 N/A
American Century VP International (5/1/97)	N/A	              N/A
American Century VP Income & Growth (5/1/98)	N/A	            N/A

N/A - The return information for the funds are not reflected as the funds had not been included in Midland National Life Separate Account C for more than 12 months at 12/31/1997.

Midland may from time to time also disclose average annual total returns in a format which assumes the Contract is kept in-force through the time period shownin a non-standard format in conjunction with the standard format described above. Such returnsThe non-standard format will be identical to the standard format which assumes the Contract is surrendered except that the Contingent Deferred Sales Charge percentage will be assumed to be 0%. The returns which assume the Contract is kept in-force will only be shown in conjunction with returns which assume the Contract is surrendered.

   The following is non-standardized average annual total return information for the Investment Divisions of Separate Account C.

	Investment Division	                 Inception of the	   1-Year Period
	with	                                Investment Division to	Ended
	Inception Date	                      12/31/96	           12/31/96
VIP High Income (10/24/93)	             9.26%	              11.99%
VIP Equity Income (10/24/93)	          16.09%	              11.99%
VIP Growth (10/24/93)	                 13.59%	              12.58%
VIP Overseas (10/24/93)	                7.48%	              10.68%
VIP II Investment Grade Bond (10/24/93)	3.68%               	1.59%
VIP II Index 500 (10/24/93)	           17.15%	              19.94%
VIP II Asset Manager (10/24/93)	        7.65%	              12.54%
VIP Money Market (10/24/93)	            3.56%	               3.71%
VIP II Asset Manager: Growth (5/1/95)	 20.00%              	17.98%
VIP II Contrafund (5/1/95)            	23.18%	              19.52%

The following is the average annual total return information for the Investment Division of Separate Account C. The returns are based on the assumption that the contract is kept in-force through the end of the time period shown and the contingent deferred sales charges are set to zero.

	Investment Division	                Inception of the	       1-Year Period
	with	                               Investment Division     	Ended
	Inception Date	                     to 12/31/97	            12/31/97
VIP Money Market (10/24/93)	             3.53%	                3.87%
VIP II Investment Grade Bond (10/24/93)	 4.44%	                7.40%
VIP High Income (10/24/93)	             10.71%	               15.87%
VIP II Asset Manager (10/24/93)	        10.12%	               18.81%
VIP II Index 500 (10/24/93)	            20.15%	               30.67%
VIP Equity-Income (10/24/93)	           18.33%	               26.15%
VIP Growth (10/24/93)	                  15.36%	               21.60%
VIP Overseas (10/24/93)	                 7.96%	                9.85%
VIP II Contrafund (5/1/95)	             22.75%	               22.25%
VIP II Asset Manager: Growth (5/1/95)	  21.09%	               23.16%
VIP III Balanced (5/1/97)                	N/A	                  N/A
VIP III Growth & Income (5/1/97)	         N/A	                  N/A
VIP III Growth Opportunities (5/1/97)	    N/A	                  N/A
American Century VP Balanced (5/1/97)	    N/A                  	N/A
American Century VP Capital Appreciation (5/1/97)	N/A	          N/A
American Century VP Value (5/1/97)	       N/A	                  N/A
American Century VP International (5/1/97)	N/A	                 N/A
American Century VP Income & Growth (5/1/98)	N/A	               N/A

N/A - The return information for the funds are not reflected as the funds had not been included in Midland National Life Separate Account C for more than 12 months at 12/31/1997.

Since the VIP III Balanced, VIP III Growth Opportunities, VIP III Growth
& Income, American Century VP Capital Appreciation, American Century
VP Balanced, American Century VP Value and American Century VP
International Investment Divisions were not available to the portfolio at 12/31/96, there is no average annual total return information to report for these Investment Divisions.

Other Performance Data

Midland may from time to time also disclose cumulative total returns in
conjunction with the    annual returnsstandard format     described above. The
cumulative returns will be calculated using the following formula.
   assuming The cumulative returns which assume the Contract is kept in-force assume that the Contingent Deferred Sales Charge percentage will be zero.0%.

CTR = [ERV/P] - 1
Where:	CTR =	the cumulative total return net of Investment Division
recurring charges for the period.
	ERV =	ending redeemable value of    an assumeda hypothetical
$1,000 payment at the beginning of the one, five, or		ten-year
period at the end of the one, five, or ten-year period (or fractional portion thereof).
	P      =	   an assumeda hypothetical initial payment of $1,000

   The returns which assume the Contract is kept in-force will only be shown in conjunction with returns which assume the Contract is surrendered.All non-standard performance data will only be advertised if the standard performance data is also disclosed.

Midland may also disclose the value of    an assumeda hypothetical     payment
of $10,000 at the end of various periods of time.

   The following is standardized cumulative total return information for the Investment Divisions of Separate Account C.

	Investment Division	                    Inception of the	    1-Year Period
	with	                                   Investment Division   to	Ended
	Inception Date	                         12/31/96	             12/31/96
VIP High Income (10/24/93)	                 28.88%	               4.99%
VIP Equity Income (10/24/93)	               57.19%	               4.99%
VIP Growth (10/24/93)	                      46.39%	               5.58%
VIP Overseas (10/24/93)                    	22.13%	               3.68%
VIP II Investment Grade Bond (10/24/93)	     8.45%	              -5.41%
VIP II Index 500 (10/24/93)	                61.90%	              12.94%
VIP II Asset Manager (10/24/93)	            22.74%	               5.54%
VIP Money Market (10/24/93)	                 8.04%	              -3.29%
VIP II Asset Manager: Growth (5/1/95)	      30.07%	              10.98%
VIP II Contrafund (5/1/95)	                 36.14%	              12.52%

The following is non-standardized cumulative total return information for the Investment Divisions of Separate Account C.

The following is the cumulative total return information for the Investment Division of Separate Account C. The returns are based on the assumption that the contract is surrendered at the end of the time period shown and the returns reflect the impact of any applicable contingent deferred sales charge.

	Investment Division	                   Inception of the	     1-Year Period
	with	                                   Investment Division	  Ended
	Inception Date	                        to 12/31/97	          12/31/97
VIP Money Market (10/24/93)	                 12.94%	            -3.13%
VIP II Investment Grade Bond (10/24/93)	     17.26%	             0.40%
VIP High Income (10/24/93)	                  50.44%	             8.87%
VIP II Asset Manager (10/24/93)	             47.05%	            11.81%
VIP II Index 500 (10/24/93)	                113.06%	            23.67%
VIP Equity-Income (10/24/93)	                99.69%	            19.15%
VIP Growth (10/24/93)	                       79.25%	            14.60%
VIP Overseas (10/24/93)	                     35.13%	             2.85%
VIP II Contrafund (5/1/95)	                  68.40%	            15.25%
VIP II Asset Manager: Growth (5/1/95)	       62.23%	            16.16%
VIP III Balanced (5/1/97)	                    N/A	                N/A
VIP III Growth & Income (5/1/97)	             N/A	                N/A
VIP III Growth Opportunities (5/1/97)	        N/A	                N/A
American Century VP Balanced (5/1/97)	        N/A	                N/A
American Century VP Capital Appreciation (5/1/97)	 N/A	           N/A
American Century VP Value (5/1/97)	           N/A	                N/A
American Century VP International (5/1/97)	   N/A	                N/A
American Century VP Income & Growth (5/1/98)	 N/A	                N/A

N/A - The return information for the funds are not reflected as the funds had not been included in Midland National Life Separate Account C for more than 12 months at 12/31/1997.

	Investment Division	                  Inception of the	     1-Year Period
	with	                                 Investment Division   to	Ended
	Inception Date	                       12/31/96	             12/31/96
VIP High Income (10/24/93)	               32.63%	               11.99%
VIP Equity Income (10/24/93)	             60.94%	               11.99%
VIP Growth (10/24/93)	                    50.14%	               12.58%
VIP Overseas (10/24/93)                  	25.88%	               10.68%
VIP II Investment Grade Bond (10/24/93)	  12.20%	                1.59%
VIP II Index 500 (10/24/93)              	65.65%	               19.94%
VIP II Asset Manager (10/24/93)          	26.49%	               12.54%
VIP Money Market (10/24/93)	              11.79%	                3.71%
VIP II Asset Manager: Growth (5/1/95)	    35.62%	               17.98%
VIP II Contrafund (5/1/95)	               41.69%	               19.52%

The following is the cumulative total return information for the Investment Division of Separate Account C. The returns are based on the assumption that the contract is kept in-force through the end of the time period shown and the contingent deferred sales charges are set to zero.

	Investment Division	                   Inception of the	     1-Year Period
	with	                                   Investment Division	 Ended
	Inception Date	                        to 12/31/97	          12/31/97
VIP Money Market (10/24/93)	               15.64%	               3.87%
VIP II Investment Grade Bond (10/24/93)	   19.96%	               7.40%
VIP High Income (10/24/93)	                53.14%              	15.87%
VIP II Asset Manager (10/24/93)	           49.75%	              18.81%
VIP II Index 500 (10/24/93)	              115.76%	              30.67%
VIP Equity-Income (10/24/93)	             102.39%	              26.15%
VIP Growth (10/24/93)	                     81.95%	              21.60%
VIP Overseas (10/24/93)                   	37.83%	               9.85%
VIP II Contrafund (5/1/95)                	72.90%              	22.25%
VIP II Asset Manager: Growth (5/1/95)	     66.73%              	23.16%
VIP III Balanced (5/1/97)                   	N/A	                  N/A
VIP III Growth & Income (5/1/97)            	N/A	                  N/A
VIP III Growth Opportunities (5/1/97)	       N/A                  	N/A
American Century VP Balanced (5/1/97)	       N/A	                  N/A
American Century VP Capital Appreciation (5/1/97)	N/A	             N/A
American Century VP Value (5/1/97)	          N/A                  	N/A
American Century VP International (5/1/97)	  N/A	                  N/A
American Century VP Income & Growth (5/1/98)	N/A	                  N/A

N/A - The return information for the funds are not reflected as the funds had not been included in Midland National Life Separate Account C for more than 12 months at 12/31/1997.

Since the VIP III Balanced, VIP III Growth Opportunities, VIP III Growth
& Income, American Century VP Capital Appreciation, American Century
VP Balanced, American Century VP Value and American Century VP
International Investment Divisions were not available to the portfolio at 12/31/96, there is no cumulative total return information to report for these Investment Divisions.

   Adjusted HistoricalHypothetical     Performance Data

Midland may also disclose    adjusted historical"hypothetical"     performance
data for an Investment Division for periods before the Investment Division commenced operations, based on the assumption that the Investment
Division was in existence before it actually was, and that the Investment Division had been invested in a particular portfolio that was in existence prior to the Investment Division's commencement of operations. The portfolio used for these calculations will be the actual portfolio that the Investment Division will invest in.

   Adjusted historicalHypothetical     performance data of this type will be
calculated as follows. First, the value of    an assumedhypothetical     $1,000
investment in the applicable portfolio is calculated on a monthly basis by comparing the net asset value per share at the beginning of the month with the net asset value per share at the end of the month (adjusted for any dividend distributions during the month), and the resulting ratio is applied to the value of the investment at the beginning of the month to get the gross value of the investment at the end of the month. Second, that gross value is then reduced by a "Contract Charges" factor to reflect the charges imposed under the Contract. The Contract Charges factor is calculated by adding the daily charge for mortality and expense risks (1.25%
annually) to the daily Administrative Charge (0.15% annually), and then adding an additional amount that adjusts for the annual $33 Contract Maintenance Charge. This additional amount is based on an average
Contract Value of    $27,000$22,000,     so it is calculated as
$33   /27,00022,000, or 0.13%.15%     annually. The total of these three
amounts is then divided by 12 to get the monthly Contract Charges factor, which is then applied to the value of the hypothetical initial payment in the applicable portfolio to get the value in the Investment Division. The
Contract Charges factor is assumed to be deducted at the beginning of each month. In this manner, the Ending Redeemable Value ("ERV") of a hypothetical $1,000 initial payment in the Investment Division is calculated each month during the applicable period, to get the ERV at the end of the period. Third, that ERV is then utilized in the formulas above.

This type of    adjusted historicalhypothetical     performance data may be
disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the Contract is not surrendered (i.e., with no deduction for the Contingent Deferred Sales Charge) and assuming that the Contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable Contingent Deferred Sales Charge).

   The following is the average annual total return information based on the assumption that the Contract is surrendered at the end of the time period shown. The impact of any applicable Contingent Deferred Sales Charges are reflected in the returns. The returns assume that each of the Investment Divisions had been available to Midland National Life Separate Account
C since the Portfolio Inception Date.The following is standardized average annual total return information based on the hypothetical assumption that each of the Investment Divisions listed had been available to Separate Account C since the inception of each corresponding Portfolio.

	Investment Division	         Inception of the	   10-Year Period	5-Year Period
	with                         Portfolio to 	          Ended          	Ended
	Inception Date	              12/31/96	           12/31/96	      12/31/96
VIP High Income (9/19/85)	       10.26%	             9.42%	          12.87%
VIP Equity Income (10/9/86)	     11.67%	            12.00%	          15.88%
VIP Growth (10/9/86)	            13.04%	            13.39%	          13.08%
VIP Overseas (1/28/87)	           6.20%	              N/A	            7.06%
VIP II Investment Grade Bond (12/5/88)	6.51%	         N/A	            4.55%
VIP II Index 500 (8/27/92)	      14.86%	              N/A             	N/A
VIP II Asset Manager (9/16/89)	   9.96%	              N/A	            9.17%
VIP Money Market (4/1/82)	        5.33%	             4.33%	           2.43%
VIP II Asset Manager: Growth (1/3/95)	17.16%	         N/A	             N/A
VIP II Contrafund (1/3/95)	      25.85%	              N/A	             N/A

The following is the average annual total return information based on the assumption that the contract is surrendered at the end of the time period shown. The impact of any applicable contingent deferred sales charges are reflected in the returns. The returns assume that each of the Investment Divisions had been available to Separate Account C since the Portfolio Inception date.

	Investment Division	          Inception of the	 10-Year Period	5-Year Period
	with Portfolio	               Portfolio to	     Ended 	        Ended
	Inception Date	               12/31/97	         12/31/97	      12/31/97
VIP Money Market (4/1/82)        	5.27%	          4.26%	         2.77%
VIP II Investment Grade Bond (12/5/88)	6.64%	      N/A	          5.06%
VIP High Income (9/19/85)	       10.74%	         11.11%	        11.86%
VIP II Asset Manager (9/16/89)	  11.02%	           N/A	         10.93%
VIP II Index 500 (8/27/92)      	17.86%           	N/A         	17.84%
VIP Equity-Income (10/9/86)     	12.92%	         14.97%	        18.08%
VIP Growth (10/9/86)	            13.81%	         15.43%	        15.94%
VIP Overseas (1/28/87)	           6.56%	          7.97%	        12.06%
VIP II Contrafund (1/3/95)	      25.28%            	N/A	          N/A
VIP II Asset Manager: Growth (1/3/95)	19.84%       	N/A          	N/A
VIP III Balanced (1/3/95)	       12.32%	            N/A	          N/A
VIP III Growth & Income (12/31/96)	19.71%	          N/A	          N/A
VIP III Growth Opportunities (1/3/95)	23.89%	       N/A	          N/A
American Century VP Balanced (5/1/91)	9.24%	        N/A	         9.21%
American Century VP Capital Appreciation (11/20/87)	7.66%	7.05%	 3.69%
American Century VP Value (5/1/96)	18.31%	          N/A	          N/A
American Century VP International (5/1/94)	8.03%	   N/A	          N/A
American Century VP Income & Growth (10/30/97)	N/A	 N/A          	N/A

There are no returns shown for the American Century VP Income &
Growth Investment Division since the fund was formed within 12 months of year ending 12/31/1997.

The following is non-standardized average annual total return information based on the hypothetical assumption that each of the Investment
Divisions listed had been available to Separate Account C since the inception of each corresponding Portfolio.

	Investment Division	        Inception of the   10-Year Period 	5-Year Period
	with Portfolio	              Portfolio to	       Ended	          Ended
	Inception Date	               12/31/96	         12/31/96	        12/31/96
VIP High Income (9/19/85)	      10.26%	           9.42%	           13.20%
VIP Equity Income (10/9/86)	    11.67%	          12.00%	           16.18%
VIP Growth (10/9/86)	           13.04%	          13.39%	           13.40%
VIP Overseas (1/28/87)	          6.20%	           N/A	              7.47%
VIP II Investment Grade Bond (12/5/88)	6.51%	     N/A	              5.00%
VIP II Index 500 (8/27/92)	     15.25%	           N/A	               N/A
VIP II Asset Manager (9/16/89)	  9.96%	           N/A              	9.55%
VIP Money Market (4/1/82)	       5.33%           	4.33%            	2.92%
VIP II Asset Manager: Growth (1/3/95)	19.70%     	N/A               	N/A
VIP II Contrafund (1/3/95)	     28.22%	           N/A	               N/A

The following is the average annual total return information based on the assumption that the contract is kept in-force through the end of the time period shown. The contingent deferred sales charges are assumed to be zero. The returns assume that each of the Investment Divisions had been available to Separate Account C since the Portfolio Inception date.

	Investment Division	          Inception of the  10-Year Period 	5-Year Period
	with Portfolio	               Portfolio to	       Ended 	        Ended
	Inception Date	                12/31/97	         12/31/97	       12/31/97
VIP Money Market (4/1/82)	             5.27%	        4.26%           3.25%
VIP II Investment Grade Bond (12/5/88)	6.64%	         N/A	           5.50%
VIP High Income (9/19/85)	            10.74%	       11.11%	         12.20%
VIP II Asset Manager (9/16/89)	       11.02%         	N/A	          11.28%
VIP II Index 500 (8/27/92)	           18.02%         	N/A	          18.12%
VIP Equity-Income (10/9/86)          	12.92%	      14.97%          	18.36%
VIP Growth (10/9/86)	                 13.81%	      15.43%	          16.24%
VIP Overseas (1/28/87)	                6.56%	       7.97%	          12.40%
VIP II Contrafund (1/3/95)           	26.23%	         N/A             	N/A
VIP II Asset Manager: Growth (1/3/95)	20.88%	         N/A	             N/A
VIP III Balanced (1/3/95)	            13.50%	         N/A	             N/A
VIP III Growth & Income (12/31/96)	   26.71%         	N/A             	N/A
VIP III Growth Opportunities (1/3/95)	24.87%	         N/A	             N/A
American Century VP Balanced (5/1/91)	 9.24%	         N/A           	9.59%
American Century VP Capital Appreciation (11/20/87)	7.66%	7.05%	     4.16%
American Century VP Value (5/1/96)	   21.18%	         N/A             	N/A
American Century VP International (5/1/94)	8.82%	     N/A	             N/A
American Century VP Income & Growth (10/30/97)	N/A	   N/A	             N/A

There are no returns shown for the American Century VP Income &
Growth Investment Division since the fund was formed within 12 months of year ending 12/31/1997.

The following is standardized cumulative total return information based on the hypothetical assumption that each of the Investment Divisions listed had been available to Separate Account C since the inception of each corresponding Portfolio.

	Investment Division	        Inception of the	   10-Year Period	5-Year Period
	with Portfolio	              Portfolio to	        Ended	        Ended
	Inception Date	              12/31/96	           12/31/96	       12/31/96
VIP High Income (9/19/85)	    201.35%	             146.03%	       83.20%
VIP Equity Income (10/9/86)	  209.50%	             210.49%	      108.95%
VIP Growth (10/9/86)	         250.65%	             251.42%       	84.86%
VIP Overseas (1/28/87)	        81.78%	               N/A	         40.66%
VIP II Investment Grade Bond (12/5/88)	66.47%	       N/A	         24.91%
VIP II Index 500 (8/27/92)    	82.63%	               N/A	            N/A
VIP II Asset Manager (9/16/89)	100.45%	              N/A	         55.10%
VIP Money Market (4/1/82)	     115.37%	             52.77%	       12.77%
VIP II Asset Manager: Growth (1/3/95)	37.21%	        N/A           	N/A
VIP II Contrafund (1/3/95)	     58.28%	              N/A	           N/A

The following is the cumulative total return information based on the assumption that the contract is surrendered at the end of the time period shown. The impact of any applicable contingent deferred sales charges are reflected in the returns. The returns assume that each of the Investment Divisions had been available to Separate Account C since the Portfolio Inception date.

	Investment Division	        Inception of the	   10-Year Period 	5-Year Period
	with Portfolio	             Portfolio to         	Ended 	         Ended
	Inception Date	               12/31/97	           12/31/97	       12/31/97
VIP Money Market (4/1/82)	          124.57%	         51.75%	         14.65%
VIP II Investment Grade Bond (12/5/88)	79.21%	         N/A	          27.97%
VIP High Income (9/19/85)	          250.35%	        186.84%	         75.13%
VIP II Asset Manager (9/16/89)	     138.70%	           N/A	          67.97%
VIP II Index 500 (8/27/92)	         140.77%           	N/A	         127.21%
VIP Equity-Income (10/9/86)	        291.68%         	303.55%	       129.60%
VIP Growth (10/9/86)	               327.70%	         319.84%	       109.47%
VIP Overseas (1/28/87)	             100.28%	         115.23%	        76.72%
VIP II Contrafund (1/3/95)	          96.50%	           N/A            	N/A
VIP II Asset Manager: Growth (1/3/95)	72.03%	          N/A	            N/A
VIP III Balanced (1/3/95)	           41.59%	           N/A	            N/A
VIP III Growth & Income (12/31/96)	  19.71%	           N/A	            N/A
VIP III Growth Opportunities (1/3/95)	89.96%	          N/A	            N/A
American Century VP Balanced (5/1/91)	80.37%	          N/A	          55.37%
American Century VP Capital Appreciation (11/20/87)	110.99%	97.55%	  19.88%
American Century VP Value (5/1/96)	   32.38%	          N/A	            N/A
American Century VP International (5/1/94)	32.78%	     N/A	            N/A
American Century VP Income & Growth (10/30/97)	N/A	    N/A	            N/A

There are no returns shown for the American Century VP Income &
Growth Investment Division since the fund was formed within 12 months of year ending 12/31/1997.

The following is non-standardized cumulative total return information based on the hypothetical assumption that each of the Investment
Divisions listed had been available to Separate Account C since the inception of each corresponding Portfolio.

	Investment Division          	Inception of the   10-Year Period 5-Year Period
	with Portfolio	            Investment Division to 	Ended	         Ended
	Inception Date	               12/31/96	           12/31/96	      12/31/96
VIP High Income (9/19/85)	          201.35%	         146.03%	         85.90%
VIP Equity Income (10/9/86)	        209.50%	         210.49%	        111.65%
VIP Growth (10/9/86)	               250.65%	         251.42%	         87.56%
VIP Overseas (1/28/87)	              81.78%	           N/A	           43.36%
VIP II Investment Grade Bond (12/5/88)	66.47%         	N/A	           27.61%
VIP II Index 500 (8/27/92)	          85.33%	           N/A	            N/A
VIP II Asset Manager (9/16/89)	     100.45%	           N/A	           57.80%
VIP Money Market (4/1/82)	          115.37%	          52.77%         	15.47%
VIP II Asset Manager: Growth (1/3/95)	43.21%	          N/A	             N/A
VIP II Contrafund (1/3/95)	          64.28%	           N/A	             N/A

The following is the cumulative total return information based on the assumption that the contract is kept in-force through the end of the time period shown. The contingent deferred sales charges are assumed to be zero. The returns assume that each of the Investment Divisions had been available to Separate Account C since the Portfolio Inception date.

	Investment Division	          Inception of the 	 10-Year Period	5-Year Period
	with Portfolio	                Portfolio to	        Ended 	       Ended
	Inception Date	                12/31/97	           12/31/97	     12/31/97
VIP Money Market (4/1/82)	            124.57%          	51.75%	     17.35%
VIP II Investment Grade Bond (12/5/88)	79.21%	           N/A	       30.67%
VIP High Income (9/19/85)	            250.35%	         186.84%	     77.83%
VIP II Asset Manager (9/16/89)	       138.70%           	N/A	       70.67%
VIP II Index 500 (8/27/92)	           142.57%	           N/A	      129.91%
VIP Equity-Income (10/9/86)	          291.68%         	303.55%	    132.30%
VIP Growth (10/9/86)	                 327.70%	         319.84%	    112.17%
VIP Overseas (1/28/87)	               100.28%	         115.23%	     79.42%
VIP II Contrafund (1/3/95)	           101.00%	           N/A	         N/A
VIP II Asset Manager: Growth (1/3/95)	 76.53%	           N/A	         N/A
VIP III Balanced (1/3/95)	             46.09%	           N/A         	N/A
VIP III Growth & Income (12/31/96)	    26.71%	           N/A	         N/A
VIP III Growth Opportunities (1/3/95)	 94.46%	           N/A	         N/A
American Century VP Balanced (5/1/91)	 80.37%	           N/A	       58.07%
American Century VP Capital Appreciation (11/20/87)	110.99%	97.55%	 22.58%
American Century VP Value (5/1/96)	    37.78%	           N/A	         N/A
American Century VP International (5/1/94)	36.38%	       N/A	         N/A
American Century VP Income & Growth (10/30/97)	N/A	      N/A	         N/A

There are no returns shown for the American Century VP Income &
Growth Investment Division since the fund was formed within 12 months of year ending 12/31/1997.

FEDERAL TAX MATTERS

Tax-Free Exchanges (Section 1035)

Midland accepts Premiums which are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code. Except as required by federal law in calculating the basis of the Contract, the Company does not differentiate between
Section 1035 Premiums and non-Section 1035 Premiums.

We also accept "rollovers" from Contracts qualifying as individual retirement annuities or accounts (IRAs), or any other qualified contract which is eligible to "rollover" into an IRA (except 403(b) contracts). The Company differentiates between nonqualified Contracts and IRAs to the extent necessary to comply with federal tax laws.

Required Distributions

In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the code requires any Nonqualified Contract to provide that (a) if any Owner dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed (1) within five years after the date of that Owner's death, or (2) as Annuity payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's "Designated Beneficiary" or over a period not extending beyond the life expectancy of that Beneficiary. The Owner's "Designated Beneficiary" is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner's Designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Nonqualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

DISTRIBUTION OF THE CONTRACT

Walnut Street Securities (WSS), the principal underwriter of the Contract, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The address for WSS is as follows: Walnut Street Securities, 670 Mason Ridge Center, Suite 300, St. Louis, MO 63141-8557.

The Contracts are offered to the public through brokers, licensed under the federal securities laws and state insurance laws, that have entered into agreements with WSS. The offering of the Contracts is continuous and
WSS does not anticipate discontinuing the offering of the Contracts. However, WSS does reserve the right to discontinue the offering of the
Contracts. Beginning    January 1, 1998, Midland will pay an underwriting
commission to WSS equal to 0.125% of all Variable Annuity premiums.Such underwriting commissions are not paid to WSS.
Prior to June 1, 1996 Midland paid underwriting commissions to North American Management (NAM) since NAM was the principal underwriter of the Contracts during this time. The following table shows the aggregate dollar amount of underwriting commissions paid to NAM during the last three years.

		Underwriting
	Year	Commissions
   	1994	$121,960.86
	   1995	$100,715.80
   	1996	$99,593.61
   	1997	$0.00

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by Midland. The assets are kept physically segregated and held separate and apart from our general account assets. Records are maintained of all Premiums and redemptions of Fund shares held by each of the Investment Divisions.

STATE REGULATION

Midland is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by Midland. As presently required by the Investment Company
Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners semi-annually at their last known address of record.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject that are material to the Contracts. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Separate Account.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the issue and sale of the Contracts has been provided by Sutherland, Asbill & Brennan L.L.P., of Washington, D.C.

EXPERTS

The financial statements of Midland National Life Separate Account C and Midland National Life Insurance Company included in this Statement of Additional Information and Registration Statement have been audited by Coopers & Lybrand LLP, independent auditors, for the periods indicated in their report thereon which appears elsewhere herein and in the Registration Statement. The financial statements and schedules audited by Coopers & Lybrand LLP have been included in reliance on their report, given on their authority as experts in accounting and auditing. The mailing address for Coopers & Lybrand LLP is as follows:

Coopers & Lybrand LLP
IBM Park Building, Suite 1300
650 Third Avenue S.
Minneapolis, MN  55402-4333

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The financial statements of Midland National Life Separate Account C and Midland National Life Insurance Company should be considered only as bearing on the ability of Midland to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of Separate Account C.

12





Part C.

Item 24.

 (a)  Financial Statements

      Financial statements are included in Part B of the Registration
      Statement.

 (b)  Exhibits:

      (1) Resolution of the Board of Directors of Midland National Life Insurance Company authorizing establishment of Separate Account C. (2)

      (2)  Not Applicable

      (3)  (a)  Principal Underwriting Agreement between Midland
           National Life Insurance Company and Walnut Street Securities (2)
           (b)  Registered Representative Contract  (2)

      (4)  (a)  Form A053A1 Flexible Premium Deferred Variable Annuity
                Contract (2)
           (b)  Maturity Date Endorsement for Qualified Contracts  (2)
           (c)  Endorsement for Tax Sheltered Annuity  (2)
           (d)  Form A057A1 Flexible Premium Deferred Variable Annuity
                Contract (2)

      (5) (a) Form of Application for Flexible Premium Deferred Variable Annuity Contract A053A1 and A057A1 (2)
          (b)  Supplement to Application  (2)

      (6) (a) Articles of Incorporation of Midland National Life Insurance Company (2)
          (b)  By-laws of Midland National Life Insurance Company  (2)

      (7) Not Applicable

      (8) (a) Form of Participation Agreement between Midland National Life Insurance Company and Fidelity VIP I and VIP II (2)

          (b) Form of Participation Agreement between Midland National Life Insurance Company and Fidelity VIP III (2)

          (c) Form of Participation Agreement between Midland National Life Insurance Company and American Century Investment Services Inc. (2)

      (9) Opinion and Consent of Counsel (2)

     (10) (a)  Consent of Counsel (3)
          (b)  Consent of Independent Auditors (3)

     (11) Not Applicable

     (12) Not Applicable

     (13) Performance Data Calculations (1)

(1) Filed with Pre-effective Amendment #1 of this form N-4 Registration Statement, file number 33-64016 (August 11, 1993).
(2)  Filed herewith.
(3)  Filed by amendment.

Item 25.

          Below is a list of our directors and executive officers.



Directors

Name and                Position with   Principal Occupation
Business Address        Midland         During Past Five Years

John C. Watson          Chairman of     Chairman of the Board (October
Midland National Life   the Board       1992 to present), Chairman of
One Midland Plaza                       the Board and Chief Executive
Sioux Falls, SD 57193                   Officer (October 1992 to March
                                        1997), Midland National Life
                                        Insurance Company; President
                                        and Director (1992 to September 1997),
                                        Consolidated Investment Services,
                                        Inc.; Chairman of the Board,
                                        President, (December 1996 to
                                        present), Sammons Financial
                                        Holdings, Inc.; Chairman of the
                                        Board and Chief Executive Officer/
                                        President (December 1996 to present),
                                        North American Company for Life and
                                        Health Insurance; President and
                                        Director (1996 to December 1997),
                                        Briggs ITD Corporation; Director,
                                        Chairman of the Board, President,
                                        Chief Executive Officer
                                        (1996 to present), NACOLAH
                                        Holding Corporation; Director,
                                        Chairman of the Board, President,
                                        Chief Executive Officer
                                        (1996 to present), North American
                                        Company for Life and Health of
                                        New York; Director, Chairman of
                                        the Board, President, Chief
                                        Executive Officer (1996 to present),
                                        NACOLAH Life Insurance Company;
                                        Director, Chairman of the Board,
                                        President, Chief Executive Officer
                                        (1996 to present), Institutional
                                        Founders Life Insurance Company;
                                        Chairman of the Board and Director
                                        (1995-present), Midland Advisors
                                        Company; President and Director (1992
                                        to September 1997), CH Holdings, Inc.;
                                        Director, (1992 to present), Sammons
                                        Enterprises, Inc.; Chairman of the
                                        Board, President, and Chief
                                        Executive Officer (October 1992
                                        to January 1997), Investors Life
                                        Insurance Company of Nebraska;
                                        President and Chief Operating
                                        Officer (1990 to October 1992),
                                        Franklin Life Insurance Company
                                        Vice President (November 1996 to
                                        present), NAC Holdings, Inc.


Michael M. Masterson    Chief Executive Chief Executive Officer and
Midland National Life   Officer and     President (March 1997 to present)
One Midland Plaza       President       President and Chief Operating
Sioux Falls, SD 57193                   Officer (March 1996 to February
                                        1997), Executive Vice President-
                                        Marketing (March 1995 to February
                                        1996), Midland National Life
                                        Insurance Company; President and
                                        Chief Operating Officer (March
                                        1996 to December 1996), Executive
                                        Vice President-Marketing (March
                                        1995 to February 1996), Investors
                                        Life Insurance Company of Nebraska;
                                        President and Director (September
                                        1997 to present), CH Holdings, Inc.;
                                        President and Director (December 1997
                                        to present), Brigg ITD Corp; President
                                        and Director (September 1997 to
                                        present), Consolidated Investment
                                        Services; Director (January 1995 to
                                        present), Midland Advisors Company;
                                        Director (January 1996 to present),
                                        NACOLAH Holding Corp; Director (May
                                        1997 to Present), Sammons Financial
                                        Holdings; Vice President-Individual
                                        Sales (prior thereto), Northwestern
                                        National Life

Russell A. Evenson      Senior Vice     Senior Vice President and Chief
Midland National Life   President and   Actuary (March 1996 to present),
One Midland Plaza       Chief Actuary   Senior Vice President and Actuary
Sioux Falls, SD 57193                   (prior thereto), Midland National
                                        Life Insurance Company;  Senior
                                        Vice President and Chief Actuary
                                        (March 1996 to December 1996),
                                        Senior Vice President and Actuary
                                        (prior thereto), Investors Life
                                        Insurance Company of Nebraska;
                                        Vice President and Chief Actuary
                                        (1990 to 1993), Professional
                                        Insurance Corporation


John J. Craig, II       Executive       Senior Vice President and Chief
Midland National Life   Vice President  Financial Officer (October 1993
One Midland Plaza                       to present), Midland National
Sioux Falls, SD 57193                   Life Insurance Company; Treasurer
                                        (January 1996 to present), Briggs
                                        ITD Corp.; Treasurer (March 1996
                                        to present), Sammons Financial
                                        Holdings, Inc.; Treasurer
                                        (November 1993 to present), CH
                                        Holdings; Treasurer (November
                                        1993 to present), Consolidated
                                        Investment Services, Inc.;
                                        Treasurer (November 1993 to
                                        present), Richmond Holding
                                        Company, L.L.C.; Senior
                                        Vice President and Chief
                                        Financial Officer (October 1993
                                        to December 1996), Investors Life
                                        Insurance Company of Nebraska;
                                        Partner (prior thereto), Ernst
                                        and Young


Steven C. Palmitier     Senior Vice     Senior Vice President and Chief
Midland National Life   President and   Marketing Officer (August 1996
One Midland Plaza       Chief Marketing to present), Midland National
Sioux Falls, SD 57193   Officer         Life Insurance Company; Senior
                                        Vice President-Sales (prior
                                        thereto), Penn Mutual Life
                                        Insurance


Robert W. Korba          Board of       President and Director (since
Sammons Enterprises, Inc Directors      1988), Sammons Enterprises, Inc.
300 Crescent CT          Member
Dallas, TX 75201


James N. Whitson         Board of        Executive Vice President (since
Sammons Enterprises, Inc Directors       1989), Sammons Enterprises, Inc.
300 Crescent CT          Member
Dallas, TX 75201


E John Fromelt          Chief            Chief Investment Officer (since
Midland National Life   Investment       1990), Midland National Life
One Midland Plaza       Officer          Insurance Company; President
Sioux Falls, SD 57193                    (since August 1995), Midland
                                         Advisors Company; Chief
                                         Investment Officer (1996 to
                                         present), North American Company
                                         for Life and Health; Chief
                                         Investment Officer (1990-1996),
                                         Investors Life Insurance Company
                                         of Nebraska

Executive Officers (Other Than Directors)

Jack L. Briggs          Vice President,  Vice President, Secretary and
Midland National Life   Secretary, and   General Counsel (since 1978),
One Midland Plaza       General Counsel  Midland National Life Insurance
Sioux Falls, SD 57193                    Company; Vice President,
                                         Secretary, and General Counsel
                                         (1978 to 1996), Investors Life
                                         Insurance Company of Nebraska


Gary W. Helder          Vice President-  Vice President-Policy
Midland National Life   Policy           Administration (since 1991),
One Midland Plaza       Administration   Midland National Life Insurance
Sioux Falls, SD 57193                    Company; Vice President-Policy
                                         Administration (1991-1996),
                                         Investors Life Insurance Company
                                         of Nebraska


Robert W. Buchanan      Vice President-  Vice President-Marketing
Midland National Life   Marketing        Services (March 1996 to
One Midland Plaza       Services         present), Second Vice President-
Sioux Falls, SD 57193                    Sales Development (prior
                                         thereto), Midland National Life
                                         Insurance Company; Second Vice
                                         President - Sales Development
                                         (1983 to 1996), Investors Life
                                         Insurance Company of Nebraska



Item 26. Persons Controlled by or Under Common Control With the
Depositor.

 The Depositor, Midland National Life Insurance Company (Midland) is a subsidiary of Sammons Enterprises, Incorporated. The Registrant is a segregated asset account of Midland.

 The following indicates the persons controlled by or under common control with Midland:

Estate of Charles A. Sammons
 Sammons Enterprises, Inc. (Delaware Corp) 56.82%
 I.  Richmond Holding Company, LLC (Delaware LLC) 95%

 II. COMMUNICATIONS - Sammons Communications, Inc. (Delaware Corp) 100% Sammons of Fort Worth (A partnership) 60%
         Sammons Communications of New Jersey, Inc. (New Jersey Corp) 100% NTV Realty, Inc. (Delaware Corp) 100%
         Sammons Communications of Connecticut, Inc. (Connecticut Corp) 100% Sammons Communications of Washington, Inc. (Delaware Corp) 100% Oxford Valley Cable Vision, Inc. (Pennsylvania Corp) 88%
         Sammons Communications of Texas, Inc. (Texas Corp) 100%
         Sammons Communications of Illinois, Inc. (Delaware Corp) 100% Sammons Communications of New York, Inc. (Delaware Corp) 100% Sammons Communication of Pennsylvania, Inc. (Delaware Corp) 100% Sammons Communications of Virginia, Inc. (Delaware Corp) 100% Sammons Communications of Mississippi, Inc. (Delaware Corp) 100%
         AC Communications, Inc. (Delaware Corp) 100%
         Sammons Cardinal Inc. (Delaware Corp) 100%
            Sammons of Indiana (A partnership) 50%
         Sammons Communications of Indiana Inc. (Delaware Corp) 100%
            Sammons of Indiana (A partnership) 50%
         Capital Telecommunications Inc. (Delaware Corp) 100%
         Metroplex Cable Television, Inc. (Texas Corp) 100%
            Sammons of Fort Worth (A partnership) 40%
         Pacific Communications, Inc. (Delaware Corp) 100%

 III. Consolidated Investment Services Inc. (Nevada Corp) 100% Richmond Holding Company, LLC (Delaware LLC) 5% Midland Advisors Company (South Dakota Corp) 100% Vinson Supply (UK) LTD. (United Kingdom Corp) 50%

      A. INSURANCE
         Sammons Financial Holdings, Inc. (Delaware Corp) 100%
           Midland National Life Insurance Company (South Dakota Corp)
           99.9%
                (FEDID #46-0164570 NAIC CO Code 66044 SD)
           NACOLAH Holding Corporation (Delaware Corp) 100%
                (FEDID #36-412699)
            Institutional Founders Life Insurance Company (Ill. Corp.) 100%,
                FEDID No. 36-3508234, NAIC Co. Code 85707, Group Code
                0431 IL
             North American Company for Life & Health Insurance (Ill.
             Corp)100%
                FEDID No. 36-2428931, NAIC Co. Code 66974, Group Code
                0431 IL
              North American Company for Life & Health Insurance of
                New York (New York Corp.), 100%
                FEDID No. 361556010, NAIC Co. Code 91286, Group Code
                0431 NY
              NACOLAH Life Insurance Company (Ill. Corp.) 100%
                FEDID No. 36-3723034, NAIC Co. Code 85456, Group Code 0431 IL
              NAC Holdings, Inc. (Delaware Corp.) 100%
              NACOLAH Ventures, L.L.C. (Delaware Corp.), FEDID No. 36-3495904 Midland Advisors Company (South Dakota Corp.) 100%

                    B. ALLIED
         CH Holdings Inc. (Delaware Corp) 100%
         Sammons Corporation (Texas Corp) 100%
         Sammons Realty, Inc. (Delaware Corp) 100%
         Wood Young and Company, Inc. (Texas Corp) 100% Cathedral Hill Hotel, Inc. (Delaware Corp) 100% Grand Bahama Hotel Company (Delaware Corp) 100%
             Jack Tar Grand Bahama Limited (Bahama Corp) 100%

      C. WATER
         Mountain Valley Spring Company (Arkansas Corp) 100%
         Water Lines Inc. (Arkansas Corp) 100%

      D. SUPPLY AND SERVICE
         Vinson Supply Company (Delaware Corp) 100%
            Vinson Supply (UK) LTD. (United Kingdom Corp) 50%
            Composite Thread Protectors (UK) LTD. (United Kingdom Corp)
            100%
            Myron C. Jacobs Supply Company (Oklahoma Corp) 100% Composite Thread Protectors, Inc. (Pennsylvania Corp) 100% Vinson Supply de Mexico S.A. de C.V. (Mexico Corp) 98%
         Otter Inc. (Oklahoma Corp) 100%
            Vinson Supply de Mexico S.A. de C.V. (Mexico Corp) 2% Briggs-Weaver Inc. (Delaware Corp) 100%
            TMIS Inc. (Texas Corp) 100%
               Briggs-Weaver de Mexico S.A. de C.V. (Mexico Corp) 2%
            Sealing Specialists of Texas, Inc. (Texas Corp) 100% Briggs-Weaver de Mexico S.A. de C.V. (Mexico Corp) 98%
         Vinson Marrero Company (Delaware Corp) 100%

Item 27. Number of Contract Owners
    As of December 31, 1997 there were 1,128 holders of nonqualified contracts and 1,990 holders of qualified contracts.

Item 28. Indemnification
The Company indemnifies actions against all officers, directors, and employees to the full extent permitted by South Dakota law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.

Item 29a.Relationship of Principal Underwriter to Other Investment Companies Walnut Street Securities, the principal underwriter of the Registrant is also the principal underwriter for flexible premium variable life insurance contracts issued through Midland National Life Separate Account A.
Walnut Street Securities, the principal underwriter of the Registrant is also the principal underwriter for General American Life Insurance
Company as well as Paragon Life Insurance Company.

Item 29b.Principal Underwriters
Unless otherwise noted, the address of each director and executive officer ofWalnut Street Securities is 670 Mason Ridge Center Drive, Suite 300, St. Louis MO 63141-8557

      Name and Principal            Position and Offices
      Business Address           With Walnut Street Securities
       Richard J. Miller          Pres., CEO, Dir.
       Nancy L. Gucwa             Chief Operating Officer, E.V.P., Dir.
       Steve Abbey                Chief Compliance Officer, V.P., Securities
                                  Registered Options Principal, Municipal
                                  Securities Registered Principal
       Don Wuller                 Sr.V.P.Admin, CFO
       Margret Witt               Compliance Registered Options Principal
       Randall Vogel              Chief Operations Officer
       Milton F. Svetanics Jr.    Dir., Chief Legal Officer, V.P.
       Mathew P. McCauley         Dir.
       Dona Barber                Dir.
       Bernard H. Wolzenski       Dir.
       Stephen Palmitier          Dir.
       Kevin Eichner              Dir.
       Genmark, Inc.              Owner

Item 29c.Compensation of Principal Underwriters
The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

   (1)             (2)            (3)            (4)          (5)
                   Net
   Name of         Underwriting
   Principal       Discount and   Compensation   Brokerage
   Underwriter     Commissions    On Redemption  Commissions
   Compensation

   Walnut Street   1,310,003.97      0              0                0
   Securities

Item 30. Location of Accounts and Records
The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at:

One Midland Plaza
Sioux Falls, SD  57193

Item 31. Management Services
No management related services are provided to the Registrant, except as discussed in Parts A and B.

Item 32. Undertakings and Representations - Midland National Life
Insurance Company represents that all fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses to be incurred and the risk assumed by Midland National Life Insurance Company.

(a) A post-effective amendment to this registration statement will be filed as frequently as is necessary to ensure that the audited financial statement in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Any application to purchase a contract offered by the prospectus will include a space that an applicant can check to request a Statement of Additional Information.

(c) Any Statement of Additional Information and any financial statements required to be made available under this form will be delivered promptly upon written or oral request.

Section 403(b) Representation

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP--88), regarding sections 22(e), 27(c)(1), and 27(d) of the Investment Company
Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

Statement Pursuant to Rule 6c-7

Midland National Life and Separate Account C rely on 17 C.F.R. Section
270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, Midland National Life and Separate Account C are exempt from the provisions of Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

REVVA ITEM24

                             SIGNATURES
                             __________


    As required by the Securities Act of 1933, and under the Investment Company Act of 1940, the Registrant, Midland National Life Separate Account C has caused this Registration Statement to be signed on its behalf in the City of Sioux Falls, South Dakota on the 12th day of February, 1998.

                                  Midland National Life Separate Account C
(Seal)                        By: Midland National Life Insurance Company



                                   By:_/s/Michael_M._Masterson______________
                                             President


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following
    Directors of Midland National Life Insurance Company in the capacities and on the dates indicated.

Signature                  Title                        Date
---------                  -----                        ----

   _________________________  Chairman of the Board      February 12, 1998
   John C. Watson

/s/Michael_M._Masterson_____  Director, Chief            February 12, 1998
   Michael M. Masterson       Executive Officer
                              and President

/s/John_J._Craig_II_________  Director, Executive        February 12, 1998
   John J. Craig II           Vice President

/s/Russell_A._Evenson_______  Director, Senior Vice      February 12, 1998
   Russell A. Evenson         President and Chief
                              Actuary

/s/Steven_C._Palmitier______  Director, Senior Vice      February 12, 1998
   Steven C. Palmitier        President and Chief
                              Marketing Officer

/s/Thomas_M._Meyer__________  Vice President and         February 12, 1998
   Thomas M. Meyer            Chief Financial
                              Officer

   ______________________     Director                   February 12, 1998
   Robert W. Korba

   ______________________     Director                   February 12, 1998
   James N. Whitson

REVVA   MNLVA

                      Registration No. 33-64016
                   POST EFFECTIVE AMENDMENT NO. 5



______________________________________________________________________________
______________________________________________________________________________



                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                ______________________________________________



                                  EXHIBITS

                                     TO

                                  FORM N-4

                           REGISTRATION STATEMENT

                                   UNDER

                         THE SECURITIES ACT OF 1933

                                    FOR

                           MNL SEPARATE ACCOUNT C

                                    AND

                   MIDLAND NATIONAL LIFE INSURANCE COMPANY

                ______________________________________________








_____________________________________________________________________________
_____________________________________________________________________________

N-4EXH VAMNL

                        EXHIBIT INDEX

Item 24.

  (b) (1) Resolution of the Board of Directors of Midland National Life Insurance Company authorizing establishment of Separate
          Account C.

  (b) (3)  (a)  Principal Underwriting Agreement between Midland National
                Life Insurance Company and Walnut Street Securities
           (b)  Registered Representative Contract

  (b) (4)  (a)  Form A053A1 Flexible Premium Deferred Variable Annuity Contract
           (b)  Maturity Date Endorsement for Qualified Contracts
           (c)  Endorsement for Tax Sheltered Annuity
           (d)  Form A057A1 Flexible Premium Deferred Variable Annuity
                Contract

  (b) (5) (a)  Form of Application for Flexible Premium Deferred Variable
               Annuity Contract
          (b)  Supplement to Application

  (b) (6) (a)  Articles of Incorporation of Midland National Life Insurance
               Company
          (b)  By-laws of Midland National Life Insurance Company

  (b) (8) (a) Form of Participation Agreement between Midland National Life
              Insurance Company and Fidelity VIP I and VIP II

          (b) Form of Participation Agreement between Midland National Life Insurance Company and Fidelity VIP III

          (c) Form of Participation Agreement between Midland National Life Insurance Company and American Century Investment Services Inc.

  (b) (9) Opinion and Consent of Counsel

  (b)(10) (a)  Consent of Counsel
          (b)  Consent of Independent Auditors

REVVA INDX

Item 24. (b) (1) Resolution of the Board of Directors of Midland National Life Insurance Company authorizing establishment of Separate Account C.

                                   RESOLUTION


BE IT RESOLVED, that the Company pursuant to the provisions of Chapter 58-28 of the South Dakota Insurance Code, hereby establishes a separate account designated, "Midland National Life Separate Account C" (hereinunder "Separate Account C") for the following use and purposes, and subject to such conditions as are hereinafter set forth;

FURTHER RESOLVED, that the Separate Account C shall be established for the purpose of providing for the issuance by the Company of such variable annuity contracts (Contracts) as the Board of Directors may designate and shall consti-tute a separate account into which allocated amounts are paid to or held by the Company under such Contracts; and

FURTHER RESOLVED, that the income, gains and losses, whether or not realized, from assets allocated to the Separate Account C shall, in accordance with the Contracts, be credited to or charged against such account without regard to other income, gains, or losses of the Company; and

FURTHER RESOLVED, that the fundamental investment policy of the Separate Account C shall be to invest or reinvest the assets of the Separate Account C in securities issued by such investment companies registered under the Investment Company Act of 1940 as may be specified in the respective Contracts; and

FURTHER RESOLVED, that Separate Account C shall be divided into Investment Divisions, each of which shall invest in the shares of an investment company, and net premiums under the Contracts shall be allocated to the eligible portfolios set further in the Contracts in accordance with instructions received from owners of the Contracts; and

FURTHER RESOLVED, that the Board of Directors expressly reserves the right to add, combine, or remove any Investment Divisions of Separate Account C as it may hereafter deem necessary or appropriate; and

FURTHER RESOLVED, that any two of the following: the President, any Vice President, the Secretary, the Treasurer and the Controller be, and hereby are authorized to specify from time to time by written instrument, duly attached to and made a part of the records of the Company;

         (1) Those persons who shall be authorized to deposit such amount in the Separate Account C or in each investment division thereof as may be necessary or appropriate to facilitate the commencement of the Separate Account C's operations;

         (2) Those persons who shall be authorized to transfer funds from time to time between the Company's general account and the Separate Account C as deemed necessary or approp-riate and consistent with the terms of the Contracts.

FURTHER RESOLVED, that the Board of Directors of the Company be, and hereby is authorized to change the designation of the Separate Account C to such other designation as it may deem necessary or appropriate; and

FURTHER RESOLVED, that the appropriate officers of the Company, with such assistance from the Company's auditors, legal counsel, and independent consultants or others as they may require, be, and they hereby are, authorized and directed to take all action necessary to: (a) Register the Separate Account C as a unit investment trust under the Investment Company Act of 1940, as amended; (b) Register the Contracts in such amounts, which may be an indefinite amount, as the officers of the Company shall from time to time deem appropriate under the Securities Act of 1933; and (c) Take all other actions which are necessary in connection with the offering of said Contracts for sale and the operation of the Separate Account C in order to comply with the Investment Company Act of 1940, the Securities Exchange Act of 1934, the Securities Act of 1933, and other applicable federal laws, including the filing of any amendments to registration statements, any undertakings, and any applications for exemptions from the Investment Company Act of 1940 or other applicable federal laws as the officers of the Company shall deem necessary or appropriate; and

FURTHER RESOLVED, that the President, any Vice President, and the Secretary, and each of them with full power to act without the others, hereby are severally authorized and empowered to prepare, execute, and cause to be filed with the Securities and Exchange Commission on behalf of the Separate Account C and by the Company as sponsor and depositor, a Form of Notification of Registration Statement under the Securities Act of 1933 registering the Contracts, and any and all amendments to the foregoing on behalf of the Separate Account C and the Company and on behalf of and as attorneys for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Company; and

FURTHER RESOLVED, that Jack L. Briggs and Frederick R. Bellamy are hereby appointed as agents for service under any such registration statement duly authorized to receive communication and notices from the Securities and Exchange Commission with respect thereto; and

FURTHER RESOLVED, that the appropriate officers of the Company be, and they hereby are, authorized on behalf of the Separate Account C and on behalf of the Company to take any and all action that they may deem necessary or advisable in order to sell the Contracts, including any registrations, filings, and qualifications of the Company, its officers, agents and employees, and the Contracts under the insurance and securities laws of any of the states of the United States of America or other jurisdictions, and in connection there with to prepare, execute, deliver, and file all such applications, reports, covenants, resolutions, applications for exemptions, consents to service or process and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Company may deem necessary or desirable (including entering into whatever agreements and contracts as may be necessary) in order to maintain such registrations or qualifications for as long as said officers or counsel deem it to be in the best interest of the Separate Account C and the Company; and

FURTHER RESOLVED, that the President, any Vice President, and the Secretary be, and hereby are, authorized in the names and on behalf of the Separate Account C and the Company to execute and file irrevocable written consents on the part of the Separate Account C and the Company to be used in such states where such consents to service of process may be requisite under the insurance or securities laws therein in connection with said registration or qualification of Contracts and to appoint the appropriate state official, or such other person as may be allowed by said insurance or securities laws, agent of the Separate Account C and of the Company for the purpose of receiving and accepting process; and

FURTHER RESOLVED, that the President of the Company be, and hereby is authorized to establish procedures under which the Company will institute procedures for providing voting rights for owners of such Contracts with respect to securities owned by the Separate Account C; and

FURTHER RESOLVED, the the President of the Company is hereby authorized to execute such agreement or agreements as are deemed necessary and appropriate
(i) with North American Management, Inc. ("NAM"), or other qualified entity under which NAM or such other entity will be appointed principal under-writer and distributor for the Contracts and (ii) with one or more qualified entities to provide administrative and/or custodial services in connection with the establishment and maintenance of the Separate Account C and the design, issuance, and administration of the Contracts.

FURTHER RESOLVED, that, since it is expected that the Separate Account C will invest in the securities issued by one or more investment companies, the appropriate officers of the Company are hereby authorized to execute whatever agreement or agreements as may be necessary or appropriate to enable such investments to be made.

FINALLY RESOLVED, that the appropriate officers of the Company, and each of them, are hereby authorized to execute and deliver all such documents and papers and to do or cause to be done all such acts and things as are deemed necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.

SECRESO SEPACTC

Item 24.(b)(3)(a) Principal Underwriting Agreement between Midland National Life Insurance Company and Walnut Street Securities



PRINCIPAL UNDERWRITING AGREEMENT


THIS UNDERWRITING AGREEMENT made this 1st day of June, 1996, by and between Walnut Street Securities (hereinafter called "WSS") and Midland National Life Insurance Company (hereinafter called the "Company"), on its own behalf and on behalf of Midland National Life Insurance Separate Account A and Separate Account C (hereinafter "Separate Accounts"), separate accounts of the Company, witnessed that:

WHEREAS, the Separate Accounts were established under authority of a resolution of the Company's Board of Directors so the Company could set aside and invest assets attributable to certain flexible premium variable life contracts and variable deferred annuity contracts (hereinafter called the "Contracts") issued by the Company;

WHEREAS, the Company has registered the Separate Accounts as unit investment trusts under the Investment Company Act of 1940 (the
"Investment Company Act") and has registered the Contracts under the Securities Act of 1933;

WHEREAS, the Company and the Separate Accounts desire to have Contracts sold and distributed through WSS and WSS is willing to sell and distribute such Contracts under the terms stated hereinafter.

NOW THEREFORE, for and in consideration of these premises and the covenants and agreements hereinafter stated, the parties hereto agree as follows:

 1. The Company grants to WSS the right to be, and WSS agrees to serve as, a distributor and principal underwriter of the Contracts during the term of this Agreement. WSS agrees to use its best efforts to solicit applications for the Contracts, and to undertake, at its own expense, to provide all sales services relative to the Contracts and otherwise to perform all duties and functions which are necessary and proper for the distribution of the Contracts.

2. All premiums for the Contracts shall be remitted promptly in full together with such application forms and any other required documentation to the Company. Checks or money orders in payment of premium shall be drawn to the order of "Midland National Life
Insurance Company."

3. WSS agrees to offer the Contracts for sale in accordance with the prospectus therefor then in effect. WSS is not authorized to give any information or to make any representations concerning the Contracts other than those contained in the current prospectus therefor filed with the Securities and Exchange Commission or in such sales literature as may be authorized by the Company. Neither WSS nor any person, entity, agent or representative or associated through it shall make, use or provide any advertisement, sales document, circular, or any other document to a customer in connection with a solicitation or sale unless with the prior approval of the Company.

4. On behalf of the Separate Accounts, the Company shall furnish WSS with copies of all prospectuses, financial statements and other documents which WSS reasonably requests for use in connection with the distribution of the Contracts.

5. WSS represents that it is duly registered as a broker-dealer under the Securities Exchange Act and is a member in good standing of the NASD and, to the extent necessary to offer the Contracts, shall be duly registered or otherwise qualified under the securities and insurance laws of any state or other jurisdiction. WSS shall be responsible for carrying out its sales and underwriting obligations hereunder in continued compliance with the NASD Rules of Fair
Practice and federal and state securities and insurance laws and regulations. Without limiting the generality of the foregoing, WSS agrees that it shall be fully responsible for:

(a) ensuring that no person shall offer or sell the Contracts on its behalf until such person is duly registered as a representative of WSS, duly licensed and appointed by the Company, and appropriately licensed, registered, or otherwise qualified to offer and sell such Contracts under the federal securities and insurance laws and any applicable securities and insurance laws of each state or other jurisdiction in which such Contracts may be lawfully sold, in which the Company is licensed to sell the Contracts, and in which such persons shall offer or sell the Contracts; and

(b) training, supervising, and controlling of all such persons for purposes of complying on a continuous basis with the NASD Rules of Fair Practice and with federal and state securities and insurance law requirements applicable in connection with the offering and sale of the Contracts. In this connection WSS shall:

(1) conduct such training (including the preparation and utilization of training materials) as in the opinion of WSS is necessary to accomplish the purposes of this Agreement;

(2) establish and implement reasonable written procedures for supervision of sales practices of WSS agents, representatives, or brokers selling the Contracts; and

(3) take all reasonable and appropriate steps to ensure that its associated persons shall not sell a Contract in the absence of reasonable grounds to believe that the purchase of the Contract is suitable for such applicant.

6. Notwithstanding anything in this Agreement to the contrary, the Company through WSS, may enter into sales agreements with other independent broker-dealers for the sale of the Contracts. All such sales agreements entered into by WSS shall provide that each independent broker-dealer will assume full responsibility for continued compliance by itself and its associated persons with the NASD Rules of Fair Practice and applicable federal and state securities and insurance laws. All associated persons of such independent broker-dealers soliciting applications for the Contracts shall be duly and appropriately licensed, contracted or appointed by the Company for the sale of the Contracts under the insurance laws of the applicable states or jurisdictions in which such Contracts may be lawfully sold.

7. The Company shall apply for the proper insurance licenses in the appropriate states or jurisdictions for the designated persons associated with WSS or with other independent broker-dealers which have entered into agreements with WSS for the sale of the Contracts, provided that the Company reserves the right in its sole discretion to refuse to appoint any proposed registered representative as an agent or broker, and to terminate the insurance license, contract or appointment of an agent or broker once appointed. Agents and representatives associated with WSS and other independent broker-dealers are deemed independent contractors and nothing in this Agreement shall be construed to create the relationship of employer and employee.

8. The Company and WSS shall cause to be maintained and preserved for the periods prescribed such accounts, books, and other documents as are required of them by the Investment Company Act, the Security Exchange Act, the NASD, and any other applicable laws and regulations. The books, accounts and records of the Company, the Separate Accounts, and WSS as to all transactions hereunder shall be maintained so as to disclose clearly and accurately the nature and details of the transactions. The Company shall maintain such books and records of WSS pertaining to the sale of the Contracts and required by the Security Exchange Act or the NASD as may be mutually agreed upon from time to time by the Company and WSS; provided that such books and records shall be jointly owned property of WSS and the Company, and shall at all times be subject to such reasonable periodic, special or other examination by the SEC, the NASD, and all other regulatory bodies having jurisdiction. The Company shall have complete use of, and right to the information contained in such books and records. The Company shall be responsible for sending all required confirmations on customer transactions in compliance with applicable regulations, as modified by any exemptions or other relief obtained by the Company. WSS shall cause the Company to be promptly furnished with such reports as the Company may reasonably request for the purpose of meeting its reporting and recordkeeping requirements under all Federal and State Laws and Regulations, the Investment Company Act, Security Exchange Act, the NASD, and the insurance laws of the State of South Dakota and any other applicable states or jurisdictions.

9. The Company shall have the responsibility for paying (i) all commissions or other fees to its licensed or appointed representatives and agents which are due for the sale of the Contracts and (ii) any compensation to other independent broker-dealers and their associated persons due for the sale of the Contracts under the terms of any sales agreements between the Company and with such broker-dealers. Notwithstanding the preceding sentence, no associated person or broker-dealer shall have an interest in any deductions or other fees payable to WSS as set forth herein.

10. WSS and the Company agree to cooperate fully in any insurance regulatory investigation or proceeding or judicial proceeding arising in connection with the Contracts distributed under this Agreement. WSS and the Company further agree to cooperate fully in any securities regulatory inspection, inquiry, investigation or proceeding or any judicial proceeding with respect to the Company, WSS, their affiliates and their representatives to the extent that such inspection, inquiry, investigation or proceeding is in connection with Contracts distributed under this Agreement.
Without limiting the foregoing:

(a) WSS will be notified promptly of any customer complaint or notice of any regulatory inspection, inquiry, investigation or proceeding received by the Company with respect to WSS or any representative or which may affect the Company's issuance of any Contract marketed under this Agreement.

(b) WSS will promptly notify the Company of any customer complaint or notice of any regulatory inspection, inquiry, investigation or proceeding received by WSS or its affiliates with respect to WSS or any representative in connection with any Contract distributed under this Agreement or any activity in connection with any such Contract. In the case of a customer complaint, WSS and the Company will cooperate in investigating such complaint and arrive at a mutually satisfactory response.

11. The services of WSS to the Separate Accounts hereunder are not to be deemed exclusive and WSS shall be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.

12. (a) This Agreement may be terminated by either party hereto upon 60 days' written notice to the other party.

(b) This Agreement may be terminated upon written notice of one party to the other party hereto in the event of bankruptcy or insolvency of such party to which notice is given.

(c) This Agreement may be terminated at any time upon the mutual written consent of the parties thereto.

(d) This Agreement shall automatically be terminated in the event of its assignment.

(e) Upon termination of this Agreement, all authorizations, rights and obligations shall cease except the obligations to settle accounts hereunder, including payments of premiums or contributions subsequently received for Contracts in effect at the time of termination of the Contracts issued pursuant to applications received by the Company prior to termination.

13. All notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given and made upon being delivered either by courier or fax delivery to the Party for whom it is intended, provided that a copy thereof is deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail, bearing the address shown in this Section 13 for, or such other address as may be designated in writing hereafter by, such part;

(a)     If to WSS:      Walnut Street Securities, Inc.
    670 Mason Ridge Center Drive
    Suite 300
    St. Louis, Missouri  63141
    Attention:  Nancy L. Gucwa

(b)     If to the Company:      Midland National Life Insurance
                   Company
                   One Midland Plaza

                   Sioux Falls, South Dakota  57193
                   Attention:  Michael M. Masterson

14. This Agreement shall be subject to the provisions of Investment Company Act and the Securities Exchange Act and the rules, regulations, and rulings thereunder and of the NASD, from time to time in effect, including such exemptions from the Investment Company Act as the Securities and Exchange Commission may grant, and the terms hereof shall be interpreted and construed in accordance therewith. Without limiting the generality of the foregoing, the term "assigned" shall not include any transaction exempted from section 15(b)(2) of the Investment Company Act.

WSS shall submit to all regulatory and administrative bodies having jurisdiction over the operations of the Separate Accounts, present or future, any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws or regulations.

15. The Company agrees to reimburse WSS the estimated annual costs WSS incurs in connection with certain financial reporting WSS has to make relating to the sale of the Contracts described herein. Such estimated annual costs shall be mutually agreed upon by WSS and the Company for each calendar year on or before September of the preceding year, except that the estimated costs for 1996 of Sixty-Five Hundred Dollars ($6,500) shall be paid by the Company to WSS within 20 days following the execution of this Agreement by both parties. Within 20 days following the end of each calendar year during the term of this Agreement, the Company shall make a payment to WSS for the mutually agreed upon estimated costs.

16.Company shall indemnify and hold WSS, its officers, employees, agents, and affiliated companies, harmless from all claims, actions, suits, judgments, liabilities, losses, costs and expenses, including reasonable attorneys' fees, which result, directly or indirectly, from any negligent act, omission or misrepresentation of Company, arising out of the sale of the Contracts or for breach of the Agreement.

WSS shall indemnify and hold the Company, its officers, employees, agents, and its affiliated companies harmless from any and all claims, actions, suits, judgments, liabilities, losses, costs and expenses, including reasonable attorneys' fees, which result, directly or indirectly, from any negligent act, omission or misrepresentation of WSS arising out of the sale of the Contracts or any of its representatives or agents, or for breach of the Agreement.

The agreements of indemnification contained in this Paragraph 16 shall survive the termination of this Agreement and be binding on the successors and assigns of the parties hereto.

17. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

18. This Agreement shall be construed and enforced in accordance with the governed by the laws of the State of South Dakota.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officials thereunder duly authorized and seals to be affixed, as of the day and year first above written.





MIDLAND NATIONAL LIFE INSURANCE COMPANY



Attest: __Jack_L._Briggs__
Jack L. Briggs, Secretary

    By:     __Michael_M._Masterson__
         Michael M. Masterson, President






         WALNUT STREET SECURITIES


Attest:
                        , Secretary

    By:     __Nancy_L._Gucwa__
         Nancy L. Gucwa, Chief Operating Officer

0012DRA2 PMP

Item 24. (b) (3) (b)  Registered Representative Contract

                      REGISTERED REPRESENTATIVE AGREEMENT
                                    BETWEEN
                         WALNUT STREET SECURITIES, INC.
                                      AND

                      MIDLAND NATIONAL LIFE INSURANCE COMPANY


     This Agreement is by and between Walnut Street Securities, Inc. (hereafter referred to as "Company") , and the undersigned Registered Representative (hereafter referred to as "Contractor") .

     Whereas, Company is a securities broker/dealer licensed and qualified to transact business pursuant to rules and regulations promulgated by the Securities and Exchange Commission (SEC) , the National Association of Securities Dealers, Inc. (NASD) , and certain state administrative authorities; and

     Whereas, Contractor is currently a duly qualified and licensed Registered Representative in good standing pursuant to the rules and regulations of all applicable State and Federal administrative authorities and regulatory associations; and

     Whereas, the parties mutually desire to enter into this Agreement so that Contractor may transact securities sales through Company under the following terms and conditions:

     Now therefore, in consideration of the mutual promises, conditions and covenants as hereinafter set forth, the parties hereto agree as follows:

1.  BASIC ENGAGEMENT

    Contractor is hereby engaged by the Company as an independent contractor to solicit and obtain applications and orders for the purchase and sale of investment company shares and other securities and investments approved by Company. Contractor will represent Company only in states where Company and Contractor are properly licensed, and only with respect to the types of activities in which Company and Contractor are legally permitted to engage. Contractor shall make no solicitation for any securities until he/she has been authorized by Company to do so.

2.  DUTIES OF CONTRACTOR

       Regulatory Compliance: Contractor shall familiarize himself/ herself with and at all times during the term of this Agreement shall comply with, the rules and interpretations of the NASD, regulations and rules of the SEC, and all other statutes, regulations, and rules of the federal government and any state governmental or regulatory agency which may now or thereafter apply to Contractor's activities.

       Licenses: Contractor shall timely apply for, obtain, and maintain all necessary licenses, permits, and registrations as are required by any statute, rule or regulation in connection with Contractor's activities thereunder.

       Supervisory Procedures Manual: Contractor shall at all times strictly follow and adhere to the requirements and standards set forth in Company's Supervisory Procedures Manual, including any amendments added to it in the future, and any company policies not contained in the Manual.

       Sales Literature: Contractor shall not use in connection with his activities hereunder, whether by direct mail, personal distribu-tion of printed material, newspaper, radio, telephone, television, or by any other media, any sales or advertising literature not specifically authorized by Company for that purpose.

       Selling Through Registered Representatives: Contractor shall perform all securities selling and distribution activities alone or only in conjunction with other Registered Representatives or associated persons of Company unless otherwise approved in writing by a Supervisory Officer of Company.

       Work Schedule: Contractor shall be free to determine his/her own working hours. However, Contractor shall be expected to attend all staff meetings, briefings, and supervisory and educational sessions to which he is invited by a Supervisory Officer of Company.

       Record Keeping: Contractor shall complete and maintain such files and records as Company may require in its written supervisory procedures.

       Solicitation:

          In soliciting the purchase or sale of any security, Contractor shall fully disclose all material facts relating thereto (which shall include delivery of a current prospectus, memorandum or offering circular relating to such security , shall not make any untrue statement or misrepresentation, or omit any material fact concerning the securities involved, and shall fully explain the terms of any contractual arrangements relating thereto to the prospective purchaser or seller.

          Contractor agrees, in connection with all solicitations, not to take or recommend any action which he/she has reason to believe is not suitable for or in the best interests of his/her client or customer.

          Contractor agrees to indemnify Company against any violations of Paragraphs 2(H (I) or 2(H) (ii).

       Approved Products: Contractor shall offer for sale and sell only products that have been approved in advance by Company. Without express prior written approval of Company, Contractor shall not act for any customer in any dealings in securities except as a representative of Company, and will not accept remuneration in any form, directly or indirectly, on account of dealings in unapproved securities.

       Prohibition Against Commingling: Under no circumstances shall Contractor commingle funds received from investors for securities purchased with Contractor's own funds, whether in a personal, business, trust, or special account. All funds so received shall forthwith be forwarded to Company.

       Production Standards: Contractor shall meet such sales production standards as are announced by Company from time to time.

       Indemnification: Contractor shall indemnify, protect, defend and hold harmless Company against any claims, charges, fines, damages, assessments, and any legal expenses incurred by Company arising from Contractor's negligence or failure to comply with the provisions of any applicable law or regulation, the rules of the NASD or any other regulatory association, or the procedures and policies established by Company.

       Customer Fails: Contractor shall be liable and fully responsible for any loss which the Company sustains as a result of any transaction entered into involving a customer or customer account which is under Contractor's management including, but not limited to, all costs of client reneges, failure to comply with margin calls and all other matters which involve the failure of a customer to meet his or her just financial responsibility, and Contractor will indemnify the Company for any and all such losses including the Company's attorney's fees and other related legal fees and costs, damages, expenses, claims or liabilities resulting from such customer transactions.

3.  COMPENSATION

     Rate: Contractor's sole compensation from Company shall be in the form of commissions earned on securities sold by Contractor and such bonuses as Company shall determine. Company's commission schedule may vary according to production standards or the type of security being sold. However, unless otherwise agreed between the parties, Contractor shall receive a percentage of the dealer's concession or other commission received by Company on account of his sales. This percentage and other compensation terms are set forth in the commission schedule hereto and incorporated herein by reference.
     For these purposes, a securities "sale" shall occur if and only if a transaction has been concluded, all applicable offering and subscription documents have been duly executed, and the issuer or escrow agent has distributed the dealer's concession to Company in connection with such transaction. Company reserves the right to impose a service charge on certain transactions executed through Company's clearing correspondent(s .

     For "staged" or installment sales of securities, Company shall owe the agreed-upon share of the dealers concession to Contractor only as to the portion of the installment which is then paid in cash to the issuer and provided the issuer in turn has paid a dealer's concession to Company. If Company and issuer agree to any form of accelerated payment schedule regarding dealer's concessions paid on staged-payment transactions, the Contractor shall also participate in such accelerated payment schedule.

     In the event that any securities transaction is rescinded or revoked and Company is required to refund its dealer's concession to the issuer as to such sale, then Company has the right to require Contractor to refund any commission he/she received in connection with such securities transaction, and may offset this amount against money owed to Contractor.

     When Due: Contractor hereby waives any and all rights to receive payment of commissions due until such time as Company is in receipt of the dealer's concessions. Contractor affirms that Company's liability of dealer's concessions payable is limited to the proceeds of dealer's concessions associated with his sales actually received.

     Furthermore, no commissions shall be payable by Company relative to any security sale for which all documentation required by Company is incomplete, not in Company's possessions, or the transaction was completed in a manner not consistent with Company's policies and procedures.

     Offsets and Minimums: Company shall have the right to offset against commissions any charges to the Contractor occasioned by improper activity, dishonored installment payments, failed trades or deliveries, and similar items, including expenses. Company shall also have the right of offset against commissions due to Company's parent (General American Life Insurance Company) or any of Company's affiliates which have arisen by or on behalf of Contractor.

     Company will pay no commissions on securities sales which generate commissions of less than $1.00. The Company will pay no commission for any payment period in which the total of commissions due Contractor is less than $100.00. Commissions due of less than $100.00 per payment period will be carried forward by Company and paid to Contractor when the total due exceeds this amount.

     Payment of Commissions Upon Termination: All unpaid commissions earned by Contractor, including, but not limited to, commissions earned in customer accounts by reason of subsequent installment payments, dividend reinvestment, etc., shall be paid by Company to Contractor for one month following termination of this Agreement unless this Agreement is terminated by Company due to violation of its terms or for production which does not meet Company standards, in which event all unpaid commissions due Contractor shall be forfeited.

     Company shall have the right to offset against commission any charges to Contractor occasioned by improper activity or dishonored installment payments, failed trades or deliveries, expenses of termination, and similar items. Company shall also have the right to offset all expenses of investigation and reasonable attorney's fees.

     The minimum payment standards outlined in 3(C above will apply to payments after termination.

     Death or Disability of Contractor: In the event that this Agreement is terminated by reason of the death or permanent and total dis-ability of Contractor, Company shall pay to the legal representative of the deceased or to the former Contractor as the case may be, all commissions due pursuant to this Agreement, subject to the limita-tions contained in Paragraph 3(C . The rate of commissions shall be the same rate the Contractor was receiving at the time of his death, disability or termination.

4.  COMPANY'S OBLIGATIONS

    The Company's only obligation hereunder is to pay the agreed-upon compensation and to take all steps necessary to assure that Company always complies with all requirements of the SEC, the NASD, and the various state securities regulators.

5.  RELATIONSHIP OF THE PARTIES

       Nothing herein shall be construed to create the relation of employer and employee between Company and Contractor. Contractor may exercise his/her own judgment as to those persons from whom he/she will solicit subscriptions and orders for securities, the method of solicitation, and the time and place of solicitation; provided however, that in such activities Contractor shall conform to such supervision and policies as may be established by Company in order to comply with all applicable statutes, rules and regulations governing the solicitation of subscriptions and orders for the purchase or sale of securities.

       "Supervision" as used herein is a technical term defined by the Rules of Fair Practice of the NASD and certain securities regulators, and relates only to the propriety or impropriety of making offers, sales and purchases of securities. Contractor will not have to report to any employee of the Company on matters not related to securities compliance. He/she is free to work as much or as little as he/she chooses in any location he/she chooses. Contractor will have complete control over the details of her/her work.

       Fringe Benefits: Contractor shall receive no fringe benefits under this Agreement whatsoever: no insurance benefits, no disability income, no vacation pay, and no expense reimbursement. Contractor is not entitled to participate in any profit-sharing or pension retirement plan provided for Company's employees.

       Contractor's Expenses: Contractor shall be solely responsible for all his/her expenses, including but not limited to travel, enter-tainment, office expense, telephone, education expense, dues, subscriptions, and shall receive no renumeration or reimbursement of any nature whatsoever other than the commission referred to herein.

       Area: Contractor is neither assigned nor limited to any geographical or demographically territory for client soliciations other than those imposed by his/her licenses or registrations.

       Records: Contractor shall maintain his/her own books and records in whatever format he/she elects, provided he/she supplies
       Company the information it specifies in a readiliy accessible and recognizable form.

UNIQUE RELATIONSHIP

    This Agreement and Contractor's relationship with Company are unique and separate from any Agreement Company may have with any other person. Contractor's rights and obligations with respect to the Company are entirely dependent upon this Agreement. Contractor agrees, however, not to sell any securities except through Company unless Company agrees in writing to a sale through another broker/ dealer. Company maintains the right to enter into other independent-contractor agreements with other Registered Representatives on terms which may be more or less favorable than those contained herein, without affording Contractor any rights under such other Agreements.

EMPLOYEES OF CONTRACTOR

    Contractor agrees that any persons whom Contractor shall employ to assist him in the performance of his/her duties hererunder shall be the employees of Contractor and not employees or agents of Company. Contractor shall take such steps as are necessary and appropriate to ensure that none of his/her employees thinks himself/herself to be a Company employee, and that no employee who does not have his/her own contract with Company purports to represent Company in dealing with the public.

NO IMPLIED AUTHORITY TO CONTRACT

    Contractor shall have no authority to bind Company by any statement, promise, representation, agreement or contract of any kind, or to waive any of Company's rights, or to obligate Company in any way unless specifically authorized to do so by Company in writing.

NO AUTHORITY TO ASSIGN

    This Agreement is one for the services of Contractor, who shall not be entitled to assign or delegate to any other person the authority and obligations assumed or any rights, claims or interests granted or arising hereunder without first obtaining Company's written consent.

AUTHORIZATION TO RECORD

    Contractor acknowledges and agrees that telephone conversation with company and its employees in which purchase or sale orders or their requests in conjunction with this Agreement are made, or may be made, may be recorded by Company in order to resolve any questions which may arise out of such orders or requests. Contractor hereby consents to the recording of such telephone conversations, and agrees to be bound by the statements made and recorded.

TERMINATION

    This Agreement shall continue indefinitely unless and until terminated by either party. Termination of this Agreement by either party may be with or without cause and is accomplished at such time either party mails or delivers to the other written notice.

    Upon termination of this Agreement, Contractor agrees to return to Company the Supervisory Procedures Manual and any other manuals or records as may be requested by Company. Contractor also agrees that all stationery, brochures, etc. which disclose Contractor's relation-ship with Company shall be immediately destroyed upon termination of this Agreement.

APPLICABLE LAW

    This Agreement shall be controlled, construed, and enforced in accordance with the laws of the State of Missouri.

NO WAIVER

    No waiver, express or implied, by Company of a default by Contractor under this Agreement shall constitute a waiver of any subsequent default; and following a waiver, express or implied, a demand for strict compliance thereafter need not be served on Contractor.

PARTIAL INVALIDITY

    If any term, condition, or provision of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforce-able, the remainder of the provisions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

CAPTIONS

    The captions of this Agreement are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction, or meaning of the provisions of this Agreement.

INTERPRETATION AND DEFINITIONS

    Unless otherwise provided in this Agreement, the masculine gender includes the feminine, the singular number includes the plural, and the word "person" includes corporation, partnership, firm, or association wherever the context so requires.

ENTIRE AGREEMENT

    This Agreement supersedes all previous agreements, whether oral or written, between Company and Contractor, and embodies all representa-tions, inducements, understandings and agreements of the parties hereto relating to the subject matter hereof. The terms hereof may not be changed except in writing duly signed by Company and Contractor or as otherwise specified by the terms of this Agreement.

TIME OF THE ESSENCE NOTICE

    Time is of the essence with respect to this Agreement.

NOTICE

    Contractor shall immediately advise Company of any action or fact whatsoever which comes to Contractor's knowledge which may possibly constitute a violation of any securities laws or regulations with respect to Company or Contractor or with respect to any party who is, has been, or may be doing business with Company. Contractor shall promptly notify Company of any past, present, or future investiga-tions or inquires by governmental agencies and will send to Company copies of all correspondence sent to or received from such govern-mental agencies as and when sent or received. All notices called for in this Agreement shall be in writing and shall be sufficient if sent by ordinary mail to the addresses specified below or to such other address as shall be designated by one party in writing to the other party.

   IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its corporate name by one of its corporate officers, and the Contractor has set his hand to this Agreement as of the day and year written below.

Dated: _____________________________

"CONTRACTOR"                                   "COMPANY"


___________________________________
_________________________________
             Signature                          Signature


___________________________________    Name:
___________________________
     Print Name
                                    Title: _____________________________

                                           Walnut Street Securities, Inc.
                                           1801 Park 270 Drive, Ste. 220
                                           St. Louis, MO  63146
Address:

___________________________________

___________________________________

SEC WSSREP

Item 24.(b)(4)(a) Form A053A1 Flexible Premium Deferred Variable
Annuity Contract

In this Contract, the terms "We", "Our", and "Us" are used to refer to Midland National Life Insurance Company; the terms "You" and "Your" refer to the Owner of this Contract.

If the Annuitant and Owner are living on the Maturity Date, We will pay a monthly life income to the Annuitant starting on the Maturity Date, or We will pay the Maturity Value to You upon request.

If We receive due proof of the Annuitant's death prior to the Maturity Date, We will pay the Death Benefit of the Contract at the time We receive due proof of the Annuitant's death and an election of how the Death Benefit is to be paid.

This Contract is a legal contract between You and Midland National Life Insurance Company. READ YOUR CONTRACT CAREFULLY. A guide to its contents is on Page 2. A summary is on Page 3. If there is a question about it, or if there is a claim, contact Your Midland Agent or Our Home Office.

Right To Examine Contract

You may examine this Contract and if for any reason You are not satisfied with it, You may return it to Us by delivering or mailing it to the Agent through whom it was purchased or to Our Home Office. This must be done ten days after the Contract Date. We will then deem this Contract void from the start and refund the greater of 1) the premiums paid; or 2) the Contract Value plus the sum of all charges deducted from the Contract Value.

Signed for the Company at its Home Office on the Contract Date.

Jack L. Briggs
Secretary

Michael M. Masterson
President

FLEXIBLE PREMIUM VARIABLE ANNUITY

Deferred Annuity.  Death Benefit Payable If Death Occurs Before
Maturity Date. Flexible Premiums. Optional Maturity Date. Not Eligible for Dividends. Contract Values will Reflect the Investment Experience of Our Separate Account and Interest Earned in the General Account.



Contract Summary

We offer this summary to help You understand this Contract.
This summary does not go into detail. We do not intend that it change any of the provisions of this Contract. You should read the actual provisions for full information and any limits which may apply. The "Contract Provisions" section on the inside of the front cover shows where the provisions may be found.

This is a flexible premium deferred variable annuity contract.
Premium payments after the first one may vary in amount and frequency within certain limits. This Contract is designed to provide a retirement income to the Annuitant. If the Annuitant and Owner are living on the Maturity Date, We will pay the Annuitant a monthly income unless another choice has been made. We will pay a death benefit if the Annuitant dies before the Maturity Date and while this Contract is in force. This money often is not taken in one sum. For all or part of it, another form of payment may be available.

Your Contract Value will change in proportion to the investment experience of the Investment Divisions You have chosen.

If the Annuitant dies and the choice of payment has not been made, the person who is entitled to receive the money may be able to do so.

There are other rights available to You during the lifetime of the Annuitant. Unless We amend it to say otherwise, the Contract gives You these rights, among others:

You may assign this Contract.
You may change the Owner or any Beneficiary.
You may surrender this Contract for its Withdrawal Value.
You may make a Partial Withdrawal.
You may change the Maturity Date.



Definitions

We define here some of the main words and phrases used in this Contract. We explain others, not defined here, in other parts of the Contract.

Annuitant - the person whose name is shown on page 1. He or she need not be the Owner.

Example: Suppose We issue a Contract with Your spouse named as the Annuitant. You applied for it and named no one else as Owner. Your spouse is the Annuitant and You are the Owner.

Issue Age - the Annuitant's age, on the birthday nearest to the Contract Date, as shown on page 1.

Attained Age - the Issue Age plus the number of completed contract years since the Contract Date.

Owner - the person who has control of the rights and values provided in this Contract. Often the Annuitant is the Owner, but not always. The Owner is Specified on page 1. "You" or "Your" is used to refer to the Owner in this Contract.

Policy - this basic document plus any amendments, not including the application or any riders.

Contract - this Policy, together with the application and any riders.

Contract Date - the date, shown on page 1, that this Contract goes into effect.

Income Date - the annuity starting date as defined in the Internal Revenue
Code.

Anniversary or Contract Anniversary - the same month and day as the Contract Date in each later year.

Example:
If the Contract Date is January 9, 1993, the first contract anniversary is January 9, 1994, the second contract anniversary is January 9, 1995, and so on.

Contract Year - a year which starts on the Contract Date or on an anniversary.

Example:
If the Contract Date is June 3, 1993, the first contract year starts on June 3, 1993, and ends on June 2, 1994; the second contract year starts on June 3, 1994, and ends on June 2, 1995, and so on.

Contract Month - a month which starts on the same day as the Contract Date in each month.

Example:
If the Contract Date is June 3, 1993, the first contract month starts on June 3,1993, and ends on July 2, 1993; the second contract month starts on July 3,1993, and ends on August 2, 1993, and so on.

Business Day - Day when We and the New York Stock Exchange are open for business.

Valuation Period - A Valuation Period is the interval of time beginning at the close of the New York Stock Exchange on each Business Day and ending at the close of the New York Stock Exchange on the next Business Day.



Premiums

The Total First Premium and the Proposed Annual Premium are shown on page 1. Premiums paid after the first may be in any amount, except that no one premium may be less than $50. Total premiums paid in any one Contract Year cannot exceed $50,000. Premiums paid after the first may vary in frequency.
Premium payments may not continue after the Maturity Date. Premiums are to be paid to Us at Our Home Office or through an agent authorized to receive premium payments. A receipt, signed by Our President or Secretary, will be furnished and countersigned by such authorized agent.



Your Investment Options

The Separate Account.
Our Separate Account is a unit investment trust registered with the Securities Exchange Commission (SEC) under the Investment Company Act of 1940. It is also subject to the laws of South Dakota. We own the assets of ao the Account; We keep them separate from the assets of Our General Account. We established the account to support variable annuity contracts.

Initial Allocation.
Your Total First Premium will be allocated to the Money Market Investment Division regardless of the allocation percentages You have indicated.
Fifteen days from the Contract Date, the value in the Money Market Investment Division will be transferred to the Investment Divisions as specified by You in the application. Any additional premiums received before this transfer will also be placed in the Money Market Investment Division and transferred fifteen days after the Contract Date.

Allocations.
The Separate Account has several Investment Divisions. We list them on the application. You determine, using percentages, how premium amounts will be allocated to Our General Account or among the Investment Divisions.
You may
choose to allocate nothing to Our General Account or to a particular Investment Division. But any allocation You make must be at least 10 percent; You may not choose a fractional percent.

Example: You may choose a percentage of 0, or 100, or 10, 11, 12, and so on, up to 90. But You may not choose a percentage of 1 through 9, or 91 through 99, or any percent that is not a whole number. The total for all percentages must be 100 percent.

The allocation of premium amounts that take effect fifteen days after the Contract Date is shown in the application. You may change the allocation for future premium amounts at any time if the Contract is not in default. To do so, You must notify Us in writing in a form that meets Our needs. The change will take effect on the date We receive Your notice at Our Home Office.

Transfers.
You may request in writing to transfer monies from one Investment Division to another. The minimum amount You may transfer is $200. This minimum need not come from any one Investment Division or be transferred to any one Investment Division. The minimum applies to the net amounts being transferred by Your request. Transfers will be effective the day We receive the request and will be based on the Accumulation Unit Values of the Investment Divisions for that Valuation Period. You may make up to four transfers in each Contract Year without charge. For each additional transfer there is a charge of $25. We will deduct this charge from the Investment Divisions from which the is being made in equal proportions to such Investment Divisions. Only two transfers are allowed from the General Account per Contract Year.

The maximum amount that can be transferred from the General Account to the Separate Account in any Contract Year is the larger of:

1. 25 percent of the amount in the General Account at the beginning of the contract year; or

2. $1,000.

The maximum amount that can be deposited in the General Account through allocation of premiums and net transfers (amount transferred in less amounts transferred out) over the life of the Contract is $250,000.

The Funds.
The word Funds, where We use it in this Contract without qualification, means the Funds We identify in the application. The Funds are registered with the SEC under the Investment Company Act of 1940 as open-end diversified management investment companies. The Funds have several portfolios; there is a portfolio that corresponds to each of the Investment Divisions of Our Separate Account. We list the Investment Divisions in the application.

Account Investments.
We use the assets of Our Separate Account to buy shares in the Funds. The assets of each Investment Division are invested in a corresponding portfolio. Income and realized and unrealized gains and losses from assets in each Investment Division are credited to, or charged against, the Investment Division. This is without regard to income, gains, or losses in Our other investment accounts.

We will always keep assets in the Separate Account with a total value at least equal to the amount of the Contract Values under Contracts like this one.
To the extent those assets do not exceed this amount, We use them only to support those Contracts; We do not use those assets to support any other business
We conduct.  We may use any excess over this amount in any way We choose.

Change in Investment Policy.
A portfolio of the Funds might make a material change in its investment policy. In that case, We will send You a notice of the change. Within 60 days after You receive the notice, or within 60 days after the effective date of the change, if later, You may exchange monies You have allocated to another Investment Division of Our Separate Account.

Change of Fund.
A portfolio might, in Our judgement, become unsuitable for investment by an Investment Division. This might happen because of a change in the investment contract, or a change in the laws or regulations, or because the shares are no longer available for investment, or for some other reason. If that occurs, We have the right to substitute another portfolio of the Funds, or to invest in a Fund other than the ones We show on the application. But We would first seek approval from the SEC and, where required, the insurance regulator where this Contract is delivered.



Contract Values

Contract Value.
The Contract Value at any time is equal to the sum of the amounts You then have in Our General Account and in the Investment Divisions of Our Separate Account under this Contract.

Accumulation Units.
We will credit the premium in the form of Accumulation Units. The number of Accumulation Units to be credited to any Investment Division will be determined by dividing the premium deposited in that Investment Division by the Accumulation Unit Value of the Investment Division. Accumulation Units will be credited as of the Valuation Period during which the premium is received.

A transfer into an Investment Division will increase the number of Accumulation Units credited to the Contract in the Investment Division. The number of Accumulation Units credited to the Contract in the Investment Division will be reduced by:

1.  Any Contingent Deferred Sales Charge deducted from the Contract
       Value;
2.  The Contract Maintenance Charge;
3.  Any transfer charge;
4.  Any transfer out of an Investment Division;
5.  Any partial withdrawal.

Accumulation Unit Value.
The Accumulation Unit Value of each Investment Division was set at $10 at the end of the first Valuation Period of the Investment Division. The Accumulation Unit Value for each subsequent Valuation Period is then determined at the end of the Valuation Period and is the Net Investment Factor for that period multiplied by the Accumulation Unit Value for the immediately preceding Valuation Period. The Accumulation Unit Value for a Valuation Period applies to each day in the period. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

Your Value in Our Separate Account.
The amount You have in Our Separate Account at any time will be the sum of the values of all Accumulation Units credited to the Contract.

Net Investment Factor.
The Net Investment Factor is an index used to measure the investment performa of an Investment Division from one Valuation Period to the next. The Net Investment Factor can be greater or less than one; therefore, the value of an Investment Division unit may increase or decrease.

The Net Investment Factor for each Investment Division for a Valuation Period is determined by adding (1) and (2), subtracting (3)and then dividing the result by (1) where:
1.      is the value of the assets at the end of the preceding Valuation
        Period;
2. is the investment income and capital gains, realized or unrealized, credited during the current Valuation Period;
3.      is the sum of:
        a. the capital losses, realized or unrealized, charged during the current Valuation Period plus any amount charged or set aside for taxes during the current Valuation Period; plus
        b. the deduction from the Investment Division during the current Valuation Period representing a daily charge equivalent to an effective annual rate of 1.40 percent.

Charges Against The Investment Division.
In determining the values for both the Accumulation and Annuity Units, We make adaily charge equivalent to an effective annual rate of 1.40 percent against the assets of each Investment Division. This charge consists of 1.25 percent a year for mortality and expense risks that We assume and .15 percent a year for administrative costs relating to Our Separate Account.

The earnings of the Separate Account are taxed as part of Our operations. At the present time, We do not expect to incur taxes on earnings of any Investment Division to the extent the earnings are credited under the Contract. If We incur additional taxes due to the operation of the Separate Account, We may make charges for such taxes against the Investment Divisions.

Contract Maintenance Charge.
At each Anniversary on or before the Maturity Date, We will deduct a Contract Maintenance Charge of $33. The charge is deducted from each Investment Divis and the General Account based on the proportion of Your interest in each Investment Division and the General Account to the total Contract Value.
If the total Contract Value is withdrawn before the Anniversary, We will deduct the Contract Maintenance Charge for the current Contract Year at that time.

Your Value in Our General Account.
The amount You have in Our General Account at any time is equal to the amounts allocated and transferred to it under this Contract, plus the the credited to it, minus amounts deducted, transferred and withdrawn from it under this Contract.

We will credit amounts in Our General Account with interest at effective annual rates We determine. The rates may be different for unloaned and loaned amounts. Such effective annual interest rates will not be less than 3.00 percent. Any interest in excess of 3.00 percent will be at the SOLE DISCRETION of Our Board of Directors.

Contract Value Deductions.
The following will be deducted from Our General Account or the Separate Account based on the proportion of Your interest in the General Account and the Investment Divisions of Our Separate Account to the total Contract Value, unless You choose otherwise:

1.  Any partial withdrawals, and
2.  The Contract Maintenance Charge.

Withdrawal of Contract Value.
You may, upon written request to Us, withdraw part or all of the Contract Value. We will pay the amount withdrawn, less any Contingent Deferred Sales Charge, to
You. Such payment may be deferred for a period not more than 6 months after Your request, unless this would be contrary to the laws of the state in which this Contract is issued. No withdrawals can be less than $500 or the total Contract Value, whichever is less, nor can a withdrawal be requested more often than three times per Contract Year. If after a partial withdrawal the remaining Contract Value would be less than $1,000, the withdrawal request will be treated as a request for the total Contract Value. If the total Contract Value is withdrawn, this Contract will end. Withdrawals from the General Account will reduce the most recent premium payment(s) not already withdrawn from the General Account, along with any accrued interest.

Contingent Deferred Sales Charge.
During the first six years of this Contract, a Contingent Deferred Sales Charge will be deducted from any partial or total withdrawal of the premiums paid under this Contract. For purposes of determining the Contingent Deferred Sales Charge, withdrawals will be considered premiums first and then accrued interest. The Contingent Deferred Sales Charge is equal to:

1.  The amount of the premium withdrawn; multiplied by
2.  the percentage shown in the following table for the appropriate
    Contract Year.

Contingent Deferred Sales Charge Table
If the Withdrawal     The Percent
Is Made During            is
Contract Year
     1                     7%
     2                     6%
     3                     5%
     4                     4%
     5                     3%
     6                     2%
     7 +                   0%

There will be no Contingent Deferred Sales Charge if:

1. The withdrawal occurs after the first Contract Year, the withdrawal is the first in a Contract Year and the amount withdrawn is less than 10 percent of the total premiums paid.

2. A total withdrawal of Contract Value is made after this Contract has been in force for three years, with the total amount of withdrawal used to purchase a life income under the Proceeds Payment Options of this Contract.

3.  The Annuitant dies.



Beneficiary

Designation.
The Beneficiary named in the application for this Contract will receive the Death Benefit unless You have changed this designation.

Change.
You may change any Beneficiary designation while the Annuitant is alive, unless the previous designation provides otherwise. Such change will take effect only after We receive Your written request in a form approved by Us. Any previous beneficiary's interest will end then even if the Annuitant is not living when We receive the request. We reserve the right to require that this Contract accompany such request.

Class of Beneficiary.
The priority of a Beneficiary may be shown by using numbered classes.
The class
of first priority is called Class 1, the class of second priority is called Class 2, and so on. When We use numbered classes, these statements apply to beneficiaries unless otherwise stated.

1. One who survives the Annuitant will have the right to be paid only if no one in a prior class survives the Annuitant.

2. One who has the right to be paid will be the only one paid if no one else in the same class survives the Annuitant.

3. Two or more in the same class who have the right to be paid will be paid in equal shares.

4.  If none survives the Annuitant, the Owner will be paid.

Example:
Suppose the Class 1 Beneficiary is Jane and the Class 2 Beneficiaries are Paul and John. We owe Jane the Death Benefit if she is living at the Annuitant's death. We owe Paul and John the Death Benefit if they are living then but Jane is not. But if only one of them is living, We owe him the Death Benefit. If none of them is living, We owe the Owner.



Maturity Date
The Maturity Date of this Contract is the Attained Age 90 of the Annuitant.In no event can the Maturity Date be earlier than the 10th Contract Anniversary.

Optional Maturity Date.
You may elect an Optional Maturity Date, by filing a written request to Us at least 31 days before the requested Maturity Date. The Optional Maturity
Date shall be any Contract Anniversary prior to the Annuitant's Attained Age 90, which is not earlier than the 10th Contract Anniversary.



Annual Report of Contract Status
We will send You an Annual Report, at no charge, which shows the Contract Value of this Contract. All payments received 30 days or more before the Anniversary will be included.

General Provisions:

The Contract.
This Policy, the application, and any riders attached to this Policy form the entire Contract. We assume that all statements in the application were made to the best of the knowledge and belief of the person(s) who made them; in the absence of fraud, they are deemed to be representations and not warranties. We relied on those statements when We issued the Contract. We will not use any statement to void the Contract or deny a claim unless such statement is made in the application and a copy of the application is attached.

Incontestability.
We will not contest this Contract after it has been in force during the Annuitant's lifetime for two years from the Contract Date except for any provisions granting disability benefits.

Contract Modifications.
Only the President, a Vice President, the Secretary, or an Assistant Secretary of Our Company may agree to modify this Contract and then only in writing.

Ownership and Control.
Unless inconsistent with the terms of any Beneficiary designation or any assignment or change of ownership:
1.  the Owner of the Contract is as shown on page 1; and
2. before the Maturity Date and when the Annuitant is living, the Owner alone is entitled to:
         a.  any Contract benefit and value; and
         b. the exercise of any right and privilege granted by the Contract or by Us.

Contingent Owner.
The Owner, if other than the Annuitant, may name or change a contingent owner while the Annuitant is alive. Upon the death of the Owner, the contingent owner will become the Owner. If no contingent owner has been named or is living, ownership will pass to the Owner's estate.

Assignment.
We will not be bound by any assignment of this Contract unless We receive the assignment, or a copy of it, at Our Home Office. We are not obliged to see that an assignment is valid or sufficient.

Misstatement of Age or Sex.
If the age or sex of the Annuitant has been misstated, the benefits available under this Contract will be those which the Proceeds would have purchased for the correct age and sex. Any overpayments or underpayments will be corrected with the interest at the rate of 6% per year.

Non-Participation.
This Contract does not pay dividends or otherwise share in the profits of the Company.



Proceeds
Proceeds means the amount of money that is payable under this Contract on the Option Date.

Option Date.
Option Date means the date of any ending of this Contract, such as:

Maturity;
1. The date We receive due proof of the Annuitant's death and an election of how the Death Benefit is to be paid; or

2.  Total Contract Value withdrawal.

Maturity Value.
The Maturity Value of this Contract equals the Contract Value on the Maturity Date. On the Maturity Date, We will pay the Annuitant a monthly income for life, with payments guaranteed for 120 months and, unless You choose otherwise, the portion of the Contract Value in the General Account will be used to pay a fixed monthly income and the portion of the Contract Value in the Separate Account will be used to pay a variable monthly income. You may choose another form of payment. Other choices for this sum are:

1.  You may take it in one sum; or

2.  You may choose to apply it under a Payment Option.

Death Benefit.
The phrase Death Benefit means the amount We will pay when We receive due proof of the death of the Annuitant and an election of how the Death Benefit is to be paid. At the time We receive the required information, the Death Benefit will be the greater of:

1.  The Contract Value; or

2.  The sum of the premiums paid less withdrawals.

Unless one of the Payment Options has been selected within 90 days after We receive due proof of death, the Death Benefit will be paid in a lump sum at that time.

Claims of Creditors.
To the extent allowed by law, the Proceeds will not be subject to any claims of a Payee's creditors.



Payment Options

Election of Payment Options.

By Owner:
While the Annuitant is living, You may choose, or change the choice of any Payment Option, unless the previous choice provides otherwise.

By Payee:
When the Proceeds are payable and if they may be paid in one sum to the Payee, the Payee may choose, or change the choice of any Payment Option. The word Payee means any person who has the right to receive the Proceeds under this Contract.

Payment of Proceeds.
The Proceeds may be paid in one sum or all or part of this sum may be applied to any Payment Option. If no Payment Option is chosen, We will pay the Proceeds as described in the Proceeds Provision above.

If the Annuitant is the Owner and the Annuitant dies before the Income
Date,
then the Proceeds, other than amounts payable to or for the benefits of the surviving spouse of the Annuitant, must be paid out within five years of the death of the Annuitant. If the Annuitant is not the Owner, the Owner dies before the Income Date, and the surviving spouse of the Owner has not been named as the Contingent Owner, the Contract ends and the entire Contract Value must be paid out within five years of the death of the Owner. If the Owner dies on or after the Income Date, then any amounts remaining to be paid, other than amounts payable to or for the benefit of the surviving spouse of the Owner, must be paid out at least as rapidly as benefits were being paid at the time of the Owner's death.

Conditions.
Any choice must be in writing in a form approved by Us. Our consent is needed for a Payment Option to be used for any Payee under any of these conditions:

1.   The Payee is not a natural person.
2.   The Payee will be paid as assignee.
3.   The amount to be applied for the Payee is less than $1,000.
4.   Each payment to the Payee would be less than $20.00.

Fixed Payment Options

Payments and earnings under the Fixed Payment Options are not affected by the investment experience of any Investment Division of Our Separate Account. Payments made under Options 2 and 5 will not increase or decrease. Interest credited on all other Fixed Options will never be less than 2.75%

Payment Option 1. -- Payment for a Specified Period.
We will make equal monthly payments which will start on the Option
Date and will
run for one to thirty years, as chosen. The guaranteed minimum monthly payments will be based on Table 1. The payments may be increased by additional interest.

                  Monthly Income Per $1,000 of Proceeds
                    Payments For a Specified Period
                              Table 1
       No. of Years                Amount of
         Payable               Monthly Payment

            1                     $ 84.37
            2                       42.76
            3                       28.89
            4                       21.96
            5                       17.80
            6                       15.03
            7                       13.06
            8                       11.57
            9                       10.42
           10                        9.50
           11                        8.75
           12                        8.13
           13                        7.60
           14                        7.15
           15                        6.75
           16                        6.41
           17                        6.11
           18                        5.85
           19                        5.61
           20                        5.39
           21                        5.18
           22                        5.02
           23                        4.86
           24                        4.72
           25                        4.59
           26                        4.46
           27                        4.35
           28                        4.24
           29                        4.15
           30                        4.06


                Monthly Income Per $1,000 of Proceeds
                      Monthly Payments for Life
                              Table 2
Age Last Birthday
Male    Female        Life      5 Years     10 Years    20 Years
20 and  25 and                  Certain     Certain     Certain
under   under         2.89       $2.89      $2.88        $2.88
 21      26           2.91        2.91       2.90         2.90
 22      27           2.93        2.93       2.93         2.92
 23      28           2.95        2.95       2.95         2.94
 24      29           2.97        2.97       2.97         2.96

 25      30           3.00        3.00       2.99         2.99
 26      31           3.02        3.02       3.02         3.01
 27      32           3.05        3.05       3.05         3.04
 28      33           3.08        3.08       3.07         3.06
 29      34           3.11        3.10       3.10         3.09

 30      35           3.13        3.13       3.13         3.12
 31      36           3.17        3.16       3.16         3.15
 32      37           3.20        3.20       3.19         3.18
 33      38           3.23        3.23       3.23         3.21
 34      39           3.27        3.27       3.26         3.24

 35      40           3.31        3.30       3.30         3.27
 36      41           3.35        3.34       3.34         3.31
 37      42           3.39        3.38       3.38         3.35
 38      43           3.43        3.43       3.42         3.38
 39      44           3.47        3.47       3.46         3.42

 40      45           3.52        3.52       3.51         3.46
 41      46           3.57        3.57       3.56         3.51
 42      47           3.62        3.62       3.61         3.55
 43      48           3.68        3.67       3.66         3.60
 44      49           3.74        3.73       3.72         3.64

 45      50           3.80        3.79       3.77         3.69
 46      51           3.86        3.85       3.83         3.74
 47      52           3.92        3.92       3.89         3.79
 48      53           3.99        3.98       3.96         3.85
 49      54           4.06        4.05       4.03         3.90

 50      55           4.14        4.13       4.10         3.96
 51      56           4.22        4.21       4.17         4.02
 52      57           4.30        4.29       4.25         4.08
 53      58           4.39        4.37       4.33         4.14
 54      59           4.48        4.46       4.41         4.20

 55      60           4.58        4.56       4.50         4.27
 56      61           4.68        4.66       4.60         4.33
 57      62           4.79        4.77       4.70         4.40
 58      63           4.91        4.88       4.80         4.46
 59      64           5.03        5.00       4.91         4.53

 60      65           5.17        5.13       5.03         4.60
 61      66           5.31        5.27       5.15         4.66
 62      67           5.46        5.42       5.28         4.73
 63      68           5.63        5.57       5.41         4.79
 64      69           5.80        5.74       5.56         4.85

 65      70          5.99         5.92       5.70         4.91
 66      71          6.19         6.11       5.85         4.97
 67      72          6.40         6.30       6.01         5.02
 68      73          6.63         6.51       6.17         5.07
 69      74          6.87         6.74       6.34         5.12

 70      75          7.14         6.97       6.51         5.16
 71      76          7.42         7.22       6.69         5.20
 72      77          7.71         7.49       6.87         5.23
 73      78          8.03         7.76       7.05         5.26
 74      79          8.38         8.05       7.23         5.29

 75      80          8.75         8.36       7.41         5.31
 76      81          9.14         8.68       7.58         5.33
 77      82          9.56         9.02       7.76         5.35
 78      83         10.02         9.37       7.93         5.36
 79      84         10.51         9.74       8.09         5.37

 80      85         11.03        10.11       8.25         5.38
 81    86 and       11.03        10.11       8.25         5.38
        over
 82                 11.03        10.11       8.25         5.38
 83                 11.03        10.11       8.25         5.38
 84                 11.03        10.11       8.25         5.38

 85                 11.03        10.11       8.25         5.38
 86 and             11.03        10.11       8.25         5.38
  over

                   Monthly Income Per $1,000 of Proceeds
                                    Table 3
                       Variable Payment Option Rates

  Male     Female                     5 Years     10 Years   20 Years
  Age       Age       Life Only       Certain     Certain    Certain
  20 &      25 &
  under    under       4.40             4.40        4.39       4.38
    21      26         4.41             4.41        4.41       4.40
    22      27         4.43             4.43        4.42       4.41
    23      28         4.45             4.44        4.44       4.43
    24      29         4.46             4.46        4.46       4.44

    25      30         4.48             4.48        4.48       4.46
    26      31         4.50             4.50        4.50       4.48
    27      32         4.52             4.52        4.52       4.50
    28      33         4.54             4.54        4.54       4.52
    29      34         4.57             4.57        4.56       4.54

    30      35         4.59             4.59        4.58       4.56
    31      36         4.62             4.62        4.61       4.59
    32      37         4.64             4.64        4.64       4.61
    33      38         4.67             4.67        4.66       4.64
    34      39         4.70             4.70        4.69       4.66

    35      40         4.74             4.73        4.73       4.69
    36      41         4.77             4.77        4.76       4.72
    37      42         4.81             4.80        4.79       4.75
    38      43         4.85             4.84        4.83       4.78
    39      44         4.89             4.88        4.87       4.81

    40      45         4.93             4.93        4.91       4.85
    41      46         4.98             4.97        4.95       4.88
    42      47         5.02             5.02        5.00       4.92
    43      48         5.07             5.07        5.05       4.96
    44      49         5.13             5.12        5.09       5.00

    45      50         5.18             5.17        5.15       5.04
    46      51         5.24             5.23        5.20       5.08
    47      52         5.30             5.29        5.26       5.13
    48      53         5.37             5.35        5.31       5.17
    49      54         5.44             5.42        5.38       5.22

    50      55         5.51             5.49        5.44       5.27
    51      56         5.58             5.56        5.51       5.32
    52      57         5.66             5.64        5.58       5.37
    53      58         5.74             5.72        5.66       5.43
    54      59         5.83             5.81        5.74       5.48

    55      60         5.93             5.90        5.82       5.54
    56      61         6.03             6.00        5.91       5.59
    57      62         6.13             6.10        6.00       5.65
    58      63         6.25             6.21        6.10       5.71
    59      64         6.37             6.33        6.21       5.77

    60      65         6.50             6.45        6.32       5.83
    61      66         6.65             6.59        6.43       5.88
    62      67         6.80             6.73        6.56       5.94
    63      68         6.96             6.89        6.68       6.00
    64      69         7.14             7.05        6.82       6.05

    65      70         7.33             7.23        6.96       6.10
    66      71         7.53             7.41        7.10       6.15
    67      72         7.74             7.61        7.25       6.20
    68      73         7.97             7.82        7.41       6.24
    69      74         8.22             8.04        7.57       6.29

    70      75         8.49             8.27        7.73       6.32
    71      76         8.77             8.52        7.89       6.36
    72      77         9.07             8.78        8.06       6.39
    73      78         9.40             9.05        8.23       6.41
    74      79         9.75             9.34        8.40       6.44

    75      80        10.12             9.65        8.57       6.46
    76      81        10.52             9.96        8.74       6.47
    77      82        10.96            10.30        8.90       6.49
    78      83        11.42            10.64        9.06       6.50
    79      84        11.92            11.00        9.21       6.51
    80 &   85 &       12.45            11.36        9.36       6.52
   over    over

Payment Option 2. -- Payment of Life Income.
We will make equal monthly payments which will start on the Option Date and will run as long as the Payee lives.

The amount of the payment will depend on the age and sex of the Payee on the
Option Date and will be based on Table 2. We must have proof of the Payee's date of birth. Either of the following terms may be chosen.

1. Life Income, Guaranteed Period -- The payments will run for the life of the
Payee with guaranteed payments for five, ten, or twenty years, as chosen.

2. Life Income Only -- The payments will run only during the lifetime of the
Payee.

3. We reserve the right to require proof that the Payee is alive when each payment is due.

Payment Option 3. -- Payment of a Specified Amount.
We will make equal payments every one, three, six, or twelve months, as chosen.
The payments will start on the Option Date and will run until the Proceeds applied, together with interest at the rate of at least 2.75% a year on the unpaid balance, are fully paid. The final payment will be any balance equal to or less than one payment. The payments may be increased by additional interest.

Payment Option 4. -- Proceeds Left at Interest.
The Proceeds may be left with Us for any length of time agreed upon.
Interest
will be at the rate of at least 2.75% a year. The interest may be left with Us to accumulate, or it may be paid every one, three, six, or twelve months, as chosen. If the interest is to be paid, the first payment will be at the end of the first interest period.

Payment Option 5. -- Annuity.
We will make payments like those of any life annuity We then regularly issue which is bought by a single sum. (This does not include contracts which are used to qualify for special Federal Income Tax treatment as a retirement plan.)
Each payment will be 103% of the amount We would pay if the Proceeds were used to buy such an annuity on the Option Date. The first payment will be at the end of the first installment period. We must have proof of the Payee's date of birth.

Basis of Guaranteed Payment Rates.
Guaranteed interest rate for Table 1 is 2.75%. Table 2 is based on the 1983a
Standard Annuity Table, at 2.75%.

Other Payment Options Available.
We may agree to pay the Proceeds in any other manner.

Variable Payment Options

Payments under the Variable Payment Options are affected by the investment experience of the Investment Divisions of Our Separate Account.
Therefore, the
amount of the Variable Payments may increase or decrease, depending on the investment experience of the Investment Division.

The dollar amount of the first Variable Payment is computed by multiplying the amount in each Investment Division, calculated as of a date not more than ten business days prior to the date of the first payment, by the appropriate rate for the option selected. The payment from each Investment Division is then converted to Annuity Units which will be used to determine subsequent payments.

The number of Annuity Units credited to each Investment Division is:

1. the portion of the first Variable Payment from the Investment Division; divided by

2. the Investment Division's Annuity Unit Value as of the date used to calculate the first Variable Payment.

The dollar amount of each subsequent payment for an Investment Division is equal to:

1.  the number of Annuity Units for that Investment Division;
multiplied by

2. The Annuity Unit Value for that Investment Division as of a uniformly applied date not more than ten business days before the date of the payment.

The Variable Payment made to the Annuitant is the sum of the payment amounts for each Investment Division.

Annuity Unit Value.
The Annuity Unit Value of each Investment Division was set at $10.00 at the end of the first Valuation Period of the Investment Division. The unit value for each subsequent Valuation Period is then determined at the end of the Valuation
Period and is equal to:

1. the Annuity Unit Value for the immediately preceding Valuation Period; multiplied by;

2.  the Net Investment Factor for that period; multiplied by

3.  .99986634 for each day in the Valuation Period.

Transfers.
After Variable Payments have begun You may request in writing one transfer per
Contract Year. There will be no charge for this transfer. No transfers are allowed between Fixed Payment Options and Variable Payment Options. Transfers made after Variable Payments have begun will be effective the day We receive the request and based on the Annuity Unit Values of the Investment Divisions for that Valuation Period.

Payment Option 1. -- Payment of Life Income.
We will make variable monthly payments which will start on the Option Date and will run as long as the Payee lives.

The amount of the payment will depend on the age and sex of the Payee on the
Option Date and the initial payment will be based on Table 3. We must have proof of the Payee's date of birth. Either of the following terms may be chosen.

1. Life Income, Guaranteed Period -- The payments will run for the life of the
Payee with guaranteed payments for five, ten, or twenty years, as chosen.

2. Life Income Only -- The payments will run only during the lifetime of the
Payee.

We reserve the right to require proof that the Payee is alive when each payment is due.

Payment Option 2. -- Annuity.
We will make payments like those of any life annuity We then regularly issue which is bought by a single sum. (This does not include contracts which are used to qualify for special Federal Income Tax treatment as a retirement plan.)
The first payment will be at the end of the first installment period. We must have proof of the Payee's date of birth.

Basis of Initial Payment Rates.
Table 3 is based on the 1983a Standard Annuity Table, at 5.00%

Payment Contracts

Issue.
When a Payment Option is chosen, We will issue a Payment Contract in exchange for this Contract. The effective date of the Payment Contract will be the Option
Date.

Assignment.
Payment Contracts may not be assigned.

Withdrawal of Proceeds.
The Payee has the right to withdraw the Proceeds under a Fixed Payment Option if so provided in the Payment Contract. The payee cannot withdraw
Proceeds under
any of the Variable Payment Options. Under Fixed Payment Option 1, the sum of the remaining guaranteed payments, discounted at the rate used to compute each payment, compounded annually, may be withdrawn. Under Fixed
Payment Options 3
and 4, all or part of the remaining Proceeds and any interest earned but unpaid may be withdrawn. The Proceeds may not be withdrawn under Fixed
Payment Options
2 or 5. Any withdrawals must not be less than $100. If the amount remaining under a Payment Option is less than $1,000, We have the right to pay in one sum.
We may postpone payment of any amount to be withdrawn for not more than six months from the date We receive the written request for withdrawal at Our Home
Office.

Changing Options.
A Payee under Fixed Payment Options 1, 3, or 4 may change to another option using the sum which the Payee could withdraw on the date the new option is to start. In some cases, the Payee will need Our consent to change an option. We describe these cases under Conditions.

Death of Payee.
If any payments remain to be paid under a Payment Option at the death of the
Payee, payment will be made according to the terms of the Payment
Contract.

Claims of Creditors.
To the extent allowed by law, the Proceeds will not be subject to any claims of a Payee's creditors.

A053A1 SCRIPT

Item 24.(b)(4)(b)  Maturity Date Endorsement for Qualified Contracts

Maturity Date Endorsement

This Endorsement amends the Contract as follows:

General. The Maturity Date may not be earlier than the date on which the Annuitant attains the age of 59 1/2 or five years from the Contract Date, whichever is later. However, in no event can the Maturity Date be later than
April 1 of the calendar year immediately following the calendar year in which the Annuitant attains age 70 1/2.

Change of Date. The Maturity Date is the Anniversary nearest the Annuitant's 70th birthday, as shown on Page 1. The Owner may elect a different Maturity Date than that which is shown on Page 1 by sending Us a written request at least 31 days prior to the requested new date. The new date must meet the requirements stated above.

E56688 SCRIPT

Item 24.(b)(4)(c)  Endorsement for Tax Sheltered Annuity

Endorsement For Tax Sheltered Annuity

This Endorsement amends the Contract as follows:

The following Definitions are added:

First Distribution Calendar Year. The calendar year in which the Annuitant attains age 70 1/2. Thereafter, Distribution Calendar
Years will begin each January 1 and end each December 31.

Required Beginning Date. The first day of April following the end of the calendar year in which the Annuitant attains age 70 1/2.

Withdrawal Value. The Contract Value less any Contingent Deferred Sales
Charges.

The following provisions are added:

CONTRACT LOANS

General. At any time prior to the Maturity Date, the Owner may request a loan using this Contract as security. Should the Owner be married, written consent of the spouse is required before the Contract can be used as security for a loan. All or part of the outstanding loan may be repaid at any time prior to the Option Date. The amount loaned must not exceed the Withdrawal Value less any outstanding prior loans less loan interest to the end of the next Contract Year. Each loan must be at least $2,000. Only one Contract Loan can be made within a 12 month period.

When You make a loan, you may tell Us how much of the loan is to be allocated to Your unloaned value in Our General Account and to Your value in each Investment Division. If You do not specify how the loan is to be allocated, We will allocate it based on the proportion of Your unloaned interest in the General Account and the Investment Divisions of Our Separate
Account to the Withdrawal Value less any outstanding loans of loan interest.

To request a loan, the Owner must:

a. send Us a written request;
b. assign this Contract to Us as sole security for the loan; and
c. complete a loan agreement

The total loan plus accumulated Loan Interest will be deducted from any amount applied under a Payment Option or otherwise payable under this Contract. We have a prior lien against the Contract for any money owed to Us by the Owner pursuant to a Contract Loan.

The loan agreement will describe the amount, duration and restrictions on the loan. The Owner may be subject to income tax or penalty if the amount or duration of the loan violates Internal Revenue Service requirements. We may be required to report a loan as income to the Owner if such requirements are violated. We are not liable for any tax or tax penalties resulting from failure to comply with any repayment requirements the Internal Revenue Service may impose on such loans. A tax advisor should be consulted regarding the possible tax consequences of any such noncompliance.

Loan Payment. Cash loans will be made to the Owner in one lump sum. We may, by law, delay the payment of any loan for up to 6 months, unless this would be contrary to the laws of the state in which this Contract is issued, after receiving the Owner's request for a loan. If We delay such payment for more than 30 days after the request is received, the amount requested will continue to earn interest at a rate of at least 3% per year compounded from the date We receive the loan request to the date We make Our payment.

Loan Interest. We will charge interest on loans at the rate of 5% per year compounded annually. Loan Interest is due and payable on each Anniversary. Interest not paid within 31 days after it becomes due will be added to the loan and also bear interest. If the loan is repaid or the Contract is terminated on other than an Anniversary, a pro rata amount of interest will be due.

During the existence of a loan, that portion of the Contract Value which is equal to the loan will be kept as part of the General Account and will earn interest at 3% per year.

Excess Contract Loan. At such time as the total loan plus Loan Interest equals or exceeds the Withdrawal Value, less any applicable withholding taxes, the Contract will terminate with no further value. In that event, We will give the Owner at least 31 days written notice. Such notice will be mailed to the Owner's last known address, as shown in Our records.

RESTRICTIONS ON WITHDRAWALS

General. Although the Contract provisions permit withdrawals of all or part of the Contract Value, no such withdrawal will be permitted with respect to any part of the Contract Value attributable to amounts contributed pursuant to a salary reduction agreement (as defined in Section 403(b) of the Internal Revenue
Code) prior to the date the Owner attains age 59 1/2, dies or becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) or in the case of hardship (as defined by the Internal Revenue Code or published authority thereunder). Withdrawal of earnings attributable to such contributions are not permitted in the case of hardship.

E56698 SCRIPT

Item 24.(b)(4)(d) Form A057A1 Flexible Premium Deferred Variable
Annuity
                  Contract

In this Contract, the terms "We", "Our", and "Us" are used to refer to Midland National Life Insurance Company; the terms "You" and "Your" refer to the Owner of this Contract.

If the Annuitant and Owner are living on the Maturity Date, We will pay a monthly income to the Annuitant, or We will pay the Maturity Value to You upon request.

If We receive due proof of the Annuitant's death prior to the Maturity Date, We will pay the Death Benefit of the Contract at the time We receive due proof of the Annuitant's death and an election of how the Death Benefit is to be paid.

This Contract is a legal contract between You and Midland National Life Insurance Company. READ YOUR CONTRACT CAREFULLY. A guide to its contents is on Page 2. A summary is on Page 3. If there is a question about it, or if there is a claim, contact Your Midland Agent or Our Home Office.

Right To Examine Contract

You may examine this Contract and if for any reason You are not satisfied with it, You may return it to Us by delivering or mailing it to the Agent through whom it was purchased or to Our Home Office. This must be done within ten days after the Contract Date. We will then deem this Contract void from the start and refund the greater of 1) the premiums paid; or 2) the Contract Value plus the sum of all charges deducted from the Contract Value.

Signed for the Company at its Home Office on the Contract Date.
FLEXIBLE PREMIUM VARIABLE ANNUITY

Deferred Annuity.  Death Benefit Payable If Death Occurs Before
Maturity
Date. Flexible Premiums. Optional Maturity Date. Not Eligible for Dividends. Contract Values will Reflect the Investment Experience of Our Separate Account and Interest Earned in the General Account.

Contract Summary

We offer this summary to help You understand this Contract. This summary does not go into detail. We do not intend that it change any of the provisions of this Contract. You should read the actual provisions for full information and any limits which may apply. The "Contract Provisions" section on the inside of the front cover shows where the provisions may be found.

This is a flexible premium deferred variable annuity contract. Premium payments after the first one may vary in amount and frequency within certain limits. This Contract is designed to provide a retirement income to the Annuitant. If the Annuitant and Owner are living on the Maturity Date, We will pay the Annuitant a monthly income unless another choice has been made. We will pay a death benefit if the Annuitant dies before the Maturity Date and while this Contract is in force. This money often is not taken in one sum. For all or part of it, another form of payment may be available.

Your Contract Value will change in proportion to the investment experience of the Investment Divisions You have chosen.

If the Annuitant dies and the choice of payment has not been made, the person who is entitled to receive the money may be able to do so.

There are other rights available to You during the lifetime of the Annuitant.
Unless We amend it to say otherwise, the Contract gives You these rights, among others:

a. You may assign this Contract.
b. You may change the Owner or any Beneficiary.
c. You may surrender this Contract.
d. You may make a Partial Withdrawal.
e. You may change the Maturity Date.

Definitions

We define here some of the main words and phrases used in this Contract. We explain others, not defined here, in other parts of the Contract.

Annuitant- the person whose name is shown on page 1. He or she need not be the
Owner.

Suppose We issue a Contract with Your spouse named as the Annuitant. You applied for it and named no one else as Owner. Your spouse is the Annuitant and You are the Owner.

Issue Age - the Annuitant's age, on the birthday nearest to the Contract Date, as shown on page 1.

Attained Age - the Issue Age plus the number of completed Contract Years since the Contract Date.

Owner - The person who has control of the rights and values provided in this
Contract. Often the Annuitant is the Owner, but not always. The Owner is
Specified on page 1. "You" or "Your" is used to refer to the Owner in this Contract.

Policy - this basic document plus any amendments, not including the application or any riders.

Contract - this Policy, together with the application and any riders.

Contract Date - the date, shown on page 1, that this Contract goes into effect.

Income Date - the annuity starting date as defined in the Internal Revenue
Code.

Anniversary or Contract Anniversary - the same month and day as the Contract
Date in each later year.

If the Contract Date is January 9, 1999, the first contract anniversary is January 9, 2000, the second contract anniversary is January 9, 2001, and so on.

Contract Year - a year which starts on the Contract Date or on an anniversary.

If the Contract Date is June 3, 1998, the first contract year starts on June 3, 1998, and ends on June 2, 1999; the second contract year starts on June 3, 1999, and ends on June 2, 2000, and so on.

Contract Month - a month which starts on the same day as the Contract Date in each month.

If the Contract Date is June 3, 1998, the first contract month starts on June
3,
1998, and ends on July 2, 1998; the second contract month starts on July
3,
1998, and ends on August 2, 1998, and so on.

Business Day - Day when We and the New York Stock Exchange are open for business.

Valuation Period - A Valuation Period is the interval of time beginning at the close of the New York Stock Exchange on each Business Day and ending at the close of the New York Stock Exchange on the next Business Day.

Premiums

The Total First Premium and the Proposed Annual Premium are shown on page 1. Premiums paid after the first may be in any amount, except that no one premium may be less than $50. Premiums paid after the first may vary in frequency. Premium payments may not continue after the Maturity
Date. Premiums are to be paid to Us at Our Home Office or through an agent authorized to receive premium payments. A receipt, signed by Our President or Secretary, will be furnished and countersigned by such authorized agent.

Your Investment Options

The Separate Account

The Separate Account. Our Separate Account is a unit investment trust registered with the Securities Exchange Commission (SEC) under the Investment
Company Act of 1940. It is also subject to the laws of South Dakota. We own the assets of the account; We keep them separate from the assets of Our General
Account. We established the account to support variable annuity contracts.

Initial Allocation.  Your Total First Premium will be allocated to the
Money
Market Investment Division regardless of the allocation percentages You have indicated. Fifteen days from the Contract Date, the value in the Money Market
Investment Division will be transferred to the Investment Divisions as specified by You in the application. Any additional premiums received before this transfer will also be placed in the Money Market Investment Division and transferred fifteen days after the Contract Date.

Allocations. The Separate Account has several Investment Divisions. We list them on the application. You determine, using percentages, how premium amounts will be allocated to Our General Account or among the Investment Divisions. You may choose to allocate nothing to Our General Account or to a particular Investment Division. But any allocation You make must be at least 10 percent;
You may not choose a fractional percent.

Example: You may choose a percentage of 0, or 100, or 10, 11, 12, and so on, up to 90. But You may not choose a percentage of 1 through 9, or 91 through 99, or any percent that is not a whole number. The total for all percentages must be 100 percent.

The allocation of premium amounts that take effect fifteen days after the Contract Date is shown in the application. You may change the allocation for future premium amounts at any time if the Contract is not in default. To do so, You must notify Us in writing in a form that meets Our needs. The change will take effect on the date We receive Your notice at Our Home Office.

Transfers.  You may request in writing to transfer monies from one
Investment
Division to another. The minimum amount You may transfer is $200.
This minimum
need not come from any one Investment Division or be transferred to any one
Investment Division. The minimum applies to the net amounts being transferred by Your request. Transfers will be effective the day We receive the request and will be based on the Accumulation Unit Values of the Investment
Divisions for
that Valuation Period. You may make up to fifteen transfers in each Contract
Year without charge. For each additional transfer there is a charge of $25. We will deduct this charge from the Investment Divisions from which the transfer is being made in equal proportions to such Investment Divisions. Only two transfers are allowed from the General Account per Contract Year.

The maximum amount that can be transferred from the General
Account to the Separate Account in any Contract Year is the larger of:

a. 25 percent of the amount in the General Account at the beginning of the Contract Year; or

b. $1,000.

The maximum amount that can be deposited in the General Account through allocation of premiums and net transfers (amount transferred in less amounts transferred out) over the life of the Contract is $250,000.

The Funds. The word Funds, where We use it in this Contract without qualification, means the Funds We identify in the application. The Funds are registered with the SEC under the Investment Company Act of 1940 as open-end diversified management investment companies. The Funds have several portfolios;
there is a portfolio that corresponds to each of the Investment Divisions of Our
Separate Account.  We list the Investment Divisions in the application.

Account Investments. We use the assets of Our Separate Account to buy shares in the Funds. The assets of each Investment Division are invested in a corresponding portfolio. Income and realized and unrealized gains and losses from assets in each Investment Division are credited to, or charged against, the
Investment Division. This is without regard to income, gains, or losses in Our other investment accounts.

We will always keep assets in the Separate Account with a total value at least equal to the amount of the Contract Values under Contracts like this one. To the extent those assets do not exceed this amount, We use them only to support those Contracts; We do not use those assets to support any other business We conduct. We may use any excess over this amount in any way We choose.

Change in Investment Policy. A portfolio of the Funds might make a material change in its investment policy. In that case, We will send You a notice of the change. Within 60 days after You receive the notice, or within 60 days after the effective date of the change, if later, You may exchange monies You have allocated to another Investment Division of Our Separate Account.

Change of Fund. A portfolio might, in Our judgement, become unsuitable for investment by an Investment Division. This might happen because of a change in the investment contract, or a change in the laws or regulations, or because the shares are no longer available for investment, or for some other reason. If that occurs, We have the right to substitute another portfolio of the Funds, or to invest in a Fund other than the ones We show on the application. But
We
would first seek approval from the SEC and, where required, the insurance regulator where this Contract is delivered.

Contract Values

Contract Value.
The Contract Value at any time is equal to the sum of the amounts
You then have in Our General Account and in the Investment Divisions of Our Separate Account under this Contract.

Your Value in Our Separate Account.  The amount You have in Our
Separate
Account at any time will be the sum of the values in each Investment
Division.
The value in each Investment Division is equal to (a) multiplied by (b) where:

a. is the number of Accumulation Units in the Investment
   Division;
b. is the Accumulation Unit Value as of the end of the Valuation
   Period for which the value in the Investment Division is determined.

The amount You have in the Separate Account cannot reside in more than ten Investment Divisions.

Accumulation Units. We will credit the premium in the form of Accumulation
Units. The number of Accumulation Units to be credited to any Investment
Division will be determined by dividing the premium deposited in that Investment
Division by the Accumulation Unit Value of the Investment Division. Accumulation Units will be credited as of the Valuation Period during which the premium is received.

A transfer into an Investment Division will increase the number of
Accumulation
Units credited to the Contract in the Investment Division. The number of Accumulation Units credited to the Contract in the Investment Division will be reduced by:

a. Any Contingent Deferred Sales Charge deducted from the Contract
   Value;
b. The Contract Maintenance Charge;
c. Any transfer charge;
d. Any transfer out of an Investment Division;
e. Any partial withdrawal; and
f. Any Systematic Withdrawal.

Accumulation Unit Value.  The Accumulation Unit Value of each
Investment
Division was set at $10 at the end of the first Valuation Period of the Investment Division. The Accumulation Unit Value for each subsequent Valuation
Period is then determined at the end of the Valuation Period and is the Net Investment Factor for that period multiplied by the Accumulation Unit
Value for
the immediately preceding Valuation Period.  The Accumulation Unit
Value for a
Valuation Period applies to each day in the period.  The Accumulation
Unit Value may increase or decrease from one Valuation Period to the next.

Net Investment Factor. The Net Investment Factor is an index used to measure the investment performance of an Investment Division from one Valuation
Period to the next. The Net Investment Factor can be greater or less than one;
therefore, the value of an Investment Division unit may increase or decrease.

The Net Investment Factor for each Investment Division for a Valuation Period is determined by adding (a) and (b), subtracting (c) and then dividing the result by (a) where:
a. is the value of the assets at the end of the preceding Valuation
   Period;

b. is the investment income and capital gains, realized or unrealized, credited during the current Valuation Period;

c. is the sum of:
   1. the capital losses, realized or unrealized, charged during the current Valuation Period plus any amount charged or set aside for taxes during the current Valuation Period; plus

   2. the deduction from the Investment Division during the current Valuation Period representing a daily charge equivalent to an effective annual rate of 1.40 percent.

Charges Against The Investment Division. In determining the values for both the Accumulation and Annuity Units, We make a daily charge equivalent to an effective annual rate of 1.40 percent against the assets of each Investment Division. This charge consists of 1.25 percent a year for mortality and expense risks that We assume and .15 percent a year for administrative costs relating to
Our Separate Account.

The earnings of the Separate Account are taxed as part of Our operations. At the present time, We do not expect to incur taxes on earnings of any Investment
Division to the extent the earnings are credited under the Contract. If We incur additional taxes due to the operation of the Separate Account, We may make charges for such taxes against the Investment Divisions.

Premium Tax. State Premium Tax, if applicable, will be deducted from Your Premiums or from Your Contract Value when incurred by Us.

Contract Maintenance Charge. At each Anniversary on or before the Maturity
Date, We will deduct a Contract Maintenance Charge of $35. The charge is deducted from each Investment Division and the General Account based on the proportion of Your interest in each Investment Division and the General Account to the total Contract Value. If the total Contract Value is withdrawn before the Anniversary, We will deduct the Contract Maintenance Charge for the current
Contract Year at that time.

Your Value in Our General Account. The amount You have in Our General Account at any time is equal to the amounts allocated and transferred to it under this Contract, plus the the interest credited to it, minus amounts deducted, transferred and withdrawn from it under this Contract.

We will credit amounts in Our General Account with interest at effective annual rates We determine. The rates may be different for unloaned and loaned amounts.
Such effective annual interest rates will not be less than 3.00 percent. Any interest in excess of 3.00 percent will be at the SOLE DISCRETION of Our Board of Directors. Any excess interest will be declared at the beginning of each Calendar Year and is guaranteed until the end of the Calendar Year.

Contract Value Deductions.  The following will be deducted from Our
General
Account or the Separate Account based on the proportion of Your interest in the
General Account and the Investment Divisions of Our Separate Account to the total Contract Value, unless You choose otherwise:

a. Any partial withdrawals,
b. The Contract Maintenance Charge, and
c. Any Systematic Withdrawal.

Withdrawal of Contract Value. You may, upon written request to Us, withdraw part or all of the Contract Value. We will pay the amount withdrawn, less any
Contingent Deferred Sales Charge, to You. Such payment may be deferred for a period not more than 6 months after Your request, unless this would be contrary to the laws of the state in which this Contract is issued. No withdrawals can be less than $500 or the total Contract Value, whichever is less, nor can a withdrawal other than a Systematic Withdrawal, be requested more often than three times per Contract Year. If after a partial withdrawal the remaining Contract Value would be less than $1,000, the withdrawal request will be treated as a request for the total Contract Value. If the total Contract Value is withdrawn, this Contract will end. Withdrawals from the
General Account will reduce the most recent premium payment(s) not already withdrawn from the General Account, along with any accrued interest.

Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge is calculated separately for each Premium. Premiums paid more than eight years before the date of withdrawal will not be subject to a Contingent Deferred Sales
Charge.  For purposes of determining the Contingent Deferred Sales
Charge, We
assume that Premium payments are withdrawn on a "first-in-first-out" basis, and that all Premiums are withdrawn before any earnings are withdrawn.

The Contingent Deferred Sales Charge is calculated as a percentage of the Premiums withdrawn. This percentage is based on the length of time between each premium payment and the withdrawal as shown in the following table.

CONTINGENT DEFERRED SALES CHARGE
Years between          Charge as a Percent
Premium Payment           of Premium
and Withdrawal         Payments Withdrawn
   0-1                        8%
   1-2                        8%
   2-3                        7%
   3-4                        7%
   4-5                        6%
   5-6                        5%
   6-7                        4%
   7-8                        2%
   8+                         0%

There will be no Contingent Deferred Sales Charge if:

a. The amount withdrawn is less than
   1.  Ten Percent of all Premiums paid: minus
   2.  Any previous withdrawals made during the prior 12 Contract Months.

b. A total withdrawal of Contract Value is made after this Contract has been in force for three years, with the total amount of withdrawal used to purchase a life income under the Payment Options of this Contract,

c. The Annuitant dies,

d. After the first Contract Year, written proof is given to Us at Our Home Office that the Owner is confined in a state licensed in-patient nursing facility for a total of 90 days, provided We receive Your withdrawal request
   within 90 days after discharge from such facilities, or

e. After the first Contract Year, a licensed Physician approved by Us, provides a written statement to Us that the Owner is expected with reasonable
   medical certainty to die within the next twelve months due to a non-correctable medical condition. The licensed Physician cannot be the Owner or part of the Owner's immediate family.

Systematic Withdrawal Option

General. You may elect a Systematic Withdrawal Option if all of the following requirements are satisfied as of the date we receive your request:

a. Your Contract Value is greater than $25,000,
b. The Annuitant is living,
c. The Contract has not reached the Maturity Date, and
d. The Free Look Period has expired.

Under this option, periodic partial withdrawals will be made from the Contract
Value in a predetermined fashion. Withdrawals may be made monthly, quarterly, semi-annually or annually. However, we reserve the right to change the frequency of payments or discontinue payments if the payment is less than $200.
Systematic Withdrawals will be delayed until the last day of the Valuation Period in which they fall.

Systematic Withdrawals made over the life expectancy of the Annuitant and
Co-Annuitant with or without age recalculation (as described in c., d., e., &
f.) will be exempt from any applicable Contingent Deferred Sales Charge, regardless of amount. Such withdrawals will, however, be included in the total of all withdrawals in the prior 12 months for the purposes of determining the Contingent Deferred Sales Charge applicable to any Unscheduled Withdrawals.
In all other cases (as described in a. and b.), Systematic Withdrawals are subject to any applicable Contingent Deferred Sales Charge.

The balance remaining in the Contract Value will continue to increase or decrease, depending on the investment experience of the Investment Divisions in which Your Contract Value resides. If Your Contract Value declines due to Unscheduled Withdrawals or due to the investment experience, Your Contract Value may no longer support Systematic
Withdrawals.   All payments and Our obligations will cease when the
Contract Value has been completely distributed. If the balance of the Contract Value falls below $1,000, We reserve the right to withdraw the remaining balance and make a lump sum payment. If We exercise this right, We will not impose any Contingent Deferred Sales Charge.

Life expectancies used to calculate the amount of withdrawal under a Systematic Withdrawal Option will be determined with reference to the unisex life expectancy table for the applicable Treasury Regulation. For this purpose, age will be determined as of the birthday on or immediately following the date such calculation is made.

Systematic Withdrawal Options. The following Systematic Withdrawal Options are provided:

A. Distribution of a Fixed Amount. Periodic withdrawals of a specified amount are made while this Contract is in force. These withdrawals will start at the beginning of the earliest Contract Month that occurs at least
31
   days after We receive Your written request to begin Distribution of a Fixed
   Amount. This option is not available after Attained Age 70 on qualified contracts. The amount of the withdrawal may be changed at any time and any
   change will take effect for payments that occur at least 31 days after we receive Your request. Upon death of the Annuitant prior to the Maturity Date, the Death Benefit will be paid to the Beneficiary. Upon Maturity, Systematic Withdrawals will end.

B. Distribution over a Fixed Period. Periodic withdrawals are made over a specified period while this Contract is in force, beginning on the earliest Contract Anniversary that occurs at least 31 days after We receive Your request to begin Systematic Withdrawals. The fixed period cannot extend
   beyond the Annuitant's Life Expectancy for qualified contracts.  Once
You
   elect this option, You cannot change the specified period or discontinue Systematic Withdrawals. The amount of the withdrawal will be calculated
   annually by dividing the then current Contract Value by the number of installments remaining in the specified period. Upon death of the
Annuitant,
   payments will continue to be made to the Beneficiary. In addition, if the Annuitant's death occurs prior to the Maturity Date, We will pay the Beneficiary the difference, as of the date we determine the Death
Benefit,
   between the Death Benefit and the Contract Value. Unless You choose another form of payment upon Maturity, payments will continue to the end of the Fixed
   Period even if the Fixed Period extends beyond the Maturity Date.

C. Distribution Over Life Expectancy (Without Age Recalculation).
   Periodic withdrawals are made over the Annuitant's life expectancy without age recalculation, beginning on the earliest Contract Anniversary that occurs at least 31 days after we receive Your request to begin Systematic Withdrawals. Once You elect this option, You cannot choose a different option or discontinue Systematic Withdrawals. The amount of withdrawal
   will be calculated annually by dividing the then current Contract Value by the number of installments remaining in the period determined by the Annuitant's life expectancy on the Contract Anniversary Systematic Withdrawals began. Upon death of the Annuitant, payments will continue
   to be made to the Beneficiary. In addition, if the Annuitant's death occurs prior to the Maturity Date, we will pay the Beneficiary the difference, as of the date we determine the Death Benefit, between the Death Benefit and the
   Contract Value. Unless You choose another form of payment upon Maturity, payments will continue for the Annuitant's life expectancy even if the life expectancy extends beyond the Maturity Date.

D. Distribution Over Life Expectancy (With Age Recalculation).
   Periodic withdrawals are made over the Annuitant's life expectancy with age recalculation, beginning on the earliest Contract Anniversary that occurs at least 31 days after we receive Your request to begin Systematic
Withdrawals.
   Once You elect this option, You cannot choose a different option or discontinue Systematic Withdrawals. The amount of withdrawal will be calculated annually by dividing the then current Contract Value by the number
   of installments remaining in the period determined by the Annuitant's life expectancy at that time. With the calculation on or immediately following the Annuitant's death, the Annuitant's life expectancy will be adjusted to zero. At such time, the balance of the Contract Value will be paid in a lump
   sum to the Beneficiary. In addition, if the Annuitant's death occurs prior to the Maturity Date, We will pay the Beneficiary the difference, as of the
   date We determine the Death Benefit, between the Death Benefit and the Contract Value. Unless You choose another form of payment upon
Maturity,
   payments will continue until the Annuitant's death, even if this occurs after the Maturity Date.

E. Distribution Over Joint and Last Survivor Life Expectancy (Without
Age
   Recalculation). Periodic withdrawals are made over the joint and last survivor life expectancy of the Annuitant and Co-Annuitant without age recalculation, beginning on the earliest Contract Anniversary that occurs at
   least 31 days after we receive Your request to begin Systematic Withdrawals. Once You elect this option, You cannot choose a different option or discontinue Systematic Withdrawals. The amount of withdrawal
   will be calculated annually by dividing the then current Contract Value by the number of installments remaining in the period determined by the joint and last survivor life expectancy of the Annuitant and Co-Annuitant on the
   Contract Anniversary Systematic Withdrawals began. Upon death of the last survivor, payments will continue to be made to the Beneficiary.
   In addition, if the Annuitant's death occurs prior to the Maturity Date, we will pay the Beneficiary the difference, as of the date we determine the Death Benefit, between the Death Benefit and the Contract Value.
Unless You
   choose another form of payment upon Maturity, payments will continue for the joint and last survivor's life expectancy even if the life expectancy extends beyond the Maturity Date.

F. Distribution Over Joint and Last Survivor Life Expectancy (With Age Recalculation). Periodic withdrawals are made over the joint and last survivor life expectancy of the Annuitant and Co-Annuitant with age recalculation, beginning on the earliest Contract Anniversary that occurs at
   least 31 days after we receive Your request to begin Systematic
Withdrawals.
   Once You elect this option, You cannot choose a different option or discontinue Systematic Withdrawals. The amount of withdrawal will be calculated annually by dividing the then current Contract Value by the number of installments remaining in the period determined by the joint
   and last survivor life expectancy of the Annuitant and Co-Annuitant, if surviving, at that time. This option is available only where the designated
   Co-Annuitant is the Annuitant's Spouse. Upon death of ether the Annuitant or Co-Annuitant, whichever dies first, the annual calculation will be based on the recalculated single life expectancy of the survivor. With the calculation on or immediately following the last survivor's death, the last survivor's life expectancy will be adjusted to zero. At such time, the balance of the Contract Value will be paid in a lump sum to the
Beneficiary.
   In addition, if the Annuitant's death occurs prior to the Maturity Date, we will pay the Beneficiary the difference, as of the date we determine the Death Benefit, between the Death Benefit and the Contract Value.
   Unless You choose another form of payment upon Maturity, payments will continue until the last survivor's death, even if this occurs after the Maturity Date.

Unscheduled Withdrawals. Under any Systematic Withdrawal Option, the remaining balance of the Contract Value may be withdrawn by the Owner at any time. Each Unscheduled Withdrawal must be for a minimum of $500. However, We reserve the right to limit Unscheduled Withdrawals to three every Contract Year. Unscheduled Withdrawals are subject to any applicable Contingent Deferred Sales Charge.

Beneficiary

Designation. The Beneficiary named in the application for this Contract will receive the Death Benefit unless You have changed this designation.

Change. You may change any Beneficiary designation while the Annuitant is alive, unless the previous designation provides otherwise. Such change will take effect only after We receive Your written request in a form approved by Us. Any previous beneficiary's interest will then end. Even if the Annuitant is not living when We receive the request, We will change the Beneficiary designation if the Annuitant was alive when You completed the change request. We reserve the right to require that this Contract accompany such request.

Class of Beneficiary. The priority of a Beneficiary may be shown by using numbered classes. The Primary Beneficiary is the class of first priority and is called Class 1, the Contingent Beneficiary is the Class of second priority and is Class 2, the Second Contingent Beneficiary is the class of third priority and is Class 3, and so on. The following statements apply to Beneficiaries unless otherwise stated:

a. One will have the right to be paid only if he or she survives the Annuitant and only if no one in a prior class survives the Annuitant;

b. One who has the right to be paid will be the only one paid if no one else in the same class survives the Annuitant;

c. Two or more in the same class who have the right to be paid will be paid in equal shares, unless otherwise provided; and

d. If none survives the Annuitant, the Owner will be paid.

Suppose the Class 1 Beneficiary is Jane and the Class 2 Beneficiaries are Paul and John. We owe Jane the Proceeds if she is living at the Annuitant's death. We owe Paul and John the Proceeds if they are living then but Jane is not. But if only one of them is living, We owe him the Proceeds. If none of them is living,
We owe the Owner.

Maturity Date

Maturity Date. The Maturity Date of this Contract is the Attained Age 90 of the
Annuitant.  In no event can the Maturity Date be earlier than the 10th
Contract
Anniversary.

Optional Maturity Date. You may elect an Optional Maturity Date, by filing a written request to Us at least 31 days before the requested Maturity Date. The
Optional Maturity Date shall be any Contract Anniversary prior to the Annuitant's Attained Age 90, which is not earlier than the 10th Contract Anniversary.

Annual Report of Contract Status

We will send You an Annual Report, at no charge, which shows the Contract Value of this Contract. All payments received 30 days or more before the Anniversary will be included.

General Provisions

The Contract. This Policy, the application, and any riders attached to this Policy form the entire Contract. We assume that all statements in the application were made to the best of the knowledge and belief of the person(s) who made them; in the absence of fraud, they are deemed to be representations and not warranties. We relied on those statements when We issued the Contract.
We will not use any statement to void the Contract or deny a claim unless such statement is made in the application and a copy of the application is attached.

Incontestability. We will not contest this Contract after it has been in force during the Annuitant's lifetime for two years from the Contract Date except for any provisions granting disability benefits.

Contract Modifications. Only the President, a Vice President, the
Secretary, or
an Assistant Secretary of Our Company may agree to modify this Contract and then only in writing.

Ownership and Control. Unless inconsistent with the terms of any Beneficiary designation or any assignment or change of ownership:
a. the Owner of the Contract is as shown on page 1; and
b. before the Maturity Date and when the Annuitant is living, the Owner alone is entitled to:
         1. any Contract benefit and value; and
         2. the exercise of any right and privilege granted by the Contract or by Us.

Contingent Owner. The Owner, if other than the Annuitant, may name or change a contingent owner while the Annuitant is alive. Upon the death of the Owner, the contingent owner will become the Owner. If no contingent owner has been named or is living, ownership will pass to the Owner's estate.

Assignment. We will not be bound by any assignment of this Contract unless We receive the assignment, or a copy of it, at Our Home Office. We are not obliged to see that an assignment is valid or sufficient.

Misstatement of Age or Sex. If the age or sex of the Annuitant has been misstated, the benefits available under this Contract will be those which the
Proceeds would have purchased for the correct age and sex. Any overpayments or underpayments will be corrected with the interest at the rate of 6% per year.

Non-Participation. This Contract does not pay dividends or otherwise share in the profits of the Company.

Proceeds

Proceeds. Proceeds means the amount of money that is payable under this Contract on the Option Date.

Option Date. Option Date means the date of any ending of this Contract, such as:

a. Maturity;

b. The date We receive due proof of the Annuitant's death and an election of how the Death Benefit is to be paid; or

c. Total Contract Value withdrawal.

Maturity Value. The Maturity Value of this Contract equals the Contract Value on the Maturity Date. If, prior to the Maturity Date, you have elected Option b., c., d., e., or f. under the Systematic Withdrawal Option, we will continue to make payments according to the Systematic Withdrawal Option You chose. If
You have not elected Option b., c., d., e., or f. under the Systematic Withdrawal Option, on the Maturity Date We will pay the Annuitant a monthly income for life, with payments guaranteed for 120 months and, unless You choose otherwise, the portion of the Contract Value in the General Account will be used to pay a fixed monthly income and the portion of the Contract Value in the Separate Account will be used to pay a variable monthly income. You may choose another form of payment. Other choices for this sum are:

a. You may take it in one sum; or
b. You may choose to apply it under a Payment Option.

Death Benefit. The phrase Death Benefit means the amount We will pay when We receive due proof of the death of the Annuitant, prior to the Maturity Date, and an election of how the Death Benefit is to be paid. At the time We receive the required information, the Death Benefit will be the greater of:

a. The Contract Value less any outstanding loan and loan interest;

b. The sum of the premiums paid less withdrawals less any outstanding loan and loan interest;

c. The Guaranteed Minimum Death Benefit less any outstanding loan and loan interest.

Unless one of the Payment Options has been selected within 90 days after We receive due proof of death, the Death Benefit will be paid in a lump sum at that time.

Guaranteed Minimum Death Benefit.  Prior to the first Contract
Anniversary, the Guaranteed Minimum Death Benefit will be set to zero.
On each Contract Anniversary that occurs prior to the Annuitant's Attained
Age
81, the Guaranteed Minimum Death Benefit will be set to the higher of:

a. the Contract Value on that Contract Anniversary, and
b. the Guaranteed Minimum Death Benefit on that Contract Anniversary.

The Guaranteed Minimum Death Benefit will also be reset on any date
We receive a premium payment, and on any date We process a
withdrawal.
On the date We credit Your premium payment to the Contract Value, We will increase the Guaranteed Minimum Death Benefit by the amount of the premium You paid. On any date a withdrawal is taken from Your
Contract Value,
the Guaranteed Minimum Death Benefit will be reduced by:

a. The Guaranteed Minimum Death Benefit in effect at the end of the previous day; times
b. The amount withdrawn, including any Contingent Deferred Sales
       Charge; divided by
c. The Contract Value at the end of the previous day.

For Contracts with an Issue Age of 80, the Guaranteed Minimum Death Benefit will never be greater than zero. The Guaranteed Minimum Death Benefit will be set to zero when Your Contract reaches the Maturity Date, and when you withdraw your total Contract Value.

Claims of Creditors. To the extent allowed by law, the Proceeds will not be subject to any claims of a Payee's creditors.

Payment Options

Election of Payment Options.

By Owner: While the Annuitant is living, You may choose, or change the choice of any Payment Option, unless the previous choice provides otherwise.

By Payee: When the Proceeds are payable and if they may be paid in one sum to the Payee, the Payee may choose, or change the choice of any Payment Option.
The word Payee means any person who has the right to receive the Proceeds under this Contract.

Payment of Proceeds. The Proceeds may be paid in one sum or all or part of this sum may be applied to any Payment Option. If no Payment Option is chosen, We will pay the Proceeds as described in the Proceeds Provision above.

If the Annuitant is the Owner and the Annuitant dies before the Income Date, then the Proceeds, other than amounts payable to or for the benefits of the surviving spouse of the Annuitant, must be paid out within five years of the death of the Annuitant. If the Annuitant is not the Owner, the Owner dies before the Income Date, and the surviving spouse of the Owner has not been named as the Contingent Owner, the Contract ends and the entire Contract Value must be paid out within five years of the death of the Owner. If the Owner dies on or after the Income Date, then any amounts remaining to be paid, other than amounts payable to or for the benefit of the surviving spouse of the Owner, must be paid out at least as rapidly as benefits were being paid at the time of the Owner's death.

Conditions. Any choice must be in writing in a form approved by Us. Our consent is needed for a Payment Option to be used for any Payee under any of these conditions:

a. The Payee is not a natural person.
b. The Payee will be paid as assignee.
c. The amount to be applied for the Payee is less than $1,000.
d. Each payment to the Payee would be less than $20.00.

Fixed Payment Options

Payments and earnings under the Fixed Payment Options are not affected by the investment experience of any Investment Division of Our Separate Account. Payments made under Options 2 and 5 will not increase or decrease. Interest credited on all other Fixed Options will never be less than 2.75 percent.

Payment Option 1. -- Payment for a Specified Period.
We will make equal monthly payments which will start on the Option Date and will run for one to thirty years, as chosen. The guaranteed minimum monthly payments will be based on Table 1. The payments may be increased by additional interest.

       Monthly Income Per $1,000 of Proceeds
                     Table 1
         Payments for a Specified Period
Number of      Amount of    Number of    Amount of
  Years         Monthly       Years       Monthly
 Payable        Payments     Payable     Payments
    1            $84.37         16           6.41
    2             42.76         17           6.11
    3             28.89         18           5.85
    4             21.96         19           5.61
    5             17.80         20           5.39
    6             15.03         21           5.18

    7             13.06         22           5.02
    8             11.57         23           4.86
    9             10.42         24           4.72
    10             9.50         25           4.59
    11             8.75         26           4.46

    12             8.13         27           4.35
    13             7.60         28           4.24
    14             7.15         29           4.15
    15             6.75         30           4.06

Payment Option 2. -- Payment of Life Income. We will make equal monthly payments which will start on the Option Date and will run as long as the Payee lives.

The amount of the payment will depend on the age and sex of the Payee on the
Option Date and will be based on Table 2. We must have proof of the Payee's date of birth. Either of the following terms may be chosen.

                  Monthly Income Per $1,000 of Proceeds
                                TABLE 2
Age Near      Monthly Payments For Life    Age Near   Monthly Payments
for Life
Birthday            10 years    20 years   Birthday        10 years    20 years
 Male        Life    Certain    Certain    Female    Life   Certain    Certain
 20 and                                    20 and
  Under      2.83      2.83      2.82       Under    2.75      2.75      2.75
  21         2.85      2.85      2.84       21       2.77      2.77      2.76
  22         2.87      2.86      2.86       22       2.78      2.78      2.78
  23         2.88      2.88      2.88       23       2.80      2.80      2.80
  24         2.91      2.90      2.90       24       2.82      2.82      2.82

  25         2.93      2.93      2.92       25       2.84      2.84      2.83
  26         2.95      2.95      2.94       26       2.86      2.86      2.85
  27         2.97      2.97      2.96       27       2.87      2.87      2.87
  28         3.00      3.00      2.99       28       2.90      2.90      2.89
  29         3.02      3.02      3.01       29       2.92      2.92      2.91

  30         3.05      3.05      3.04       30       2.94      2.94      2.94
  31         3.07      3.07      3.06       31       2.96      2.96      2.96
  32         3.10      3.10      3.09       32       2.99      2.99      2.98
  33         3.13      3.13      3.12       33       3.01      3.01      3.01
  34         3.16      3.16      3.15       34       3.04      3.04      3.03

  35         3.20      3.20      3.18       35       3.07      3.07      3.06
  36         3.23      3.23      3.21       36       3.10      3.10      3.09
  37         3.27      3.27      3.25       37       3.13      3.13      3.12
  38         3.31      3.30      3.28       38       3.16      3.16      3.15
  39         3.35      3.34      3.32       39       3.19      3.19      3.18

  40         3.39      3.38      3.35       40       3.23      3.23      3.21
  41         3.43      3.43      3.39       41       3.26      3.26      3.25
  42         3.48      3.47      3.43       42       3.30      3.30      3.28
  43         3.53      3.52      3.48       43       3.34      3.34      3.32
  44         3.58      3.57      3.52       44       3.38      3.38      3.36

  45         3.63      3.62      3.56       45       3.43      3.42      3.40
  46         3.69      3.67      3.61       46       3.47      3.47      3.44
  47         3.74      3.73      3.66       47       3.52      3.52      3.48
  48         3.80      3.78      3.71       48       3.57      3.57      3.53
  49         3.87      3.85      3.76       49       3.63      3.62      3.58

  50         3.93      3.91      3.82       50       3.68      3.67      3.62
  51         4.00      3.97      3.87       51       3.74      3.73      3.68
  52         4.08      4.04      3.93       52       3.80      3.79      3.73
  53         4.15      4.12      3.99       53       3.87      3.85      3.78
  54         4.24      4.19      4.05       54       3.94      3.92      3.84

  55         4.32      4.27      4.11       55       4.01      3.99      3.90
  56         4.41      4.36      4.17       56       4.09      4.06      3.96
  57         4.51      4.45      4.23       57       4.17      4.14      4.03
  58         4.61      4.54      4.30       58       4.26      4.22      4.09
  59         4.72      4.64      4.37       59       4.35      4.31      4.16

  60         4.83      4.75      4.43       60       4.45      4.40      4.23
  61         4.96      4.86      4.50       61       4.55      4.50      4.30
  62         5.09      4.97      4.57       62       4.66      4.60      4.37
  63         5.23      5.09      4.63       63       4.78      4.71      4.44
  64         5.38      5.22      4.70       64       4.90      4.82      4.52

  65         5.54      5.36      4.76       65       5.04      4.94      4.59
  66         5.71      5.49      4.83       66       5.18      5.07      4.66
  67         5.90      5.64      4.89       67       5.34      5.21      4.73
  68         6.09      5.79      4.95       68       5.50      5.35      4.80
  69         6.30      5.94      5.00       69       5.68      5.50      4.87

  70         6.52      6.10      5.05       70       5.87      5.65      4.94
  71         6.76      6.27      5.10       71       6.07      5.82      5.00
  72         7.01      6.44      5.14       72       6.30      5.99      5.06
  73         7.28      6.61      5.18       73       6.54      6.17      5.11
  74         7.57      6.79      5.22       74       6.80      6.36      5.16

  75         7.87      6.96      5.25       75       7.08      6.55      5.20
  76         8.20      7.14      5.28       76       7.38      6.75      5.24
  77         8.55      7.32      5.30       77       7.71      6.95      5.27
  78         8.93      7.49      5.32       78       8.07      7.15      5.30
  79         9.33      7.67      5.34       79       8.45      7.35      5.32

  80 and     9.76      7.84      5.35      80 and    8.87      7.55      5.34
  over                                      over


a. Life Income, Guaranteed Period -- The payments will run for the life of the Payee with guaranteed payments for ten or twenty years, as chosen.

b. Life Income Only -- The payments will run only during the lifetime of the
   Payee.

We reserve the right to require proof that the Payee is alive when each payment is due.

Payment Option 3. -- Payment of a Specified Amount. We will make equal payments every one, three, six, or twelve months, as chosen. The payments will start on the Option Date and will run until the Proceeds applied, together with interest at the rate of at least 2.75% a year on the unpaid balance, are fully paid. The final payment will be any balance equal to or less than one payment. The payments may be increased by additional interest.

Payment Option 4. -- Proceeds Left at Interest. The Proceeds may be left with
Us for any length of time agreed upon. Interest will be at the rate of at least
2.75% a year. The interest may be left with Us to accumulate, or it may be paid every one, three, six, or twelve months, as chosen. If the interest is to be paid, the first payment will be at the end of the first interest period.

Payment Option 5. -- Annuity. You can choose a payment option from any life annuity option which We then regularly issue for Contracts purchased by a single sum. (This does not include contracts which are used to qualify for special Federal Income Tax treatment as a retirement plan.) The first payment will be at the end of the first installment period. We must have proof of the Payee's date of birth.

Basis of Guaranteed Payment Rates. Guaranteed interest rate for Table 1 is 2.75%. Table 2 is based on the Annuity 2000, Sex Distinct, Mortality Table at
2.75%.

Other Payment Options Available. We may agree to pay the Proceeds in any other manner.

Variable Payment Options

Payments under the Variable Payment Options are affected by the investment experience of the Investment Divisions of Our Separate Account.
Therefore, the
amount of the Variable Payments may increase or decrease, depending on the investment experience of the Investment Division.

The dollar amount of the first Variable Payment is computed by multiplying the amount in each Investment Division, calculated as of a date not more than ten business days prior to the date of the first payment, by the appropriate rate for the option selected. The payment from each Investment Division is then converted to Annuity Units which will be used to determine subsequent payments.

The number of Annuity Units credited to each Investment Division is:

a. the portion of the first Variable Payment from the Investment
   Division; divided by

b. the Investment Division's Annuity Unit Value as of the date used to calculate the first Variable Payment.

The dollar amount of each subsequent payment for an Investment
Division is equal to:

a. the number of Annuity Units for that Investment Division;
   multiplied by

b. The Annuity Unit Value for that Investment Division as of a uniformly applied date not more than ten business days before the date of the payment.

The Variable Payment made to the Annuitant is the sum of the payment amounts for each Investment Division.

Annuity Unit Value. The Annuity Unit Value of each Investment Division was set at $10.00 at the end of the first Valuation Period of the Investment Division.
The unit value for each subsequent Valuation Period is then determined at the end of the Valuation Period and is equal to:

a. the Annuity Unit Value for the immediately preceding Valuation
   Period;  multiplied by;

b. the Net Investment Factor for that period; multiplied by

c. .99986634 for each day in the Valuation Period.

Transfers. After Variable Payments have begun You may request in writing one transfer per Contract Year. There will be no charge for this transfer. No transfers are allowed between Fixed Payment Options and Variable
Payment
Options. Transfers made after Variable Payments have begun will be effective the day We receive the request and based on the Annuity Unit Values of the
Investment Divisions for that Valuation Period.

Payment Option 1. -- Payment of Life Income. We will make variable monthly payments which will start on the Option Date and will run as long as the Payee lives.

The amount of the payment will depend on the age and sex of the Payee on the
Option Date and the initial payment will be based on Table 3. We must have proof of the Payee's date of birth. Either of the following terms may be chosen.

                   Monthly Income Per $1,000 of Proceeds
                                  TABLE 3
Age Near      Monthly Payments For Life   Age Near  Monthly Payments
for Life
Birthday          10 years   20 years     Birthday         10 years    20 years
  Male    Life    Certain    Certain      Female    Life    Certain    Certain
 20 and                                   20 and
  Under   4.34      4.34      4.34        Under     4.28      4.28      4.28
  21      4.35      4.35      4.35        21        4.29      4.29      4.29
  22      4.37      4.37      4.36        22        4.30      4.30      4.30
  23      4.38      4.38      4.38        23        4.31      4.31      4.31
  24      4.40      4.40      4.39        24        4.32      4.32      4.33

  25      4.41      4.41      4.41        25        4.34      4.34      4.34
  26      4.43      4.43      4.42        26        4.35      4.35      4.35
  27      4.45      4.45      4.44        27        4.36      4.36      4.37
  28      4.46      4.46      4.46        28        4.38      4.38      4.38
  29      4.48      4.48      4.48        29        4.40      4.40      4.40

  30      4.51      4.51      4.50        30        4.41      4.41      4.41
  31      4.53      4.53      4.52        31        4.43      4.43      4.43
  32      4.55      4.55      4.54        32        4.45      4.45      4.45
  33      4.57      4.57      4.56        33        4.47      4.47      4.47
  34      4.60      4.60      4.58        34        4.49      4.49      4.48

  35      4.63      4.63      4.61        35        4.51      4.51      4.51
  36      4.66      4.66      4.63        36        4.53      4.53      4.53
  37      4.69      4.69      4.66        37        4.56      4.56      4.55
  38      4.72      4.72      4.69        38        4.58      4.58      4.57
  39      4.76      4.75      4.72        39        4.61      4.61      4.60

  40      4.79      4.79      4.75        40        4.64      4.64      4.62
  41      4.83      4.83      4.78        41        4.67      4.67      4.65
  42      4.88      4.87      4.82        42        4.70      4.70      4.68
  43      4.92      4.91      4.85        43        4.74      4.74      4.71
  44      4.96      4.95      4.89        44        4.78      4.77      4.74

  45      5.01      5.00      4.93        45        4.81      4.81      4.78
  46      5.06      5.04      4.97        46        4.85      4.85      4.81
  47      5.12      5.09      5.01        47        4.90      4.89      4.85
  48      5.17      5.15      5.05        48        4.94      4.93      4.89
  49      5.23      5.20      5.10        49        4.99      4.98      4.93

  50      5.29      5.26      5.14        50        5.04      5.03      4.97
  51      5.36      5.32      5.19        51        5.10      5.08      5.01
  52      5.43      5.38      5.24        52        5.15      5.14      5.06
  53      5.50      5.45      5.29        53        5.21      5.19      5.11
  54      5.58      5.52      5.34        54        5.28      5.25      5.15

  55      5.66      5.60      5.40        55        5.35      5.32      5.21
  56      5.75      5.68      5.45        56        5.42      5.39      5.26
  57      5.84      5.76      5.51        57        5.50      5.46      5.32
  58      5.94      5.85      5.57        58        5.58      5.53      5.37
  59      6.04      5.94      5.62        59        5.67      5.61      5.43

  60      6.16      6.04      5.68        60        5.76      5.70      5.49
  61      6.28      6.15      5.74        61        5.86      5.79      5.56
  62      6.41      6.26      5.80        62        5.97      5.89      5.62
  63      6.55      6.37      5.86        63        6.08      5.99      5.68
  64      6.70      6.50      5.92        64        6.20      6.10      5.75

  65      6.86      6.62      5.97        65        6.33      6.21      5.81
  66      7.03      6.76      6.03        66        6.47      6.33      5.88
  67      7.22      6.89      6.08        67        6.62      6.46      5.94
  68      7.42      7.04      6.13        68        6.79      6.60      6.00
  69      7.63      7.18      6.18        69        6.96      6.74      6.07

  70      7.85      7.34      6.22        70        7.15      6.89      6.12
  71      8.09      7.49      6.27        71        7.36      7.05      6.18
  72      8.34      7.65      6.30        72        7.58      7.21      6.23
  73      8.61      7.82      6.34        73        7.83      7.38      6.27
  74      8.91      7.98      6.37        74        8.09      7.56      6.32

  75      9.22      8.15      6.40        75        8.37      7.74      6.35
  76      9.55      8.32      6.42        76        8.68      7.93      6.39
  77      9.90      8.48      6.45        77        9.01      8.12      6.42
  78     10.29      8.65      6.46        78        9.37      8.32      6.44
  79     10.69      8.81      6.48        79        9.77      8.51      6.46

  80 and    11.13   8.97      6.49       80 and    10.19      8.70      6.48
  over                                    over

a. Life Income, Guaranteed Period -- The payments will run for the life of the
Payee with guaranteed payments for ten or twenty years, as chosen.

b. Life Income Only -- The payments will run only during the lifetime of the
Payee.

We reserve the right to require proof that the Payee is alive when each payment is due.

Payment Option 2. -- Annuity. You can choose a payment option from any life annuity option which We then regularly issue for Contracts purchased by a single sum. (This does not include contracts which are used to qualify for special Federal Income Tax treatment as a retirement plan.) The first payment will be at the end of the first installment period. We must have proof of the Payee's date of birth.

Basis of Initial Payment Rates. Table 3 is based on the Annuity 2000, Sex Distinct, Mortality Table at 5.00%

Payment Contracts

Issue. When a Payment Option is chosen, We will issue a Payment
Contract in
exchange for this Contract. The effective date of the Payment Contract will be the Option Date.

Assignment. Payment Contracts may not be assigned.

Withdrawal of Proceeds. The Payee has the right to withdraw the Proceeds under a
Fixed Payment Option if so provided in the Payment Contract. The payee cannot withdraw Proceeds under any of the Variable Payment Options. Under Fixed
Payment Option 1, the sum of the remaining guaranteed payments, discounted at the rate used to compute each payment, compounded annually, may be withdrawn.
Under Fixed Payment Options 3 and 4, all or part of the remaining Proceeds and any interest earned but unpaid may be withdrawn. The Proceeds may not be withdrawn under Fixed Payment Options 2 or 5. Any withdrawals must not be less than $100. If the amount remaining under a Payment Option is less than $1,000,
We have the right to pay in one sum. We may postpone payment of any amount to be withdrawn for not more than six months from the date We receive the written request for withdrawal at Our Home Office.

Changing Options. A Payee under Fixed Payment Options 1, 3, or 4 may change to another option using the sum which the Payee could withdraw on the date the new option is to start. In some cases, the Payee will need Our consent to change an option. We describe these cases under Conditions.

Death of Payee. If any payments remain to be paid under a Payment
Option at the
death of the Payee, payment will be made according to the terms of the Payment
Contract.

Claims of Creditors. To the extent allowed by law, the Proceeds will not be subject to any claims of a Payee's creditors.

FLEXIBLE PREMIUM VARIABLE ANNUITY

Deferred Annuity.  Death Benefit Payable if Death Occurs Before
Maturity
Date. Flexible Premiums. Optional Maturity Date. Not Eligible for Dividends. Contract Values will Reflect the Investment Experience of Our Separate Account and Interest Earned in the General Account.

A057A1 SCRIPT

Item 24.(b)(5)(a) Form of Application for Flexible Premium Deferred
                  Variable Annuity Contract

Home Office Use
ANNUITY APPLICATION TO:
MIDLAND NATIONAL LIFE INSURANCE COMPANY, Sioux Falls,
SD  57193
1.  PROPOSED ANNUITANT (Last, First, Middle Initial)
MARITAL STATUS
BIRTHDATE
MO. DAY YEAR
STATE OF BIRTH
AGE
SEX
SOCIAL SECURITY #
2.  RESIDENCE ADDRESS (Street, City, State, Zip Code)
TELEPHONE NUMBER (    )
3a. FULL NAME OF OWNER (If other than Annuitant) (First, Middle,
Last)
3b  OWNER'S TAX I.D. or SOCIAL SECURITY NUMBER
4a. OWNER'S ADDRESS (Street, City, State, Zip Code)
4b. RELATIONSHIP TO ANNUITANT
5a. PRIMARY BENEFICIARY
Relationship to Proposed Annuitant.
5b. CONTINGENT BENEFICIARY
Relationship to Proposed Annuitant.
6a. PLAN OF ANNUITY
6b. WAIVER OF PREMIUM
Complete reverse side of application.
6c. TYPE OF ANNUITY
Non-Qualified
403(b) TSA
IRA (for tax year           )
SEP/IRA (for tax year       )
IRA (rollover)
Other
PROOF OF AGE REQUIREMENT is required for all Single Premium
Annuities where
annuity benefits are to begin immediately.  Submit a photocopy of one of the
following:
1.  Birth Certificate
2.  Church Certificate of Birth or Baptism
3.  Valid Motor Vehicle Operator's License
7a. AMOUNT PAID WITH APPLICATION
$           (Receipt valid only if amount paid with application is entered here.)
7b. REPLACEMENT (must complete)
Will the annuity being applied for replace or change any existing Life Insurance or Annuity Contract?
No  Yes
8a. BILLING INFORMATION
Single Premium in the Amount of $
Flexible Premium Billed
Annual    Semi-Annual    Quarterly    Monthly
In the Amount of $
Billing Type:
Check-O-Matic (must complete 8b)
Military Allotment
Direct Billing
List Billing/Salary Savings (must complete 8d)
Civil Service Allotment
8b. FOR CHECK-O-MATIC ONLY:
DRAW DATE
(1st-28th)
Month  Day
ACCOUNT TYPE
Checking (enclose voided check)
Savings (must complete 8c)
AUTHORIZED SIGNATURE(S) OF ACCOUNT HOLDER(S)
8c. ROUTING/TRANSIT NUMBER
ACCOUNT NUMBER
FINANCIAL INSTITUTION NAME AND ADDRESS
8d. FOR LIST BILLING/SALARY SAVINGS ONLY:  (Employer Name,
Address, Telephone
Number)
9.  SPECIAL REQUESTS OR DETAILS

IT IS DECLARED that the statements and answers in this application are complete and true to the best knowledge and belief of the persons signing this application. IT IS AGREED: (1) that such statements shall form the basis of an annuity issued by the Company; (2) that any waiver or modification of this application will not be effective unless in writing and signing by the President, a Vice President, the Secretary or an Assistant Secretary; (3) that the acceptance of any policy issued on this application shall constitute a ratification of any correction or amendment made by the Company.

I certify, under penalty of perjury, that:
(1) The number shown on this application is my correct taxpayer identification number, and;
(2) I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

PROPOSED ANNUITANT if 15 YEARS OR OLDER (Signature)
Make all checks payable to Midland National Life Insurance Company. OWNER (Signature) (if other than Annuitant.)
SIGNED AT (City, State)
DATE

SOLICITING AGENT (Signature)
To the best of my knowledge, this application is not involved in replacement
of the insurance or annuities as defined in applicable Insurance
Department
Regulations except as state in Section 7b.
PRINT AGENT'S LAST NAME
CODE NO.
TELEPHONE NUMBER (    )
OTHER AGENT (Please Print)
% CREDIT
CODE NO.
GENERAL AGENT (Please Print)
CODE NO.

Premium checks must be payable to Midland National Life Insurance
Company.  Do
not make checks payable to the Agent or leave the Payee blank.
Detach and Deliver this section to the proposed insured.
RECEIPT
Cash
List Billing/Salary Savings or Civil Service Authorization or Military
Allotment

Received from                          the sum of $               representing
Full        Partial payment of the first premium on account of application made
this date to MIDLAND NATIONAL LIFE INSURANCE COMPANY. If after investigation and the completion of all required medical examinations and studies, the Company shall be satisfied that on the date of the application or medical examination, whichever is later, each person proposed for insurance was insurable and entitled under the Company's rules and standards to insurance on the plan and for the amount and at the rate of premium applied for, the insurance protection applied for shall by reason of such payment take effect from the date of application or such medical examination or the date specifically requested in the application, whichever is later, if the sum paid is equal to or greater than 1/12th of the annual premium required for the policy applied for. Unless every condition specified in this receipt is fulfilled exactly, no insurance shall be considered in effect unless and until the application has been approved and accepted by the Company and the policy delivered to and accepted by the Owner, and the full first premium has been paid while each person proposed for insurance is alive and while the state of health and other conditions affecting insurability are as stated in this application or examination, if required. This receipt will be void if any acknowledged authorization is cancelled before payment or if any check or draft is not honored when presented. This receipt will be void if altered or modified in any respect. No agent of the Company and no broker is authorized to alter or waive any of such conditions. Failure of the Company to issue a policy within 90 days from the date of this receipt shall automatically be deemed a declination without further notice.

Date

Agent
Signature

Detach and Deliver this section to proposed insured.
MIDLAND NATIONAL LIFE INSURANCE COMPANY, Sioux Falls,
South Dakota  57193-0001
Fair Credit Reporting Act Notification
As part of our underwriting procedure, an investigative consumer report may be made which will provide applicable information concerning residence verification, employment, occupation, general health, habits, reputation, personal characteristics and mode of living. Such information for the investigative consumer report will be obtained through personal interviews with your friends, neighbors, and associates. Upon written request, a complete and accurate disclosure of the nature and scope of the investigative consumer report will be provided.

Medical Information Bureau Notification
Information regarding your insurability will be treated as confidential. Midland National Life Insurance Company, or its reinsurers, may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file. Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file.
If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts
02112, telephone number (617) 426-3660.  Midland National Life
Insurance
Company, or its reinsurers, ma also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

WAIVER OF PREMIUM APPLICATION
If WAIVER OF PREMIUM IS REQUESTED, THE FOLLOWING NON-
MEDICAL LIMITS APPLY:
AGE OF ANNUITANT
0-40
41-45
ANNUALIZED PREMIUM
$3,000
1,500
10. OCCUPATION (Described and give exact duties.)
11a. DRIVERS LICENSE NUMBER AND STATE
11b. BUSINESS TELEPHONE NUMBER (    )
11c. CONTACT THE PROPOSED ANNUITANT AT:
RESIDENCE
BUSINESS
TIME       A.M.       P.M.
12. NON-MEDICAL DECLARATIONS SECTION. (To be completed in full if Waiver of
Premium is applied for.) To the best of your knowledge and belief have you ever had, or been told or received advice or treatment for: (Circle conditions answered "yes" and give details below.)

Yes     No
(a) High blood pressure, heart, vein or artery trouble, rheumatic fever?
(b) Lung or other respiratory trouble; stomach, gall bladder, intestinal or rectal trouble; rupture; diabetes?
(c) Any form of tuberculosis; kidney or bladder trouble; prostate trouble, disease of reproductive system, venereal disease?
(d) Mental or nervous trouble, epilepsy, brain disorder, arthritis, rheumatism,
back or spinal trouble?
(e) Cancer, tumor or any form of growth; any deformity; loss of hearing;
loss
of, or loss of use of eye or limb?
(f) An immune deficiency disorder, AIDS, ARC (AIDS related complex)
or been
told test results indicate exposure to the AIDS virus?
(g) Any physical conditions, injuries or symptoms of ill health not mentioned
above?
(h) Have you had any medical advice, examination, consultation, or treatment
during the past five years?
(i) Height               Weight
(j) Are medical records under any other name (maiden name, etc.)? If yes, please indicate name.

Condition, Injury or Symptoms
Date
Duration
Degree of Recovery
Name and Address of Hospital and Attending Physician

Name and Address of Primary Physician (if not specified above, date last consulted)
Telephone Number of Primary Physician  (    )
APS Pre-Payment Amount  $

IT IS DECLARED that the statements and answers given in the Non-
Medical
Section, are complete and true to the best knowledge and belief of the undersigned. IT IS AGREED that no waiver of premium shall be in effect under this application (except as may be provided in the receipt bearing the same date as this application) unless and until the application has been approved and accepted by the Company at its Home Office and the policy delivered to and accepted by the Owner and the full first premium has been paid while the person proposed for waiver of premium is alive and while the state of health and other conditions affecting insurability are as stated in this application and examination, if required. (If Military Allotment is indicated in Section 8a or a List Billing/Salary Savings, Civil Service or Military Allotment Authorization has actually been signed and delivered for the correct amount, this shall be considered the same as payment of the full first premium.

I also acknowledge receipt of Fair Credit Reporting Act and Medical
Information
Bureau Notifications.

AUTHORIZATION: I hereby authorize any licensed physician, medical practitioner, hospital, clinic or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution or person, that has any records or knowledge of me or my child for whom insurance application is made, or my health or my child's health, to give to Midland National Life Insurance Company, or its reinsurers, any such information. A reproduction copy of this authorization shall be as valid as the original.

Make all checks payable to Midland National Life Insurance Company PROPOSED ANNUITANT IF 15 YEARS OR OLDER (Signature)
DATE
OWNER (Signature) (If other than Annuitant.)
DATE

ANNTYAPP SEC

Item 24.(b)(5)(b)  Supplement to Application

SUPPLEMENTAL TO ANNUITY APPLICATION
ALLOCATION QUESTIONS

Initial Allocation Percentages
(Whole Numbers Only - Smallest Non-Zero Number Must Be At Least
Ten)

Fund Name                    Premiums   Fund Name                     Premiums
General Account                    %    VIP III Growth & Income             %
VIP Money Market                   %    VIP III Balanced                    %
VIP High Income                    %    VIP III Growth Opportunities        %
VIP Equity-Income                  %    ACVP Capital Appreciation           %
VIP Growth                         %    ACVP Value                          %
VIP Overseas                       %    ACVP Balanced                       %
VIP II Asset Manager               %    ACVP International                  %
VIP II Investment Grade Bond       %                                        %
VIP II Index 500                   %                                        %
VIP II Contrafund                  %                                        %
VIP II Asset Manager - Growth      %                                        %

PROSPECTUS VERIFICATION

                                                                       Yes   No
Have you received a prospectus for the Variable Annuity Contract
AND a prospectus for the Variable Insurance Products Fund/Variable
Insurance Products FundII/Variable Insurance Products Fund III AND a prospectus for the American Century Portfolios?

Do you believe that this product will meet your insurance needs and financial objectives?

Would you like to receive the Statement of Additional Information for this policy?

The undersigned hereby agree(s) that the statements made above shall be a part of the application as fully as though made in said application.

PROPOSED ANNUITANT (Signature)
SIGNED AT (City, State)
DATE

OWNER (Signature)
WITNESS (Signature)


APPSUPP SEC

Item 24.(b)(6)(a)  Articles of Incorporation of Midland National Life
                   Insurance Company

STATE OF SOUTH DAKOTA
STATE OF SOUTH DAKOTA GREAT SEAL 1989
OFFICE OF
THE SECRETARY OF STATE
Department of State

United States of America,
State of South Dakota,

SECRETARY'S OFFICE

This is to certify that the attached instrument of writing is a true, correct and examined copy of the Restated Articles of Incorporation of MIDLAND NATIONAL
LIFE INSURANCE COMPANY, filed for record February 10, 1966, and all Amendments thereto;

and the whole thereof, and has been carefully compared with the original now on file in this office and found correct.

STATE OF SOUTH DAKOTA
GREAT SEAL 1989

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the Great Seal of the State of South Dakota at the City of Pierre, the Capital, on this 8th day of September, 1980.

Secretary of State

By
Deputy

FEES $17.50

Form 15
Section 61

STATE OF SOUTH DAKOTA
OFFICE OF THE SECRETARY OF STATE
RESTATED CERTIFICATE OF INCORPORATION
OF
MIDLAND NATIONAL LIFE INSURANCE COMPANY

The undersigned, as Secretary of State of the State of South Dakota, hereby certifies that duplicate originals of Restated Articles of Incorporation of MIDLAND NATIONAL LIFE INSURANCE COMPANY duly signed and verified pursuant to the provisions of the South Dakota Business Corporation Act, have been received in this office and are found to conform to law.

ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in me by law, hereby issues this Restated Certificate of Incorporation of MIDLAND NATIONAL LIFE INSURANCE
COMPANY and attaches hereto
a duplicate original of the Restated Articles of Incorporation.

Dated February 10, 1966, at 10:30 a.m.


15/ Alma Larson
Secretary of State

(GREAT SEAL OF THE STATE OF SOUTH DAKOTA)

RESTATED ARTICLES OF INCORPORATION
OF
MIDLAND NATIONAL LIFE INSURANCE COMPANY

We, William A. Rigsbee and Alan L. Austin, President and Secretary, respec-tively, of MIDLAND NATIONAL LIFE INSURANCE COMPANY, a corporation organized and existing under the Laws of the State of South Dakota, hereby certify that said Corporation at an annual meeting of the stockholders of said
Company held
at its office in the City of Watertown, State of South Dakota on the 4th day of
February, 1966, and acting pursuant to Section 61 of the South Dakota
Business
Corporation Act, begin Chapter 22 of the Session Laws of the State of
South
Dakota for the year 1965, restated its Articles of Incorporation as follows:

RESTATED ARTICLES OF INCORPORATION OF MIDLAND
NATIONAL LIFE INSURANCE COMPANY
ADOPTED PURSUANT TO SECTION 61 OF THE SOUTH DAKOTA
BUSINESS CORPORATION ACT,
CHAPTER 22 OF THE SESSION LAWS OF THE STATE OF SOUTH
DAKOTA FOR THE YEAR 1965.

KNOW ALL MEN BY THESE PRESENTS: that we the undersigned, for ourselves, and our associates do hereby associate ourselves together for the organization of a Corporation, for the purpose of conducting the business of life or accident insurance under and by virtue of the laws of the State of South Dakota, and we do hereby certify and declare as follows, via:

ARTICLE ONE
The name of this Corporation shall be "Midland National Life Insurance
Company."

ARTICLE TWO
The term for which this Corporation shall exist shall be perpetual.

ARTICLE THREE
The purpose for which this Corporation is formed is to generally engage in the business of writing and underwriting contracts of life, health, accident, and all other forms of disability insurance upon either the participating or nonparticipating plans, with authority to issue all types of contracts usually and customarily written by legal reserve insurance companies in the United
States of America, and to generally engage in any business and have authority to do anything provided for or permissible now or that may be hereafter authorized under the laws of the State of South Dakota or any other State of the Union or foreign country; to purchase, lease, or otherwise acquire equipment for the transmission of radio energy in interstate commerce; to construct, operate and maintain equipment for the transmission of radio energy in interstate commerce, and to apply for and hold licenses or other instruments of authorization from the Federal Communication
Commission or such
other body or bodies as may be charged by law with the duty of regulating the transmission or radio energy and the administration of laws pertaining, thereto, and purchase, lease, acquire, construct, operate and maintain any and all types of radio or television stations.

ARTICLE FOUR
The aggregate number of shares which the Corporation shall have authority to issue shall be 50,000 of common stock of the par value of $10.00 each. Fully paid capital stock of this Corporation shall be nonassessable and no stock shall be hereafter issued until fully paid.

ARTICLE FIVE
The fiscal year of the said Company shall commence on the first day of January and end on the 31st day of December of each year.

ARTICLE SIX
The address of the registered office of the Company shall be 104 South
Maple
Street, Watertown, South Dakota, and the name of its initial registered agent at such address is William A. Rigsbee.

ARTICLE SEVEN
The number of Directors of this Corporation shall be not less than five nor more than twenty one. Each Director shall be the owner of at least fifty shares of the common capital stock of the Company, and a majority of the Directors must be citizens of the State of South Dakota. The number of Directors to be elected shall be determined annually at the annual stockholders meeting, and all Directors shall hereafter be elected annually to serve for a period of one year, or until their successors are elected and qualified. The presently elected Directors shall serve until the election of their successors.

ARTICLE EIGHT
The above and foregoing Restated Articles of Incorporation correctly set forth without change the corresponding provisions of the Articles of Incorporation as heretofore amended, and the Restated Articles of Incorporation supersede the the original Articles of Incorporation and all Amendments thereto.

We further certify that there were subscribed and outstanding at said date 50,000 shares of common stock of said Company and no more, and no other class of stock, and that the vote by which said Restated Articles of Incorporation was adopted was 50,000 votes in favor thereof and no votes against the same, so that said Restated Articles of Incorporation were adopted by unanimous vote of all of the issued and outstanding stock of the Company.

IN WITNESS WHEREOF, WE have hereunder signed this Certificate as President and
Secretary, respectively, of the said Midland National Life Insurance Company, and caused the seal of said Company to be attached thereto.

William A. Rigsbee
President of MIDLAND NATIONAL LIFE INSURANCE COMPANY

Alan L. Austin
Secretary of MIDLAND NATIONAL LIFE INSURANCE COMPANY

(CORPORATE SEAL)

VERIFICATION

STATE OF SOUTH DAKOTA )
SS                    )
COUNTY OF CODINGTON   )

I, Dorothy Antritter, a Notary Public in and for the State of South Dakota, do hereby certify that on this 8th day of February, 1966 personally appeared before me William A. Rigsbee, who, being by me first duly sworn, declared that he is the President of Midland National Life Insurance Company, that he signed the foregoing Restated Articles of Incorporation as the President of the Corporation, and that the statements therein contained are true.

WITNESS my hand and Notarial Seal.

SEAL

Dorothy Antritter
Dorothy Antritter, Notary Public, South Dakota

My Commission Expires:  August 26, 1966

The above and foregoing Restated Articles of Incorporation of Midland
National
Life Insurance Company are hereby approved this 9th day of February, 1966.

Roy Manning
J. Roy Manning, Commissioner of Insurance of the State of South Dakota

The above and Restated Articles of Incorporation of Midland National
Life
Insurance Company are hereby approved as to form this 9th day of February,
1966.

Frank L. Farrar
Attorney General

By /S/ Alan Williamson
Assistant Attorney General

Receipt No. 104413
File No. D-122
Box No.

Filed at request of -
Alan L. Austin
Midland National Life Insurance Company
Watertown, South Dakota 57201

Restated Articles of Incorporation
Of
MIDLAND NATIONAL LIFE INSURANCE COMPANY

State of South Dakota
SS
Office of Secretary of State

Filed in the office of the Secretary of State on the 10th day of February
1966
at 10:30 a.m.

Alma Larson
Secretary of State

By ______________________________
   Assistant Secretary of State

Fee Received $20.00

STATE OF SOUTH DAKOTA
STATE OF SOUTH DAKOTA GREAT SEAL 1889
OFFICE OF THE SECRETARY OF STATE

Certificate of Amendment

I, ALMA LARSON, Secretary of State of the State of South Dakota, hereby certify that duplicate originals of Amendment to Articles of Incorporation of MIDLAND
NATIONAL LIFE INSURANCE COMPANY duly signed and verified, pursuant to the provisions of the South Dakota corporation acts, have been received in this office and are found to conform to law.

ACCORDINGLY and by virtue of the authority vested in me by law, I hereby issue this Certificate of Amendment to the Articles of Incorporation of MIDLAND
NATIONAL LIFE INSURANCE COMPANY and attach hereto a duplicate original of the
Amendment.

IN TESTIMONY WHEREOF. I have hereunto set my hand and affixed the Great Seal of the State of South Dakota, at Pierre, the Capital, this 7th day of October A.D.. 1969

Alma Larson
Secretary of State

Assistant

ARTICLES OF AMENDMENT
TO THE
RESTATED ARTICLES OF INCORPORATION
OF
MIDLAND NATIONAL LIFE INSURANCE COMPANY

Pursuant to the provisions of the South Dakota Business Corporation Act and the Insurance Code, the undersigned corporation adopts the following Articles of Amendment to its Restated Articles of Incorporation:

FIRST:  The name of the corporation is Midland National Life Insurance
Company.

SECOND:  The following Amendment of the Restated Articles of
Incorporation was
adopted by the shareholders of the corporation on October 3, 1969 in the manner prescribed by said statutes: Articles Four and Seven of the Restated Articles of Incorporation were amended so that they will read as follows:

ARTICLE FOUR
"The aggregate number of shares which the corporation shall have authority to issue shall be 1,200,000 of common stock of the par value of $1.00 each. Each of the 50,000 shares of common stock of the par value of $10.00 each, now issued and outstanding, shall e equal to and are hereby changed into ten fully paid and nonassessable common shares of this corporation having a par value of
$1.00 per share. Fully paid capital stock of this corporation shall be nonassessable and no stock shall be hereafter issued until fully paid."

ARTICLE SEVEN
"The number of directors of this corporation shall be five. The number of directors to be elected hereafter shall be fixed by the By-Laws of the Company. The presently elected directors shall serve until the election and qualification of their successors."

THIRD: The number of shares of the corporation outstanding at the time of such adoption was 50,000 shares of common stock, and the number of shares entitled to vote thereon was 50,000.

FOURTH: THe designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: None.

FIFTH: The manner in which the additional number of shares provided for in the Amendment to Article Four of the Restated Articles of Incorporation shall be issued, is as follows: Each holder of record of one or more shares of the capital stock of the Corporation on the date of the filing of Articles of Amendment in the Office of the Secretary of State of the State of South Dakota will e entitled to receive a certificate representing nine additional shares with a par value of $1.00 per share for each share held at that time. Each certificate outstanding immediately prior to the change will be retained by the holder and will continue to represent the same number of shares, but they will be shares of a part value of $1.00 per share instead of shares with a $10.00 par value.

SIXTH: The number of shares voted for such amendment was 49,989 and the number of shares voted against such amendment was none, 11 shares not represented and not voting.

Dated this 3rd day of October, 1969.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

By  William A. Rigsbee
Its President

By  Alan L. Austin
Its Secretary

(Corporate Seal)

STATE OF SOUTH DAKOTA )
SS                    )
COUNTY OF CODINGTON   )

Before me, Sandra J. DeYoung, a notary public in and for the said County and
State, personally appeared William A. Rigsbee who acknowledged before me that he is the President of Midland National Life Insurance Company, a South Dakota
Corporation, that he signed the foregoing Articles of Amendment to the Restated
Articles of Incorporation as his free and voluntary act and deed for the uses and purposes therein set forth, that the facts contained therein are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of
October, 1969.

(Seal)

Sandra J. DeYoung
Sandra J. DeYoung
Notary Public, State of South Dakota
My Commission Expires:  August 1, 1975

The above and foregoing Articles of Amendment to the Restated Articles of
Incorporation of Midland National Life Insurance Company are hereby approved as to form this 6th day of October, 1969.

GORDON J. MYDLAND
ATTORNEY GENERAL OF SOUTH DAKOTA

By  Gordon J. Mydland
Assistant Attorney General

The above and foregoing Articles of Amendment to the Restated Articles of
Incorporation of Midland National Life Insurance Company are hereby approved and triplicate original thereof was filed in my office this 6th day of October,
1969.

Warren E. Dirks
Warren E. Dirks
Commissioner of Insurance of the State of South Dakota

Receipt No.
File No. D-122

Filed at request of -
Midland National Life Insurance Company
Watertown, South Dakota  57201

Articles of Amendment
to the
Restated Articles of Incorporation
Of
MIDLAND NATIONAL LIFE INSURANCE COMPANY

State of South Dakota
SS
Office of Secretary of State

Filed in the office of the Secretary of State on the 7th day of October, 1969.

Alma Larson
Secretary of State

By ____________________________
   Assistant Secretary of State

Fee received:  $20.00 Filing
$140.00 increased capital

STATE OF SOUTH DAKOTA

STATE OF SOUTH DAKOTA
GREAT SEAL 1889

OFFICE OF THE SECRETARY OF STATE

Certificate of Amendment

I, ALMA LARSON, Secretary of State of the State of South Dakota, hereby certify that duplicate originals of Amendment to Articles of Incorporation of MIDLAND
NATIONAL LIFE INSURANCE COMPANY duly signed and verified, pursuant to the provisions of the South Dakota corporation acts, have been received in this office and are found to conform to law.

ACCORDINGLY and by virtue of the authority vested in me by law, I hereby issue this Certificate of Amendment to the Articles of Incorporation of MIDLAND
NATIONAL LIFE INSURANCE COMPANY and attach hereto a duplicate original of the
Amendment.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the Great Seal of the State of South Dakota, at Pierre, the Capital, this 11th day of March A.D. 1971.

Alma Larson
Secretary of State

Assistant

Dated this 11th day of March, 1971.

(Corporate Seal)

MIDLAND NATIONAL LIFE INSURANCE COMPANY

By  William A. Rigsbee
Its President

By  Alan L. Austin
Its Secretary

STATE OF SOUTH DAKOTA )
SS                    )
COUNTY OF CODINGTON   )

Before me, E. Elayne Jensen, a notary public in and for the said Company and
State, personally appeared William A. Rigsbee who acknowledged before me that he is the President of Midland National Life Insurance Company, a South Dakota corporation, that he signed the foregoing Articles of Amendment to the Restated
Articles of Incorporation as his free and voluntary act and deed for the uses and purposes therein set forth, that the facts contained therein are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 11th day of March,
1971.

(SEAL)

______________________________
E. Elayne Jensen
Notary Public, South Dakota
My Commission Expires:  April 10, 1978

The above and foregoing Articles of Amendment to the Restated Articles of
Incorporation of Midland National Life Insurance Company are hereby approved as to form this 11th day of March, 1971.

GORDON J. MYDLAND
ATTORNEY GENERAL OF SOUTH DAKOTA

BY ____________________________
   Assistant Attorney General

The above and foregoing Articles of Amendment to the Restated Articles of
Incorporation of Midland National Life Insurance Company are hereby approved and triplicate original thereof was filed in my office this 11th day of March,
1971.

Warren E. Dirks
Warren E. Dirks
Commissioner of Insurance of the
State of South Dakota

Receipt No. 68656
File No. D-122

Filed at request of -
Mr. Alan Austin
Austin, Hinderaker & Hackett
25 First Avenue South West
Watertown, South Dakota 57201

Articles of Amendment
of
MIDLAND NATIONAL LIFE INSURANCE COMPANY

State of South Dakota
SS
Office of Secretary of State

Filed in the office of the Secretary of State on the 11th day of March, 1971.

Alma Larson
Secretary of State

By
Assistant Secretary of State

Fee received:  $20.00

STATE OF SOUTH DAKOTA

STATE OF SOUTH DAKOTA
GREAT SEAL 1889
OFFICE OF THE SECRETARY OF STATE

Certificate of Amendment

I, LORNA B. HERSETH, Secretary of State of the State of South Dakota, hereby certify that duplicate originals of Amendment to Articles of Incorporation of
MIDLAND NATIONAL LIFE INSURANCE COMPANY duly signed and verified, pursuant to the provisions of the South Dakota corporation acts, have been received in this office and are found to conform to law.

ACCORDINGLY and by virtue of the authority vested in me by law, I hereby issue this Certificate of Amendment to the Articles of Incorporation of MIDLAND
NATIONAL LIFE INSURANCE COMPANY and attach hereto a duplicate original of the
Amendment.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the Great Seal of the State of South Dakota, at Pierre, the Capital, this 6th day of August A.D. 1974.

Lorna B. Herseth
Secretary of State

Assistant

August 1971
RECEIVED
SECRETARY OF STATE

ARTICLES OF AMENDMENT
TO THE
RESTATED ARTICLES OF INCORPORATION
OF
MIDLAND NATIONAL LIFE INSURANCE COMPANY

Pursuant to the provisions of the South Dakota Business Corporation Act and the Insurance Code, the undersigned corporation adopts the following Articles of Amendment to its Restated Articles of Incorporation:

FIRST:  The name of the corporation is Midland National Life Insurance
Company.

SECOND:  THe following Amendment to the Restated Articles of
Incorporation was
adopted by the shareholders of the corporation on July 22, 1974 in the manner prescribed by said statutes: Article Four of the Restated Articles of Incorporation was amended so that it will read as follows:

ARTICLE FOUR

"The aggregate number of shares which the corporation shall have authority to issue shall be 1,562,500 of common stock of the par value of $1.00 each. Fully paid capital stock of this corporation shall be nonassessable and no stock shall hereafter be issued until fully paid."

THIRD: The number of shares of the corporation outstanding at the time of such adoption was 1,200,000 shares of common stock, and the number of shares entitled to vote thereon was 1,200,000.

FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: None

FIFTH: The number of shares voted for such amendment was 1,200,000 and the number of shares voted against such amendment was none.

Dated this 22nd day of July, 1974.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

By  William A. Rigsbee
Its President

By  Darwin Shapiro
Its Secretary

(Corporate Seal)

STATE OF SOUTH DAKOTA )
SS                    )
COUNTY OF CODINGTON   )

Before me, Alice Murphy, a notary public in and for the said County and State, personally appeared William A. Rigsbee who acknowledged before me that he is the President of Midland National Life Insurance Company, a South Dakota corporation, that he signed the foregoing Articles of Amendment to the
Restated Articles of Incorporation as his free and voluntary act and deed for the uses and purposes therein set forth, that the facts contained therein are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of
July, 1974.

Filed this 30th day of July, 1974

(SEAL)

Lorna B. Herseth
SECRETARY OF STATE

Alice Murphy
Alice Murphy
Notary Public, South Dakota
My commission expires:  5-15-80


The above and foregoing Articles of Amendment to the Restated Articles of
Incorporation of Midland National Life Insurance Company are hereby approved as to form this 30th day of July, 1974.

KERMIT SANDSS
ATTORNEY GENERAL OF SOUTH DAKOTA

By  Kermit Sands
Assistant Attorney General

The above and foregoing Articles of Amendment to the Restated Articles of
Incorporation of Midland National Life Insurance Company are hereby approved and triplicate original thereof was filed in my office this 31st day of July, 1974.

Ralph A. Newman
Ralph A. Newman
Director of Insurance of the
State of South Dakota

STATE OF SOUTH DAKOTA
GREAT SEAL 1889

Receipt No. 135313
File No. D-122

Filed at request of -
Darwin Shapiro
Midland National Life Insurance Company
Watertown, SD  57201

Articles of Amendment
of
MIDLAND NATIONAL LIFE INSURANCE COMPANY

State of South Dakota
SS
Office of Secretary of State

Filed in the office of the Secretary of State on the 6th day of August, 1974.

Loran B. Herseth
Secretary of State

By
Assistant Secretary of State

Fee received:  $20.00 + $50 increased capital

STATE OF SOUTH DAKOTA
GREAT SEAL 1889
OFFICE OF THE SECRETARY OF STATE

Certificate of Amendment

I, LORNA B. HERSETH, Secretary of State of the State of South Dakota, hereby certify that duplicate originals of Amendment to Articles of Incorporation of
MIDLAND NATIONAL LIFE INSURANCE COMPANY duly signed and verified, pursuant to the provisions of the South Dakota corporation acts, have been received in this office and are found to conform to law.

ACCORDINGLY and by virtue of the authority vested in me by law, I hereby issue this Certificate of Amendment to the Articles of Incorporation of MIDLAND
NATIONAL LIFE INSURANCE COMPANY and attach hereto a duplicate original of the
Amendment.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the Great Seal of the State of South Dakota, at Pierre, the Capital, this 28th day of July A.D. 1977.

Lorna B. Herseth
Secretary of State

Assistant


Filed this 28th day of
July, 1977.

Lorna B. Herseth
SECRETARY OF STATE

ARTICLES OF AMENDMENT TO
THE RESTATED ARTICLES OF INCORPORATION
OF MIDLAND NATIONAL LIFE INSURANCE
COMPANY

We, William A. Rigsbee and Darwin Shapiro, President and Secretary, respectively, of Midland National Life Insurance Company, a corporation organized and existing under the laws of the State of South Dakota hereby certify that said corporation, at a special meeting of the stockholders of said company, held at its home office in the City of Watertown, State of South Dakota, on the 22nd day of July, 1977, amended Articles Six of the Restated Articles of Incorporation of Midland National Life Insurance Company so that said Restated Articles of Incorporation, as to said Article Six, now reads as follows:

ARTICLE SIX

The address of the registered office of the Company shall be One Midland
Plaza,
Sioux Falls, South Dakota, and the name of its registered agent at such address is William A. Rigsbee.

We further certify that there were subscribed and outstanding at said date 1,512,500 shares of common stock of said company and no more and no other class
of stock.  That the vote by which said amendment was adopted was
1,512,170
shares voted in favor thereof and no votes against the same so that said amendment was adopted by a vote of 1,512,170 shares of all of the issued and outstanding stock of the company.

IN WITNESS WHEREOF we have hereunto signed this Certificate as President and and Secretary, respectively, of said Midland National Life Insurance Company and caused the seal of said company to be attached thereto this 22nd day of
July, 1977.

(CORPORATE SEAL)

William A. Rigsbee
President of Midland National Life Insurance Company

Darwin Shapiro
Secretary of Midland National Life Insurance Company

STATE OF SOUTH DAKOTA
SS
COUNTY OF CODINGTON

VERIFICATION

I, Alan L. Austin, a Notary Public in and for the State of South Dakota, do hereby certify that on this 22nd day of July, 1977, personally appeared before me William A. Rigsbee, who, being by me first duly sworn, declared that he is
President of Midland National Life Insurance Company, that he signed the foregoing Articles of Amendment to Restated Articles of Incorporation of Midland National Life Insurance Company as President of the
Corporation, and
that the statements therein contained are true.

Witness my hand and notarial seal.

Alan L. Austin
Notary Public, South Dakota

My Commission Expires:  8/30/81

(SEAL)

The within and foregoing Amendment to Restated Articles of Incorporation of
Midland National Life Insurance Company are hereby approved this day of
July, 1977.

_____________________________
Lowell L. Knutson
Director of the Division of Insurance of the State of South Dakota

The within and foregoing Amendment to Restated Articles of Incorporation of
Midland National Life Insurance Company are hereby approved this 28th day of
July, 1977.

WILLIAM J. JANKLOW, Attorney General
of the State of South Dakota

BY:  Clair B. Ledbetter
Assistant Attorney General

CERTIFIED COPY OF AMENDMENT TO BYLAWS
OF MIDLAND NATIONAL LIFE INSURANCE COMPANY

STATE OF SOUTH DAKOTA
SS
COUNTY OF CODINGTON

I, Erwin J. Frey, do hereby certify that I am the duly elected, qualified and acting Assistant Secretary of Midland National Life Insurance Company, that a special meeting of the stockholders held at the offices of the Company at Watertown, South Dakota, on July 22, 1977, at 11:00 o'clock a.m., the stockholders, by a vote of 1,512,170 shares out of a total issued and outstanding of 1,512,500 shares adopted a Resolution to Amend Article II,
Section 1 of the Bylaws of said Company to read as follows:

ARTICLE II

"SECTION 1. ANNUAL MEETING. The annual meeting of the stockholders of the
Company shall be held at the Home Office of the Company in the City of Sioux
Falls, Minnehaha County, South Dakota, on the second Thursday in March, commencing at 11:00 a.m., to elect a Board of Directors and for the transaction of such other business as shall properly come before the meeting."

Witness my hand and the seal of Midland National Life Insurance
Company this
25th day of July, 1977.

(CORPORATE SEAL)

Erwin J. Frey
Assistant Secretary
Midland National Life Insurance Company

SOUTH DAKOTA
Department of Commerce & Consumer Affairs
Division of Insurance
Pierre, South Dakota  57501

September 16, 1977

To:  Office of the Secretary of State    Attn: Pat Hofer

From:  Lowell L. Knutson, Director of Insurance

Re: Articles of Amendment to the Restated Articles of Incorporation of Midland National Life Insurance Company dated July 22, 1977.

This is to certify that the above mentioned was approved and signed by me on the second day of August, 1977.


Lowell L. Knutson
Lowell L. Knutson
Director of Insurance

Receipt No.  202694

File No.  D-1222

Articles of Amendment
of
MIDLAND NATIONAL LIFE INSURANCE COMPANY

Filed at Request of
Connie Edge
Secretary
Department of Commerce &
Consumer Affairs
Division of Insurance
Pierre, SD  57501

State of South Dakota
SS
Office of Secretary of State

Filed in the office of the Secretary of State on the 28th day of July, 1977.

Lorna B. Herseth
Secretary of State

By ____________________________
   Assistant Secretary of State

Fee received:  $20

State of South Dakota
Office of The Secretary Of State

STATE DEPARTMENT
STATE OF SOUTH DAKOTA
GREAT SEAL 1889

United States of America,
State of South Dakota

SECRETARY'S OFFICE

This is to certify that the attached instrument of writing is a true, correct, and examined copy of the articles of amendment of MIDLAND
NATIONAL LIFE
INSURANCE COMPANY, filed with our office on February 5th, 1990;

and the whole thereof, and has been carefully compared with the original now on file in this office and found correct.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the Great Seal of the State of South Dakota at the City of Pierre, the Capital, on this 5th day of February, 1990.

Joyce Hazeltine
Secretary of State

By __________________________
   Deputy Secretary of State

STATE OF SOUTH DAKOTA
GREAT SEAL 1889

FEES:  $5.00

STATE OF SOUTH DAKOTA
GREAT SEAL 1889

STATE OF SOUTH DAKOTA
Secretary of State

Certificate of Amendment

I, JOYCE HAZELTINE, Secretary of State of the State of South Dakota, hereby certify that duplicate originals of Amendment to Articles of Incorporation of
MIDLAND NATIONAL LIFE INSURANCE COMPANY duly signed and verified pursuant to the provisions of the South Dakota corporation acts, have been received in this office and are found to conform to law.

ACCORDINGLY and by virtue of the authority vested in me by law, I hereby issue this Certificate of Amendment to the Articles of Incorporation of MIDLAND
NATIONAL LIFE INSURANCE COMPANY and attach hereto a duplicate original of the
Amendment.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the Great Seal of the State of South Dakota, at Pierre, the Capital, this 5th day of February A.D. 1990.

Joyce Hazeltine
Secretary of State

Deputy

STATE OF SOUTH DAKOTA
GREAT SEAL 1989

ARTICLES OF AMENDMENT TO
ARTICLES OF INCORPORATION OF
MIDLAND NATIONAL LIFE INSURANCE COMPANY

We, William A. Rigsbee and Jack L. Briggs, President and Secretary, respectively, of Midland National Life Insurance Company, a corporation organized and existing under the laws of the State of South Dakota, hereby certify that said corporation, at a special meeting of the stockholders, held at the offices of the Company, in the City of Sioux Falls, State of South Dakota, on the 8th day of January, 1990, amended Article Four of the Articles of Incorporation so that the same now reads as follows:

ARTICLE FOUR

The aggregate number of shares which the Corporation shall have the authority to issue shall be 2,549,439 of common stock of the par value of $1.00 each.
Fully paid capital stock of this Corporation shall be nonassessable and no stock shall be hereafter issued until fully paid.

We further certify that there were subscribed and outstanding at said date 1,499,670 shares of common stock of said Company and no more and no other class of stock. That the vote by which said amendment was adopted was 1,499,340 in favor thereof and no votes against so that said amendment was adopted by a unanimous vote of all of the issued and outstanding stock of the
Company.

IN WITNESS WHEREOF we have hereunto signed this certificate as President and
Secretary, respectively, of the said Midland National Life Insurance Company and caused the seal of said Company to be attached thereto this 8th day of January, 1990.

(CORPORATE SEAL)

William A. Rigsbee
President of Midland National Life Insurance Company

Jack Briggs
Secretary of Midland National Life Insurance Company

Filed this 5th day of February 1990.

Joyce Hazeltine
SECRETARY OF STATE

Approved as to Form
this 12th day of January 1990

Janice Stareman
ASSISTANT ATTORNEY GENERAL

FILED
January 15, 1990
South Dakota
Director of Insurance


STATE OF SOUTH DAKOTA
SS
COUNTY OF MINNEHAHA

I, Pam Wieker, a Notary Public in and for the State of South Dakota, do hereby certify that on this 8th day of January, 1990 personally appeared before me William A. Rigsbee, who, being by me first duly sworn, declared that he is the
President of Midland National Life Insurance Company, that he signed the foregoing Articles of Amendment to the Articles of Incorporation of Midland
National Life Insurance Company as President of the corporation, and that the statements therein contained are true.

Witness my hand and notarial seal.

Pam Wieker
Notary Public, South Dakota

(SEAL)

My commission Expires on August 21, 1997.

The within and foregoing Amendment to the Articles of Incorporation of Midland
National Life Insurance Company are hereby approved this ______ day of January,
1990.

___________________________
Mary Jane Cleary
Director of the Division of Insurance
of the State of South Dakota

The above and foregoing Amendment to the Articles of Incorporation of Midland
National Life Insurance Company are hereby approved this ______ day of January,
1990.

ROGER TELLINGHUISEN, Attorney General
of the State of South Dakota

By ____________________________
   Assistant Attorney General

State of South Dakota

STATE OF SOUTH DAKOTA
GREAT SEAL 1889

OFFICE OF THE SECRETARY OF STATE

CERTIFICATE OF AMENDMENT

I, JOYCE HAZELTINE, Secretary of State of the State of South Dakota, hereby certify that duplicate of the Articles of Amendment to the Articles of Incorporation of MIDLAND NATIONAL LIFE INSURANCE
COMPANY duly signed and
verified pursuant to the provisions of the South Dakota Corporation Acts, have been received in this office and are found to conform to law.

ACCORDINGLY and by virtue of the authority vested in me by law, I hereby issue this Certificate of Amendment to the Articles of Incorporation and attach hereto a duplicate of the Articles of Amendment of MIDLAND
NATIONAL LIFE
INSURANCE COMPANY.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the Great Seal of the State of South Dakota, at Pierre, the Capital, this August 15, 1997.

Joyce Hazeltine
JOYCE HAZELTINE
Secretary of State

STATE OF SOUTH DAKOTA
GREAT SEAL 1889

APPROVED BY
SOUTH DAKOTA
DIVISION OF INSURANCE
08-14-97
Larry S. Johnson

Approved as to Form
this 08th day of August, 1997.
Larry S. Johnson
ASSISTANT ATTORNEY GENERAL

Filed this 15th day of
August 1997.
Joyce Hazeltine
SECRETARY OF STATE

ARTICLES OF AMENDMENT TO RESTATED
ARTICLES OF INCORPORATION OF
MIDLAND NATIONAL LIFE INSURANCE COMPANY

We, Michael M. Masterson and Jack L. Briggs, President and Secretary, respectively, of Midland National Life Insurance Company, a corporation organized and existing under the laws of the State of South Dakota, hereby certify that at a special meeting of the Stockholders held at the offices of the Company at Sioux Falls, South Dakota, on June 30, 1997, at 1:00 o'clock p.m., the stockholders, by a vote of 2,549,439 shares out of a total issued and outstanding of 2,549,439 shares adopted a Resolution to Amend the Restated
Articles of Incorporation of said Company to read as follows:

INDEMNIFICATION OF DIRECTORS,
OFFICERS, EMPLOYEES AND AGENTS

The Corporation may, as provided in and to the extent designed in the By-Laws as may be adopted from time to time, indemnify any and all persons whom it may have the power to indemnify under the South Dakota Business
Corporation Act, as
the same may be amended and supplemented, against any and all of the expenses, liabilities and other matters referred to in or covered by said Business Corporation Act.

IN WITNESS WHEREOF we have hereunto signed this certificate as President and
Secretary, respectively, of the said Midland National Life Insurance Company and caused the seal of said Company to be attached thereto this 11 day of August, 1997.

(CORPORATE SEAL)

Michael Masterson
President of Midland National
Life Insurance Company

Jack Briggs
Secretary of Midland National
Life Insurance Company

SEC ARTICLES

Item 24.(b)(6)(b)  By-laws of Midland National Life Insurance Company

BY-LAWS
MIDLAND NATIONAL LIFE INSURANCE COMPANY
AS AMENDED AND RESTATED THROUGH
February 20, 1976


ARTICLE I

CORPORATE POWERS

SECTION 1.  CORPORATE POWERS.  All the Corporate Power of this
Company shall be
exercised by a Board of Directors, by the Executive Committee and by the officers named and provided for in these by=laws and by such other officers and agents as shall be appointed for the performance of specific duties.

ARTICLE II

MEETINGS OF THE STOCKHOLDERS

SECTION 1. ANNUAL MEETING. The annual meeting of the stockholders of the
Company shall be held at the Home Office of the Company in the City of Watertown, Codington County, South Dakota, on the second Thursday in March, commencing at 11:00 a.m., to elect a Board of Directors and for the transaction of such other business as shall properly come before the meeting.

SECTION 2. NOTICE OF ANNUAL MEETING. Notice of the annual meeting of the stockholders shall be given by the Secretary to each stockholder appearing as such on the books of the Company, by duly mailing notice of said meeting to his address as shown by the books and records of said Company, at least ten days prior to such annual meeting.

SECTION 3. SPECIAL MEETINGS. Special meetings of the stockholders of the
Company may be held at the Home Office of the Company upon call in writing by the President, the Board of Directors or whenever called in writing by stockholders holding not less than one-tenth of the shares entitled to vote at the meeting, provided that written notice of such special meeting, stating the day, hour, and place thereof and stating in general terms, the business to be transacted thereat, shall be mailed at least ten days prior to such meeting to each stockholder at his address as the same appears on the books of the Company.

SECTION 4. QUORUM. A majority of the common stock issued and outstanding, represented either in person or by proxy, shall constitute a quorum for the transaction of business and each stockholder shall be entitled to one vote for each share of common stock outstanding in his name on the books of the Company, whether represented in person or by proxy.

SECTION 5. ADJOURNED MEETINGS. If a quorum be not present at any annual or special meeting, or, if on vote of the stockholders present, it shall be deemed expedient or advisable to adjourn said meeting, said meeting may be adjourned to such other time as shall be agreed upon by them.

If adjournment shall be taken for longer than one day, immediate notice of the time to which the adjournment was taken shall be given in writing to all of the stockholders.

SECTION 6. VOTING BY PROXY. No person shall be entitled to vote by virtue of any proxy unless the proxy shall have been on file with the Secretary at least one day before the meeting at which it is to be used.

SECTION 7. OFFICERS OF MEETINGS. The President and Secretary of the
Corporation shall act as President and Secretary respectively of all stockholders meetings, and they shall constitute a committee to pass on the authenticity of the proxies.

ARTICLE III

BOARD OF DIRECTORS

SECTION 1.  NUMBER OF DIRECTORS AND TERM OF OFFICE.
The Directors shall be
elected at the annual meeting and the number to be elected, not less than five nor more than twenty-one, shall be determined annually by the stockholders.
The Directors shall serve for a period of one year or until the election and qualification of their successors.

SECTION 2. VACANCIES. The Board of Directors shall have power to fill all vacancies on the Board for the unexpired term.

SECTION 3. POWERS. THe Board of Directors shall exercise the corporate powers of said Corporation, and shall, with the Executive Committee thereof, hereinafter provided for, be the governing body thereof, and shall have general management of the business and property of the Company. The Directors shall act only as a Board and the individual Directors shall have no power as such.

SECTION 4. MEETINGS. Regular meetings of the Board of Directors shall be held on the second Thursday in each of the months of March, June, September and
December, and the meeting on the second Thursday in March shall be the annual meeting thereof.

SECTION 5.  SPECIAL MEETINGS.  Special meetings of the Board of
Directors may
be called by the President or by a majority of the Board of Directors, and the
President or the Secretary shall give notice of said special meeting by mailing same to each of the Directors at least three days before the date of the meeting.

SECTION 6.  CHAIRMAN OF BOARD OF DIRECTORS.  The Board of
Directors at each
annual meeting in March shall select one of their number as Chairman of the
Board of Directors during the ensuing year, and said Chairman shall preside at each regular or special meeting of the Board of Directors. If the Chairman of the Board shall at any time be absent, then the President or any Vice President shall preside at said meeting.

SECTION 7. QUORUM. A majority of the Directors shall constitute a quorum for the transaction of business at any regular, special, or adjourned meeting. A lesser number than a quorum may adjourn the meeting to a future date.

SECTION 8.  DIRECTORS FEES.  Each member of the Board of
Directors, if not an
officer of the Company, shall be paid for attendance at each regular or special meeting of the Board of Directors at the rate of $100.00 per day and expense of travel.

SECTION 9. MINUTES. Regular minutes of the proceedings of the Board of
Directors shall be kept by the Secretary of the Company, or such other person as may be designated by the Board.

SECTION 10. REMOVAL OF DIRECTORS. At a meeting of the stockholders call expressly for that purpose, Directors may be removed as hereinafter provided.
Any Director or the entire Board of Directors may be removed, with or without cause, by vote of the holders of the majority of the shares then entitled to vote at an election of Directors.

ARTICLE IV

EXECUTIVE COMMITTEE

SECTION 1. ELECTION AND POWERS. The Board of Directors, at its regular annual meeting, shall, at the time of electing the officers of the Company, appoint an
Executive Committee consisting of the President and not less than two nor more than four members of the Board of Directors. The Executive Committee, when the
Board of Directors is not in session, shall have and may exercise all of the powers of the Board of Directors allowed by law.

SECTION 2. MEETINGS. Meetings of the Executive Committee shall be held from time to time as they are called by the President, or by any two members thereof. No such meeting shall be held unless each member thereof shall receive personal notice of the time and place of the meeting at least one day prior thereto. Notice of any meeting may be waived by any member of the Executive Committee.

SECTION 3. QUORUM. A majority of the Executive Committee shall constitute a quorum.

SECTION 4. MINUTES. Regular minutes of the proceedings of the Executive
Committee shall be kept by the Secretary of the Company, or such other person as may be designated by the Committee.

ARTICLE V

OFFICERS

SECTION 1. ELECTION OF OFFICERS. The officers of this Company shall consist of a President, one or more Vice Presidents, the number of which shall be determined by the Board of Directors, a Secretary, one or more Assistant Secretaries and a Treasurer, each of whom shall be elected annually by the board of Directors, and such other officers as may be determined by said Board, each of whom shall hold his office during the pleasure of the Board, and until his successor is elected and qualified. The Board of Directors, may, however, employ officers or other employees of the Company for a longer term than one year if it seems advisable. The same person may hold one or more offices.

SECTION 2. DUTIES OF OFFICERS. Company officers shall have duties as determined by the Board of Directors from time to time.

SECTION 3. SALARIES. All salaries or other compensation of officers shall be fixed by the Board of Directors.

SECTION 4. BOND. The officers shall give bond for the faithful performance of their duties, in such form and amount and with such surety as may be prescribed by the Board of Directors, with the premiums on all bonds required to be paid by the Company.

ARTICLE VI

OFFICERS OR DIRECTORS DOING BUSINESS WITH THE
COMPANY

SECTION 1. PROHIBITION AS TO CERTAIN TRANSACTIONS. No officer or director, or any member of any committee thereof or an employee of this Company who is charged with the duty of investing or handling the funds of the Company shall deposit or invest such funds except in the insurer's corporate name; shall not borrow the funds of such insurer; shall not be pecuniarily interested in any loan, pledge or deposit, security, investments, sale, purchase, exchange, reinsurance, or other similar transaction or property of such insurer except as a stockholder or member; shall not take or receive to his own use any fee, brokerage, commission, gift, or other consideration for or on account of any such transaction made by or on behalf of such insurer.

ARTICLE VII

CAPITAL STOCK

SECTION 1.  CERTIFICATE OF SHARES.  Each holder of stock in this
Company shall
be entitled to a stock certificate in such form and bearing such original or facsimile signatures as authorized by the Board of Directors.

SECTION 2. TRANSFERS. Shares of the Capital stock of the Company shall be transferred on the books of the Company and any transfer agent only by the surrender of the original certificate by the holder thereof, or his duly authorized attorney. The Board of Directors may authorize the use of a transfer agent and the use of a registrar.

ARTICLE VIII

CORPORATE SEAL

SECTION 1. CORPORATE SEAL. The seal of this Corporation shall be circular with the name of the Corporation engraved around the margin and with the words
GREAT SEAL engraved across the face. The corporate seal shall be in the custody of the Secretary of the Company and shall be affixed to all papers requiring the use of a seal.

ARTICLE IX

AMENDMENTS TO BY-LAWS

SECTION 1. AMENDMENTS. These by-laws may be amended or repealed, in whole or in part, at any duly called meeting of th Board of Directors, by an affirmative vote of the majority of the Board of Directors, or by the stockholders at any annual or special meeting called for such purpose.

CERTIFIED COPY OF AMENDMENT TO BYLAWS
OF MIDLAND NATIONAL LIFE INSURANCE COMPANY

STATE OF SOUTH DAKOTA
SS
COUNTY OF CODINGTON

I. Erwin J. Frey, do hereby certify that I am the duly elected, qualified and acting Assistant Secretary of Midland National Life Insurance Company;
that a
special meeting of the stockholders held at the offices of the Company at Watertown, South Dakota, on July 22, 1977, at 11:00 o'clock a.m., the stockholders, by a vote of 1,512,170 shares out of a total issued and outstanding of 1,512,500 shares adopted a Resolution to Amend Article II,
Section 1 of the Bylaws of said Company to read as follows:

ARTICLE II

"SECTION 1. ANNUAL MEETING. The annual meeting of the stockholders of the
Company shall be held at the Home Office of the Company in the City of Sioux
Falls, Minnehaha County, South Dakota, on the second Thursday in March, commencing at 11:00 a.m., to elect a Board of Directors and for the transaction of such other business as shall properly come before the meeting."

Witness my hand and the seal of Midland National Life Insurance
Company this
25th day of July, 1977.

(CORPORATE SEAL)

Erwin J. Frey
Assistant Secretary
Midland National Life Insurance Company

Receipt No. 202694
File No. D-1222

Articles of Amendment
of
MIDLAND NATIONAL LIFE INSURANCE COMPANY

Filed at Request of

Connie Edge
Secretary
Department of Commerce & Consumer Affairs
Division of Insurance
Pierre, SD  57501





State of South Dakota
Office of Secretary of State

Filed in the office of the Secretary of State on 28th day of July 1977.

_______________________________
Secretary of State

By ____________________________
   Assistant Secretary of State

Fee Received $20

APPROVED BY
SOUTH DAKOTA
DIVISION OF INSURANCE

CERTIFIED COPY OF AMENDMENT TO BY-LAWS OF
MIDLAND NATIONAL LIFE INSURANCE COMPANY

STATE OF SOUTH DAKOTA
SS
COUNTY OF MINNEHAHA

I, Jack L. Briggs, do hereby certify that I am the duly elected, qualified and acting Secretary of Midland National Life Insurance Company; that on
May 29,
1977, the Board of Directors adopted a Resolution to Amend the By-Laws of said
Company to read as follows:

ARTICLE IV
EXECUTIVE COMMITTEE

SECTION 1. ELECTION AND POWERS. The Board of Directors, at its regular annual meeting, shall, at the time of electing the officers of the Company, appoint an Executive Committee consisting of the President and two or more members of the Board of Directors. The Executive Committee, when the Board of Directors is not in session, shall have and may exercise all of the powers of the Board of Directors allowed by law.

Witness my hand and the seal of Midland National Life Insurance
Company this
11th day of August, 1977.

(CORPORATE SEAL)

Jack L. Briggs
Secretary
Midland National Life Insurance Company

APPROVED BY
SOUTH DAKOTA
DIVISION OF INSURANCE

CERTIFIED COPY OF AMENDMENT TO BY-LAWS OF
MIDLAND NATIONAL LIFE INSURANCE COMPANY

STATE OF SOUTH DAKOTA
SS
COUNTY OF MINNEHAHA

I, Jack L. Briggs, do hereby certify that I am the duly elected, qualified and acting Secretary of Midland National Life Insurance Company; that at a special meeting of the Stockholders held at the offices of the Company at Sioux Falls,
South Dakota, on June 30, 1977, at 1:00 o'clock p.m., the stockholders, by a vote of 2,549,439 shares out of a total issued and outstanding of 2,549,439 shares adopted a Resolution to Amend the By-Laws of said Company to read as follows:

INDEMNIFICATION OF DIRECTORS,
OFFICERS, EMPLOYEES AND AGENTS

a) The corporation shall, to the fullest extent permitted by Sections 47-2-
58.1
through 47-2-58.7 of the South Dakota Business Corporation Act, as the same may be amended, indemnify every person who is, or was a director, officer or employee of the corporation, or of any other corporation which he serves as such at the request of the corporation, from and against any and all liability and reasonable expenses that may be incurred in connection with or resulting from any claim, action, suit or other proceeding in which he may be involved as a party or otherwise, by reason of his being a director, officer or employee, whether or not he continues to be such at the time such liability or expense shall have been incurred.

b) The right of indemnification in this Section shall be in addition to any other rights to which such director, officer or employee may otherwise be entitled by contract, vote of either stockholders or disinterested directors or as a matter of law; and in the event of such person's death, such rights shall extend to his heirs and legal representatives. The provisions of this Section are severable, and if any provision be held invalid, all other provisions are fully in effect and the invalid provision shall only be curtailed to the extent necessary to make it enforceable to the fullest extent allowed by law.

c) Expenses including attorney's fees may be advanced to such director, officer or employee as may be determined by the Board of Directors.

d) The Board of Directors, by majority vote, may elect to indemnify other agents of the corporation on a case-by-case basis.

Witness my hand and the seal of Midland National Life Insurance
Company this
11th day of August, 1977.

(CORPORATE SEAL)

Jack L. Briggs
Secretary
Midland National Life Insurance Company

SEC BYLAWS

Item 24.(b)(8)(a) Form of Participation Agreement between Midland
National
        Life Insurance Company and Fidelity VIP I and VIP II

              (b) Form of Participation Agreement between Midland National Life Insurance Company and Fidelity VIP III


PARTICIPATION AGREEMENT

Among


VARIABLE INSURANCE PRODUCTS FUND III,

FIDELITY DISTRIBUTORS CORPORATION

and

MIDLAND NATIONAL LIFE INSURANCE COMPANY


     THIS AGREEMENT, made and entered into as of the 3rd day of April, 1997 by and among MIDLAND
NATIONAL LIFE INSURANCE COMPANY, (hereinafter the "Company"), a South Dakota corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and the VARIABLE
INSURANCE PRODUCTS FUND III, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter the "Fund") and FIDELITY DISTRIBUTORS CORPORATION
(hereinafter the "Underwriter"), a Massachusetts corporation.

     WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund and the Underwriter (hereinafter "Participating Insurance Companies"); and

     WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto
(each such series hereinafter referred to as a "Portfolio");
and

     WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated September 17,
1986 (File No. 812-6422), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b) (15) and 6e-3(T) (b) (15)
thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order"); and

     WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

     WHEREAS, Fidelity Management & Research
Company (the "Adviser") is duly registered as an investment adviser under the federal Investment Advisers
Act of 1940 and any applicable state securities law; and

     WHEREAS, the Company has registered or will register certain variable life insurance and variable annuity contracts under the 1933 Act; and

     WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid variable annuity contracts; and

     WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act;
and

     WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission
("SEC") under the Securities Exchange Act of 1934, as amended, (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities
Dealers, Inc. (hereinafter "NASD"); and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid variable life and variable annuity contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

     NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:


ARTICLE I.  Sale of Fund Shares

     1.1. The Underwriter agrees to sell to the Company those shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this
Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 9:30 a.m. Boston time on the next following Business Day.
"Business Day" shall mean any day on which the New
York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

     1.2. The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

     1.3. The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance
Companies and their separate accounts. No shares of any Portfolio will be sold to the general public.

     1.4. The Fund and the Underwriter will not sell Fund shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles I, III, V, VII and Section 2.5 of Article II of this
Agreement is in effect to govern such sales.

     1.5. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day.

     1.6.  The Company agrees that purchases and
redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the variable life and annuity contracts with the form number(s) which are listed on Schedule A attached hereto and incorporated herein by this reference, as such Schedule A may be amended from time to time hereafter by mutual written agreement of all the parties hereto, (the "Contracts") shall be invested in the Fund, in such other Funds advised by the Adviser as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in an investment company other than the Fund if (a) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of all the Portfolios of the Fund; or (b) the Company gives the Fund and the Underwriter 45 days written notice of its intention to make such other investment company available as a funding vehicle for the Contracts; or (c) such other investment company was available as a funding vehicle for the Contracts prior to the date of this Agreement and the Company so informs the Fund and Underwriter prior to their signing this Agreement
(a list of such funds appearing on Schedule C to this Agreement); or (d) the Fund or Underwriter consents to the use of such other investment company.

     1.7. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For purpose of Section 2.10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

     1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

     1.9. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

     1.10. The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Boston time) and shall use its best efforts to make such net asset value per share available by 7 p.m. Boston time.


ARTICLE II.  Representations and Warranties

     2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under
Section 58-28 of the South Dakota Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

     2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of South Dakota and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act.
The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

     2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the
"Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

     2.4. The Company represents that the Contracts are currently treated as endowment, life insurance or annuity contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

     2.5. The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule
12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule 12b-1 Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

     2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of South Dakota and the Fund and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of South Dakota to the extent required to perform this Agreement.

     2.7. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the State of South Dakota and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

     2.8. The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

     2.9. The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of South Dakota and any applicable state and federal securities laws.

     2.10. The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

     2.11. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage for the benefit of the Fund, and that said bond is issued by a reputable bonding company, includes coverage for larceny and embezzlement, and is in an amount not less than $5 million. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.


ARTICLE III.  Prospectuses and Proxy Statements; Voting

     3.1. The Underwriter shall provide the Company with as many printed copies of the Fund's current prospectus and Statement of Additional Information as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide camera-ready film containing the Fund's prospectus and Statement of Additional Information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or Statement of Additional Information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document, and to have the Statement of Additional Information for the Fund and the Statement of Additional Information for the Contracts printed together in one document. Alternatively, the Company may print the Fund's prospectus and/or its Statement of Additional Information in combination with other fund companies' prospectuses and statements of additional information. Except as provided in the following three sentences, all expenses of printing and distributing Fund prospectuses and Statements of Additional Information shall be the expense of the Company. For prospectuses and Statements of Additional Information provided by the Company to its existing owners of Contracts in order to update disclosure annually as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. If the Company chooses to receive camera-ready film in lieu of receiving printed copies of the Fund's prospectus, the Fund will reimburse the Company in an amount equal to the product of A and B where A is the number of such prospectuses distributed to owners of the Contracts, and B is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's Statement of Additional Information.

     The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of printing any prospectuses or Statements of Additional Information other than those actually distributed to existing owners of the Contracts.

     3.2. The Fund's prospectus shall state that the Statement of Additional Information for the Fund is available from the Underwriter or the Company (or in the Fund's discretion, the Prospectus shall state that such Statement is available from the Fund).

     3.3. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and Statements of Additional Information, which are covered in Section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.4. If and to the extent required by law the Company shall:
(i)     solicit voting instructions from Contract owners;
(ii) vote the Fund shares in accordance with instructions received from Contract owners; and
(iii) vote Fund shares for which no instructions have been received in a particular separate account in the same proportion as Fund shares of such portfolio for which instructions have been received in that separate account, so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.

     3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.


ARTICLE IV.  Sales Material and Information

     4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least fifteen Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

     4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

     4.3. The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least fifteen Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

     4.4. The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

     4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the Securities and Exchange
Commission or other regulatory authorities.

     4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Account, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

     4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, Statements of Additional Information, shareholder reports, and proxy materials.


ARTICLE V.  Fees and Expenses

     5.1. The Fund and Underwriter shall pay no fee or other compensation to the Company under this agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the Fund.

     5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale.
The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

     5.3.  The Company shall bear the expenses of
distributing the Fund's prospectus, proxy materials and reports to owners of Contracts issued by the Company.


ARTICLE VI.  Diversification

     6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with
Section 817(h) of the Code and Treasury Regulation 1.817-
5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.


ARTICLE VII.  Potential Conflicts

     7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

     7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

     7.3. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1), withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating
Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2), establishing a new registered management investment company or managed separate account.

     7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

     7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected
Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.
Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

     7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

     7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive
Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance
Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.


ARTICLE VIII.  Indemnification

     8.1.  Indemnification By The Company

     8.1(a). The Company agrees to indemnify and hold harmless the Fund and each trustee of the Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the Registration Statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

(iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified
Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified
Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

     8.2.  Indemnification by the Underwriter

     8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the Registration Statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

(iv) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified
Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

8.3.  Indemnification By the Fund

8.3(a). The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

(i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement);or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified
Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or each Account, whichever is applicable.

8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.3(d). The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.


ARTICLE IX. Applicable Law

     9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant
(including, but not limited to, the Shared Funding
Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.


ARTICLE X. Termination

10.1. This Agreement shall continue in full force and effect until the first to occur of:

(a) termination by any party for any reason by sixty (60) days advance written notice delivered to the other parties;
or

(b) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

(c) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

(d) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the
Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

(e) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof; or

(f) termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(g) termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(h) termination by the Fund or the Underwriter by written notice to the Company, if the Company gives the Fund and the Underwriter the written notice specified in
Section 1.6(b) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 10.1(h) shall be effective forty five (45) days after the notice specified in Section
1.6(b) was given.

10.2. Effect of Termination. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing
Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

10.3 The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or
(ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause
(ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 90 days notice of its intention to do so.


ARTICLE XI.     Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

     If to the Fund:
          82 Devonshire Street
          Boston, Massachusetts  02109
          Attention:  Treasurer

     If to the Company:
          Midland National Life Insurance Company
          One Midland Plaza
          Sioux Falls, South Dakota
          Attention: Russell Evenson

     If to the Underwriter:
          82 Devonshire Street
          Boston, Massachusetts  02109
          Attention:  Treasurer


ARTICLE XII.  Miscellaneous

     12.1 All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

     12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

     12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California Insurance
Regulations and any other applicable law or regulations.

     12.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     12.8.  This Agreement or any of the rights and
obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto;
provided, however, that the Underwriter may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this Agreement. The Company shall promptly notify the Fund and the Underwriter of any change in control of the Company.

     12.9. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

(a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

(b)     the Company's quarterly statements (statutory) (and
GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period:

(c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

(d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;

(e) any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.


     MIDLAND NATIONAL LIFE INSURANCE COMPANY

     By:          __Michael_M_Masterson_____________________

     Name:     Michael M. Masterson

     Title:    Chief Executive Officer and President


     VARIABLE INSURANCE PRODUCTS FUND III

     By:    __Gary_Burkhead____
               J. Gary Burkhead
               Senior Vice President

     FIDELITY DISTRIBUTORS CORPORATION

     By:     __Paul_J_Hondros__
               Paul J. Hondros
               President


                               Schedule A
                 Separate Accounts and Associated Contracts

Name of Separate Account and Policy Form Numbers of
                                             Contracts Funded
Date Established by Board of Directors       By Separate
                                             Account

Midland National Life Separate Account A     LT-91
(July 20, 1987)                              L101A1
                                             L108A1
                                             L109A1

Midland National Life Separate Account C     A053A1
March 19, 1991


SCHEDULE B
PROXY VOTING PROCEDURE


The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term
"Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

1. The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

2. Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contractowner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

Note:     The number of proxy statements is determined by
the activities described in Step #2. The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

3. The Fund's Annual Report no longer needs to be sent to each Customer by the Company either before or together with the Customers' receipt of a proxy statement. Underwriter will provide the last Annual
Report to the Company pursuant to the terms of
Section 3.3 of the Agreement to which this Schedule relates.

4.     The text and format for the Voting Instruction Cards
("Cards" or "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce and personalize the Voting Instruction Cards.
The Legal Department of the Underwriter or its affiliate ("Fidelity Legal") must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards.
Information commonly found on the Cards includes:

a.     name (legal name as found on account
registration)
b.     address
c.     Fund or account number
d.     coding to state number of units
e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

5. During this time, Fidelity Legal will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company). Contents of envelope sent to Customers by Company will include:

a.     Voting Instruction Card(s)
b.     One proxy notice and statement (one
document)
c.     return envelope (postage pre-paid by
Company) addressed to the Company or its tabulation agent
d.     "urge buckslip" - optional, but
recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)
e.     cover letter - optional, supplied by
Company and reviewed and approved in
advance by Fidelity Legal.

6. The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to Fidelity Legal.

7.     Package mailed by the Company.
      *     The Fund must allow at least a 15-day
solicitation time to the Company as the
shareowner.  (A 5-week period is
recommended.)  Solicitation time is
calculated as calendar days from (but not including) the meeting, counting backwards.

8.     Collection and tabulation of Cards begins.
Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

     Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by Fidelity in the past.

9. Signatures on Card checked against legal name on account registration which was printed on the Card.

Note: For Example, If the account registration is under "Bertram C. Jones, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

10. If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter, a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be not received for purposes of vote tabulation. Any Cards that have "kicked out" (e.g. mutilated, illegible) of the procedure are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

11. There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated.
If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

12. The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of shares.) Fidelity Legal must review and approve tabulation format.

13. Final tabulation in shares is verbally given by the Company to Fidelity Legal on the morning of the meeting not later than 10:00 a.m. Boston time. Fidelity Legal may request an earlier deadline if required to calculate the vote in time for the meeting.

14.     A Certification of Mailing and Authorization to
Vote Shares will be required from the
Company as well as an original copy of the final vote. Fidelity Legal will provide a standard form for each Certification.

15.     The Company will be required to box and
archive the Cards received from the Customers.
In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, Fidelity Legal will be permitted reasonable access to such Cards.

16. All approvals and "signing-off" may be done orally, but must always be followed up in writing



SCHEDULE C


Other, non-Fidelity Investments investment companies currently available under variable annuities or variable life insurance issued by the Company:

American Century Variable Portfolios Inc.
     Capital Appreciation Portfolio
     Value Portfolio
     Balanced Portfolio
     International Portfolio

FIDELITY PMP

Item 24.(b)(8)(c) Form of Participation Agreement between Midland
        National Life Insurance Company and American Century Investment Services Inc.

FUND PARTICIPATION AGREEMENT

THIS FUND PARTICIPATION AGREEMENT is
made and entered into as of April 11, 1997 by and between MIDLAND NATIONAL LIFE INSURANCE
COMPANY (the "Company"), and AMERICAN
CENTURY INVESTMENT SERVICES, INC. (the
Distributor).

   WHEREAS, the Company offers to the public certain variable annuity contracts and variable life insurance contracts (the "Contracts"); and

   WHEREAS, the Company wishes to offer as investment options under the Contracts, TCI Balanced, TCI Growth,
TCI Value and TCI International (the "Funds"), each of which is a series of mutual fund shares registered under the Investment Company Act of 1940, as amended, and issued by TCI Portfolios, Inc. (the Issuer); and

   WHEREAS, on the terms and conditions hereinafter set forth, Distributor and the Issuer desire to make shares of the Funds available as investment options under the Contracts and to retain the Company to perform certain administrative services on behalf of the Funds;

   NOW, THEREFORE, the Company and Distributor agree as follows:

   1.   Transactions in the Funds.   Subject to the terms and
conditions of this Agreement, Distributor will make shares of the Funds available to be purchased, exchanged, or redeemed, by the Company on behalf of the Accounts
(defined in Section 6(a) below) through a single account per Fund at the net asset value applicable to each order. The Funds' shares shall be purchased and redeemed on a net basis in such quantity and at such time as determined by the Company to satisfy the requirements of the Contracts for which the Funds serve as underlying investment media. Dividends and capital gains distributions will be automatically reinvested in full and fractional shares of the Funds.

   2.   Administrative Services.   The Company shall be
solely responsible for providing all administrative services for the Contracts owners. The Company agrees that it will maintain and preserve all records as required by law to be maintained and preserved, and will otherwise comply with all laws, rules and regulations applicable to the marketing of the Contracts and the provision of administrative services to the Contract owners.

   3.   Processing and Timing of Transactions.

   (a) Distributor hereby appoints the Company as its agent for the limited purpose of accepting purchase and redemption orders for Fund shares from the Accounts and/or Record
Owners (each as defined below), as applicable. On each day the New York Stock Exchange (the "Exchange") is open for business (each, a "Business Day"), the Company may receive instructions from the Accounts and/or Record Owners for the purchase or redemption of shares of the Funds ("Orders").
Orders received and accepted by the Company prior to the close of regular trading on the Exchange (the "Close of Trading") on any given Business Day (currently, 3:00 p.m. Central time) and transmitted to the Issuer by 9:00 a.m.
Central time on the next following Business Day will be executed by the Issuer at the net asset value determined as of the Close of Trading on the previous Business Day ("Day
1"). Any Orders received by the Company after the Close of Trading, and all Orders that are transmitted to the Issuer after 9:00 a.m. Central time on the next following Business Day, will be executed by the Issuer at the net asset value next determined following receipt of such Order. The day as of which an Order is executed by the Issuer pursuant to the provisions set forth above is referred to herein as the "Effective Trade Date".

   (b) By 5:30 p.m. Central time on each Business Day, Distributor will provide to the Company, via facsimile or other electronic transmission acceptable to the Company, the Funds' net asset value, dividend and capital gain information and, in the case of income funds, the daily accrual for interest rate factor (mil rate), determined at the Close of Trading.

   (c) By 9:00 a.m. Central time on each Business Day, the Company will provide to Distributor via facsimile or other electronic transmission acceptable to Distributor a report stating whether the Orders received by the Company from Participants by the Close of Trading on the preceding
Business Day resulted in the Plan being a net purchaser or net seller of shares of the Funds. As used in this Agreement, the phrase "other electronic transmission acceptable to Distributor" includes the use of remote computer terminals located at the premises of the Company, its agents or affiliates, which terminals may be linked electronically to the computer system of Distributor, its agents or affiliates (hereinafter, "Remote Computer Terminals").

   (d) Upon the timely receipt from the Company of the report described in (c) above, Distributor will execute the purchase or redemption transactions (as the case may be) at the net asset value computed as of the Close of Trading on Day 1. Payment for net purchase transactions shall be made by wire transfer to the custodial account designated by the Funds on the Business Day next following the Effective
Trade Date. Such wire transfers shall be initiated by the Company's bank prior to 3:00 p.m. Central time and received by the Funds prior to 5:00 p.m. Central time on the Business Day next following the Effective Trade Date. If payments for a purchase Order is not timely received, such Order will be executed at the net asset value next computed following receipt of payment. Payments for net redemption transactions shall be made by wire transfer by the Issuer to the account designated by the appropriate receiving party within the time period set forth in the applicable Fund's then-current prospectus; provided, however, Distributor will use all reasonable efforts to settle all redemptions on the Business Day following the Effective Trade Date. On any Business Day when the Federal Reserve Wire Transfer
System is closed, all communication and processing rules will be suspended for the settlement of Orders. Orders will be settled on the next Business Day on which the Federal Reserve Wire Transfer System is open and the Effective
Trade Date will apply.

   4.   Prospectus and Proxy Materials.

   (a) Distributor shall provide to the shareholder of record copies of the Issuer's proxy materials, periodic fund reports to shareholders and other materials that are required by law to be sent to the Issuer's shareholders. In addition, Distributor shall provide the Company with a sufficient quantity of prospectuses of the Funds to be used in conjunction with the transactions contemplated by this Agreement, together with such additional copies of the Issuer's prospectuses as may be reasonably requested by Company. If the Company provides for pass-through voting by the Contract owners, Distributor will provide the Company with a sufficient quantity of proxy materials for each Contract owner.

   (b) The cost of preparing, printing and shipping of the prospectuses, proxy materials, periodic fund reports and other materials of the Issuer to the Company shall be paid by Distributor or its agents or affiliates; provided, however, that if at any time Distributor or its agent reasonably deems the usage by the Company of such items to be excessive, it may, prior to the delivery of any quantity of materials in excess of what is deemed reasonable, request that the Company demonstrate the reasonableness of such usage. If the Distributor believes the reasonableness of such usage has not been adequately demonstrated, it may request that the Company pay the cost of printing (including press time) and delivery of any excess copies of such materials. Unless the Company agrees to make such payments, Distributor may refuse to supply such additional materials and this section shall not be interpreted as requiring delivery by Distributor or Issuer of any copies in excess of the number of copies required by law.

   (c) The cost of distribution, if any, of any prospectuses, proxy materials, periodic fund reports and other materials of the Issuer to the Contract owners shall be paid by the Company and shall not be the responsibility of Distributor or the Issuer.


   5.   Compensation and Expenses.

   (a) The Accounts shall be the sole shareholder of Fund shares purchased for the Contract owners pursuant to this Agreement (the "Record Owners"). The Company and the
Record Owners shall properly complete any applications or other forms required by Distributor or the Issuer from time to time.

   (b) Distributor acknowledges that it will derive a substantial savings in administrative expenses, such as a reduction in expenses related to postage, shareholder communications and recordkeeping, by virtue of having a single shareholder account per Fund for the Accounts rather than having each Contract owner as a shareholder. In consideration of the Administrative Services and performance of all other obligations under this Agreement by the Company, Distributor will pay the Company a fee (the "Administrative Services fee") equal to 15 basis points per annum of the average aggregate amount invested by the Company under this Agreement, commencing with the month in which the average aggregate market value of investments by the Company (on behalf of the Contract owners) in the Funds exceeds $10 million. No payment obligation shall arise until the Company's average aggregate investment in the Funds reaches $10 million, and such payment obligation, once commenced, shall be suspended with respect to any month during which the Company's average aggregate investment in the Funds drops below $10 million.

   (c) The parties understand that Distributor customarily pays, out of its management fee, another affiliated corporation for the type of administrative services to be provided by the Company to the Contract owners. The parties agree that the payments by Distributor to the Company, like Distributor's payments to its affiliated corporation, are for administrative services only and do not constitute payment in any manner for investment advisory services or for costs of distribution.

   (d) For the purposes of computing the payment to the Company contemplated by this Section 5, the average aggregate amount invested by the Accounts in the Funds over a one month period shall be computed by totaling the Company's aggregate investment (share net asset value multiplied by total number of shares of the Funds held by the Company) on each Business Day during the month and dividing by the total number of Business Days during such month.

   (e) Distributor will calculate the amount of the payment to be made pursuant to this Section 5 at the end of each calendar quarter and will make such payment to the Company within 30 days thereafter. The check for such payment will be accompanied by a statement showing the calculation of the amounts being paid by Distributor for the relevant months and such other supporting data as may be reasonably requested by the Company and shall be mailed to:

            Midland National Life Insurance Company
            One Midland Plaza
            Sioux Falls, SD 57193
            Attention:  Theresa Kuiper


   (f) In the event Distributor reduces its management fee with respect to any Fund after the date hereof, Distributor may amend the Administrative Services fee payable with regard to such Fund by providing the Company 30 days' advance written notice of any such adjustment. The revised Administrative Services fee shall become effective as of the latter of 30 days from the date of delivery of the notice or the date prescribed in the notice.

   6.   Representations and Warranties.

   (a) The Company represents and warrants that: (i) this Agreement has been duly authorized by all necessary corporate action and, when executed and delivered, shall constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms; (ii) it has established the Separate Account A and the Separate
Account C (the "Accounts"), each of which is a separate account under South Dakota Insurance law, and has registered each Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") to serve as an investment vehicle for the Contracts; (iii) each Contract provides for the allocation of net amounts received by the Company to an Account for investment in the shares of one of more specified investment companies selected among those companies available through the Account to act as underlying investment media; (iv) selection of a particular investment company is made by the Contract owner under a particular Contract, who may change such selection from time to time in accordance with the terms of the applicable Contract; and (v) the activities of the Company contemplated by this Agreement comply with all provisions of federal and state insurance, securities, and tax laws applicable to such activities.

   (b) Distributor represents that: (i) this Agreement has been duly authorized by all necessary corporate action and, when executed and delivered, shall constitute the legal, valid and binding obligation of Distributor enforceable in accordance with its terms; and (ii) the investments of the Funds will at all times be adequately diversified within the meaning of
Section 817(h) of the Internal Revenue Service Code of
1986, as amended (the "Code"), and the regulations thereunder, and that at all times while this Agreement is in effect, all beneficial interests in each of the Funds will be owned by one or more insurance companies or by any other party permitted under Section 1.817-5(f)(3) of the Regulations promulgated under the Code.

   7.   Additional Covenants and Agreements.

   (a) Each party shall comply with all provisions of federal and state laws applicable to its respective activities under this Agreement.

   (b) Each party shall promptly notify the other parties in the event that it is, for any reason, unable to perform any of its obligations under this Agreement.

   (c) The Company covenants and agrees that all Orders accepted and transmitted by it hereunder with respect to each Account on any Business Day will be based upon instructions that it received from the Contract owners in proper form prior to the Close of Trading of the Exchange on that Business Day.

   (d) The Company covenants and agrees that all Orders transmitted to the Issuer, whether by telephone, telecopy, or other electronic transmission acceptable to Distributor, shall be sent by or under the authority and direction of a person designated by the Company as being duly authorized to act on behalf of the owner of the Accounts. Absent actual knowledge to the contrary, Distributor shall be entitled to rely on the existence of such authority and to assume that any person transmitting Orders for the purchase, redemption or transfer of Fund shares on behalf of the Company is "an appropriate person" as used in Sections 8-107 and 8-401 of the Uniform Commercial Code with respect to the transmission of instructions regarding Fund shares on behalf of the owner of such Fund shares. The Company shall maintain the confidentiality of all passwords and security procedures issued, installed or otherwise put in place with respect to the use of Remote Computer Terminals and assumes full responsibility for the security therefor. The Company further agrees to be solely responsible for the accuracy, propriety and consequences of all data transmitted to Distributor by the Company by telephone, telecopy or other electronic transmission acceptable to Distributor.

   (e) The Company agrees to make every reasonable effort to market its Contracts. It will use its best efforts to give equal emphasis and promotion to shares of the Funds as is given to other underlying investments of the Accounts.

   (f) The Company shall not, without the written consent of Distributor, make representations concerning the Issuer or the shares of the Funds except those contained in the then-current prospectus and in current printed sales literature approved by Distributor or the Issuer.

   (g) Advertising and sales literature with respect to the Issuer or the Funds prepared by the Company or its agents, if any, for use in marketing shares of the Funds as underlying investment media to Contract owners shall be submitted to Distributor for review and approval before such material is used.

   (h) The Company will provide to Distributor at least one complete copy of all registration statements, prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, and all amendments or supplements to any of the above that include a description of or information regarding the Funds promptly after the filing of such document with the SEC or other regulatory authority.

   8. Use of Names. Except as otherwise expressly provided for in this Agreement, neither Distributor nor the Funds shall use any trademark, trade name, service mark or logo of the Company, or any variation of any such trademark, trade name, service mark or logo, without the Company's prior written consent, the granting of which shall be at the Company's sole option. Except as otherwise expressly provided for in this Agreement, the Company shall not use any trademark, trade name, service mark or logo of the Issuer or Distributor, or any variation of any such trademarks, trade names, service marks, or logos, without the prior written consent of either the Issuer or Distributor, as appropriate, the granting of which shall be at the sole option of Distributor and/or the Issuer.

   9.   Proxy Voting.

   (a) The Company shall provide pass-through voting privileges to all Contract owners so long as the SEC continues to interpret the 1940 Act as requiring such privileges. It shall be the responsibility of the Company to assure that it and the separate accounts of the other
Participating Companies (as defined in Section 11(a) below) participating in any Fund calculate voting privileges in a consistent manner.

   (b) The Company will distribute to Contract owners all proxy material furnished by Distributor and will vote shares in accordance with instructions received from such Contract owners. The Company shall vote Fund shares for which no instructions have been received in the same proportion as shares for which such instructions have been received. The Company and its agents shall not oppose or interfere with the solicitation of proxies for Fund shares held for such Contract owners.


   10.   Indemnity.

   (a) Distributor agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, affiliates and each person, if any, who controls the Company within the meaning of the Securities Act of 1933 (collectively, the "Indemnified Parties" for purposes of this Section 10(a)) against any losses, claims, expenses, reasonable out-of-pocket administrative costs (not including any internal costs or charges), damages or liabilities (including amounts paid in settlement thereof) or litigation expenses (including legal and other expenses) (collectively, "Losses"), to which the Indemnified Parties may become subject, insofar as such Losses result from a breach by Distributor of a material provision of this Agreement, including, but not limited to, any Losses arising out of or resulting from the materially incorrect reporting of the daily net asset value per share or dividend or capital gain distribution rate. Distributor will reimburse any legal or other expenses reasonably incurred by the Indemnified
Parties in connection with investigating or defending any such Losses. Distributor shall not be liable for indemnification hereunder if such Losses are attributable to the negligence or misconduct of the Company in performing its obligations under this Agreement.

   (b) The Company agrees to indemnify and hold harmless Distributor and the Issuer and their respective officers, directors, employees, agents, affiliates and each person, if any, who controls the Issuer or Distributor within the meaning of the Securities Act of 1933 (collectively, the "Indemnified Parties" for purposes of this Section 10(b)) against any Losses to which the Indemnified Parties may become subject, insofar as such Losses (i) result from a breach by the Company of a material provision of this Agreement, or (ii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement or prospectus of the Company regarding the Contracts, if any, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) result from the use by any person of a Remote Computer Terminal. The Company will reimburse any legal or other expenses reasonably incurred by the Indemnified Parties in connection with investigating or defending any such Losses.
 The Company shall not be liable for indemnification hereunder if such Losses are attributable to the negligence or misconduct of Distributor or the Issuer in performing their obligations under this Agreement.

   (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 10. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish to, assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

   (d) If the indemnifying party assumes the defense of any such action, the indemnifying party shall not, without the prior written consent of the indemnified parties in such action, settle or compromise the liability of the indemnified parties in such action, or permit a default or consent to the entry of any judgment in respect thereof, unless in connection with such settlement, compromise or consent, each indemnified party receives from such claimant an unconditional release from all liability in respect of such claim.

   11.   Potential Conflicts.

   (a) The Company has received a copy of an application for exemptive relief, as amended, filed by Distributor on December 21, 1987, with the SEC and the order issued by the SEC in response thereto (the "Shared Funding Exemptive Order"). The Company has reviewed the conditions to the requested relief set forth in such application for exemptive relief. As set forth in such application, the Board of Directors of the Issuer (the "Board") will monitor the Issuer for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts ("Participating Companies") investing in funds of the Issuer. An irreconcilable material conflict may arise for a variety of reasons, including: (i) an action by any state insurance regulatory authority; (ii) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar actions by insurance, tax or securities regulatory authorities; (iii) an administrative or judicial decision in any relevant proceeding; (iv) the manner in which the investments of any portfolio are being managed; (v) a difference in voting instructions given by variable annuity contract owners and variable life insurance contract owners; or (vi) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

   (b)   The Company will report any potential or existing
conflicts of which it is aware to the Board.   The Company
will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

   (c) If a majority of the Board, or a majority of its disinterested Board members, determines that a material irreconcilable conflict exists with regard to contract owner investments in a Fund, the Board shall give prompt notice to all Participating Companies. If the Board determines that the Company is responsible for causing or creating said conflict, the Company shall at its sole cost and expense, and to the extent reasonably practicable (as determined by a majority of the disinterested Board members), take such action as is necessary to remedy or eliminate the irreconcilable material conflict. Such necessary action may include but shall not be limited to:

      (i) withdrawing the assets allocable to the Accounts from the Fund and reinvesting such assets in a different investment medium or submitting the question of whether such segregation should be implemented to a vote of all affected contract owners and as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and/or

      (ii) establishing a new registered management investment company or managed separate account.

   (d) If a material irreconcilable conflict arises as a result of a decision by the Company to disregard its contract owner voting instructions and said decision represents a minority position or would preclude a majority vote by all of its contract owners having an interest in the Issuer, the Company at its sole cost, may be required, at the Board's election, to withdraw an Account's investment in the Issuer and terminate this Agreement; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

   (e) For the purpose of this Section 11, a majority of the disinterested Board members shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Issuer be required to establish a new funding medium for any Contract. The Company shall not be required by this Section 11 to establish a new funding medium for any Contract if an offer to do so has been declined by vote of a majority of the Contract owners materially adversely affected by the irreconcilable material conflict.

    12.   Termination; Withdrawal of Offering.  This
Agreement may be terminated by either party upon 180 days' prior written notice to the other parties. Notwithstanding the above, each Issuer reserves the right, without prior notice, to suspend sales of shares of any Fund, in whole or in part, or to make a limited offering of shares of any of the Funds in the event that (A) any regulatory body commences formal proceedings against the Company, Distributor, affiliates of Distributor, or any of the Issuers, which proceedings Distributor reasonably believes may have a material adverse impact on the ability of Distributor, the Issuers or the Company to perform its obligations under this Agreement or
(B) in the judgment of Distributor, declining to accept any additional instructions for the purchase or sale of shares of any such Fund is warranted by market, economic or political conditions. Notwithstanding the foregoing, this Agreement may be terminated immediately (i) by any party as a result of any other breach of this Agreement by another party, which breach is not cured within 30 days after receipt of notice from the other party, or (ii) by any party upon a determination that continuing to perform under this Agreement would, in the reasonable opinion of the terminating party's counsel, violate any applicable federal or state law, rule, regulation or judicial order. Termination of this Agreement shall not affect the obligations of the parties to make payments under Section 3 for Orders received by the Company prior to such termination and shall not affect the Issuers' obligation to maintain the Accounts in the name of the Plans or any successor trustee or recordkeeper for the Plans. Following termination, Distributor shall not have any Administrative Services payment obligation to the Company (except for payment obligations accrued but not yet paid as of the termination date).

   13.   Continuation of Agreement.   Termination as the
result of any cause listed in Section 12 shall not affect the Distributor's obligation to cause the Issuer to furnish its shares to Contracts then in force for which its shares serve or may serve as the underlying medium (unless such further sale of Fund shares is proscribed by law or the SEC or other regulatory body). Following termination, Distributor shall not have any Administrative Services payment obligation to the Company (except for payment obligations accrued but not yet paid as of the termination date).

   14. Non-Exclusivity. Each of the parties acknowledges and agrees that this Agreement and the arrangement described herein are intended to be non-exclusive and that each of the parties is free to enter into similar agreements and arrangements with other entities.

   15. Survival. The provisions of Section 8 (use of names) and Section 10 (indemnity) of this Agreement shall survive termination of this Agreement.

   16. Amendment. Neither this Agreement, nor any provision hereof, may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by all of the parties hereto.

   17. Notices. All notices and other communications hereunder shall be given or made in writing and shall be delivered personally, or sent by telex, telecopier, express delivery or registered or certified mail, postage prepaid, return receipt requested, to the party or parties to whom they are directed at the following addresses, or at such other addresses as may be designated by notice from such party to all other parties.

   To the Company:

            Midland National Life Insurance Company
            One Midland Plaza
            Sioux Falls, SD  57193
            Attention:  Russell Evenson
            (605) 335-5700 (office number)
            (605) 335-3621 (telecopy number)

   To the Issuer or Distributor:

            American Century Mutual Funds
            4500 Main Street
            Kansas City, Missouri 64111
            Attention:  Charles A. Etherington, Esq.
            (816) 340-4051 (office number)
            (816) 340-4964 (telecopy number)

Any notice, demand or other communication given in a manner prescribed in this Section 17 shall be deemed to have been delivered on receipt.

   18. Successors and Assigns. This Agreement may not be assigned without the written consent of all parties to the Agreement at the time of such assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

   19. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Agreement by signing any such counterpart.

   20. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

   21. Entire Agreement. This Agreement, including the Attachments hereto, constitutes the entire agreement between the parties with respect to the matters dealt with herein, and supersedes all previous agreements, written or oral, with respect to such matters.

   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.


      AMERICAN CENTURY INVESTMENT        MIDLAND
NATIONAL LIFE
      SERVICES, INC.                     INSURANCE COMPANY


By:   __William_M._Lyons__            By:__Michael_M._Masterson__
      William M. Lyons                   Michael M. Masterson
       Executive Vice President          President and Chief Executive Officer

AMCENPA PMP

Item 24.(b)(9) Opinion and Consent of Counsel


February 23, 1998


Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193

Gentlemen:

With reference to the Registration Statement on Form N-4 as amended, filed by Midland National Life Insurance Company and Midland National Life Separate Account C with the Securities and Exchange Commission covering flexible premium variable annuity contracts, I have examined such documents and such law as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:

    1. Midland National Life Insurance Company is duly organized and validly existing under the laws of the State of South Dakota and has been duly authorized to issue individual flexible premium variable annuity policies by the Insurance Department of the state of South Dakota.

    2. Midland National Life Separate Account C is a duly authorized and existing separate account established pursuant to the provisions of Chapter 58-28 of the Insurance Code of South Dakota.

    3. The flexible premium variable annuity contracts, when issued as contemplated by said Form N-4 Registration Statement, will constitute legal, validly issued and binding obligations of Midland National Life Insurance Company.

I hereby consent to the filing of this opinion as an exhibit to said N-4 Registration Statement and the use of my name under the caption "Legal Matters" in the Prospectus contained in the Registration Statement.

Sincerely,


__Jack_L._Briggs__
  Jack L. Briggs
  Vice President, Secretary and General Counsel
REVVA JLB